(LOGO)

NORTHERN FUNDS

MONEY MARKET FUNDS       MONEY MARKET FUND    U.S. GOVERNMENT MONEY MARKET FUND
U.S. GOVERNMENT SELECT MONEY MARKET FUND      MUNICIPAL MONEY MARKET FUND
CALIFORNIA MUNICIPAL MONEY MARKET FUND        FIXED INCOME FUNDS
U.S. GOVERNMENT FUND                          INTERMEDIATE TAX-EXEMPT FUND
FLORIDA INTERMEDIATE TAX-EXEMPT FUND     FIXED INCOME FUND     TAX-EXEMPT FUND
CALIFORNIA TAX-EXEMPT FUND     INTERNATIONAL FIXED INCOME FUND     EQUITY FUNDS
INCOME EQUITY FUND     STOCK INDEX FUND       GROWTH EQUITY FUND
SELECT EQUITY FUND     SMALL CAP FUND         INTERNATIONAL GROWTH EQUITY FUND
INTERNATIONAL SELECT EQUITY FUND              TECHNOLOGY FUND

                                 ANNUAL REPORT

March 31, 1998

TABLE OF CONTENTS

                                                                         PAGE
Abbreviations and Other Information.........................................1

Economic and Market Overviews...............................................2

Portfolio Commentaries......................................................5

Money Market Funds
   Statements of Assets and Liabilities....................................15
   Statements of Operations............................................... 16
   Statements of Changes in Net Assets.................................... 17
   Financial Highlights................................................... 19
   Schedules of Investments
      Money Market Fund................................................... 22
      U.S. Government Money Market Fund................................... 26
      U.S. Government Select Money Market Fund............................ 27
      Municipal Money Market Fund......................................... 28
      California Municipal Money Market Fund.............................. 41

Fixed Income Funds
   Statements of Assets and Liabilities....................................44
   Statements of Operations............................................... 45
   Statements of Changes in Net Assets.................................... 46
   Financial Highlights................................................... 48
   Schedules of Investments
      U.S. Government Fund................................................ 51
      Intermediate Tax-Exempt Fund........................................ 52
      Florida Intermediate Tax-Exempt Fund................................ 57
      Fixed Income Fund................................................... 59
      Tax-Exempt Fund..................................................... 61
      California Tax-Exempt Fund.......................................... 65
      International Fixed Income Fund..................................... 68

Equity Funds
   Statements of Assets and Liabilities................................... 70
   Statements of Operations............................................... 71
   Statements of Changes in Net Assets.................................... 72
   Financial Highlights................................................... 74
   Schedules of Investments
      Income Equity Fund.................................................. 78
      Stock Index Fund.................................................... 81
      Growth Equity Fund.................................................. 89
      Select Equity Fund.................................................. 91
      Small Cap Fund...................................................... 93
      International Growth Equity Fund................................... 112
      International Select Equity Fund................................... 114
      Technology Fund.................................................... 116

Notes to the Financial Statements........................................ 118
Report of Independent Public Accountants................................. 125


ABBREVIATIONS AND
OTHER INFORMATION

With respect to the Schedules of Investments, the percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

Maturity dates represent the stated date on the security, the next interest reset date or next puttable dates for floating rate securities or the prerefunded date for these types of securities.

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ACES    Automatically Convertible Equity Securities

ADP     Automated Data Processing
ADR     American Depository Receipt

AMBAC   American Municipal Bond Assurance Corp.

AMT     Alternative Minimum Tax

BAN     Bond Anticipation Note

BTP     Banker's Trust Partnership

CAPMAC  Capital Markets Assurance Corp.

COLLD.  Collateralized

COP     Certificate of Participation

CP      Commercial Paper

CVP     Central Valley Project

DECS    Dividend Enhanced Convertible Stock

FFCB    Federal Farm Credit Bank

FGIC    Financial Guaranty Insurance Corp.

FHA     Federal Housing Authority

FHLB    Federal Home Loan Bank

FHLMC   Freddie Mac

FMC     Fidelity Mortgage Corp.

FNMA    Fannie Mae

FRN     Floating Rate Note

FSA     Financial Security Assurance

G.O.    General Obligation

GNMA    Government National Mortgage Association

GTD.    Guaranteed

HDA     Housing Development Authority

HFA     Housing Finance Authority

HUD     Housing and Urban Development

I.O.    Interest Only Stripped Security

IDA     Industrial Development Authority

IDR     Industrial Development Revenue

LOC     Letter of Credit

MBIA    Municipal Bond Insurance Association

MTN     Medium Term Note

NYS     New York Shares
P-FLOATSPuttable Floating Rate Security

P.O.    Principal Only Stripped Security

PCR     Pollution Control Revenue

PFA     Public Finance Authority

PRIDES  Preferred Redeemable Increased Dividend Securities

PRSV    Preservation Project

PSF     Permanent School Fund

RAN     Revenue Anticipation Note

REMIC   Real Estate Mortgage Investment Conduit

SAILS   Stock Appreciation Income Linked Securities

SFM     Single Family Mortgage

SLMA    SLM Holding Corp.

S.O.    Special Obligation

SOC GEN Societe Generale

STRYPES Structured Yield Product Exchangeable for Stock

TOB     Tender Option Bond

TOC     Tender Option Certificate

TOCR    Tender Option Custodial Receipt

TRACES  Treasury-Backed ACES

TRAN    Tax and Revenue Anticipation Note

TRB     Tax Revenue Bond

VRDN    Variable Rate Demand Note

<F1> Non-Income Producing Security

                               ------------------
                                NOT FDIC-INSURED
                               ------------------
                                 May lose value
                               No bank guarantee
                               ------------------

Northern Funds(SM) are not insured or guaranteed by the U.S. government, nor can there be any assurance that the money market funds will be able to maintain a stable net asset value of $1.00 per share.

Shares of Northern Funds are distributed by an independent third party, Sunstone Distribution Services, LLC, and sold by The Northern Trust Company and its bank affiliates.

                         ECONOMIC AND MARKET OVERVIEWS

REVIEW AND OUTLOOK OF THE ECONOMY _
MODERATE GROWTH WITH LOW INFLATION EXPECTED FOR 1998
In 1997, the economy turned in a stellar performance, posting the strongest growth, the lowest unemployment rate, and the lowest inflation rate since the start of this business expansion in the spring of 1991. Growth last year was well-balanced, with personal consumption, business fixed investment, residential investment, and exports all making substantial positive contributions. Although economic activity is expected to moderate in 1998 from its 1997 pace, we believe it is likely to be above its 7-year compound annual rate of about 2.5%.

The principal factor responsible for expected 1998 moderation in U.S. economic growth is the fallout from the Asian economic difficulties. We believe this will dampen U.S. export growth, which, in turn, will ripple through other sectors of our economy. In part because of weaker Asian demand for our products and in part because of the rapid growth in manufacturing capacity that has occurred here in recent years, business equipment spending is expected to slow down this year. Continued relatively strong consumer spending and residential construction activity is forecast to be an offset to weaker exports and a more moderate pace of capital spending. Household sector spending will be supported by rising incomes, increased job security, increased wealth from the equity markets, and low interest rates. The unemployment rate is expected to remain around its 1997 level of 4.7% as growth in both the supply of and demand for labor moderates.

From the perspective of the U.S. economy, the magnitude and duration of the Asian drag on export growth depends critically on Japanese economic conditions. The Japanese economy, which was one of the fastest growing in the industrialized world in 1996, nearly ground to a halt in 1997 because of continued banking system problems and an abrupt shift toward a restrictive fiscal policy. The Japanese government is taking steps to shore-up its banking system. That government also has announced its plans for the largest fiscal stimulus package in recent years _ approximately 3% of its Gross Domestic Product ("GDP"). These steps are likely to result in some positive growth for the Japanese economy late in 1998.
We believe continental European economic activity should continue along its stronger 1997 path. Although European fiscal policies are unlikely to turn expansionary, neither are they likely to become more restrictive in 1998, given that the charter member countries of the new European Monetary Union ("EMU") have been chosen. Thus, what has been a drag on European economic activity could become a neutral factor. At the same time, some of those charter member countries will be experiencing more accommodative monetary policies as their short-term interest rates are adjusted down to the Franco-German level in preparation for the January 1, 1999 start of the EMU. This is expected to further bolster European economic growth. So, toward the end of 1998, there is likely to be something occurring which has been absent through most of this business expansion _ a synchronization of accelerating economic growth in Europe and Japan, with continued solid growth in the U.S.

Inflation is anticipated to stay low this year. With sluggish economic growth in Asia, commodity prices are not expected to spike higher. We believe the lagged effects of the recent appreciation of the U.S. dollar will continue to hold down the prices of goods here. This will offset the rising prices of services, which are less affected by foreign competition. Although significant increases in energy prices are not expected, these prices may be near a cycle low as producers cut back on their output and global demand picks up later this year. Also toward the end of this year, the lagged effects from the prior dollar appreciation, which had been holding down inflation, are likely to be waning. This could set the stage for a drift up in inflation in 1999, especially if European and Japanese economic activity is picking up at the end of 1998, as expected.

The Federal Reserve was preparing to tighten monetary policy in the fourth quarter of last year because it feared that if the economy continued to grow as rapidly as it did in 1997, inflation was likely to rise. However, the Fed "held its fire" as the Asian economic crisis intensified in the fall on the assumption that these events would slow U.S. economic activity, thus acting as a substitute for Fed tightening. Our export growth is slowing because of the Asian weakness. But in the first quarter of this year, exceptionally strong domestic demand has more than offset weakening foreign demand. Some of the strength in first quarter domestic demand may be "borrowed" from subsequent quarters because of the unusually mild winter experienced in many parts of the country. Assuming that economic activity does moderate from its first quarter pace, the Fed is expected to keep monetary policy on hold through most of this year. However, the risks are rising that the Fed might engage in some "fine-tuning" tightening either late this year or early next year.

THE FIXED INCOME MARKETS

The past year has been a rewarding one for investors in the debt markets. The atypical combination of solid economic growth and declining inflation kept the Federal Reserve on the sidelines, while a much improved U.S. fiscal situation and fallout from Asia's financial crisis allowed interest rates to stay on a downward path. The yield curve flattened considerably over the period as longer rates declined 1.25% and shorter rates moved lower by 0.75%.

After raising the Fed funds rate in March 1997 to discourage a resurgence of inflation fears, monetary policymakers watched for signals of anticipated economic moderation. Before stronger U.S. economic growth could trigger a further tightening, low actual inflation and weakness in the Asian countries caused them pause. Despite a few quarters of strong domestic growth, Federal Reserve policymakers are continuing their vigil as we end the current period.

Low nominal Treasury yields in combination with the phenomenal performance of equity markets have left many investors apathetic about the return prospects of U.S. bonds. This disposition is evidenced by the huge disparity between the cash flows surging into equity mutual funds and the trickle moving into bond funds. While nominal yields have contracted considerably in recent years, it's important to remember that inflation has moved sharply lower, too. In fact, the decline in inflation has been so great that real yields through March 31, 1998 (i.e., nominal yields less inflation), have been quite generous. At quarter's end, the real yield on the 10-year Treasury note was 4.3%. This compares favorably against its average for the past five years of 3.7% and the past 45 years of 2.7%. In addition, relative to real yields in the rest of the industrialized world, we believe quarter-end U.S. real bond yields are attractive. As the positive factors underpinning the favorable growth dynamic in the U.S. come to be better appreciated, we expect today's generous real bond yields to decline. Based on this outlook, we are maintaining our constructive view of the U.S. bond market and have positioned our bond portfolios to benefit from a further decline in interest rates.

Our premise that real yields are attractive is based on the expectation that inflation will remain subdued. We have long argued the secular case for low inflation: intense global competition, high levels of capital investment, rapid technological innovation and global financial market discipline. Prudent monetary and fiscal policies have also been important factors supporting this outlook. In fact, the trend of fiscal improvement has been so positive that a U.S. budget surplus is expected this year. Not surprisingly, news of this surplus has broadened the perceived policy options available to elected officials in Washington. The list of possible uses for the surplus includes tax cuts, retiring the national debt, entitlement reform and, of course, increased spending. While the debate on what to do with budget surpluses has only just begun, we are encouraged by the scope and seriousness of discussions exploring the issue of entitlement reform. The fact that our elected officials have chosen to focus on entitlement reform so soon after balancing the budget indicates that fiscal prudence still resonates strongly with voters. This suggests that entitlement reform will be an important issue in future election campaigns, which is good news for bond investors.

Nonetheless, from a cyclical standpoint, we acknowledge, as we have for several years, the ongoing risk that strong U.S. and/or global growth could lead to temporary price pressures and somewhat higher interest rates. While an adverse, knee-jerk market reaction is possible, we believe current bond valuations more than compensate investors for this threat. On a global basis, there exists abundant capacity to handle any short-term surge in the demand for goods and services. Should stronger demand persist for a longer time period, many medium-term opportunities exist for further efficiency and productivity improvements. Additionally, driven by financial markets, enormous pressure for economic and political reforms continues to be applied across the globe. Ultimately, we expect this global push to unleash many new productive efficiencies. If recent history is any guide, the benefits produced by these changes may occur much sooner than the bond market currently expects.

THE EQUITY MARKETS

The U.S. market faces three important issues in 1998, namely earnings prospects, the Asian flu and valuation concerns. After a strong start to the year, the market is priced for perfection and is subject to downside risk if undetected shocks hit the system. The largest identifiable risk would be an earnings shortfall. Even though analysts have been revising estimates down for the past four months, they still think earnings can grow 10% in 1998 while we expect the gain to be 5% or less. Wage pressures are rising, margins are at record levels, price increases remain elusive and lower commodity prices are pressuring large segments of the economy. After six years of double digit gains, a slowdown is likely in 1998, leading the earnings optimists to be disappointed.

Events in Asia will contribute to earnings pressure this year as our exports to Asia will falter, particularly in big ticket items, while strong price competition is occurring in product categories that compete with Asian-made goods. We expect Asian growth to be near zero in 1998, and since it accounts for 30% of world output, overall global growth should slow. While these events are good news for the inflation outlook and perhaps bond prices, they are not bullish for earnings. Valuations measures remain stretched as they have been for the past two years. While valuation alone never creates market tops or bottoms, it does serve to cap the potential upside from present levels. The strong underlying fundamentals of reasonable growth, low rates, low inflation and good or at least adequate earnings growth continues to fuel demand for equities. However, in the long term, stocks move in line with GDP growth and earnings growth despite short-term de-couplings. We think stocks are fairly to modestly over-priced but admit they could remain in this state for some time as long as the underlying props discussed above remain intact. Investors will need to live with both high valuations and higher volatility to continue to participate in the great bull market under way.

THE GLOBAL MARKETS

The outlook for Europe remains positive while large question marks still exist in Japan and the rest of Asia. The convergence triggered by EMU has caused growth to surge in southern Europe and interest rates to fall, helping growth in even core Europe. Coupled with restructuring and consolidation via mergers, profits in Europe have been on a sustained upward trend. This has resulted in strong market performance over the past six months. While a healthy pause or consolidation is due over the next quarter or two, accelerating economic growth and good profits could sustain the European rally well into 1999. Finally, the advent of an equity culture is causing record demand for stocks as the bond alternative looks less attractive in the current low interest rate environment.

Japan remains a mystery as growth and profits are faltering even in an environment of very low interest rates and increased government fiscal spending. Problems in Asia are contributing to Japan's lack of progress since these are important export markets. While the markets in the rest of Asia are bouncing back after a very poor 1997 performance, we are not confident that either 1998 or 1999 will see much of a recovery. Thus, we think Asia is likely to be "dead money" for most of 1998, but a decent investment, as opposed to a trading opportunity, is possible later this year or early next.

The dollar has been firm to strong for the past three years, a trend we see continuing in 1998. However, a rising trade deficit could signal the end of its rally, particularly if our GDP growth slows to the 2%-2.5% range. Investors in foreign markets are still facing this dollar headwind, but a less rapid ascent or even a modest dip could unfold later this year depending on trade developments and the successful implementation of monetary union in Europe.

                                                    NORTHERN FUNDS Annual Report

                             PORTFOLIO COMMENTARIES

MONEY MARKET FUND

The maturity structure of the Fund continues to anticipate interest rate action by the Federal Reserve. The portfolio is heavily weighted in Tier One commercial paper (rated in the highest rating category by at least two nationally recognized statistical rating organizations (NRSROs)) where yields are attractive. The remainder is invested in certificates of deposit, repurchase agreements, variable rate notes, Treasury bills and other high-quality instruments. Quality and yield remain the primary factors in selecting issues for the portfolio. During the upcoming year, the Fund will be managed in an effort to take advantage of interest rate changes that occur. The barbell strategy is implemented to take advantage of any backup in the market. As always, we will continue to focus on providing our shareholders with the quality, liquidity and yield they are seeking in a money market fund.

Mary Ann Flynn
Portfolio Manager
U.S. GOVERNMENT
MONEY MARKET FUND

U.S. GOVERNMENT SELECT
MONEY MARKET FUND

Beginning in June 1997, the Funds adopted a barbell maturity structure. This strategy afforded the Funds with sufficient liquidity to remain competitive in a rising rate environment while adding yield and hedging against possible deflation with longer-term securities. In the U.S. Government Money Market Fund, we have substantially increased our exposure to repurchase agreements both overnight and in the short-term markets. In the U.S. Government Select Money Market Fund, we invest in those government agencies which are exempt from state and local taxation. Looking ahead, we will maintain our emphasis on quality, liquidity and yield.

Valerie J. Lokhorst
Portfolio Manager

MUNICIPAL MONEY
MARKET FUND

CALIFORNIA MUNICIPAL
MONEY MARKET FUND

The largest single factor affecting the short-term money market arena during the last year was supply. During 1997, we had a large amount of floating rate product come into the market. This kept floating rate yields at relatively high levels for most of 1997, causing the yield curve in short-term municipals to be very flat. As a result, the barbell strategy we employed was less effective than it has been in the past. The Funds are designed for people and corporations in the highest tax bracket, with the California Municipal Money Market Fund remaining an attractive investment for California taxpayers. Supply will continue to be a big factor again in 1998, but this time the lack of supply may keep yields depressed for most of the year. The first quarter of calendar 1998 saw yields in short-term municipals at very low levels compared to taxables.
The Federal Reserve will also play a role in the market in 1998, but what, or how significant, that role will be remains to be seen.

Brad Snyder
Portfolio Manager

                      MONEY MARKET FUNDS 7-DAY YIELDS<F2>
                           PERIOD ENDED MAY 12, 1998


                              U.S.          U.S.                    CALIFORNIA
                           GOVERNMENT    GOVERNMENT                  MUNICIPAL
                              MONEY        SELECT      MUNICIPAL       MONEY
            MONEY MARKET     MARKET     MONEY MARKET  MONEY MARKET    MARKET
                FUND          FUND          FUND          FUND         FUND
-------------------------------------------------------------------------------
Current         5.09%         5.01%        4.97%         3.33%         3.25%
-------------------------------------------------------------------------------
Effective       5.22%         5.14%        5.10%         3.39%         3.30%
-------------------------------------------------------------------------------

<F2> Yield calculations reflect fee waivers in effect, represent past performance and will fluctuate. In the absence of fee waivers, current 7-day yields for the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds would have been 5.05%, 4.94%, 4.92%, 3.28% and 3.19%, respectively. An investment in any one of the money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the Funds will be able to maintain a stable net asset value of $1.00 per share.

                    MONEY MARKET FUNDS YIELD<F3> COMPARISONS
                             AVERAGE MONTHLY RATES

                                                                                                                IBC'S
                                                                                                                MONEY
                                                                                                                 FUND
                                                                                                              AVERAGE TM/
                                                                                                              CALIFORNIA
                                                                                                                STATE-
                                                     U.S. GOV'T.                                  CALIFORNIA   SPECIFIC
                      IBC'S    U.S. GOV'T    IBC'S     SELECT      IBC'S    MUNICIPAL     IBC'S    MUNICIPAL    STOCK
           MONEY    MONEY FUND   MONEY    MONEY FUND    MONEY    MONEY FUND   MONEY    MONEY FUND    MONEY     BROKER &
          MARKET    AVERAGE TM/  MARKET   AVERAGE TM/  MARKET    AVERAGE TM/   MARKET  AVERAGE TM/   MARKET     GENERAL
           FUND    ALL TAXABLE    FUND    GOVERNMENT    FUND     GOVERNMENT    FUND   ALL TAX-FREE   FUND      PURPOSE
------------------------------------------------------------------------------------------------------------------------
1998
March      5.13%      5.03%      5.09%       4.86%      5.03%      4.86%      2.92%       2.80%      2.75%      2.68%
February   5.16%      5.05%      5.13%       4.87%      5.04%      4.87%      2.82%       2.77%      2.58%      2.65%
January    5.25%      5.10%      5.19%       4.90%      5.15%      4.90%      3.06%       2.99%      2.91%      2.87%
------------------------------------------------------------------------------------------------------------------------
1997
December   5.27%      5.12%      5.16%       4.92%      5.24%      4.92%      3.33%       3.23%      3.27%      3.12%
November   5.19%      5.05%      5.14%       4.85%      5.17%      4.85%      3.33%       3.24%      3.35%      3.14%
October    5.16%      5.01%      5.09%       4.83%      5.01%      4.83%      3.24%       3.11%      3.12%      3.00%
September  5.15%      5.02%      5.10%       4.84%      5.18%      4.84%      3.28%       3.15%      3.26%      3.11%
August     5.19%      5.04%      5.11%       4.85%      5.17%      4.85%      3.10%       2.96%      3.07%      2.92%
July       5.20%      5.02%      5.07%       4.82%      5.16%      4.82%      3.24%       3.08%      3.20%      2.90%
June       5.22%      5.02%      5.06%       4.82%      5.13%      4.82%      3.41%       3.28%      3.47%      3.15%
May        5.19%      4.98%      5.02%       4.78%      5.11%      4.78%      3.53%       3.37%      3.58%      3.29%
April      5.07%      4.94%      4.95%       4.75%      5.05%      4.75%      3.33%       3.17%      3.28%      3.08%
------------------------------------------------------------------------------------------------------------------------
<F3>Yield calculations for Northern Funds reflect fee waivers in effect, represent past performance and will fluctuate; in the absence of fee waivers, performance would be reduced. An investment in any one of the money market funds is neither insured nor guaranteed by the U.S. government nor is there any assurance the Funds will be able to maintain a stable net asset value of
    $1.00 per share.

    We compare our Funds to the IBC's Money Fund Averages TM which are composites of professionally managed money market investments with similar investment objectives.


                              U.S. GOVERNMENT FUND

Performance of the Fund during fiscal 1998 reflected a general increase in Treasury prices. Despite a continuation of the debate regarding the growth/inflation trade-off, interest rates decreased to their lowest levels in several years as an improving inflation environment took center stage. Aggressive buying of longer-dated issues resulted in a flattening of the Treasury curve. During the last 12 months, the Fund's performance has generally followed the movement in Treasury prices. Exposure to mortgage-backed pass-throughs enhanced the Fund's return profile. At the present time, we anticipate


            U.S. GOVERNMENT      LEHMAN BROS. GOVERNMENT
 DATE             FUND           INTERMEDIATE BOND INDEX
---------------------------------------------------------
 4/1/94         $10,000                  $10,000
3/31/95         $10,349                  $10,427
3/31/96         $11,141                  $11,376
3/31/97         $11,585                  $11,915
3/31/98         $12,616                  $13,034

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Intermediate Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. small government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to ten years.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

using any price declines as an opportunity to increase the Fund's overall interest rate exposure. We anticipate looking for opportunities to add yield through additional purchases within the agency sector.

Monty Memler
Portfolio Manager

                          INTERMEDIATE TAX-EXEMPT FUND

Bond yields dropped sharply over the past 12 months as inflation was restrained, despite stronger-than-expected economic growth. In this favorable environment, the Fund posted a solid positive return for fiscal 1998. While the Fund's longer-than-benchmark duration correctly positioned it for falling interest rates, it modestly underperformed its benchmark, primarily because of limited exposure to higher yielding market sectors. We are maintaining our overweight of AAA-rated securities, particularly in the insured sector, because of prevailing tight credit spreads in the marketplace. In addition, the Fund con-

              INTERMEDIATE         LEHMAN BROS. 5-YEAR
 DATE       TAX-EXEMPT FUND        MUNICIPAL BOND INDEX
---------------------------------------------------------
 4/1/94         $10,000                  $10,000
3/31/95         $10,438                  $10,571
3/31/96         $11,148                  $11,342
3/31/97         $11,526                  $11,818
3/31/98         $12,326                  $12,721

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers 5-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, tax-exempt bond market. Securities included in the Index must have been issued as part of a deal of at least $50 million; have an amount outstanding of at least $3 million; have been issued within the last five years; and have maturities of four to six years.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

tinues to take advantage of the steepness of the municipal yield curve, while seeking beneficial trading opportunities. Looking forward, the Fund is positioned to benefit from the generous real yields currently available in a low inflation environment.

Eric Bergson
Portfolio Manager

                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND

Although economic growth was stronger than anticipated, positive fiscal developments and declining inflation over the past 12 months led to a sharp drop in bond yields. In this environment, the Fund generated a solidly positive total return in fiscal 1998. While the Fund's longer-than-benchmark duration correctly positioned it for falling interest rates, it modestly underperformed its benchmarks primarily because of limited exposure to higher yielding market sectors. We are maintaining our overweight of AAA-rated securities, particularly in the insured sector, because of the prevailing tight

                                                            LEHMAN BROS. MUTUAL
          FLORIDA INTERMEDIATE     LEHMAN BROS. FLORIDA      FUND INTERMEDIATE
 DATE       TAX-EXEMPT FUND      INTERMEDIATE TAX-EXEMPT    MUNICIPAL BOND INDEX
--------------------------------------------------------------------------------
8/15/96         $10,000                  $10,000                  $10,000
3/31/97         $10,263                  $10,196                  $10,228
3/31/98         $11,137                  $11,096                  $11,164

This chart assumes an initial gross investment of $10,000 made on 8/15/96 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Securities included are Florida bonds with a minimum credit rating of Baa and maturities between five and ten years.

The Lehman Brothers Mutual Fund Intermediate Municipal Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Securities included in the Index must have been issued on or after January 1, 1991 as part of a deal of at least $50 million; have an amount outstanding of at least $3 million; have a fixed coupon rate; have a minimum credit rating of Baa, and have maturities between five and ten years.
Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

credit spreads in the marketplace. The Fund continues to target steeper parts of the yield curve while seeking beneficial trading opportunities. The Fund is currently structured to capture today's generous real yields and to capitalize on expectations of continued low inflation.

Eric Bergson
Portfolio Manager

                               FIXED INCOME FUND

U.S. rates fell sharply as exemplary inflation performance and concerns over the impact of the Asian financial crisis outweighed stronger than anticipated economic growth. The Fund generated a solid return for the fiscal year which proved to be modestly less than its benchmark. Relative performance lagged due to the Fund's overweight position in high-quality corporates which underperformed Treasuries for the first time in over 10 years.

                                 LEHMAN BROS. GOVERNMENT/
 DATE      FIXED INCOME FUND       CORPORATE BOND INDEX
---------------------------------------------------------
 4/1/94         $10,000                  $10,000
3/31/95         $10,416                  $10,459
3/31/96         $11,581                  $11,601
3/31/97         $12,112                  $12,118
3/31/98         $13,553                  $13,620

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. Included in the latter is debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

As we begin the new fiscal year, the Fund is positioned to capitalize on a further decline in longer-term rates. While low nominal yields leave most investors apathetic about bond return prospects, we consider inflation-adjusted yields generous given our expectation that price pressures will remain muted. We continue to overweight high-quality corporate and asset-backed sectors and underweight Treasuries, given the favorable credit environment and attractive incremental yield spreads.

Michael Lannan
Portfolio Manager

                                                    NORTHERN FUNDS Annual Report

                                TAX-EXEMPT FUND

U.S. bond markets had a rewarding year, benefiting from subdued domestic inflation, a much improved budget situation and constructive fallout from the financial crisis in Asia. Longer maturity municipal bonds performed strongly in this environment. The Fund's positive duration exposure and curve positioning strategies, reflective of our favorable outlooks for inflation and fiscal reform, aided performance as both ideas played out even better than we anticipated. This caused interest rates to move sharply below levels from a year ago. These lower rates and the pending deregulation of the

                                       LEHMAN BROS.
 DATE       TAX-EXEMPT FUND        MUNICIPAL BOND INDEX
---------------------------------------------------------
 4/1/94         $10,000                  $10,000
3/31/95         $10,578                  $10,746
3/31/96         $11,404                  $11,647
3/31/97         $11,897                  $12,284
3/31/98         $13,132                  $13,600

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Municipal Bond Index is a total return performance bench mark for the long-term, investment-grade, tax-exempt bond market. Securities included in the Index must have been issued as part of a deal of at least $50 million; have an amount outstanding of at least $3 million; have been issued within the last five years; and have maturities of at least one year.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

public power industry triggered a plethora of municipal debt refundings and issuer restructurings, which also contributed to the Fund's positive return. Although the Fund's exposure to higher yielding securities was steadily raised over the period, our ongoing quality bias versus the benchmark, in an economic environment conducive to significant spread tightening, held the Fund's overall returns slightly below that of the benchmark. The Fund remains positioned to capture today's generous real yields and is structured to benefit from an environment of moderating growth, subdued inflation and reduced issuance of new municipal bonds.

Peter Flood
Portfolio Manager

                           CALIFORNIA TAX-EXEMPT FUND

Although economic growth was stronger than anticipated, positive fiscal developments and declining inflation over the past 12 months led to a sharp drop in bond yields. In this environment, the Fund generated a solidly positive total return in fiscal 1998. The Fund's longer-than-benchmark duration correctly positioned it for falling interest rates. Its concentration in discount securities in 15- to 20-years helped it outperform its benchmarks, despite being underweighted in higher

                                       LEHMAN BROS.             LEHMAN BROS.
               CALIFORNIA        MUTUAL FUND INTERMEDIATE        CALIFORNIA
 DATE       TAX-EXEMPT FUND        MUNICIPAL BOND INDEX       MUNICIPAL INDEX
--------------------------------------------------------------------------------
 4/8/97         $10,000                  $10,000                  $10,000
9/30/97         $10,766                  $10,563                  $10,703
3/31/98         $11,186                  $10,915                  $11,136

This chart assumes an initial gross investment of $10,000 made on 4/8/97 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Mutual Fund Intermediate Municipal Index includes eligible municipal bonds with maturities of five to ten years. The Index is rule based and market value weighted. Bonds eligible to be included in this Index are investment grade tax-exempt bonds (Baa or better), with a fixed coupon rate, issued after December 31, 1990 as part of a transaction of at least $50 million. They must also have an outstanding par value greater that $3 million and a remaining maturity of at least 1 year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

The Lehman Brothers California Exempt Municipal Index includes investment grade (Baa or better) tax-exempt California bonds. The Index is rule based and market value weighted. To be included in the Index, the original transaction size must have been greater than $50 million. Each bond must have been issued since December 31, 1990 and have an outstanding par value greater than $3 million, and a remaining maturity of at least 1 year. Taxable municipal bonds, bonds with floating rates, derivatives, and certificates of participation are excluded.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

yielding market sectors. We are maintaining our overweight of AAA-rated securities, particularly in the insured sector, because of the prevailing tight-credit spreads in the marketplace. The Fund continues to target steeper parts of the yield curve while seeking beneficial trading opportunities. The Fund is currently structured to capture today's generous real yields and to capitalize on expectations of continued low inflation.

Eric Boeckmann
Portfolio Manager

                        INTERNATIONAL FIXED INCOME FUND

Non-U.S. bond yields fell sharply due to excellent inflation performance and lackluster economic growth. Peripheral European rates dropped most significantly in anticipation of a single European currency, which included Spain and Italy. Stellar local market gains, however, were significantly offset by currency weakness for unhedged U.S.-based investors. The Deutschmark lost nearly 10% and the Yen fell 7% versus the U.S. dollar. The Fund outperformed its benchmark for fiscal 1998 by a significant margin due to its underweight Japan and overweight U.S., U.K. and peripheral European positions.

             INTERNATIONAL      J.P. MORGAN INTERNATIONAL
 DATE      FIXED INCOME FUND      GOVERNMENT BOND INDEX
---------------------------------------------------------
 4/1/94         $10,000                  $10,000
3/31/95         $11,277                  $11,827
3/31/96         $11,935                  $12,348
3/31/97         $12,101                  $12,452
3/31/98         $12,659                  $12,807

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The J.P. Morgan International Government Bond Index is a daily, market capitalization-weighted international fixed income total return index consisting of 12 countries: Australia, Belgium, Canada, France, Germany, Japan, Netherlands, the United Kingdom, Italy, Spain, Denmark and Sweden. The constituent indices are fully invested. The Index is represented in U.S. dollars. Each component is converted into U.S. dollars and then aggregated.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

As we begin the new fiscal year, the Fund is positioned to capitalize on further rate declines in certain markets. While low nominal yields leave most investors apathetic about bond return prospects, we generally consider inflation-adjusted yields quite generous given our expectation that price pressures will remain muted. From an individual country standpoint, we consider the U.S. and the U.K. particularly attractive and Japan unattractive. The Fund remains invested in very high-quality sovereign and corporate obligations.

Michael Lannan
Portfolio Manager

------------------------------------------------------------------------------
INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.
------------------------------------------------------------------------------

                               INCOME EQUITY FUND

With a total return of 31.0%, the Fund had an excellent year in fiscal 1998, exceeding its targeted index by over 500 basis points. Financial market conditions were again quite favorable, with a stock market that saw every correction as a chance to buy, and a bond market that lowered five to ten year interest rates by 100 basis points or more. The Fund was positioned somewhat cautiously as the fiscal year began, causing it to lag its benchmark slightly, but by summer heavy new issue

                                      MERRILL LYNCH
                                     INVESTMENT GRADE
 DATE      INCOME EQUITY FUND     CONVERTIBLE BOND INDEX
---------------------------------------------------------
 4/1/94         $10,000                  $10,000
3/31/95         $10,221                  $10,444
3/31/96         $12,307                  $13,142
3/31/97         $14,081                  $14,261
3/31/98         $18,446                  $17,933

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Merrill Lynch Investment Grade Convertible Bond Index consists of all con-vertible bonds and preferreds (domestic and Euro), rated AAA to BBB3 with at least $2.5 million par value outstanding per issue.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

volume had caused values among convertible issues to become more reasonable. This allowed the addition of several new positions at attractive levels. Specific sectors that helped power returns, especially in the second half, were cable television, financials, and, very selectively, technology. Investor expectations for the market continue to be high, and the trends in earnings and interest rates in the coming year will be crucial to investment results. Going forward, we will continue to seek total returns consistent with the equity market, but with a higher current yield, and less volatility than a 100% straight stock portfolio.

Theodore T. Southworth
Portfolio Manager

                                                    NORTHERN FUNDS Annual Report

                                STOCK INDEX FUND

The Fund is designed to replicate the performance of the Standard & Poor's 500R Composite Stock Index in an efficient, cost-effective manner. The Fund provided a return that closely matched that of the S&P 500R. Strong performing sectors for the year were consumer services and capital goods. There were 38 additions to the S&P 500R for the year ending March 1998, 11 of which happened since January 1, 1998.

                                    S&P 500R COMPOSITE
 DATE       STOCK INDEX FUND           STOCK INDEX
---------------------------------------------------------
10/7/96         $10,000                  $10,000
3/31/97         $10,821                  $10,867
3/31/98         $15,918                  $16,084
This chart assumes an initial gross investment of $10,000 made on 10/7/96 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500R Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
-------------------------------------------------------------------------------

During the next 12 months, we will continue to follow an indexing strategy designed to replicate, before expenses, the performance of the S&P 500R.

Judy Yang
Portfolio Manager

-------------------------------------------------------------------------------
The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, nor does Standard & Poor's guarantee the accuracy and/or completeness of the S&P 500R Composite Stock Index or any data included therein. Standard & Poor's makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500R or any data included therein. Standard & Poor's makes no express or implied warranties and expressly disclaims all such warranties of merchantability of fitness for a particular purpose for use with respect to the S&P 500R or any data included therein.
-------------------------------------------------------------------------------

                               GROWTH EQUITY FUND

The Fund slightly outperformed its benchmark for fiscal 1998, aided in part by its emphasis on large capitalization companies with strong revenue and earnings growth. The Fund was positioned to take advantage of the higher growth sectors of the market by focusing on health care, technology and financial services. Lower growth sectors such as utilities, basic industry and capital goods were underweighted. We decreased our weighting in smaller capitalization companies and the

                                    S&P 500R COMPOSITE
 DATE      GROWTH EQUITY FUND          STOCK INDEX
---------------------------------------------------------
 4/1/94         $10,000                  $10,000
3/31/95         $10,690                  $11,561
3/31/96         $13,393                  $15,274
3/31/97         $14,962                  $18,303
3/31/98         $22,153                  $27,088

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500R Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

technology sector in the second half of the fiscal year, a move that helped to boost performance. While we were late getting into oil service stocks, the shift into the energy sector helped to boost performance in the fourth quarter of fiscal 1998. We will continue to use a combination of fundamental factors in managing the Fund, the most important being growth of revenues and earnings. The Fund remains positioned in companies with strong historical records of growth. However, our goal will be to sell or reduce holdings when relative valuations become stretched too high or when there are signs of slowing earnings growth or other fundamental deterioration.

John Zielinski
Portfolio Manager

                               SELECT EQUITY FUND

Stocks performed well last year as solid corporate earnings gains, remarkably low inflation and declining interest rates caused investors to push most major stock market indices to all-time highs. The Select Equity Fund outperformed its benchmark as our focus on companies with strong earnings gains and a shift toward larger capitalization stocks proved to be a winning strategy. For some time, the Fund held large positions relative to the S&P 500R in the financial, health care

                                    S&P 500R COMPOSITE
 DATE      SELECT EQUITY FUND          STOCK INDEX
---------------------------------------------------------
 4/6/94         $10,000                  $10,000
3/31/95         $10,818                  $11,496
3/31/96         $13,598                  $15,189
3/31/97         $15,725                  $18,201
3/31/98         $23,542                  $26,937

This chart assumes an initial gross investment of $10,000 made on 4/6/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500R Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

and technology sectors. As the year progressed, we found companies with attractive characteristics in a broader array of sectors. Our technology and financial holdings now represent a smaller share of the portfolio, as they were partially displaced by other opportunities. Health care remains a major emphasis. Another change last year was a shift toward larger companies, as the stock market has clearly favored them over smaller firms. We continue to believe owning the stocks of good quality companies that are growing their businesses leads to superior long-term investment results. Our challenge in fiscal 1999 is to identify those quality growth companies that will be best rewarded by the marketplace. Large companies continue to outperform smaller ones, but we suspect this can not continue much longer.

Robert Streed
Portfolio Manager

                                 SMALL CAP FUND

The Fund's value orientation was the primary factor in its outperformance of its benchmark, the Russell 2000 Index, for fiscal 1998. We employed quantitative methodologies to identify undervalued small cap stocks for the Fund. Going

 DATE        SMALL CAP FUND         RUSSELL 2000 INDEX
---------------------------------------------------------
 4/1/94         $10,000                  $10,000
3/31/95         $10,057                  $10,532
3/31/96         $12,479                  $13,563
3/31/97         $14,036                  $14,261
3/31/98         $20,031                  $20,214

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Russell 2000 Index is an index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry to accurately capture the universe of small-cap stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

forward, we will continue the quantitative approach, taking risk only in the areas we feel we can provide "value-added" and neutralizing all other portfolio risk factors relative to the benchmark.

Susan French
Portfolio Manager

                                                    NORTHERN FUNDS Annual Report

                        INTERNATIONAL GROWTH EQUITY FUND

The Fund outpaced its benchmark during fiscal 1998 due to strong performance from Europe where it is overweighted, and as a result of continued poor Asian performance where the Fund is well underweighted. Europe exceeded expectations with robust earnings growth, even as events in Asia ex-Japan deteriorated badly last year. Assets in Asia were reduced in mid- to late-1997 and redeployed in Europe. Emerging market exposure was substantially reduced, but overall results for dollar-based investors were still penalized by the strong currency. As the

             INTERNATIONAL            MORGAN STANLEY
 DATE      GROWTH EQUITY FUND           EAFE INDEX
---------------------------------------------------------
 4/1/94         $10,000                  $10,000
3/31/95          $9,735                  $10,608
3/31/96         $10,573                  $11,915
3/31/97         $10,849                  $12,089
3/31/98         $13,165                  $14,337

This chart assumes an initial gross investment of $10,000 made on 4/1/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley EAFE Index is composed of a sample of companies represen-tative of the market structure of 20 European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of all domestically listed stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

current year begins, the portfolio is well underweighted in Asia and is essentially out of emerging markets in Latin America. The Fund continues to hold a strong presence in Europe as potential benefits from the common currency are yet to be fully realized.

Robert LaFleur
Portfolio Manager

------------------------------------------------------------------------------
INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.
------------------------------------------------------------------------------

                        INTERNATIONAL SELECT EQUITY FUND
The Fund enjoyed a good year, outperforming its benchmark, even as dollar-based returns were still penalized by the strong currency. Strong market returns in Europe and good stock selection in both Europe and emerging markets contributed to the Fund's gains. The portfolio weathered the sharp downturn in Asia and other emerging markets late in 1997, as it had moved to reduce its holdings starting in mid-1997. The

                                   MORGAN STANLEY EAFE
             INTERNATIONAL         INDEX PLUS EMERGING
 DATE      SELECT EQUITY FUND       MARKETS FREE INDEX
---------------------------------------------------------
 4/5/94         $10,000                  $10,000
3/31/95          $9,805                  $10,432
3/31/96         $10,804                  $11,767
3/31/97         $10,593                  $12,061
3/31/98         $13,108                  $13,969

This chart assumes an initial gross investment of $10,000 made on 4/5/94 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley EAFE Blended with Emerging Markets Free Index is composed of companies representative of the market structure of 20 developed European and Pacific Basin countries and 18 emerging market countries. The Index represents stock market trends by representing the evolution of an unmanaged portfolio comprising a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries. The Morgan Stanley EAFE Index represents 90% of the benchmark; the Morgan Stanley Emerging Markets Free Index, 10%.
Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

sharp falls in the more volatile global markets penalized a few holdings, but in general the Fund avoided the devastating losses in Asia in the wake of the 1997 currency crisis. In fiscal 1999, the Fund will remain focused on rapidly growing companies, which we believe will be more prevalent in Europe and Latin America due to the economic problems in large parts of Asia. This company-specific approach leads to an overweight in the high growth markets of southern Europe and Latin America and to a small presence in Asia and Japan.

Robert LaFleur
Svein Backer
Portfolio Managers

------------------------------------------------------------------------------
INVESTORS ARE REMINDED THAT, WHILE INVESTING GLOBALLY CAN BE REWARDING, INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS AND CONSIDERATIONS IN ADDITION TO THOSE INHERENT WITH INVESTING IN U.S. COMPANIES, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY.
------------------------------------------------------------------------------

                                TECHNOLOGY FUND

The Fund's strong return for fiscal 1998 resulted as technology companies continued to deliver better-than-average earnings growth over the past year. Driven by this earnings expansion and the very strong bull market advance in the stock market in general, technology stocks advanced sharply. In the first half of the year, we overweighted semiconductor-related issues because these companies were rebounding from a sharp inventory correction that occurred in 1996. The problems in

                                    S&P 500R COMPOSITE      MORGAN STANLEY HIGH
 DATE       TECHNOLOGY FUND            STOCK INDEX            TECHNOLOGY INDEX
--------------------------------------------------------------------------------
 4/1/96         $10,000                  $10,000                  $10,000
3/31/97         $12,082                  $11,983                  $11,232
3/31/98         $18,439                  $17,735                  $17,218

This chart assumes an initial gross investment of $10,000 made on 4/1/96 (com-mencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley High-Technology 35 Index is a broad-market technology indicator dedicated exclusively to the electronics-based technology sector. The 35 stocks in the Index include the most highly capitalized American companies drawn from nine technology subsectors: computer services/design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. Capitalization ranges from $1 billion to $54 billion.

The S&P 500R Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
--------------------------------------------------------------------------------

the Asian markets cut short that recovery, and as a result, we reduced our exposure to semiconductor and semiconductor capital equipment stocks during the fourth calendar quarter and reestablished an overweighted position in telecommunications equipment and data networking stocks. Throughout the year, we maintained an overweight in the applications software group due to the strong growth characteristics in this area. Going forward, we continue to look for high-growth technology companies that we believe will continue to meet or exceed investor expectations over time. We believe technology stocks could perform nicely if the broad stock market continues its bull market advance throughout 1998. However, a sharp price correction in the broad market could cause technology shares to fall dramatically. As a result, we will be paying close attention to such factors as personal computer unit sales and pricing trends, software and semiconductor product upgrades and telecommunications spending trends. Readings of these indicators will provide us with clues as to how to best meet the objectives of the Fund.

John Leo
Jim Burkart
George Gilbert
Portfolio Managers

                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 1998

MONEY MARKET FUNDS
                                                                                         U.S.
                                                                          U.S.          GOV'T.                      CALIFORNIA
                                                                         GOV'T.         SELECT       MUNICIPAL      MUNICIPAL
                                                          MONEY           MONEY          MONEY         MONEY          MONEY
                                                         MARKET          MARKET         MARKET        MARKET          MARKET
AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA               FUND            FUND           FUND          FUND            FUND
--------------------------------------------             -------         ------         ------        ------          ------
ASSETS:
  Investments, at amortized cost                       $2,917,130       $245,667       $309,664     $1,810,177       $225,235
  Repurchase agreements, at cost which
     approximates market value                            350,000        171,125              _              _              _
  Cash                                                          _              _              _              _             83
  Income receivable                                        16,807          1,446            723         12,825          2,241
  Receivable for fund shares sold                          76,612         21,610          5,052         39,511          5,348
  Receivable for securities sold                                _              _              _          8,190              _
  Receivable from Adviser                                      26              8              6             17              4
  Deferred organization costs,
     net of accumulated amortization                           27             10              6             31              6
  Prepaid and other assets                                     74             20             25             50              7
------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                       3,360,676        439,886        315,476      1,870,801        232,924
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
  Due to custodian                                             57              _              _              _              _
  Dividends payable                                        14,182          1,765          1,310          4,544            516
  Payable for fund shares redeemed                         49,685         21,007          7,682         51,615          7,520
  Accrued investment advisory fees                            216             28             20            121             15
  Accrued transfer agent fees                                  54              7              5             30              4
  Accrued administration fees                                  19              3              2             14              2
  Accrued custody and accounting fees                          14              2              1             11              2
  Accrued registration fees and other liabilities             419             32             31            123             22
------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                     64,646         22,844          9,051         56,458          8,081
------------------------------------------------------------------------------------------------------------------------------
  Net Assets                                           $3,296,030       $417,042       $306,425     $1,814,343       $224,843
==============================================================================================================================

ANALYSIS OF NET ASSETS:
  Capital stock                                        $3,295,926       $417,011       $306,411     $1,814,017       $224,831
  Accumulated undistributed net investment income             101             27             14            180             13
  Accumulated undistributed net
     realized gains (losses)                                    3              4              _            146            (1)
------------------------------------------------------------------------------------------------------------------------------
  Net Assets                                           $3,296,030       $417,042       $306,425     $1,814,343       $224,843
==============================================================================================================================

SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                              3,296,023        417,038        306,425      1,814,127        224,844

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                                  $1.00          $1.00          $1.00          $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.


STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 1998

MONEY MARKET FUNDS

                                                                                         U.S.
                                                                          U.S.          GOV'T.                      CALIFORNIA
                                                                         GOV'T.         SELECT       MUNICIPAL      MUNICIPAL
                                                          MONEY           MONEY          MONEY         MONEY          MONEY
                                                         MARKET          MARKET         MARKET        MARKET          MARKET
AMOUNTS IN THOUSANDS                                      FUND            FUND           FUND          FUND            FUND
--------------------------------------------             -------         ------         ------        ------          ------

INVESTMENT INCOME:
  Interest income                                        $136,282        $19,260        $12,166        $56,875         $7,781
------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
  Investment advisory fees                                 14,236          2,046          1,307          9,097          1,287
  Administration fees                                       3,559            512            327          2,274            376
  Transfer agent fees                                       2,373            341            218          1,516            214
  Custody and accounting fees                                 540            115             79            358             87
  Registration fees                                           452             35             44            132             10
  Professional fees                                            40             20             18             33             18
  Amortization of organization costs                           28             11              4             31              4
  Trustees' fees and expenses                                  28              7              5             23              5
  Other                                                       138             70             17             93             18
------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                           21,394          3,157          2,019         13,557          2,019
     Less voluntary waivers of:
       Investment advisory fees                           (4,745)          (682)          (633)        (3,033)          (568)
       Administration fees                                (2,372)          (294)          (203)        (1,345)          (244)
     Less: Reimbursement of expenses by Adviser           (1,227)          (305)          (182)          (841)          (166)
------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                          13,050          1,876          1,001          8,338          1,041
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     123,232         17,384         11,165         48,537          6,740
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAINS (LOSSES) ON:
  Investments                                                   3              4              1            255            (1)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                              $123,235        $17,388        $11,166        $48,792         $6,739
==============================================================================================================================

See Notes to the Financial Statements.


                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF CHANGES IN NET ASSETS


MONEY MARKET FUNDS


                                                                            U.S. GOVERNMENT
                                                              MONEY MARKET                  MONEY MARKET
                                                                  FUND                          FUND
                                                       ----------------------------   --------------------------
                                                          YEAR            YEAR           YEAR          YEAR
                                                          ENDED           ENDED          ENDED         ENDED
                                                        MAR. 31,        MAR. 31,       MAR. 31,      MAR. 31,
AMOUNTS IN THOUSANDS                                      1998            1997           1998          1997
--------------------------------------------           ----------------------------   --------------------------

OPERATIONS:
  Net investment income                               $   123,232     $    64,325     $    17,384     $  11,819
  Net realized gains on investments                             3               1               4             _
----------------------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting
       from Operations                                    123,235          64,326          17,388        11,819
----------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          11,527,035       7,318,021       1,747,441     1,755,453
  Shares from reinvestment of dividends                    15,289           6,771           3,063         2,684
  Shares redeemed                                     (9,853,484)     (6,779,419)     (1,647,725)   (1,650,983)
----------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Capital Share Transactions                  1,688,840         545,373         102,779       107,154
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
  From net investment income                            (123,232)        (64,325)        (17,384)      (11,819)
----------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                            1,688,843         545,374         102,783       107,154

NET ASSETS:
  Beginning of year                                     1,607,187       1,061,813         314,259       207,105
----------------------------------------------------------------------------------------------------------------
  End of year                                          $3,296,030      $1,607,187        $417,042      $314,259
================================================================================================================
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME                                      $101             $77             $27           $21
================================================================================================================

See Notes to the Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


MONEY MARKET FUNDS

                                                         U.S. GOVERNMENT                                         CALIFORNIA
                                                              SELECT                   MUNICIPAL                 MUNICIPAL
                                                           MONEY MARKET              MONEY MARKET               MONEY MARKET
                                                               FUND                      FUND                       FUND
                                                     -------------------------  -------------------------  -----------------------
                                                        YEAR         YEAR          YEAR         YEAR         YEAR          YEAR
                                                       ENDED         ENDED         ENDED       ENDED         ENDED        ENDED
                                                      MAR. 31,     MAR. 31,      MAR. 31,     MAR. 31,     MAR. 31,      MAR. 31,
AMOUNTS IN THOUSANDS                                    1998         1997          1998         1997         1998          1997
---------------------------------------------        -------------------------  -------------------------  -----------------------
OPERATIONS:
Net investment income                               $  11,165    $    5,924    $  48,537    $   37,048     $   6,740   $    5,177
  Net realized gains (losses) on investments                1           (1)          255         (109)           (1)            _
----------------------------------------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting
       from Operations                                 11,166         5,923       48,792        36,939         6,739        5,177
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                       1,006,456       483,126    7,708,423     6,319,359     1,249,341    1,517,961
  Shares from reinvestment of dividends                 3,723         2,092        5,789         2,651         1,007          337
  Shares redeemed                                   (871,883)     (402,489)  (7,320,165)   (6,004,649)   (1,226,493)  (1,482,396)
----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Capital Share Transactions                138,296        82,729      394,047       317,361        23,855       35,902
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
  From net investment income                         (11,165)       (5,924)     (48,537)      (37,048)       (6,740)      (5,177)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                          138,297        82,728      394,302       317,252        23,854       35,902
NET ASSETS:
  Beginning of year                                   168,128        85,400    1,420,041     1,102,789       200,989      165,087
----------------------------------------------------------------------------------------------------------------------------------
  End of year                                        $306,425      $168,128   $1,814,343    $1,420,041      $224,843     $200,989
==================================================================================================================================
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME                                   $14           $10         $180          $153           $13           $9
==================================================================================================================================

See Notes to the Financial Statements.


                                                    NORTHERN FUNDS Annual Report

FINANCIAL HIGHLIGHTS

MONEY MARKET FUNDS


                                                                                                       U.S. GOVERNMENT
                                                           MONEY MARKET                                  MONEY MARKET
                                                               FUND                                          FUND
                                           ---------------------------------------------  -----------------------------------------
                                              YEAR        YEAR      YEAR        YEAR        YEAR       YEAR       YEAR      YEAR
                                              ENDED      ENDED      ENDED       ENDED      ENDED       ENDED      ENDED     ENDED
                                            MAR. 31,    MAR. 31,  MAR. 31,    MAR. 31,    MAR. 31,   MAR. 31,   MAR. 31,  MAR. 31,
                                              1998        1997      1996      1995<F2>      1998       1997       1996    1995<F2>
---------------------------------------    ---------------------------------------------  -----------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR             $1.00      $1.00       $1.00      $1.00      $1.00      $1.00       $1.00     $1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.05       0.05        0.05       0.04       0.05       0.05        0.05      0.04
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income                  (0.05)     (0.05)      (0.05)     (0.04)     (0.05)     (0.05)      (0.05)    (0.04)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                   $1.00      $1.00       $1.00      $1.00      $1.00      $1.00       $1.00     $1.00
===================================================================================================================================

TOTAL RETURN<F3>                               5.31%      5.05%       5.57%      4.55%      5.22%      4.93%       5.46%     4.47%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year   $3,296,030 $1,607,187  $1,061,813   $894,279   $417,042   $314,259    $207,105  $227,543
  Ratio to average net assets of<F4>:
     Expenses, net of waivers and
       reimbursements                          0.55%      0.55%       0.49%      0.45%      0.55%      0.55%       0.49%     0.45%
     Expenses, before waivers and
       reimbursements                          0.90%      0.90%       0.91%      0.96%      0.93%      0.96%       0.94%     1.01%
     Net investment income, net of
       waivers and reimbursements              5.19%      4.94%       5.42%      4.94%      5.10%      4.82%       5.33%     4.93%
     Net investment income, before
       waivers and reimbursements              4.84%      4.59%       5.00%      4.43%      4.72%      4.41%       4.88%     4.37%
-----------------------------------------------------------------------------------------------------------------------------------

<F2> For the period April 11, 1994 (commencement of operations) through March 31, 1995.
<F3> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
<F4> Annualized for periods less than a full year.

See Notes to the Financial Statements.


FINANCIAL HIGHLIGHTS (CONTINUED)

MONEY MARKET FUNDS
                                                          U.S. GOVERNMENT
                                                              SELECT                                      MUNICIPAL
                                                           MONEY MARKET                                  MONEY MARKET
                                                               FUND                                          FUND
                                           ---------------------------------------------  -----------------------------------------
                                              YEAR        YEAR      YEAR        YEAR        YEAR       YEAR       YEAR      YEAR
                                              ENDED      ENDED      ENDED       ENDED      ENDED       ENDED      ENDED     ENDED
                                            MAR. 31,    MAR. 31,  MAR. 31,    MAR. 31,    MAR. 31,   MAR. 31,   MAR. 31,  MAR. 31,
                                              1998        1997      1996      1995<F2>      1998       1997       1996    1995<F3>
---------------------------------------    ---------------------------------------------  -----------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR             $1.00      $1.00       $1.00      $1.00      $1.00      $1.00       $1.00     $1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.05       0.05        0.05       0.02       0.03       0.03        0.03      0.03
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income                  (0.05)     (0.05)      (0.05)     (0.02)     (0.03)     (0.03)      (0.03)    (0.03)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                   $1.00      $1.00       $1.00      $1.00      $1.00      $1.00       $1.00     $1.00
===================================================================================================================================

TOTAL RETURN<F5>                               5.24%      5.07%       5.55%      1.75%      3.27%      3.14%       3.54%     2.90%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year     $306,425   $168,128     $85,400    $82,162 $1,814,343 $1,420,041  $1,102,789  $927,747
  Ratio to average net assets of<F6>:
     Expenses, net of waivers and
       reimbursements                          0.46%      0.40%       0.33%      0.30%      0.55%      0.55%       0.49%     0.45%
     Expenses, before waivers and
       reimbursements                          0.93%      0.97%       1.00%      1.32%      0.89%      0.90%       0.91%     0.95%
     Net investment income, net of
       waivers and reimbursements              5.13%      4.95%       5.43%      5.84%      3.20%      3.08%       3.46%     3.10%
     Net investment income, before
       waivers and reimbursements              4.66%      4.38%       4.76%      4.82%      2.86%      2.73%       3.04%     2.60%
-----------------------------------------------------------------------------------------------------------------------------------

<F2> For the period December 12, 1994 (commencement of operations) through March 31, 1995.
<F3> For the period April 11, 1994 (commencement of operations) through March 31, 1995.
<F4> For the period November 29, 1994 (commencement of operations) through March 31, 1995.
<F5> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
<F6> Annualized for periods less than a full year.

See Notes to the Financial Statements.


                                                    NORTHERN FUNDS Annual Report
FINANCIAL HIGHLIGHTS (CONTINUED)

MONEY MARKET FUNDS
                                                            CALIFORNIA
                                                             MUNICIPAL
                                                           MONEY MARKET
                                                               FUND
                                           --------------------------------------------
                                              YEAR        YEAR      YEAR        YEAR
                                              ENDED      ENDED      ENDED       ENDED
                                            MAR. 31,    MAR. 31,  MAR. 31,    MAR. 31,
                                              1998        1997      1996      1995<F4>
---------------------------------------    --------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR             $1.00      $1.00       $1.00      $1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.03       0.03        0.04       0.01
---------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income                  (0.03)     (0.03)      (0.04)     (0.01)
---------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                   $1.00      $1.00       $1.00      $1.00
=======================================================================================

TOTAL RETURN<F5>                               3.20%      3.19%       3.63%      1.27%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year     $224,843   $200,989    $165,087   $161,316
  Ratio to average net assets of<F6>:
     Expenses, net of waivers and
       reimbursements                          0.49%      0.45%       0.39%      0.35%
      Expenses, before waivers and
       reimbursements                          0.94%      0.94%       0.94%      1.07%
     Net investment income, net of
       waivers and reimbursements              3.14%      3.13%       3.55%      3.78%
     Net investment income, before
       waivers and reimbursements              2.69%      2.64%       3.00%      3.06%
---------------------------------------------------------------------------------------

<F2> For the period December 12, 1994 (commencement of operations) through March 31, 1995.
<F3> For the period April 11, 1994 (commencement of operations) through March 31, 1995.
<F4> For the period November 29, 1994 (commencement of operations) through March 31, 1995.
<F5> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
<F6> Annualized for periods less than a full year.

See Notes to the Financial Statements.


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MONEY MARKET FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CERTIFICATES OF DEPOSIT - 11.4%

            DOMESTIC CERTIFICATES OF DEPOSIT - 4.1%
            Bankers Trust New York Corp.
   $25,000     5.91%, 7/14/98                                 $ 24,998
    25,000     5.64%, 1/22/99                                   24,987
    25,000  CrestarBank,
            5.60%, 2/2/99                                       24,997
    25,000  Huntington National Bank, Columbus,
            5.92%, 9/18/98                                      24,997
    35,000  Union Bank of California,
            5.72%, 6/10/98                                      35,003
                                                           -----------
                                                               134,982
                                                           -----------

            FOREIGN CERTIFICATES OF DEPOSIT - 7.3%
            Banque Nationale de Paris, New York Branch
    35,000     5.71%, 2/18/99                                   34,940
    24,000     5.82%, 3/30/99                                   23,974
            Barclays Bank, New York Branch
    15,000     6.00%, 6/25/98                                   14,998
    32,000     5.63%, 2/25/99                                   31,980
            Canadian Bank Imperial Bank of
            Commerce, New York Branch
    25,000     5.63%, 4/7/98                                    25,000
    25,000     5.65%, 4/7/98                                    25,000
    10,000     5.99%, 10/21/98                                   9,997
    10,000  National Westminster Bank, New York
            Branch, 6.00%, 6/26/98                               9,999
            Societe Generale, New York Branch
    26,000     5.92%, 7/17/98                                   25,998
    15,000     5.90%, 8/21/98                                   14,997
    10,000     5.64%, 1/7/99                                    10,003
    15,000     5.74%, 3/5/99                                    14,996
                                                           -----------
                                                               241,882
                                                           -----------

            Total Certificates of Deposit
            (cost $376,864)                                    376,864
                                                           -----------

            COMMERCIAL PAPER - 51.4%

            ASSET BACKED SECURITIES - 21.9%
    15,000  ABC Funding,
            5.86%, 6/1/98                                       14,856
            Amsterdam Funding Corp.
    10,705     5.61%, 4/10/98                                   10,690
     1,917     5.62%, 4/10/98                                    1,914

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            ASSET BACKED SECURITIES - 21.9% (CONT'D.)
   $15,000  Atlantic Asset Securitization Corp.,
            5.61%, 4/9/98                                      $14,981
    11,500  Avco Financial Services Canada Ltd.,
            5.63%, 5/29/98                                      11,397
            Certain Funding Corp.
    52,760     5.59%, 4/15/98                                   52,646
    17,000     5.56%, 5/12/98                                   16,894
     1,190     5.62%, 5/28/98                                    1,179
     4,680     5.63%, 6/16/98                                    4,625
            Concord Minutemen Capital Co.
    12,558     5.64%, 4/14/98                                   12,532
    12,034     5.63%, 4/20/98                                   11,998
    11,867     5.63%, 4/23/98                                   11,827
    12,793     5.64%, 4/23/98                                   12,749
     8,400     5.64%, 5/7/98                                     8,353
     2,500  Cooperative Association of Tractor
            Dealers, Series A, 5.57%, 4/23/98                    2,492
    12,500  Corporate Receivables Corp.,
            5.56%, 4/8/98                                       12,487
    46,000  CPI Funding, 5.84%, 5/26/98                         45,601
            CXC, Inc.
    12,500     5.55%, 4/2/98                                    12,498
    12,500     5.56%, 4/3/98                                    12,496
    25,000  Diageo PLC, 5.52%, 7/6/98                           24,641
     1,817  Eureka Securitization, Inc.,
            5.60%, 5/14/98                                       1,805
    12,407  Kitty Hawk Funding Corp.,
            5.65%, 5/28/98                                      12,297
     2,371  KZH Crescent I Corp.,
            5.63%, 4/20/98                                       2,364
     3,292  KZH Crescent II Corp.,
            5.63%, 4/21/98                                       3,282
     4,811  KZH Crescent III Corp.,
            5.64%, 4/24/98                                       4,794
    11,019  KZH Crescent IV Corp.,
            5.67%, 4/20/98                                      10,986
            Lexington Parker Capital Co. LLC
    40,000     5.61%, 4/1/98                                    40,000
     7,747     5.61%, 5/21/98                                    7,687
    12,107     5.57%, 8/11/98                                   11,866
    60,000  New Center Asset Trust,
            6.00%, 4/1/98                                       60,000
    11,923  Old Line Funding Corp.,
            5.62%, 4/16/98                                      11,895
     3,142  Park Avenue Receivables Corp.,
            5.60%, 5/7/98                                        3,125

SCHEDULES OF INVESTMENTS MARCH 31, 1998

MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            ASSET BACKED SECURITIES - 21.9% (CONT'D.)
   $47,469  Pooled Account Receivables Corp.,
            5.62%, 4/16/98                                   $  47,358
            ROSE, Inc.
     5,480     5.58%, 4/27/98                                    5,458
    11,000     5.57%, 4/28/98                                   10,955
    10,000  SALTS (II) Cayman Islands Corp.,
            5.74%, 6/18/98                                      10,000
    34,000  SALTS (III) Cayman Islands Corp.,
            5.73%, 7/23/98                                      34,000
    40,000  Sheffield Receivables Corp.,
            6.15%, 4/1/98                                       40,000
    28,500  Special Purpose Accounts Receivable
            Cooperative Corp., 5.60%, 5/22/98                   28,277
     8,000  Sunkyong America, Inc.,
            5.57%, 6/8/98                                        7,917
    20,000  Thames Asset Global Securitization,
            5.58%, 5/26/98                                      19,832
    20,000  Twin Towers, Inc.,
            5.64%, 4/14/98                                      19,959
            Windmill Funding Corp.
    25,000     5.61%, 4/8/98                                    24,973
     6,101     5.60%, 5/8/98                                     6,066
                                                           -----------
                                                               721,752
                                                           -----------

            BROKERAGE SERVICES - 1.4%
            Salomon Smith Barney Holdings, Inc.
    25,000     5.58%, 4/14/98                                   24,950
    22,000     5.57%, 7/7/98                                    21,679
                                                           -----------
                                                                46,629
                                                           -----------

            COMMUNICATIONS - 2.2%
     9,500  GTE Financial Corp.,
            5.69%, 4/27/98                                       9,461
    21,000  GTE Funding Corp.,
            5.65%, 6/23/98                                      20,730
    44,000  MCI Communications Corp.,
            6.10%, 4/1/98                                       44,000
                                                           -----------
                                                                74,191
                                                           -----------

            ELECTRONIC AND OTHER ELECTRICAL
            COMPONENTS _ 3.9%
    12,500  Duke Capital Corp.,
            5.54%, 5/15/98                                      12,416

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            ELECTRONIC AND OTHER ELECTRICAL
            COMPONENTS _ 3.9% (CONT'D.)
            General Electric Capital Corp.
 $  75,000     6.20%, 4/1/98                                 $  75,000
    40,000     5.56%, 7/17/98                                   39,358
                                                           -----------
                                                               126,774
                                                           -----------

            FOREIGN DEPOSITORY INSTITUTIONS _ 4.2%
    30,000  Abbey National North America,
            5.76%, 6/17/98                                      29,641
    30,000  Banco Real S.A., Grand Cayman,
            5.81%, 4/16/98                                      29,929
    30,000  Halifax Building Society,
            5.76%, 6/16/98                                      29,645
    40,000  Lloyds Bank PLC, 5.51%, 7/13/98                     39,387
    10,000  Nacional Financiera, S.N.C.,
            Grand Cayman, 5.86%, 5/13/98                         9,934
                                                           -----------
                                                               138,536
                                                           -----------

            INSURANCE SERVICES _ 1.4%
    14,966  AON Corp., 5.63%, 4/28/98                           14,904
    10,000  SAFECO Corp., 5.60%, 5/2/98                          9,922
            Torchmark, Inc.
    10,000     5.58%, 4/15/98                                    9,979
    10,000     5.59%, 4/23/98                                    9,966
                                                           -----------
                                                                44,771
                                                           -----------

            NONDEPOSITORY BUSINESS
            CREDIT INSTITUTIONS _ 6.3%
    25,000  Beta Finance Corp.,
            5.51%, 7/14/98                                      24,613
    90,000  Countrywide Home Loans,
            5.61%, 5/27/98                                      89,226
            Finova Capital Corp.
     1,000     5.66%, 4/9/98                                       999
     5,000     5.55%, 4/16/98                                    4,989
    20,000     5.59%, 4/29/98                                   19,914
    10,000     5.54%, 5/8/98                                     9,944
    35,000     5.57%, 5/8/98                                    34,802
     3,000     5.57%, 5/22/98                                    2,977
     5,000     5.59%, 5/27/98                                    4,957
    10,000     5.63%, 6/25/98                                    9,869
     6,000     5.63%, 6/26/98                                    5,920
                                                           -----------
                                                               208,210
                                                           -----------

SCHEDULES OF INVESTMENTS MARCH 31, 1998

MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            TRANSPORTATION PARTS AND
            EQUIPMENT _ 9.8%
            Chrysler Financial Corp.
   $25,000     5.62%, 4/30/98                              $    24,888
    37,500     5.61%, 5/4/98                                    37,308
    25,000     5.58%, 5/27/98                                   24,786
            Ford Credit Canada Ltd.
    12,500     5.59%, 4/1/98                                    12,500
    25,000     5.56%, 4/3/98                                    24,992
    20,000     5.60%, 4/6/98                                    19,984
    25,000     5.63%, 4/8/98                                    24,973
    20,000     5.68%, 4/9/98                                    19,975
    10,000     5.61%, 4/13/98                                    9,982
    10,000     5.61%, 5/14/98                                    9,934
    15,000     5.51%, 7/16/98                                   14,763
    10,000  Ford Motor Credit Corp.,
               6.13%, 4/1/98                                    10,000
            General Motors Acceptance Corp.
    10,000     5.88%, 4/15/98                                    9,978
     6,000     5.83%, 4/16/98                                    5,986
    20,000     5.58%, 5/28/98                                   19,826
    10,000     5.63%, 6/10/98                                    9,892
    10,000     5.62%, 6/23/98                                    9,872
     5,000     5.59%, 7/30/98                                    4,909
    15,000     5.57%, 8/12/98                                   14,700
    12,500     5.57%, 8/13/98                                   12,248
                                                           -----------
                                                               321,496
                                                           -----------

            WHOLESALE TRADE _ DURABLE GOODS _ 0.3%
    10,000  Sinochem American Holdings, Inc.,
            5.60%, 4/28/98                                       9,958
                                                           -----------

            Total Commercial Paper
            (cost $1,692,317)                                1,692,317
                                                           -----------

            CORPORATE BONDS _ 7.0%

    10,000  Bank One Milwaukee,
            5.60%, 1/29/99                                       9,996
    20,000  Bayerische Landesbank,
            5.81%, 8/14/98                                      20,018
            Beta Finance Corp.
    10,000     6.00%, 10/27/98                                  10,000
    40,000     5.56%, 2/4/99                                    40,000
            CIT Group Holdings
     3,000     6.19%, 4/15/98                                    3,003
    10,000     5.83%, 4/30/98                                   10,006

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CORPORATE BONDS _ 7.0% (CONT'D.)

 $  11,760  Communaute Urbaine de Lille,
            5.88%, 4/3/98                                    $  11,760
    10,000  First National Bank of Boston,
            5.69%, 4/9/98                                       10,000
    26,000  First Wachovia Bank,
            6.20%, 4/6/98                                       26,000
     1,526  GE Engine Receivables 1995-1 Trust,
            5.68%, 4/6/98                                        1,526
     5,938  GE Engine Receivables 1996-1 Trust,
            5.68%, 4/6/98                                        5,938
    14,000  Huntington National Bank, Columbus,
            5.88%, 9/22/98                                      13,995
    20,000  Key Bank N.A.,
            6.25%, 4/13/98                                      20,000
    20,000  Morgan Guaranty Trust Co.,
            6.00%, 6/22/98                                      19,998
     5,000  Penney (J.C.) & Co., Inc.,
            5.95%, 11/15/98                                      4,980
    18,600  Physicians Plus Medical Group,
            5.75%, 4/2/98                                       18,600
     6,000  SunTrust Banks, Inc.,
            5.89%, 7/14/98                                       5,999
                                                           -----------

            Total Corporate Bonds
            (cost $231,819)                                    231,819
                                                           -----------

            EURODOLLAR TIME DEPOSITS _ 10.0%

    40,000  Banco Central Hispanoamericano,
            Grand Cayman, 6.25%, 4/1/98                         40,000
    60,494  Banque Paribas, Grand Cayman,
            6.25%, 4/1/98                                       60,494
   120,000  Credit Suisse First Boston,
            Grand Cayman, 6.25%, 4/1/98                        120,000
    30,000  Creditanstalt A.G., Grand Cayman,
            6.13%, 4/1/98                                       30,000
    45,000  Key Bank N.A., Grand Cayman,
            6.13%, 4/1/98                                       45,000
    25,000  Postipankki Ltd., Grand Cayman,
            6.13%, 4/1/98                                       25,000
    10,000  Societe Generale, Grand Cayman,
            6.00%, 4/1/98                                       10,000
                                                           -----------

            Total Eurodollar Time Deposits
            (cost $330,494)                                    330,494
                                                           -----------

SCHEDULES OF INVESTMENTS MARCH 31, 1998

MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            GUARANTEED INVESTMENT
            CONTRACTS _ 2.6%

   $50,000  General American Life Insurance Co.,
            5.89%, 4/23/98                                   $  50,000
    20,000  Integrity Life Insurance Co.,
            6.11%, 4/1/98                                       20,000
    15,000  Transamerica Life Insurance and
            Annuity Co., 5.68%, 3/19/99                         15,000
                                                           -----------

            Total Guaranteed Investment Contracts
            (cost $85,000)                                      85,000
                                                           -----------

            MUNICIPAL INVESTMENTS _ 6.1%

    14,000  Flint, Michigan Hospital Building
            Authority, 5.70%, 4/2/98                            14,000
     9,000  Hydro-Quebec Corp., Province of Quebec,
            5.82%, 4/15/98                                       9,000
    15,415  Integris Health, Inc., 5.73%, 4/1/98                15,415
    30,000  Los Angeles County, California
            Pension Obligation, 5.74%, 4/2/98                   30,000
     4,431  Municipal Electric Authority of Georgia,
            5.53%, 4/9/98                                        4,431
    12,500  New Jersey Economic Development
            Authority, 5.69%, 4/3/98                            12,500
     5,400  Schreiber Industrial Park-North Co.,
            Virginia, 5.65%, 4/2/98                              5,400
     9,360  Seattle, Washington Limited Tax G.O.,
            Series C, 5.50%, 4/1/98                              9,360
    10,000  Stanislaus County, California
            Pension Obligation, 5.79%, 4/1/98                   10,000
    10,215  State of Texas-Veterans Land Bond,
            5.79%, 4/1/98                                       10,215
    13,300  Texas Municipal Power Agency,
            5.68%, 4/13/98                                      13,300
    12,745  Virginia HDA Multi-Family Housing Bond,
            5.79%, 4/1/98                                       12,745
            Virginia State HDA
            Multi-Family Housing Bond,
            Series A
    32,820     5.55%, 4/1/98                                    32,820
    18,300     5.60%, 4/1/98                                    18,300

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MUNICIPAL INVESTMENTS _
            6.1% (CONT'D.)

$    3,150  Waukesha, Wisconsin Health
            Systems, Inc., 5.70%, 4/2/98                    $    3,150
                                                           -----------

            Total Municipal Investments
            (cost $200,636)                                    200,636
                                                           -----------

            REPURCHASE AGREEMENTS _ 10.6%

   250,000  Donaldson, Lufkin & Jenrette Securities,
            Inc., dated 3/31/98, repurchase price
            $250,041 (Colld. by U.S. Government
            Securities), 5.90%, 4/1/98                         250,000
   100,000  UBS Securities, Inc., dated 3/31/98,
            repurchase price $100,017 (Colld. by
            U.S. Government Securities),
            5.95%, 4/1/98                                      100,000
                                                           -----------

            Total Repurchase Agreements
            (cost $350,000)                                    350,000
                                                           -----------

            Total Investments _ 99.1%
            (cost $3,267,130)                                3,267,130

            Other Assets less Liabilities _ 0.9%                28,900
                                                           -----------

            NET ASSETS _ 100.0%                             $3,296,030
                                                           ===========

SCHEDULES OF INVESTMENTS MARCH 31, 1998

U.S. GOVERNMENT MONEY MARKET FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            U.S. GOVERNMENT AGENCIES _ 58.9%

            FANNIE MAE _ 5.5%
$    9,000  FNMA Discount Note,
               5.53%, 4/29/98                               $    8,961
            FNMA MTN
     5,000     5.89%, 5/21/98                                    4,999
     3,000     5.63%, 8/14/98                                    2,998
     6,000     5.38%, 2/9/99                                     5,993
                                                           -----------
                                                                22,951
                                                           -----------

            FEDERAL FARM CREDIT BANK _ 3.3%
            FFCB Bonds
     3,000     5.75%, 7/1/98                                     2,999
     7,000     5.70%, 9/2/98                                     6,997
     3,380  FFCB Discount Note,
               5.70%, 12/1/98                                    3,365
       340  FFCB MTN,
               5.53%, 4/29/98                                      340
                                                           -----------
                                                                13,701
                                                           -----------

            FEDERAL HOME LOAN BANK _ 37.6%
            FHLB Bonds
     6,000     5.72%, 7/7/98                                     5,999
    12,000     5.715%, 7/21/98                                  11,999
     2,595     5.69%, 10/2/98                                    2,594
     3,800     5.70%, 10/23/98                                   3,799
     3,400     5.792%, 10/23/98                                  3,399
     3,200     5.775%, 10/30/98                                  3,200
     5,400     5.50%, 3/19/99                                    5,395
     5,550     5.50%, 3/26/99                                    5,545
   115,000  FHLB Discount Note,
               5.90%, 4/1/98                                   115,000
                                                           -----------
                                                               156,930
                                                           -----------

            OVERSEAS PRIVATE INVESTMENT
            CORP. _ 4.3%
    18,000  FRN, 5.52%, 4/1/98                                  18,000
                                                           -----------

            SLM HOLDING CORP. _ 8.2%
            SLMA MTN
     6,000     5.86%, 6/10/98                                    5,999
     3,000     5.63%, 8/6/98                                     2,999
     1,600     5.60%, 8/11/98                                    1,599
     6,000     5.79%, 9/16/98                                    6,000
     4,000     5.72%, 11/20/98                                   3,998

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            SLM HOLDING CORP. _ 8.2% (CONT'D.)

            SLMA MTN (cont'd.)
$    5,500     5.74%, 12/17/98                              $    5,496
     8,000     5.40%, 2/10/99                                    7,993
                                                           -----------
                                                                34,084
                                                           -----------

            Total U.S. Government Agencies
            (cost $245,666)                                    245,666
                                                           -----------

NUMBER
OF SHARES
(000S)
----------

            OTHER _ 0.0%

         1  Dreyfus Prime Money Market Fund
            (cost $1)                                                1
                                                           -----------

PRINCIPAL
AMOUNT
(000S)
---------
            REPURCHASE AGREEMENTS - 41.0%

  $100,000  HSBC Securities, Inc., dated 3/31/98,
            repurchase price $116,250 (Colld. by U.S.
            Government Securities), 5.85%, 4/1/98              100,000
    50,000  SBC Warburg, Inc., dated 3/31/98,
            repurchase price $58,125 (Colld. by U.S.
            Government Securities), 5.85%, 4/1/98               50,000
    21,125  SBC Warburg, Inc., dated 3/31/98,
            repurchase price $24,616 (Colld. by U.S.
            Government Securities), 5.95%, 4/1/98               21,125
                                                           -----------

            Total Repurchase Agreements
            (cost $171,125)                                    171,125
                                                           -----------

            Total Investments - 99.9%
            (cost $416,792)                                    416,792

            Other Assets less Liabilities - 0.1%                   250
                                                           -----------

            NET ASSETS - 100.0%                               $417,042
                                                            ==========

SCHEDULES OF INVESTMENTS MARCH 31, 1998

U.S. GOVERNMENT SELECT MONEY MARKET FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            U.S. GOVERNMENT AGENCIES - 101.1%

            FEDERAL FARM CREDIT BANK - 2.5%
            FFCB Discount Notes
  $  7,500     5.75%, 7/1/98                                $    7,497
       230     5.70%, 12/1/98                                      230
                                                           -----------
                                                                 7,727
                                                           -----------

            FEDERAL HOME LOAN BANK - 90.7%
            FHLB Bonds
     4,000     5.96%, 6/9/98                                     4,000
     5,000     5.715%, 7/21/98                                   5,000
       600     5.70%, 10/23/98                                     600
     4,000     5.435%, 2/2/99                                    3,994
     5,200     5.52%, 3/23/99                                    5,196
     3,000     5.50%, 3/26/99                                    2,997
            FHLB Discount Notes
     4,540     5.58%, 4/1/98                                     4,540
     2,328     5.65%, 4/1/98                                     2,328
    84,094     5.90%, 4/1/98                                    84,094
     9,350     5.47%, 4/22/98                                    9,320
    31,000     5.493%, 4/24/98                                  30,891
    19,500     5.43%, 5/1/98                                    19,412
    12,750     5.44%, 5/1/98                                    12,692
    14,382     5.44%, 5/6/98                                    14,306
    10,250     5.41%, 5/8/98                                    10,193
    11,000     5.42%, 5/8/98                                    10,939
     8,500     5.43%, 5/11/98                                    8,449
     9,000     5.424%, 5/13/98                                   8,943
    10,000     5.424%, 5/15/98                                   9,934
    12,820     5.43%, 5/15/98                                   12,735
     2,413     5.43%, 5/20/98                                    2,395
     7,000     5.43%, 5/22/98                                    6,946
     1,440     5.69%, 10/2/98                                    1,439
     2,200     5.70%, 10/23/98                                   2,200
     2,200     5.792%, 10/23/98                                  2,199
     2,200     5.775%, 10/30/98                                  2,200
                                                           -----------
                                                               277,942
                                                           -----------

            SLM HOLDING CORP. - 7.9%
            SLMA MTN
     3,000     5.86%, 6/10/98                                    2,999
     3,000     5.60%, 8/11/98                                    2,997
     6,000     5.79%, 9/16/98                                    5,999

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            SLM HOLDING CORP. - 7.9% (CONT'D.)

            SLMA MTN (cont'd.)
   $ 6,000     5.82%, 9/16/98                               $    6,002
     2,500     5.72%, 11/20/98                                   2,499
     3,500     5.74%, 12/17/98                                   3,498
                                                           -----------
                                                                23,994
                                                           -----------

            Total U.S. Government Agencies
            (cost $309,663)                                    309,663
                                                           -----------

NUMBER
OF SHARES
(000S)
----------

            OTHER - 0.0%

         1  Dreyfus Prime Money Market Fund
            (cost $1)                                                1
                                                           -----------

            Total Investments - 101.1%
            (cost $309,664)                                    309,664

            Liabilities less Other Assets - (1.1)%             (3,239)
                                                           -----------

            NET ASSETS - 100.0%                               $306,425
                                                           ===========

SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MUNICIPAL INVESTMENTS - 99.3%

            ALABAMA _ 1.0%
  $  1,800  Ashland City Industrial Development
            Board IDR (AMT), Russell Corp. Project
            (SunTrust Banks, Inc. LOC),
            3.80%, 4/7/98                                     $  1,800
     3,700  Board of Trustees of University of Alabama
            Revenue Bond, Series 1997, University
            of Alabama at Birmingham Hospital,
            3.70%, 4/7/98                                        3,700
     2,575  Columbia City Industrial Development
            Board IDR (AMT), Russell Corp. Project
            (SunTrust Banks, Inc. LOC), 3.80%, 4/7/98            2,575
     2,575  Geneva County Industrial Development
            Board IDR (AMT), Russell Corp. Project
            (SunTrust Banks, Inc. LOC), 3.80%, 4/1/98            2,575
       700  Greenville City IDR VRDN,
            Series 1992, Allied-Signal Project
            (FMC Corp. Gtd.), 3.85%, 4/7/98                        700
     2,600  Selma City IDR VRDN,
            Series 1996 A, Meadowcraft, Inc. Project
            (NationsBank LOC), 3.85%, 4/7/98                     2,600
     4,300  Stevenson City Environment
            Improvement IDR VRDN, Series 1996
            (AMT), Mead Corp. Project (Soc Gen LOC),
            3.85%, 4/1/98                                        4,300
                                                           -----------
                                                                18,250
                                                           -----------

            ALASKA - 1.2%
     8,025  Alaska Housing Finance Corp.,
            Series PT-37, Merrill P-Floats
            (Banque Nationale de Paris LOC),
            3.67%, 4/1/98                                        8,025
    14,500  Alaska Industrial Development and
            Export Authority VRDN, Series 1996 B
            (AMT) (Seafirst Bank LOC),
            3.75%, 4/7/98                                       14,500
                                                           -----------
                                                                22,525
                                                           -----------

            ARIZONA - 0.8%
     1,325  Apache County IDR VRDN
            (AMT), Imperial Components, Inc.
            Project (Harris Trust & Savings Bank LOC),
            3.85%, 4/7/98                                        1,325

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            ARIZONA - 0.8% (CONT'D.)
 $  12,835  Maricopa County PCR VRDN, Series A,
            El Paso Electric Project (Westpac Banking
            Corp. LOC), 3.70%, 4/7/98                          $12,835
                                                           -----------
                                                                14,160
                                                           -----------

            ARKANSAS - 0.3%
     3,250  Lowell City IDR VRDN, Series 1996
            (AMT), Little Rock Newspapers, Inc.
            Project (Bank of New York LOC),
            3.80%, 4/7/98                                        3,250
     2,200  West Memphis City IDR VRDN (AMT),
            Proform Co. LLC Project
            (First Bank LOC), 3.90%, 4/7/98                      2,200
                                                           -----------
                                                                 5,450
                                                           -----------

            CALIFORNIA - 2.4%
            California State G.O. Bond
            (FGIC Insured)
       200     Series CR-152, 3.62%, 4/7/98                        200
       800     Series 5027C, 3.62%, 4/7/98                         800
     3,000  California State G.O. Bond,
            Series SG-91, Merrill Floating Rate Receipts,
            3.70%, 4/7/98                                        3,000
     9,000  California State HFA Home Mortgage
            Revenue FRN, Series E (AMT),
            3.55%, 7/1/98                                        9,000
     4,600  California State RAN, Series 1997,
            4.00%, 4/1/98                                        4,600
     8,500  Irvine Ranch County Consolidated
            Water Districts 2, 102, 103-3, 203 & 206
            VRDN, Series 1993 B (Morgan Guaranty
            Trust Co. LOC), 3.70%, 4/1/98                        8,500
     2,746  Los Angeles City IDR VRDN,
            Series BTP-129 (Colld. by U.S. Government
            Securities), 3.90%, 10/8/98                          2,746
     5,000  Los Angeles County TRAN, Series A,
            4.50%, 6/30/98                                       5,008
     9,420  Riverside County TRAN, Series A,
            4.50%, 6/30/98                                       9,432
                                                           -----------
                                                                43,286
                                                           -----------

            COLORADO - 1.5%
    15,038  Arapahoe County Capital Improvements TOB,
            Series E BTP-255, Project E-470,
            3.80%, 4/7/98                                       15,038


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            COLORADO - 1.5% (CONT'D.)
  $  4,500  Colorado HFA VRDN (AMT), Metal Sales
            Manufacturing Corp. Project (Star Bank
            LOC), 3.90%, 4/1/98                               $  4,500
     4,800  Denver City and County, Series 1997A
            (AMT), Airport Systems Sub Revenue Bonds,
            3.60%, 5/15/98                                       4,800
     2,000  Pitkin County IDR, Series 1994 B (AMT),
            Aspen Skiing Project (First National Bank
            of Chicago LOC), 3.90%, 4/1/98                       2,000
                                                           -----------
                                                                26,338
                                                           -----------

            DELAWARE - 0.2%
     1,325  Delaware State Economic Development
            Authority PCR VRDN, Allied-Signal Corp.
            Project (FMC Corp. Gtd.), 3.85%, 4/7/98              1,325
     2,200  Delaware State Economic Development
            Authority, Series 1996 A (AMT), Ciba-Geigy
            Project (Union Bank of Switzerland LOC),
            3.90%, 4/1/98                                        2,200
                                                           -----------
                                                                 3,525
                                                           -----------

            DISTRICT OF COLUMBIA - 2.9%
    23,300  District of Columbia Metro Airport
            Authority, Series 1997 C (AMT), Airport
            Systems Revenue Bond, 3.70%, 4/7/98                 23,300
            District of Columbia Metro Airport
            Authority Passenger Facility
     4,500     3.90%, 4/16/98                                    4,500
     5,000     3.90%, 4/16/98                                    5,000
    20,000     3.60%, 5/22/98                                   20,000
                                                           -----------
                                                                52,800
                                                           -----------

            FLORIDA - 2.5%
     5,500  Broward County HFA Revenue VRDN,
            Sanctuary Park Apts. Multifamily Project
            (PNC Bank LOC), 3.80%, 4/1/98                        5,500
     5,000  Dade County Solid Waste Systems Revenue
            Bond BAN, 4.75%, 9/1/98                              5,011
     4,545  Duval County HFA Mortgage Revenue
            VRDN, Series 1996-3A (AMT), Clipper
            Trust Certificate, 3.87%, 4/7/98                     4,545
     1,500  Escambia County PCR, Series 1997 A Gulf
            Power Co. Project, 3.90%, 4/1/98                     1,500

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            FLORIDA - 2.5% (CONT'D.)
            Florida State Board of Education Capital
            Outlay VRDN
    $3,660     Series BTP-52 ADP Class B,
               3.85%, 4/7/98                                  $  3,660
     6,594     Series BTP-233, 3.90%, 10/8/98                    6,594
     3,900  Florida State Board of Education VRDN,
            Series 1994 E, Eagle Trust, 3.82%, 4/7/98            3,900
     7,585  Florida State Department of
            Environmental Protection VRDN,
            Series 1994 A BTP-64 (MBIA Insured),
            3.85%, 4/7/98                                        7,585
     4,400  Florida State Housing Finance Agency,
            Series 2 (AMT), 3.90%, 4/7/98                        4,400
     1,300  Highlands County Health Facilities
            VRDN, Series 1996 A, Adventist Health
            System (CAPMAC Insured),
            3.85%, 4/7/98                                        1,300
       400  Jacksonville City Capital Project, Series 1
            (AMBAC Insured), 3.70%, 4/7/98                         400
       900  Jacksonville City PCR, Series 1997 NN,
            Florida Power and Lighting Co. Project,
            3.80%, 4/1/98                                          900
                                                           -----------
                                                                45,295
                                                           -----------

            GEORGIA - 3.6%
     6,600  Burke County Development Authority
            PCR, Series 1997 (AMT), Georgia Power
            Co. Plant Vogtle Project, 3.85%, 4/1/98              6,600
     5,300  Clayton County IDA IDR VRDN (AMT),
            Blue Circle Aggregates, Inc. Project
            (Denmark Danske Bank LOC),
            3.80%, 4/7/98                                        5,300
     3,000  Clayton County Housing Authority
            Revenue VRDN (AMT), Williamsburg South
            Apartments Project (PNC Bank LOC),
            3.90%, 4/7/98                                        3,000
     5,200  DeKalb County Housing Authority
            Revenue VRDN, Series 1995 (AMT), Cedar
            Creek Apartment Project (General Electric
            Capital Corp. LOC), 3.90%, 4/7/98                    5,200
     2,500  Floyd County IDA (AMT), Marglens
            Industries, Inc. Project (SunTrust Banks,
            Inc. LOC), 3.80%, 4/7/98                             2,500
     4,000  Fulton County Development Authority,
            Series 1997, Woodward Academy, Inc.
            Project (SunTrust Banks, Inc. LOC),
            3.70%, 4/7/98                                        4,000


SCHEDULES OF INVESTMENTS MARCH 31, 1998
MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            GEORGIA - 3.6% (CONT'D.)
            Georgia HFA Conventional Mortgage TOB
            (AMT), Various Programs
  $  9,180     Series 1990 C, 3.85%, 6/1/98                   $  9,180
     1,480     Series 1990 D, 3.85%, 6/1/98                      1,480
    15,655  Georgia Municipal Electric Authority VRDN,
            Subordinated Series 1985 B (G.O. of
            Participants Insured) (Credit Suisse/First
            Boston LOC), 3.65%, 4/7/98                          15,655
     2,000  Gwinett County IDR, Series 1998 (AMT),
            Network Publications, Inc. (NationsBank
            LOC), 3.80%, 4/7/98                                  2,000
     4,150  Henry County Development Authority,
            Series 1997 (AMT), Atlas Roofing Corp.
            Project (SunTrust Banks, Inc. LOC),
            3.80%, 4/7/98                                        4,150
     5,000  Savannah City Economic Development
            Authority, Series 1997 (AMT), Kaolin
            Terminals Project (NationsBank LOC),
            3.80%, 4/7/98                                        5,000
     2,000  Whitfield County IDA, Series 1998 (AMT),
            H&S Whitting, Inc. Project (NationsBank
            LOC), 3.80%, 4/7/98                                  2,000
                                                           -----------
                                                                66,065
                                                           -----------

            HAWAII - 0.8%
     5,000  Hawaii State Department of Budget and
            Finance, Series A (AMT), Hawaiian Electric
            Co. Project (MBIA Insured),
            3.85%, 4/7/98                                        5,000
    10,000  Honolulu City and County G.O. Bonds,
            Series 1997 C (Citibank Trust LOC),
            3.92%, 4/7/98                                       10,000
                                                           -----------
                                                                15,000
                                                           -----------

            ILLINOIS - 11.0%
     3,500  Arlington Heights IDR VRDN, Series 1997
            (AMT), 3E Graphics and Printing Project
            (Harris Trust & Savings Bank LOC),
            3.80%, 4/7/98                                        3,500
     9,580  Aurora City Rental Housing Revenue Bonds,
            Series PA-328, Fox Valley Project (Merrill
            Lynch Gtd.), 3.87%, 4/7/98                           9,580
     2,215  Bedford Park City IDR VRDN, Series 1997,
            Cintas Sales Corp. Project (PNC Bank
            LOC), 3.90%, 4/7/98                                  2,215

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------
            ILLINOIS - 11.0% (CONT'D.)
  $  7,000  Bolingbrook City Multifamily Housing
            VRDN, Series 1997 A (AMT), Amberton
            Apartments Project (LaSalle National
            Bank LOC), 3.75%, 4/7/98                          $  7,000
    11,320  Chicago City Building Acquisition
            Certificates, Series 1997 SSP-7
            (FSA Insured), 3.825%, 4/7/98                       11,320
     2,655  Chicago City IDR, Series B (AMT),
            Guernsey Bel, Inc. Project (Harris Trust
            & Savings Bank LOC), 3.85%, 4/7/98                   2,655
     4,500  Chicago City Midway Airport Revenue
            VRDN, Series 1995 (AMT), American
            Trans Air, Inc. Project (National
            Bank of Detroit LOC), 3.85%, 4/7/98                  4,500
     2,400  Chicago City O'Hare International
            Airport Revenue VRDN, Series 1988 A
            (AMT) (Bayerische Landesbank LOC),
            3.75%, 4/7/98                                        2,400
     9,495  Chicago City Public Building Commission,
            Series A PA-155, Merrill P-Floats (MBIA
            Insured), 3.75%, 4/7/98                              9,495
     1,855  Des Plaines City IDR VRDN,
            Series 1996 (AMT), Finzer Roller, Inc.
            Project (Harris Trust & Savings Bank LOC),
            3.85%, 4/7/98                                        1,855
     3,750  Frankfort City IDR, Series 1996 (AMT),
            Bimba Manufacturing Co. Project
            (Harris Trust & Savings Bank LOC),
            3.85%, 4/7/98                                        3,750
     5,000  Fulton County IDR VRDN, Series 1998,
            (AMT), Drives, Inc. Project (Harris Trust &
            Savings Bank LOC), 3.80%, 4/7/98                     5,000
     1,755  Illinois Development Finance Authority
            IDR VRDN (AMT), Bimba Manufacturing
            Co. Project (Harris Trust & Savings Bank
            LOC), 3.85%, 4/7/98                                  1,755
     5,950  Illinois Development Finance Authority
            IDR VRDN, Enterprise Office Campus
            (FNMA LOC), 3.75%, 6/1/98                            5,950
     4,100  Illinois Development Finance Authority
            VRDN (AMT), Series 1997,
            Ciccone Food Products Project
            (Harris Trust & Savings Bank LOC),
            3.80%, 4/7/98                                        4,100


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            ILLINOIS - 11.0% (CONT'D.)
  $  2,400  Illinois Development Finance Authority
            IDR VRDN, Series 1997 A (AMT), Randall
            Metals Corp. Project (LaSalle National
            Bank LOC), 3.95%, 4/7/98                          $  2,400
     1,400  Illinois Development Finance Authority
            VRDN, Series 1990 (AMT), Solar Press, Inc.
            Project (First National Bank of Chicago
            LOC), 3.80%, 4/7/98                                  1,400
     1,700  Illinois Development Finance Authority
            VRDN, WBEZ Alliance, Inc. Project
            (LaSalle National Bank LOC),
            3.70%, 4/7/98                                        1,700
     4,000  Illinois Educational Facilities Authority
            VRDN, Series 1996, The Art Institute of
            Chicago Project, 3.75%, 4/7/98                       4,000
     3,300  Illinois Educational Facilities Authority,
            Cultural Pooled Financing Project
            (American National Bank LOC),
            3.75%, 4/7/98                                        3,300
     7,600  Illinois Educational Facilities Authority
            VRDN, National College of Education
            Project (Harris Trust & Savings Bank LOC),
            3.75%, 4/7/98                                        7,600
     7,000  Illinois Health Facility Authority, Series
            1985B, Evanston Hospital Corp.,
            3.60%, 8/31/98                                       7,000
     2,300  Illinois Health Facility Authority, Series
            1996, Proctor Hospital Corp. (Bank One
            LOC), 3.70%, 4/7/98                                  2,300
     4,700  Illinois Health Facility Authority, Series E,
            Franciscan Eldercare (LaSalle National Bank
            LOC), 3.75%, 4/7/98                                  4,700
     9,585  Illinois Health Facility Authority, Series A,
            Loyola University Health (MBIA Insured),
            3.50%, 4/7/98                                        9,585
     2,000  Illinois Health Facility Authority VRDN,
            Revolving Pooled Loan Facility (First
            National Bank of Chicago LOC),
            3.70%, 4/7/98                                        2,000
    15,000  Illinois Housing Development Authority
            Homeowner Mortgage (AMT),
            Series 1997 B-2, 4.15%, 7/7/98                      15,000

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            ILLINOIS - 11.0% (CONT'D.)
   $15,806  Illinois Metropolitan Pier and Exposition
            Authority Dedicated Sales TRB,
            Series BTP-230-A, Inc. Project
            (Harris Trust & Savings Bank LOC),
            3.70%, 9/22/98                                   $  15,806
     7,500  Ladd Village IDR VRDN, Series 1996
            (AMT), O'Neal Metals (NationsBank
            LOC), 3.85%, 4/7/98                                  7,500
     2,000  Lisle Village Multifamily Housing VRDN,
            Series 1996, Four Lakes Phase V Project
            (FNMA Insured), 3.70%, 4/7/98                        2,000
     3,560  Metropolitan Pier and Exposition Authority,
            Series 1996 A, McCormick Place Project
            (AMBAC Insured), 3.80%, 4/7/98                       3,560
     3,150  Niles Village IDR VRDN, Series 1996
            (AMT), Lewis Spring and Manufacturing
            Co. Project (Harris Trust & Savings Bank
            LOC), 3.85%, 4/7/98                                  3,150
     5,000  Palos Hill County Multifamily Housing,
            Series 1998 (AMT), Green Oaks Project,
            (LaSalle National Bank LOC),
            3.85%, 4/7/98                                        5,000
     9,400  Pooled Puttable Float Option (AMT),
            Series PT6, Various State and Housing
            Agencies, 4.075%, 8/6/98                             9,401
     3,000  Rockford City IDR, Series 1998 (AMT),
            Ring Can Corp. Project (SunTrust Banks,
            Inc. LOC), 3.80%, 4/7/98                             3,000
     2,375  Romeoville City IDR, Series 1997 (AMT),
            Metropolitan Industries, Inc. Project
            (Harris Trust & Savings Bank LOC),
            3.85%, 4/7/98                                        2,375
     6,000  Savanna City IDR VRDN, Series 1994
            (AMT), Metform Corp. Project (First
            National Bank of Chicago LOC),
            3.80%, 4/7/98                                        6,000
     6,200  Schaumburg City Multifamily Housing,
            Series 1989 Treehouse II Apartments Project
            (Barclays Bank LOC), 3.75%, 4/7/98                   6,200
                                                           -----------
                                                               200,052
                                                           -----------

            INDIANA - 1.5%
     2,790  Anderson City Economic Development
            VRDN, Series 1996 (AMT), Gateway
            Village Project (FHLB LOC),
            3.80%, 4/1/98                                        2,790


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            INDIANA - 1.5% (CONT'D.)
    $1,500  Greencastle City IDR VRDN, Series 1996
            (AMT), Crown Equipment Corp. Project
            (Mellon Bank LOC), 3.95%, 4/7/98                  $  1,500
     2,840  Hammond City Economic Development
            VRDN, Series 1996 A (AMT), Annex at
            Douglas Point Project (FHLB LOC),
            3.80%, 4/7/98                                        2,840
     8,000  Indiana Bond Bank, Advanced Funding
            Program, Series A-2, 4.00%, 1/20/99                  8,024
            Indiana Development Finance Authority
            IDR VRDN (AMT), Red Gold, Inc. Project
            (Harris Trust & Savings Bank LOC)
     5,100     Series 1994 A, 3.85%, 4/7/98                      5,100
     3,200     Series 1994 B, 3.85%, 4/7/98                      3,200
     2,900  Indiana State Development Finance
            Authority VRDN, Indiana Historical Society,
            Inc. Project (NBD Bank LOC),
            3.70%, 4/7/98                                        2,900
                                                           -----------
                                                                26,354
                                                           -----------

            IOWA - 1.5%
     6,085  Iowa Finance Authority SFM,
            Series 1997 A, 3.67%, 4/1/98                         6,085
     2,240  Iowa Finance Authority SFM, Series A
            (GNMA/FNMA Insured),
            3.65%, 2/24/99                                       2,240
     3,475  Iowa Finance Authority, Series B (AMT),
            SFM Backed Program
            (GNMA/FNMA Insured), 3.70%, 2/24/99                  3,475
            Iowa Finance Authority Waste Disposal
            Revenue VRDN (AMT), Cedar River Paper
            Co. Project (Swiss Bank Corp. LOC)
     1,100     Series 1993 A, 3.95%, 4/1/98                      1,100
     3,600     Series 1995 A, 3.95%, 4/1/98                      3,600
     5,000     Series 1996 A, 3.95%, 4/1/98                      5,000
     6,000     Series 1997 A, 3.95%, 4/1/98                      6,000
                                                           -----------
                                                                27,500
                                                           -----------

            KANSAS - 0.8%
     7,000  Topeka City Temporary Notes,
            Series A, 4.00%, 7/15/98                             7,002
     8,000  Wichita City G.O. Temporary Notes,
            Series 194, 4.25%, 8/27/98                           8,018
                                                           -----------
                                                                15,020
                                                           -----------

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            KENTUCKY - 5.6%
  $  3,951  Carroll County Solid Waste Disposal
            Revenue VRDN (AMT), North American
            Stainless Project (Banco Bilbao Vizcaya
            LOC), 3.95%, 4/7/98                             $    3,951
     3,265  Clark County Industrial Building IDR
            VRDN, Series 1996 (AMT), Bluegrass Art
            Cast Project (Bank One LOC),
            3.85%, 4/7/98                                        3,265
            Daviess County Waste Disposal Facility
            IDR VRDN (AMT), Scott Paper Co. Project
            (Kimberly-Clark Corp. Gtd.)
    21,800     Series 1993 A, 3.85%, 4/1/98                     21,800
    15,300     Series 1993 B, 3.85%, 4/1/98                     15,300
    11,900     Series 1994 A, 3.85%, 4/1/98                     11,900
     2,500  Greenville City IDR VRDN,
            Wetterau, Inc. Project (PNC Bank LOC),
            3.80%, 4/7/98                                        2,500
    10,000  Kentucky Interlocal School Transportation
            Association TRAN, 4.09%, 6/30/98                    10,001
     9,500  Kentucky Rural Water Finance Corp.
            Notes, Series 1996, Public Construction
            Project, 4.375%, 4/1/98                              9,500
    12,000  Louisville and Jefferson Counties VRDN
            (AMT), Regional Airport Authority System,
            Series 1997 A-1 (National City Bank of
            Louisville LOC), 3.90%, 4/7/98                      12,000
    12,000  Mayfield City Lease Revenue VRDN,
            Series 1996, Kentucky League of Cities
            Pooled Project (PNC Bank LOC),
            3.80%, 4/7/98                                       12,000
                                                           -----------
                                                               102,217
                                                           -----------

            LOUISIANA - 0.5%
     2,100  Ascension Parish VRDN, Series 1995
            (AMT), BASF Corp. Project, 3.95%, 4/1/98             2,100
     2,900  Louisiana Public Facility Authority
            Hospital, Series 1997, Willis-Knighton
            Medical Center (AMBAC Insured),
            3.70%, 4/7/98                                        2,900
     4,000  South Louisiana Port Commission, Series
            1997 (AMT), Holnam, Inc. Project
            (ABN Amro Holding LOC),
            3.75%, 4/7/98                                        4,000
                                                           -----------
                                                                 9,000
                                                           -----------


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MAINE - 1.0%
  $  2,000  Fort Fairfield County Revenue Bond (AMT),
            Atlantic Custom Processors (PNC Bank
            LOC), 3.95%, 4/7/98                               $  2,000
     5,000  Maine Public Utility Finance Bank
            Revenue VRDN, Series 1996 (AMT), Maine
            Public Service Co. Project (Bank of New
            York LOC), 3.80%, 4/7/98                             5,000
    10,400  Maine State Housing Authority (AMT),
            Multifamily Development, Park Village
            Apartment Project (GE Capital Corp. LOC),
            3.85%, 4/7/98                                       10,400
                                                           -----------
                                                                17,400
                                                           -----------

            MARYLAND - 2.0%
     2,200  Baltimore City Economic Development
            VRDN, Series 1985, Mt. Washington
            Pediatric Hospital, Inc. (Mellon Bank LOC),
            3.85%, 4/7/98                                        2,200
     2,000  Cecil County Economic Development
            VRDN (AMT), Steel Techs, Inc. Facility
            (PNC Bank LOC), 3.95%, 4/7/98                        2,000
        10  Maryland State Community
            Development Administration, Series
            PT-12, Merrill P-Floats (Commerzbank A.G.
            LOC), 3.67%, 4/1/98                                     10
     2,975  Maryland State Economic Development
            Corp. VRDN (AMT), Unsite Design, Inc.
            (Mellon Bank N.A. LOC), 3.95%, 4/7/98                2,975
     2,375  Maryland State Health and Higher
            Educational Facilities Authority Revenue
            VRDN, Series A (NationsBank LOC),
            3.65%, 4/1/98                                        2,375
     3,000  Maryland State IDA, Townsend Culinary,
            Inc. Project (SunTrust Banks, Inc. LOC),
            3.90%, 4/7/98                                        3,000
    24,000  Montgomery County CP BAN, Series 1995,
            3.60%, 4/9/98                                       24,000
                                                           -----------
                                                                36,560
                                                           -----------

            MASSACHUSETTS - 0.3%
     3,095  Massachusetts State HFA VRDN, Series
            1996-5A (AMT), Clipper Trust Certificate
            (AMBAC Insured), 3.77%, 6/1/98                       3,095

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MASSACHUSETTS - 0.3% (CONT'D.)
  $  2,200  Massachusetts State HFA VRDN, Series
            PA-132 (AMT), Harbor Point Project
            (AMBAC Insured), 3.85%, 4/7/98                    $  2,200
                                                           -----------
                                                                 5,295
                                                           -----------

            MICHIGAN - 1.3%
     6,000  Detroit City School District State School
            Aid Notes, Series 1997, 4.50%, 5/1/98                6,003
     1,100  Michigan Strategic Fund PCR, Series
            1995 CC, Detroit Edison Project (Barclays
            Bank PLC LOC), 3.80%, 4/1/98                         1,100
     6,900  Michigan Strategic Fund Ltd. VRDN, Series
            1992 (AMT), Dow Chemical Co. Project
            (Dow Chemical Gtd.), 3.90%, 4/1/98                   6,900
     2,330  Michigan Strategic Fund Ltd. VRDN (AMT),
            Kruger Commodities, Inc. Project (Harris
            Trust & Savings Bank LOC), 3.85%, 4/7/98             2,330
     4,000  Michigan State TRAN, Series 1997 B,
            4.50%, 7/2/98                                        4,006
     3,300  Midland County Economic Development
            Corp., Series 1993 A (AMT), Dow Chemical
            Corp. Project, 3.95%, 4/1/98                         3,300
                                                           -----------
                                                                23,639
                                                           -----------

            MINNESOTA - 0.2%
     3,060  Stearns County Housing and
            Redevelopment Authority VRDN
            (AMT), Cold Spring Granite Co. Project
            (First Bank LOC), 3.90%, 4/7/98                      3,060
                                                           -----------


            MISSISSIPPI - 0.7%
     9,325  Mississippi State G.O. Refunding
            Bonds, Series BTP-207, 3.80%, 4/7/98                 9,325
     3,310  Mississippi State Home Single Family
            Revenue Bonds, Series G-CL5 (AMT),
            PT-146, P-Floats, 3.85%, 4/7/98                      3,310
                                                           -----------
                                                                12,635
                                                           -----------

            MISSOURI - 2.2%
     7,500  Missouri Higher Education Loan Authority,
            Series 1990 B (National Westminster LOC),
            3.80%, 4/7/98                                        7,500
    17,200  Missouri Higher Education Loan Authority
            VRDN, Series 1990 A (AMT) (National
            Westminster LOC), 3.80%, 4/7/98                     17,200


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MISSOURI - 2.2% (CONT'D.)
  $  1,000  Missouri Higher Education Loan Authority
            VRDN, Series 1991 B (AMT)
            (MBIA Insured), 3.85%, 4/7/98                     $  1,000
     6,140  Missouri Housing Development VRDN,
            Series 1994 A (AMT), Merrill P-Floats
            PA-116 (Colld. by U.S. Government
            Securities), 3.85%, 4/7/98                           6,140
     8,000  St. Louis City TRAN, Series 1997,
            4.50%, 6/30/98                                       8,012
                                                           -----------
                                                                39,852
                                                           -----------

            MONTANA - 2.6%
            Montana Board of Housing SFM VRDN,
            Merrill P-Floats
     3,920     Series 1996-A-2, PT-87, 3.85%, 4/7/98             3,920
     4,000     Series 1997, PA-158, 3.85%, 4/7/98                4,000
    39,200  Montana Board of Investment Resources
            Recovery Revenue VRDN (AMT), Colstrip
            Energy L.P. Project (Credit Locale de
            France LOC), 3.80%, 4/7/98                          39,200
                                                           -----------
                                                                47,120
                                                           -----------

            NEBRASKA - 0.4%
     2,000  Nebraska Investment Finance Authority
            SFM TOB, Series B (FGIC Insured),
            3.70%, 7/15/98                                       2,000
     5,700  Omaha Public Power District
            Electric Revenue Bond, Series A,
            4.05%, 2/1/99                                        5,722
                                                           -----------
                                                                 7,722
                                                           -----------

            NEVADA - 2.1%
    20,100  Clark County Nevada Airport Improvement
            Refunding Revenue Bond, Series 1993 A
            (MBIA Insured), 3.65%, 4/7/98                       20,100
    18,065  Nevada State G.O. VRDN, Series 1997
            SGB31 (FGIC Insured), 3.80%, 4/7/98                 18,065
                                                           -----------
                                                                38,165
                                                           -----------

            NEW HAMPSHIRE - 1.0%
    18,000  New Hampshire State Business Finance
            Authority, Series A (AMT), United
            Illuminating Co. (Barclays Bank of New
            York LOC), 3.80%, 4/7/98                            18,000
                                                           -----------

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            NEW JERSEY - 0.7%
   $13,515  New Jersey Transportation Trust Fund
            Authority, Series 1996 B PT-161, P-Floats,
            3.70%, 2/26/99                                     $13,515
                                                           -----------

            NEW YORK - 1.0%
       589  Marine Midland Premium Loan Trust
            Variable Rate COP, Series 1991 A (Hong
            Kong and Shanghai Banking Corp. LOC),
            3.65%, 4/7/98                                          589
     3,200  New York City Municipal Water Finance
            Authority, Water and Sewer System
            Revenue Bonds, Series 1994 E
            (MBIA Insured), 3.72%, 4/7/98                        3,200
     4,800  New York City G.O. VRDN, Series 1993 B
            (FGIC Insured), 3.80%, 4/1/98                        4,800
     1,400  New York City G.O., Sub-Series A-7
            (Morgan Guaranty Trust LOC),
            3.85%, 4/1/98                                        1,400
     1,100  New York City RAN, Series 26 LB Trust
            Receipts (Soc Gen LOC),
            4.00%, 4/1/98                                        1,100
     4,600  New York State Environmental Facilities
            Corp. PCR VRDN, Weekly Optional Put,
            Eagle Trust No. 94302 (FSA Insured),
            3.70%, 4/7/98                                        4,600
     2,420  Pooled VRDN, P-Floats, Series PPT2
            (Backed by Alaska HFC & South Dakota
            HFA), 3.58%, 4/11/98                                 2,420
                                                           -----------
                                                                18,109
                                                           -----------

            NORTH CAROLINA - 1.8%
     2,500  Brunswick County PCR IDR VRDN,
            Series 1996 (AMT), Armada Project
            (NationsBank LOC), 3.80%, 4/7/98                     2,500
     5,900  Capital Regional Airport Commission
            Passenger Facility Charge Revenue VRDN
            (AMT) (First Union National Bank of
            Charlotte LOC), 3.80%, 4/7/98                        5,900
     8,100  Catawba County PCR IDR, Series 1996
            (AMT), Hooker Furniture Corp. Project
            (NationsBank LOC), 3.80%, 4/7/98                     8,100
     2,500  Mecklenburg County PCR IDR VRDN,
            Series 1996 (AMT), SteriGenics
            International Project (Comerica Bank
            LOC), 3.90%, 4/7/98                                  2,500


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            NORTH CAROLINA - 1.8% (CONT'D.)
  $  8,135  Mecklenburg County Variable Lease,
            Series 1996, YMCA of Charlotte Project
            (Wachovia Bank LOC), 3.65%, 4/7/98                $  8,135
     2,500  North Carolina Medical Care Commission,
            Series A, Pooled Financing Project
            (NationsBank LOC), 3.85%, 4/1/98                     2,500
     3,800  North Carolina State Ports Authority
            VRDN, Series 1996 (AMT), Morehead
            City Terminals, Inc. (NationsBank LOC),
            3.80%, 4/7/98                                        3,800
                                                           -----------
                                                                33,435
                                                           -----------

            OHIO - 3.3%
     6,710  Dublin Inn Tax-Exempt Mortgage Bond
            Trust, Series 1987, Six Month Demand
            Adj. Rate Certificate (Huntington National
            Bank LOC), 4.57%, 9/1/98                             6,710
     4,000  Ohio State Air Quality Development
            Authority, Series A, Pollution Control-
            Duquesne Light (Union Bank of
            Switzerland LOC), 3.95%, 7/10/98                     4,000
     9,000  Ohio State Air Quality Development
            Authority VRDN, Series A, Ohio Edison
            Project (Toronto Dominion Bank LOC),
            3.65%, 2/1/99                                        9,000
     4,755  Ohio State HFA VRDN, Series 1989 A
            (AMT), 3.80%, 4/7/98                                 4,755
     1,940  Ohio State Higher Education Facility
            Revenue TOB, Series BTP-29 ADP, Class B
            (MBIA Insured), 3.85%, 4/7/98                        1,940
     5,875  Ohio State Infrastructure Improvement
            VRDN, Series 1994, BTP-170,
            3.75%, 10/22/98                                      5,875
     8,910  Ohio State Public Facilities Commission,
            Series 2A BTP-237, Higher Education
            Facilities Project (AMBAC Insured),
            4.15%, 4/8/98                                        8,910
     2,900  Ohio State Water Development Authority
            PCR VRDN, Philip Morris Cos. Project
            (Philip Morris Cos., Inc. Gtd.),
            4.00%, 4/7/98                                        2,900
    13,000  Student Loan Funding Corp., Series 1983 A,
            Ohio Student Loan (Bank of America
            LOC), 3.70%, 4/7/98                                 13,000

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            OHIO - 3.3% (CONT'D.)
  $  2,500  Union County IDR VRDN (AMT),
            Union Aggregates Co. Project
            (PNC Bank LOC), 3.95%, 4/7/98                     $  2,500
                                                           -----------
                                                                59,590
                                                           -----------

            OKLAHOMA - 1.0%
    11,195  Oklahoma Water Resources Board,
            Series 1994 A, State Loan Program
            (Swiss Bank Corp. LOC), 3.55%, 9/1/98               11,195
     7,245  Tulsa City Airport Improvement
            VRDN, Series B-1 (AMT) (MBIA Insured),
            3.82%, 4/7/98                                        7,245
                                                           -----------
                                                                18,440
                                                           -----------

            OREGON - 1.3%
     1,100  Metropolitan Service District Riedel
            Oregon Compost Waste Disposal VRDN
            (AMT) (US National Bank LOC),
            4.00%, 4/7/98                                        1,100
     4,820  Multnomah County School District
            G.O. Bond, Series 1996 BTP-208,
            3.90%, 6/1/98                                        4,820
     3,900  Oregon State Economic Development
            Revenue, Series 176 (AMT), Cascade Steel
            Rolling Mills Project (Commerzbank A.G.
            LOC), 3.80%, 4/7/98                                  3,900
     6,600  Oregon State Economic Development
            Revenue, Series 181 (AMT), Oregon Metal
            Slitters, Inc. (Key Bank N.A. LOC),
            3.80%, 4/7/98                                        6,600
     5,000  Portland City Multifamily Revenue
            VRDN, Series 1996 (AMT), Union Station
            Project - Phase B (US National Bank LOC),
            3.90%, 4/7/98                                        5,000
     1,590  Portland City Sewer System Revenue,
            Series PA-169, Merrill P-Floats (FGIC
            Insured), 3.80%, 4/7/98                              1,590
                                                           -----------
                                                                23,010
                                                           -----------

            PENNSYLVANIA - 11.0%
     4,000  Allegheny County Environment
            Improvement IDA, Series 1987, USX Corp.
            Project (Commerzbank LOC),
            3.60%, 6/4/98                                        4,000


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            PENNSYLVANIA - 11.0% (CONT'D.)
  $  3,930  Allegheny County Hospital Development
            Authority, Series B-1, Presbyterian
            University Hospital (PNC Bank LOC),
            3.70%, 4/1/98                                     $  3,930
     4,925  Allegheny County IDA VRDN, Series
            1991, Eye and Ear Properties Corp.
            (Pittsburgh National Bank LOC),
            3.70%, 4/1/98                                        4,925
     3,000  Allegheny County IDA VRDN, Series A,
            Sewickley Academy Project (PNC Bank
            LOC), 3.80%, 4/7/98                                  3,000
     3,700  Chester County IDA, Series 1997 A (AMT),
            KAC III Realty Corp. Project (PNC Bank
            LOC), 3.95%, 4/7/98                                  3,700
    22,500  Delaware Valley Regional Finance
            Authority VRDN, Series 1997 A, Merril
            Lynch P-Floats (Midland Bank PLC LOC),
            3.80%, 5/21/98                                      22,500
    36,900  Emmaus County General Authority
            Bond, Series 1996, Variable Rate Loan
            Program (FSA Insured), 3.75%, 4/7/98                36,900
     3,600  Pennsylvania Economic Development
            Finance Authority IDR VRDN, Series
            1996 A1-8 (AMT) (PNC Bank LOC),
            3.95%, 4/7/98                                        3,600
            Pennsylvania Higher Education
            Assistance Agency VRDN (AMT),
            Student Loan Program (SLMA LOC)
    22,900     Series 1994 A, 3.80%, 4/7/98                     22,900
    20,500     Series 1995 A, 3.80%, 4/7/98                     20,500
     8,500     Series 1997 A, 3.80%, 4/7/98                      8,500
     6,700  Pennsylvania Higher Education Facilities
            Authority Revenue Bond VRDN, Series I
            (Allied Irish Bank PLC LOC),
            4.50%, 11/1/98                                       6,724
     9,900  Pennsylvania Intergovernmental Coop
            Authority, BTP-288, Philadelphia City
            Funding Program (FGIC Insured),
            3.80%, 4/7/98                                        9,900
    20,000  Philadelphia City School District TRAN,
            Series 1997 (Commerzbank LOC),
            4.50%, 6/30/98                                      20,026
     5,000  Philadelphia City TRAN, Series 1997 A,
            4.50%, 6/30/98                                       5,006

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            PENNSYLVANIA - 11.0% (CONT'D.)
  $  2,600  Quakertown Hospital Authority VRDN,
            Hospital Group Pooled Financing (PNC
            Bank LOC), 3.75%, 4/7/98                        $    2,600
     6,900  Schuylkill County IDA VRDN, Gilberton
            Power Project (Mellon Bank LOC),
            3.70%, 4/7/98                                        6,900
    10,000  York City General Authority Pooled
            Financing, Series 1996 (First Union
            National Bank LOC), 3.80%, 4/1/98                   10,000
     1,410  Washington County Hospital Authority
            VRDN, Series B1-E, Eye & Ear Hospital
            (PNC Bank LOC), 3.70%, 4/1/98                        1,410
     2,125  Washington County IDA VRDN (AMT),
            Accutrex Products, Inc. (Mellon Bank
            LOC), 3.95%, 4/7/98                                  2,125
                                                           -----------
                                                               199,146
                                                           -----------
            SOUTH CAROLINA - 0.7%
     5,400  Cherokee County IDR VRDN, Series 1989
            (AMT), Oshkosh Truck Corp. Project
            (NationsBank LOC), 3.80%, 4/7/98                     5,400
            Lexington County IDR VRDN,
            Allied-Signal Project (FMC Corp. Gtd.)
       200     Series 1992, 3.85%, 4/7/98                          200
       900     Series 1992 A, 3.85%, 4/7/98                        900
     5,800  South Carolina Jobs Economic Development
            Authority (AMT), Greenville YMCA Project
            (NationsBank LOC), 3.75%, 4/7/98                     5,800
                                                           -----------
                                                                12,300
                                                           -----------

            SOUTH DAKOTA - 0.8%
     8,410  South Dakota Economic Development
            Finance Authority VRDN, Series 1996
            (AMT), Hastings Filters, Inc. Project
            (Harris Trust & Savings Bank LOC),
            3.85%, 4/7/98                                        8,410
            South Dakota Housing Development
            Authority Homeowner Mortgage VRDN
            (AMT), Merrill P-Floats
     2,320     Series PA-119, 3.85%, 4/7/98                      2,320
     4,300     Series PT-73-A, 3.80%, 4/7/98                     4,300
                                                           -----------
                                                                15,030
                                                           -----------


SCHEDULES OF INVESTMENTS MARCH 31, 1998
MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            TENNESSEE - 3.9%
            Clarksville Tennessee Public Building
            Authority, Tennessee Muni Bond Fund
            (NationsBank LOC)
    $4,200     Series 1995, 3.70%, 4/7/98                     $  4,200
     5,500     Series 1997, 3.70%, 4/7/98                        5,500
     1,500  Dickson County IDR VRDN, Series
            1996 (AMT), Tennessee Bun Co. LLC
            Project (PNC Bank LOC), 3.95%, 4/7/98                1,500
     1,200  Greeneville IDR VRDN, Series 1993, Pet,
            Inc. Project (Credit Suisse LOC),
            3.80%, 4/7/98                                        1,200
     2,000  Hendersonville County IDR VRDN,
            Multifamily Housing Windsor Park Project
            (FNMA Insured), 3.70%, 4/7/98                        2,000
     6,000  Jackson City Waste Facility IDR VRDN,
            Series 1995 (AMT), Florida Steel Corp.
            Project (NationsBank LOC), 3.80%, 4/7/98             6,000
     5,000  Memphis City G.O. VRDN, Series 1996,
            Soc Gen Series SGB-23, 3.80%, 4/7/98                 5,000
     1,000  Morristown City IDR VRDN, Series 1997,
            BOS Automotive Products, Inc. (Bayerische
            Vereinsbank LOC), 3.80%, 4/7/98                      1,000
     4,000  Nashville and Davidson Counties Health
            and Education Facilities Board VRDN,
            Series 1996-A, Adventist Health Systems
            Sunbelt (SunTrust Bank LOC),
            3.75%, 4/7/98                                        4,000
     5,000  Nashville and Davidson Counties
            Housing VRDN (AMT), Old Hickory Towers
            Project (FHLB LOC), 3.90%, 4/7/98                    5,000
     8,400  Shelby County G.O. Bond, Series 1996 B,
            Soc Gen Trust SGB-21 (FSA Insured),
            3.80%, 4/7/98                                        8,400
     4,890  Shelby County G.O., Series B BTP-216,
            3.75%, 10/22/98                                      4,890
     5,000  Shelby County G.O., Unlimited Series B
            BTP-263, 3.80%, 4/7/98                               5,000
     1,000  Shelby County Health and Education
            Authority (AMT), Arbor Lake Project
            (PNC Bank LOC), 3.95%, 4/7/98                        1,000
     8,550  Tennessee State G.O. TOB,
            Series 1997 BTP-242, 3.80%, 4/7/98                   8,550

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            TENNESSEE - 3.9% (CONT'D.)
  $  7,500  Tennessee State Housing Development
            Agency, Series 1997-2 (AMT),
            Homeownership Program, 4.00%, 6/4/98              $  7,500
                                                           -----------
                                                                70,740
                                                           -----------

            TEXAS - 12.5%
     2,525  Austin City Independent School District
            Building VRDN, Series 1996 SG-68 (PSF of
            Texas Gtd.), 3.80%, 4/7/98                           2,525
     6,000  Austin City VRDN, Series A (AMT), Airport
            Systems Notes (Morgan Guaranty Trust
            LOC), 3.75%, 4/7/98                                  6,000
     6,755  Brazos Higher Education Authority,
            Series C-1 (AMT) (SLMA Gtd.),
            4.95%, 6/1/98                                        6,769
     2,700  Brazos River Authority, Series 1997 (AMT),
            Houston Light and Power Co. Project
            (AMBAC Insured), 3.90%, 4/1/98                       2,700
     1,500  Brazos River Harbor Navigation District,
            Dow Chemical, 3.45%, 4/9/98                          1,500
            Brazos River Harbor Navigation District
            VRDN (AMT), BASF Corp. Project
            (BASF Corporation Gtd.)
     5,300     Series 1996, 3.95%, 4/1/98                        5,300
     5,200     Series 1997, 3.95%, 4/1/98                        5,200
     5,000  Calhoun County Navigation IDR VRDN
            (AMT), Formosa Plastics Corp. U.S.A.
            (Bank of America LOC), 3.80%, 4/7/98                 5,000
     6,500  Denton County Independent School
            District G.O., Series B (PSF of Texas Gtd.),
            3.90%, 8/15/98                                       6,500
     3,500  El Paso City Housing Finance Corp.
            VRDN, Series 1993 (AMT), Viva Apartments
            Project (General Electric Corp. LOC),
            3.95%, 4/7/98                                        3,500
    15,000  Greater East Texas Student Loan Corp.,
            Series A (SLMA Gtd.), 3.60%, 3/1/99                 15,000
            Gulf Coast Waste Disposal Authority
            VRDN (AMT), Amoco Oil Co. Project
            (Amoco Oil Company Gtd.)
     2,300     Series 1991, 3.80%, 4/1/98                        2,300
     1,800     Series 1994, 3.85%, 4/1/98                        1,800
    11,785  Harris County Health Facility, Series
            1997 B, Sisters of Charity, Inc.,
            3.85%, 4/7/98                                       11,785


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            TEXAS - 12.5% (CONT'D.)
  $  3,800  Harris County Toll Road Unlimited Tax
            VRDN, Series 1994 A, Citicorp Eagle Trust
            No. 954302, 3.82%, 4/7/98                         $  3,800
     3,455  Houston City Water and Sewer System TOB,
            Series 1992 C BTP-54 (MBIA Insured),
            3.85%, 4/7/98                                        3,455
     3,300  Hurst, Euless and Bedford Cities
            Independent School Districts Floating Rate
            Receipts, Series SG-98, 3.80%, 4/7/98                3,300
            North Texas Higher Education Authority
            VRDN (AMT), Student Loan Program
            (SLMA LOC)
    14,500     Series 1993 A, 3.80%, 4/7/98                     14,500
     5,000     Series 1996 A, 3.80%, 4/7/98                      5,000
     2,300  Panhandle-Plains Higher Education
            Authority VRDN, Student Loan
            Revenue, Series A (SLMA LOC),
            3.75%, 4/7/98                                        2,300
     7,245  Pearland City Independent School
            District G.O., Series 1997 SG-106
            (PSF Gtd.), 3.80%, 4/7/98                            7,245
     9,400  Port Development of Corpus Christi
            Solid Waste Disposal (AMT), Koch Refining
            Co. Project, 3.80%, 4/7/98                           9,400
            Port Development of Corpus Christi
            Solid Waste Disposal (AMT),
            Koch Refining Co. Project
     9,750     Series 1996, 3.80%, 4/7/98                        9,750
    24,100     Series 1997, 3.80%, 4/7/98                       24,100
    14,450  Port of Corpus Christi, Series 1992,
            Union Pacific Resources Project,
            3.80%, 5/4/98                                       14,450
     2,600  Port of Houston Authority (AMT),
            Unlimited Tax G.O. (FGIC Insured),
            5.50%, 10/1/98                                       2,620
    15,000  Port of Port Arthur Navigation District,
            Series 1998 (AMT), Star Enterprise Project
            (Bank of Montreal LOC), 3.75%, 4/7/98               15,000
     2,500  Sabine River Authority PCR VRDN,
            Series 1995 C (AMT), Texas Utilities Electric
            Co. Project (Union Bank of Switzerland
            LOC), 4.05%, 4/1/98                                  2,500
     1,200  Sabine River Authority PCR VRDN,
            Series 1996 B (AMT), Texas Utilities Electric
            Co. Project (AMBAC Insured),
            3.90%, 4/1/98                                        1,200

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            TEXAS - 12.5% (CONT'D.)
  $  9,880  San Antonio City Electric and Gas
            Revenue VRDN, Merrill Lynch Trust
            Receipts, Series 1997 SG-107,
            3.80%, 4/7/98                                   $    9,880
     1,600  Sherman Independent School District
            G.O., Series 1985 A SG-80 (PSF Gtd.),
            3.80%, 4/7/98                                        1,600
     2,080  Tarrant County G.O. LTD, Certificates of
            Obligation, 5.50%, 7/15/98                           2,092
     6,545  Texas Department of Housing and
            Community Affairs SFM, Series PA-128
            (AMT), 3.85%, 4/7/98                                 6,545
     5,000  Texas State TRAN, Series 1997 A,
            4.75%, 8/31/98                                       5,018
     6,580  Texas Veterans Housing Program,
            Series 1994 D PT-83 (AMT),
            3.775%, 2/11/99                                      6,580
                                                           -----------
                                                               226,214
                                                           -----------

            UTAH - 1.4%
     8,300  Salt Lake City Subordinated Airport
            Revenue Bonds, Series 1996 A (AMT)
            (Union Bank of Switzerland LOC),
            3.70%, 4/7/98                                        8,300
    16,200  Utah State Board of Regents VRDN, Series
            1996 Q (AMT), Student Loan Program
            (AMBAC Insured), 3.80%, 4/7/98                      16,200
                                                           -----------
                                                                24,500
                                                           -----------

            VIRGINIA - 1.6%
     4,200  Botetourt County IDR VRDN (AMT),
            Valley Forge Company Project (Harris
            Trust & Savings Bank LOC),
            3.50%, 4/7/98                                        4,200
     2,000  Charles County Solid Waste Disposal
            Facility IDR (AMT), Chambers
            Development, Inc. Project (Morgan
            Guaranty LOC), 3.85%, 4/7/98                         2,000
     9,500  Grant County Disposal Revenue Bond,
            Series 1996 (AMT), Virginia Electric
            Power Co. Project, 3.55%, 6/11/98                    9,500
     4,200  Halifax County, IDA VRDN, Series 1998
            (AMT), D-Scan, Inc. Project (NationsBank
            LOC), 3.80%, 4/7/98                                  4,200
     1,700  Louisa Town IDA, Virginia Electric
            Power Co. Project, 3.70%, 6/17/98                    1,700


SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)
PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            VIRGINIA - 1.6% (CONT'D.)
  $  3,200  Norfolk City G.O. VRDN, Citicorp Eagle
            Trust No. 944601, 3.82%, 4/7/98                   $  3,200
     3,900  Virginia State G.O. VRDN, Series 1994,
            Citicorp Eagle Trust No. 954601,
            3.77%, 4/7/98                                        3,900
                                                           -----------
                                                                28,700
                                                           -----------

            WASHINGTON - 2.7%
     2,850  Algona Economic Development Corp.
            (AMT), Peter Pan Seafoods Project (Seattle
            First National Bank LOC), 3.75%, 4/7/98              2,850
     5,700  Grandview City Public Corp. IDR, Series
            1989 (AMT), Shonan USA Project (Bank
            of America LOC), 3.80%, 4/7/98                       5,700
     1,800  Kent City Economic Development Corp.
            IDR VRDN, Associated Grocers Project
            (Seattle-First National Bank LOC),
            4.02%, 4/7/98                                        1,800
     5,340  Seattle City Municipal Light and Power
            Revenue Bonds, Series A BTP-272,
            3.70%, 10/23/98                                      5,340
            Spokane County School District #081, G.O.
     7,990     BTP-283, 3.65%, 3/18/99                           7,990
     4,455     BTP-286, 3.65%, 3/18/99                           4,455
    17,519  Washington Public Power Supply System
            Revenue, Series 1990 B, Nuclear Project
            No. 2, Prerefunded BTP-85 (Colld. in U.S.
            Government Securities), 3.75%, 10/15/98             17,519
     2,800  Washington State Housing Finance
            Commission VRDN, Series 5A-S (AMT),
            Single Family Program, 3.90%, 12/15/98               2,800
                                                           -----------
                                                                48,454
                                                           -----------

            WEST VIRGINIA - 0.3%
     1,300  Brooke County IDR, Series 1997 (AMT),
            Star-Kist Foods, Inc. Project,
            3.95%, 4/7/98                                        1,300
     3,000  Marion County Waste Disposal IDR
            VRDN, Series 1990 B (AMT), Granttown
            Project (National Westminster Bank LOC),
            3.80%, 4/7/98                                        3,000
     2,000  Ritchie County IDR VRDN (AMT),
            Simonton Building Products, Inc. Project
            (PNC Bank LOC), 3.95%, 4/7/98                        2,000
                                                           -----------
                                                                 6,300
                                                           -----------

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------
            WISCONSIN - 3.2%
  $  1,625  Elkhorn City Area School District
            BAN, 4.25%, 4/1/98                            $      1,625
     8,000  Manitowoc City Public School District
            BAN, 4.00%, 10/1/98                                  8,004
     3,300  Milwaukee City Redevelopment VRDN,
            Series 1996 (AMT), Starline
            Manufacturing, Inc. (Harris Trust &
            Savings Bank LOC), 3.85%, 4/7/98                     3,300
     4,290  Pewaukee City IDR VRDN, Series 1992
            (AMT), HUSCO International, Inc. Project
            (Bank One LOC), 3.80%, 4/7/98                        4,290
     1,900  Wisconsin Health and Education
            Revenue Bond, Series 1994 A, Sinai
            Samaritan Medical Center Project
            (M&I Bank LOC), 3.75%, 4/7/98                        1,900
     5,345  Wisconsin Health and Education
            Revenue Bond, Series 1997, Froedtert
            Memorial Lutheran Hospital Trust
            (M&I Bank LOC), 3.75%, 4/7/98                        5,345
     5,000  Wisconsin Housing and Economic
            Development Authority Revenue
            Floating Rate Trust Receipts, Series
            1997 FR/RI-18 (AMT), 3.95%, 4/7/98                   5,000
     7,620  Wisconsin Housing and Economic
            Development Authority Revenue, Series
            B (AMT), Home Ownership Revenue
            Program, 3.60%, 9/1/98                               7,620
    12,545  Wisconsin Housing and Economic
            Development Authority Revenue
            TOB, Home Ownership Revenue
            Program, 3.65%, 4/7/98                              12,545
     8,210  Wisconsin State G.O. Bond, Series
            1996 A BTP-209, 3.75%, 10/22/98                      8,210
                                                           -----------
                                                                57,839
                                                           -----------

            WYOMING  - 0.2%
     3,000  Gillette City PCR, Pacific Project,
            3.70%, 4/3/98                                        3,000
                                                           -----------

            Total Municipal Investments
            (cost $1,800,607)                                1,800,607
                                                           -----------

SCHEDULES OF INVESTMENTS MARCH 31, 1998

MUNICIPAL MONEY MARKET FUND (continued)

NUMBER
OF SHARES                                                        VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            OTHER - 0.5%

       396  AIM Tax-Free Money Market Fund               $         396
       300  Dreyfus Tax Exempt Cash
            Management Fund                                        300
       419  Federated Tax Free Trust Money Market
            Fund No. 15                                            419
       500  Federated Tax Free Trust
            Money Market Fund No. 73                               500
     7,616  Provident Municipal Cash Fund (AMT)                  7,616
       339  Provident Municipal Fund                               339
                                                           -----------

            Total Other
            (cost $9,570)                                        9,570
                                                           -----------

            Total Investments - 99.8%
            (cost $1,810,177)                                1,810,177

            Other Assets less Liabilities - 0.2%                 4,166
                                                           -----------

            NET ASSETS - 100.0%                             $1,814,343
                                                           ===========

See Notes to the Financial Statements.


SCHEDULES OF INVESTMENTS MARCH 31, 1998

CALIFORNIA MUNICIPAL MONEY MARKET FUND


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MUNICIPAL INVESTMENTS - 99.8%

            CALIFORNIA - 98.9%
  $  5,000  California Community College Finance
            Authority TRAN, Series A,
            4.50%, 6/30/98                                    $  5,008
       760  California HFA Multifamily Housing
            Mortgage Revenue Bond, Series B
            (FHA Insured), 3.60%, 4/7/98                           760
       800  California State Community Development
            Authority Revenue Refunding Bond,
            Series 1995 A-1 (Colld. by FNMA Securities),
            3.45%, 4/1/98                                          800
     2,855  California State Department of Water
            Resources and Sewer VRDN, Series SG-5,
            CVP, Merrill Soc Gen Muni Trust,
            3.62%, 4/7/98                                        2,855
     1,700  California State Economic Development
            Financing Authority FRN, Series 1996,
            Volk Enterprises Project
            (Harris Trust & Savings Bank LOC),
            3.35%, 4/7/98                                        1,700
     3,450  California State G.O. TOCR, Weekly Put,
            Series 1998 A (MBIA Insured),
            3.65%, 4/7/98                                        3,450
     1,500  California State G.O. VRDN, CR-153,
            3.62%, 4/1/98                                        1,500
    18,000  California State G.O. VRDN,
            Series 1997 H, 3.77%, 6/30/98                       18,000
     3,900  California State G.O. VRDN TOB,
            Series CR-152, 3.96%, 4/7/98                         3,900
            California State G.O. VRDN, Weekly
            Optional Put
     2,300     Series CR-152, 3.62%, 4/7/98                      2,300
     1,200     Series CR-153, 3.65%, 4/7/98                      1,200
     1,480  California State HFA Revenue Bond,
            P-Floats PT-14, 3.62%, 4/7/98                        1,480
     1,860  California State HFA SFM Bond,
            Series G (FSA Insured),
            3.60%, 4/7/98                                        1,860
            California State HFA SFM Revenue Bond
            (AMT) (Harris Trust & Savings Bank LOC)
     2,400     Series C, 3.55%, 2/1/99                           2,400
     6,000     Series E, 3.55%, 3/12/99                          6,000

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CALIFORNIA - 98.9% (CONT'D.)
  $  2,900  California State Housing Finance Agency
            Multi-Units Housing Revenue,
            Series 1992 A CR-231 (MBIA Insured),
            3.70%, 4/7/98                                     $  2,900
    10,500  California State Merlots, Series T
            (FGIC Insured), 3.70%, 4/1/98                       10,500
            California State Pollution Control
            Financing Authority FRN,
            Southern California Edison Project
     3,500     Series 1986 A, 3.90%, 4/1/98                      3,500
       100     Series 1986 B, 3.90%, 4/1/98                        100
     7,000  California State Pollution Control
            Financing Authority, Series 1997 B
            (AMT), Air Products Manufacturing Corp.,
            3.60%, 4/1/98                                        7,000
     1,900  California State Pollution Control
            Financing Authority, Series 1997 A
            (AMT), Arco Project, 3.60%, 4/7/98                   1,900
     3,600  California State Pollution Control
            Financing Authority PCR FRN,
            Series A (AMT), Pacific Gas & Electric Co.
            (Swiss Bank Corp. LOC),
            3.40%, 4/7/98                                        3,600
     2,700  California State Pollution Control
            Financing Authority PCR FRN,
            Series B (AMT), Pacific Gas & Electric Co.
            (Deutsche Bank A.G. LOC),
            3.75%, 4/1/98                                        2,700
     5,560  California State Pollution Control
            Financing Authority PCR FRN,
            Series 1997 C (AMT), Pacific Gas &
            Electric Co. (Kredietbank LOC),
            3.75%, 4/1/98                                        5,560
     1,600  California State Pollution Control
            Financing Authority PCR FRN,
            Series F, Pacific Gas & Electric Co.
            (Banque Nationale de Paris LOC),
            3.70%, 4/1/98                                        1,600
     6,400  California State RAN, Series 1997-8,
            4.50%, 6/30/98                                       6,410
       600  California Statewide Community
            Development Authority Refunding FRN,
            Series 1993 A, House Ear Institute Project
            (Morgan Guaranty Trust Co. LOC),
            3.70%, 4/1/98                                          600


SCHEDULES OF INVESTMENTS MARCH 31, 1998
CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CALIFORNIA - 98.9% (CONT'D.)
  $  6,900  Chula Vista City IDR Bond, Series 1996 B,
            San Diego Gas & Electric Co.,
            3.95%, 4/1/98                                     $  6,900
    13,685  Contra Costa County Home Mortgage
            Variable Rate COP, Series 1997 A
            (Colld. by U.S. Government Securities),
            3.77%, 4/7/98                                       13,685
     2,200  Foothill/Eastern Transportation Corridor
            Agency Toll Road Revenue Bond,
            Series 1995 B (Morgan Guaranty Trust
            Co. LOC), 3.30%, 4/7/98                              2,200
     2,100  Irvine City Improvement Assessment
            Dist. No. 89-10 Refunding Bond
            (National Westminster PLC LOC),
            3.80%, 4/1/98                                        2,100
       900  Irvine Ranch Consolidated County Water
            District VRDN (Landesbank Hessen
            Thuringen Girozentral LOC),
            3.80%, 4/1/98                                          900
     2,100  Irvine Ranch Consolidated Water Districts
            105, 140, 240 & 250 Improvement Bond
            (Commerzbank A.G. LOC),
            3.80%, 4/1/98                                        2,100
     6,100  Irvine Ranch Consolidated Water Districts
            2, 102, 103-3, 203 & 206 VRDN,
            Series 1993 B (Morgan Guaranty Trust
            Co. LOC), 3.70%, 4/1/98                              6,100
            Kern County Public Facilities Project COP
            (Union Bank of Switzerland LOC)
     1,800     Series C, 3.30%, 4/7/98                           1,800
     2,800     Series D, 3.30%, 4/7/98                           2,800
     6,600  Livermore County TRAN,
            4.50%, 10/29/98                                      6,624
     4,200  Los Angeles City Housing Revenue
            Bond Clipper Trust Certificates,
            Series 1996-6A (AMT),
            3.77%, 4/3/98                                        4,200
     1,700  Los Angeles City Multifamily Refunding
            Bond, Series 1995 D (AMT), Coral Wood
            Court Project (Union Bank of California
            LOC), 3.65%, 4/1/98                                  1,700
     1,025  Los Angeles Convention and Exhibition
            Center VRDN, Merrill P-Floats,
            Series 1993 PA-88 (MBIA Insured),
            3.62%, 4/7/98                                        1,025

See Notes to the Financial Statements.


PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CALIFORNIA - 98.9% (CONT'D.)
    $2,500  Los Angeles County Community
            Redevelopment Agency TOC, BTP-129,
            3.80%, 6/1/98                                       $2,500
            Los Angeles County Metropolitan
            Transportation Authority Municipal Trust
            Receipts, Union Station Project
            (FSA Insured)
     3,900     Soc Gen Trust SGB-1,
               3.70%, 4/7/98                                     3,900
     3,900     Soc Gen Trust SGB-2,
               3.70%, 4/7/98                                     3,900
     5,000  Los Angeles County TRAN, Series A,
            4.50%, 6/30/98                                       5,008
     4,000  Metropolitan Water District Southern
            California CP, Series B,
            3.35%, 8/12/98                                       4,000
     2,500  Moreno Valley Unified School District
            TRAN, 4.50%, 6/30/98                                 2,503
     1,900  Orange County Apartment Development
            Authority VRDN, Series 1988 A,
            Vista Verde Apartments
            (Wells Fargo & Co. LOC),
            3.70%, 4/7/98                                        1,900
     9,500  Orange County Apartment Development
            Authority VRDN, Series B,
            Aliso Creek Project
            (Wells Fargo & Co. LOC),
            3.75%, 4/7/98                                        9,500
     1,600  Orange County Limited Obligation
            Improvement Bond, Irvine Coast
            Assessment District 88-1,
            (Societe Generale LOC),
            3.70%, 4/1/98                                        1,600
     1,800  Orange County Sanitation Districts
            1-3, 5-7, 11, 13 & 14 COP
            (National Westminster PLC LOC),
            3.80%, 4/1/98                                        1,800
     1,650  Oxnard School District TRAN,
            4.50%, 8/13/98                                       1,653
     4,390  Regents of the University of California
            VRDN, Series C-SG24, Merrill Soc Gen
            Muni Trust, 3.62%, 4/7/98                            4,390
     5,000  Regents of the University of California
            VRDN, Series D (MBIA Insured),
            Multiple Purpose Projects,
            3.60%, 4/1/98                                        5,000


SCHEDULES OF INVESTMENTS MARCH 31, 1998

CALIFORNIA MUNICIPAL MONEY MARKET FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CALIFORNIA - 98.9% (CONT'D.)
   $   835  Riverside County Community
            Multifamily Mortgage Revenue FRN,
            Series A, Ambergate Apartments
            (Union Bank of California LOC),
            3.55%, 4/8/98                                  $       835
     5,475  Riverside County Public Facilities COP,
            Series B (National Westminster PLC LOC),
            3.55%, 4/7/98                                        5,475
     2,000  Riverside County TRAN, Series A,
            4.50%, 6/30/98                                       2,003
     3,000  San Francisco City and County Airport
            Variable Rate Receipts, Susquehanna
            Structured Product SSP-4
            (AMBAC Insured), 3.65%, 4/1/98                       3,000
     2,975  San Francisco City and County Variable
            Rate Receipts, Series 1996-AA6
            (FGIC Insured), 3.72%, 4/1/98                        2,975
     3,000  San Luis Obispo County TRAN,
            4.50%, 7/8/98                                        3,005
     4,830  San Marcos City Public Facility Authority
            Revenue Bond, Series BTP-188, Civic
            Center Projects (Colld. by U.S.
            Government Securities),
            3.60%, 9/2/98                                        4,830
       845  Santa Clara County Housing Authority
            Multifamily VRDN, Series A (AMT),
            Avenida Espana Gardens
            (Union Bank of California LOC),
            3.60%, 4/7/98                                          845
                                                           -----------
                                                               222,339
                                                           -----------

            PUERTO RICO - 0.9%
     2,000  Puerto Rico Industrial Medical &
            Environmental PCR Bond,
            Series 1983 A, Merck & Co., Inc.,
            3.99%, 12/1/98                                       2,003
                                                           -----------

            Total Municipal Investments
            (cost $224,342)                                    224,342
                                                           -----------
See Notes to the Financial Statements.


NUMBER
OF SHARES                                                        VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            OTHER - 0.4%

       768  Federated Tax-Exempt
            Money Market Fund No. 80                        $      768
                                                           -----------
       125  Provident Institutional California
            Money Fund                                             125
                                                           -----------

            Total Other
            (cost $893)                                            893
                                                           -----------

            Total Investments - 100.2%
            (cost $225,235)                                    225,235

            Liabilities less Other Assets - (0.2)%               (392)
                                                           -----------

            NET ASSETS - 100.0%                               $224,843
                                                           ===========


STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 1998


FIXED INCOME FUNDS

                                                                         FLORIDA                                           INT'L.
                                                 U.S.    INTERMEDIATE INTERMEDIATE    FIXED                  CALIFORNIA     FIXED
AMOUNTS IN THOUSANDS,                           GOV'T.    TAX-EXEMPT   TAX-EXEMPT    INCOME     TAX-EXEMPT   TAX-EXEMPT    INCOME
EXCEPT PER SHARE DATA                            FUND        FUND         FUND        FUND         FUND         FUND        FUND
--------------------------------------------    -------     -------      -------     -------      -------     -------      -------
ASSETS:
  Investments, at value (cost $224,657,
     $289,659, $24,546, $174,786, $165,727,
     $40,357 and $13,647, respectively)        $227,457    $296,936      $25,000    $179,729     $172,577     $41,176      $13,261
  Cash and foreign currencies                         6           _            1          82        4,375           1          103
  Income receivable                               1,991       3,661          416       1,968        2,140         478          303
  Receivable for securities sold                      _       1,516            _           _        2,036           _            _
  Receivable for fund shares sold                   132         261            5         296        1,481           _            _
  Receivable from Adviser                             4           5            2           4            3           5            1
  Deferred organization costs, net of
     accumulated amortization                        14          23            _          11           15           _            7
  Prepaid and other assets                           14          16            5          14           12           3            9
-----------------------------------------------------------------------------------------------------------------------------------
       Total Assets                             229,618     302,418       25,429     182,104      182,639      41,663       13,684
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
  Dividends payable                                 161         152           13         128           96          21            _
  Payable for securities purchased                    _       3,080            _           _       15,286       1,632            _
  Payable for fund shares redeemed                   53         598           75          13            _          44            _
  Accrued investment advisory fees                   28          34            3          22           19           5            2
  Accrued transfer agent fees                         4           5            _           3            3           1            _
  Accrued administration fees                         2           3            _           1            1           _            _
  Accrued custody and accounting fees                 1           2            1           1            1           3            1
  Accrued registration fees and
     other liabilities                               17          15            8          19           13          14            6
-----------------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                            266       3,889          100         187       15,419       1,720            9
-----------------------------------------------------------------------------------------------------------------------------------
  Net Assets                                   $229,352    $298,529      $25,329    $181,917     $167,220     $39,943      $13,675
===================================================================================================================================

ANALYSIS OF NET ASSETS:
  Capital stock                                $225,523    $289,757      $24,641    $176,789     $158,293     $39,109      $14,042
  Accumulated undistributed
     (distributions in excess of)
     net investment income                           79          58            _        (90)         (77)           _         (66)
  Accumulated undistributed net realized
     gains on investments, forward foreign
     currency contracts and foreign currency
     transactions                                   950       1,437          234         275        2,154          15           93
  Net unrealized appreciation (depreciation)
     on investments                               2,800       7,277          454       4,943        6,850         819        (386)
  Net unrealized losses on translation
     of assets and liabilities denominated
     in foreign currencies                            _           _            _           _            _           _          (8)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Assets                                   $229,352    $298,529      $25,329    $181,917     $167,220     $39,943      $13,675
===================================================================================================================================

SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                       22,489      28,805        2,420      17,455       15,581       3,711        1,388

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                       $10.20      $10.36       $10.47      $10.42       $10.73      $10.76        $9.85
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 1998


FIXED INCOME FUNDS

                                                                         FLORIDA                                           INT'L.
                                                 U.S.    INTERMEDIATE INTERMEDIATE    FIXED                  CALIFORNIA     FIXED
                                                GOV'T.    TAX-EXEMPT   TAX-EXEMPT    INCOME     TAX-EXEMPT   TAX-EXEMPT    INCOME
AMOUNTS IN THOUSANDS                             FUND        FUND         FUND        FUND         FUND       FUND<F2>      FUND
--------------------------------------------    -------     -------      -------     -------      -------     -------      -------

INVESTMENT INCOME:
  Interest income                               $12,516     $13,230         $956      $9,747       $7,793        $922     $950<F3>
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees                        1,528       2,115          152       1,105        1,110         142          139
  Administration fees                               306         423           30         221          222          28           23
  Transfer agent fees                               204         282           20         147          148          19           15
  Custody and accounting fees                        72          91           47          64           64          48           74
  Registration fees                                  20          40           12          29           16          16            8
  Professional fees                                  18          19           17          17           17          44           16
  Amortization of organization costs                 14          22            _          12           16           _            8
  Trustees' fees and expenses                         5           6            2           4            4           2            2
  Other                                              16          22            5          12           13           4            5
-----------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                  2,183       3,020          285       1,611        1,610         303          290
     Less voluntary waivers of:
       Investment advisory fees                       _       (141)         (10)           _         (74)        (10)            _
       Administration fees                        (181)       (245)         (19)       (136)        (130)        (21)         (13)
     Less: Reimbursement of expenses
       by Adviser                                 (169)       (237)         (83)       (149)        (148)       (111)         (99)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                 1,833       2,397          173       1,326        1,258         161          178
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                            10,683      10,833          783       8,421        6,535         761          772
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gains (losses) on:
     Investments                                  1,575       1,878          240         465        3,166          16          225
     Forward foreign currency contracts               _           _            _           _            _           _           12
     Foreign currency transactions                    _           _            _           _            _           _        (158)
  Net change in unrealized appreciation
     (depreciation) on investments                4,821       6,039          538       6,956        4,567         819        (139)
  Net change in unrealized gains on
     translation of assets and liabilities
     denominated in foreign currencies                _           _            _           _            _           _            4
-----------------------------------------------------------------------------------------------------------------------------------
     Net Gains (Losses) on Investments            6,396       7,917          778       7,421        7,733         835         (56)
-----------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     $17,079     $18,750       $1,561     $15,842      $14,268      $1,596         $716
===================================================================================================================================

<F2> For the period April 8, 1997 (commencement of operations) through March 31, 1998.
<F3> Net of $13 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS


FIXED INCOME FUNDS

                                                                                                                    FLORIDA
                                                                                     INTERMEDIATE                INTERMEDIATE
                                                           U.S. GOVERNMENT            TAX-EXEMPT                  TAX-EXEMPT
                                                                 FUND                    FUND                        FUND
                                                     -------------------------  -------------------------  ------------------------
                                                        YEAR          YEAR         YEAR         YEAR           YEAR        YEAR
                                                       ENDED          ENDED        ENDED        ENDED         ENDED        ENDED
                                                      MAR. 31,      MAR. 31,      MAR. 31,    MAR. 31,       MAR. 31,    MAR. 31,
AMOUNTS IN THOUSANDS                                    1998          1997         1998         1997           1998      1997<F2>
------------------------------------------------     -------------------------  -------------------------  ------------------------
OPERATIONS:
  Net investment income                             $  10,683    $    8,540    $  10,833    $    9,847     $     783      $    245
  Net realized gains (losses) on
     investments, forward foreign currency
     contracts and foreign currency transactions        1,575         (347)        1,878         (441)           240             _
  Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions                      4,821       (1,738)        6,039       (1,011)           538          (84)
  Net change in unrealized gains (losses) on
     translation of assets and liabilities
     denominated in foreign currencies                      _             _            _             _             _             _
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets
       Resulting from Operations                       17,079         6,455       18,750         8,395         1,561           161
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          67,042        51,631       65,294        71,873        15,147        18,631
  Shares from reinvestment of dividends                   748         1,442          655         2,492           151            36
  Shares redeemed                                    (26,587)      (16,979)     (39,967)      (50,113)       (5,548)       (3,776)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Capital Share
       Transactions                                    41,203        36,094       25,982        24,252         9,750        14,891
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
  From net investment income                         (10,684)       (8,500)     (10,833)       (9,864)         (783)         (245)
  From net realized gains                               (167)         (793)            _       (1,852)           (6)             _
  In excess of net investment income                        _          (50)            _             _             _             _
  In excess of net realized gains                           _         (347)            _         (440)             _             _
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                        (10,851)       (9,690)     (10,833)      (12,156)         (789)         (245)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                47,431        32,859       33,899        20,491        10,522        14,807

NET ASSETS:
  Beginning of year                                   181,921       149,062      264,630       244,139        14,807             _
-----------------------------------------------------------------------------------------------------------------------------------
  End of year                                        $229,352      $181,921     $298,529      $264,630       $25,329       $14,807
===================================================================================================================================
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT INCOME                     $79         $(94)          $58           $40            $_            $_
===================================================================================================================================

<F2>  For the period August 15, 1996 (commencement of operations) through March 31, 1997.
<F3>  For the period April 8, 1997 (commencement of operations) through March 31, 1998.

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

STATEMENT OF CHANGES IN NET ASSETS

FIXED INCOME FUNDS
                                                                                                                 INTERNATIONAL
                                                       FIXED                                    CALIFORNIA          FIXED
                                                       INCOME                 TAX-EXEMPT        TAX-EXEMPT          INCOME
                                                        FUND                     FUND              FUND              FUND

                                              ------------------------  ----------------------  ----------  ----------------------
                                                 YEAR         YEAR        YEAR         YEAR        YEAR        YEAR        YEAR
                                                ENDED        ENDED        ENDED       ENDED       ENDED        ENDED       ENDED
                                               MAR. 31,     MAR. 31,     MAR. 31     MAR. 31,    MAR. 31,    MAR. 31,    MAR. 31,
AMOUNTS IN THOUSANDS                             1998         1997        1998         1997      1998<F3>      1998        1997
-----------------------------------------     ------------------------  ----------------------  ----------  ----------------------
OPERATIONS:
  Net investment income                      $    8,421   $   6,209   $    6,535  $    5,981    $     761   $     772    $     894
  Net realized gains (losses) on
     investments, forward foreign currency
     contracts and foreign currency transactions    465       (226)        3,166         248           16          79           97
  Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions                6,956     (1,313)        4,567       (786)          819       (139)        (785)
  Net change in unrealized gains (losses) on
     translation of assets and liabilities
     denominated in foreign currencies                _           _            _           _            _           4          (9)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets
       Resulting from Operations                 15,842       4,670       14,268       5,443        1,596         716          197
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                    80,530      42,687       39,663      26,848       43,601       2,030        4,412
  Shares from reinvestment of dividends           1,132       2,244        1,345         829          125         233          302
  Shares redeemed                              (29,639)    (20,929)     (16,734)    (14,872)      (4,617)     (4,701)      (3,077)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Capital Share
       Transactions                              52,023      24,002       24,274      12,805       39,109     (2,438)        1,637
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
  From net investment income                    (8,216)     (6,154)      (6,458)     (6,007)        (761)       (824)        (892)
  From net realized gains                          (86)     (1,090)      (1,159)       (665)          (1)       (139)        (159)
  In excess of net investment income               (90)        (96)         (77)       (317)            _        (66)            _
  In excess of net realized gains                     _       (227)            _           _            _           _         (22)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                   (8,392)     (7,567)      (7,694)     (6,989)        (762)     (1,029)      (1,073)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          59,473      21,105       30,848      11,259       39,943     (2,751)          761
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                             122,444     101,339      136,372     125,113            _      16,426       15,665
-----------------------------------------------------------------------------------------------------------------------------------
  End of year                                  $181,917    $122,444     $167,220    $136,372      $39,943     $13,675      $16,426
===================================================================================================================================
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT INCOME             $(90)      $(100)        $(77)       $(88)           $_       $(66)         $196
===================================================================================================================================

<F2>   For the period August 15, 1996 (commencement of operations) through March 31, 1997.
<F3>   For the period April 8, 1997 (commencement of operations) through March 31, 1998.

See Notes to the Financial Statements.


FINANCIAL HIGHLIGHTS

FIXED INCOME FUNDS

                                                                                                         INTERMEDIATE
                                                                   U.S. GOVERNMENT                        TAX-EXEMPT
                                                                      FUND                                   FUND
                                                     --------------------------------------- --------------------------------------
                                                       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                                                       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED
                                                     MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31, MAR. 31,
                                                       1998      1997      1996      1995      1998      1997      1996     1995
-------------------------------------------          --------------------------------------- --------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                   $  9.88    $10.06   $  9.84    $10.00    $10.07    $10.22    $10.03    $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.54      0.51      0.51      0.50      0.40      0.40      0.41      0.40
  Net realized and unrealized gains (losses)
     on investments                                     0.32    (0.11)      0.29    (0.16)      0.29    (0.06)      0.26      0.03
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income from Investment Operations            0.86      0.40      0.80      0.34      0.69      0.34      0.67      0.43
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                          (0.53)    (0.51)    (0.51)    (0.50)    (0.40)    (0.40)    (0.41)    (0.40)
  From net realized gains                             (0.01)    (0.05)    (0.07)         _         _    (0.07)    (0.07)         _
  In excess of net investment income                       _         _         _         _         _         _         _         _
  In excess of net realized gains                          _    (0.02)         _         _         _    (0.02)         _         _
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                         (0.54)    (0.58)    (0.58)    (0.50)    (0.40)    (0.49)    (0.48)    (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $10.20     $9.88    $10.06     $9.84    $10.36    $10.07    $10.22    $10.03
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN<F3>                                       8.90%     3.98%     7.65%     3.49%     6.95%     3.39%     6.81%     4.38%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year             $229,352  $181,921  $149,062  $116,443  $298,529  $264,630  $244,139  $221,251
  Ratio to average net assets of<F4>:
     Expenses, net of waivers and reimbursements       0.90%     0.90%     0.90%     0.90%     0.85%     0.85%     0.85%     0.85%
     Expenses, before waivers and reimbursements       1.07%     1.09%     1.10%     1.12%     1.07%     1.07%     1.08%     1.09%
     Net investment income, net of waivers and
       reimbursements                                  5.24%     5.19%     5.07%     5.20%     3.84%     3.90%     4.01%     4.09%
     Net investment income, before waivers
       and reimbursements                              5.07%     5.00%     4.87%     4.98%     3.62%     3.68%     3.78%     3.85%
  Portfolio Turnover Rate                             47.41%    83.41%   112.00%    42.29%    61.83%    61.39%   137.85%    78.87%
-----------------------------------------------------------------------------------------------------------------------------------


<F2> For the period August 15, 1996 (commencement of operations) through March 31, 1997.
<F3> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
<F4> Annualized for periods less than a full year.

See Notes to the Financial Statements.


                                                    NORTHERN FUNDS Annual Report

FINANCIAL HIGHLIGHTS

FIXED INCOME FUNDS

                                                                   FLORIDA
                                                                 INTERMEDIATE                            FIXED
                                                                  TAX-EXEMPT                             INCOME
                                                                     FUND                                 FUND
                                                           ------------------------  ----------------------------------------------
                                                               YEAR        YEAR        YEAR         YEAR         YEAR       YEAR
                                                              ENDED        ENDED      ENDED         ENDED       ENDED      ENDED
                                                             MAR. 31,    MAR. 31,    MAR. 31,     MAR. 31,     MAR. 31,   MAR. 31,
                                                               1998      1997<F2>      1998         1997         1996       1995
-------------------------------------------                ------------------------  ---------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $10.03       $10.00     $  9.86       $10.10     $  9.78      $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                        0.40         0.24        0.59         0.57        0.58        0.62
  Net realized and unrealized gains (losses)
     on investments                                            0.44         0.03        0.56       (0.12)        0.50      (0.22)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income from Investment Operations                   0.84         0.27        1.15         0.45        1.08        0.40
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                 (0.40)       (0.24)      (0.58)       (0.56)      (0.59)      (0.62)
  From net realized gains                                         _            _      (0.01)       (0.10)      (0.17)           _
  In excess of net investment income                              _            _           _       (0.01)           _           _
  In excess of net realized gains                                 _            _           _       (0.02)           _           _
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                                (0.40)       (0.24)      (0.59)       (0.69)      (0.76)      (0.62)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $10.47       $10.03      $10.42        $9.86      $10.10       $9.78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN<F3>                                              8.51%        2.63%      11.90%        4.59%      11.18%       4.16%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year                     $25,329      $14,807    $181,917     $122,444    $101,339     $65,929
  Ratio to average net assets of<F4>:
     Expenses, net of waivers and reimbursements              0.85%        0.85%       0.90%        0.90%       0.90%       0.90%
     Expenses, before waivers and reimbursements              1.41%        2.31%       1.09%        1.12%       1.14%       1.18%
     Net investment income, net of waivers and
       reimbursements                                         3.86%        3.84%       5.71%        5.69%       5.79%       6.48%
     Net investment income, before waivers
       and reimbursements                                     3.30%        2.38%       5.52%        5.47%       5.55%       6.20%
  Portfolio Turnover Rate                                    46.12%       50.77%      33.55%       87.64%     116.22%      55.27%
------------------------------------------------------------------------------------------------------------------------------------




                                                    NORTHERN FUNDS Annual Report

FINANCIAL HIGHLIGHTS

FIXED INCOME FUNDS

                                                    TAX-EXEMPT FUND
                                        ----------------------------------------
                                          YEAR      YEAR       YEAR      YEAR
                                         ENDED     ENDED      ENDED      ENDED
                                        MAR. 31,  MAR. 31,   MAR. 31,  MAR. 31,
                                          1998      1997       1996      1995
-----------------------------------     ----------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR      $10.24    $10.35     $10.08     $10.00

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income                   0.47      0.50       0.48       0.48
  Net realized and unrealized gains
     (losses) on investments              0.57    (0.06)       0.29       0.08
--------------------------------------------------------------------------------
     Total Income from Investment
       Operations                         1.04      0.44       0.77       0.56
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income            (0.47)    (0.47)     (0.48)     (0.48)
  From net realized gains               (0.08)    (0.05)     (0.02)          _
  In excess of net investment income         _    (0.03)          _          _
  In excess of net realized gains            _         _          _          _
--------------------------------------------------------------------------------
     Total Distributions Paid           (0.55)    (0.55)     (0.50)     (0.48)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR            $10.73    $10.24     $10.35     $10.08
--------------------------------------------------------------------------------

TOTAL RETURN<F3>                        10.39%     4.32%      7.80%      5.78%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
     end of year                      $167,220  $136,372   $125,113   $118,690
  Ratio to average net assets of<F4>:
     Expenses, net of waivers
       and reimbursements                0.85%     0.85%      0.85%      0.85%
     Expenses, before waivers
       and reimbursements                1.09%     1.10%      1.10%      1.11%
     Net investment income, net of
       waivers and reimbursements        4.42%     4.61%      4.62%      4.95%
     Net investment income, before
       waivers and reimbursements        4.18%     4.36%      4.37%      4.69%
  Portfolio Turnover Rate               74.32%     8.10%     60.50%     54.94%
--------------------------------------------------------------------------------

<F2> For the period August 15, 1996 (commencement of operations) through March
     31, 1997.
<F3> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
<F4> Annualized for periods less than a full year.

See Notes to the Financial Statements.


FINANCIAL HIGHLIGHTS (CONTINUED)




FIXED INCOME FUNDS

                                                                                                 INTERNATIONAL
                                                                   CALIFORNIA                        FIXED
                                                                   TAX-EXEMPT                       INCOME
                                                                      FUND                           FUND
                                                                   -----------  ----------------------------------------------
                                                                     YEAR         YEAR         YEAR         YEAR       YEAR
                                                                     ENDED       ENDED         ENDED       ENDED       ENDED
                                                                   MAR. 31,     MAR. 31,     MAR. 31,     MAR. 31,   MAR. 31,
                                                                   1998<F2>       1998         1997         1996       1995
-----------------------------------------                          -----------  ----------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                                   $10.00      $10.08       $10.62      $10.64       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                0.41        0.43         0.56        0.78         0.58
  Net realized and unrealized gains (losses) on
     investments, forward foreign currency contracts and
     foreign currency transactions                                     0.76        0.02       (0.40)      (0.16)         0.64
------------------------------------------------------------------------------------------------------------------------------
     Total Income from Investment Operations                           1.17        0.45         0.16        0.62         1.22
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
  From net investment income                                         (0.41)      (0.59)       (0.58)      (0.62)       (0.56)
  From net realized gains                                                 _      (0.09)       (0.11)      (0.02)            _
  In excess of net investment income                                      _           _            _           _       (0.02)
  In excess of net realized gains                                         _           _       (0.01)           _            _
------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                                        (0.41)      (0.68)       (0.70)      (0.64)       (0.58)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $10.76     $  9.85       $10.08      $10.62       $10.64
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN<F3>                                                     11.86%       4.61%        1.39%       5.84%       12.77%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year                             $39,943     $13,675      $16,426     $15,665      $13,028
  Ratio to average net assets of<F4>:
     Expenses, net of waivers and reimbursements                      0.85%       1.15%        1.15%       1.15%        1.15%
     Expenses, before waivers and reimbursements                      1.60%       1.87%        1.96%       2.00%        2.42%
     Net investment income, net of waivers and
       reimbursements                                                 4.01%       4.98%        5.49%       5.75%        5.96%
     Net investment income, before waivers
       and reimbursements                                             3.26%       4.26%        4.68%       4.90%        4.69%
  Portfolio Turnover Rate                                            22.22%      30.26%       37.76%      52.05%       43.24%
------------------------------------------------------------------------------------------------------------------------------


<F2> For the period April 8, 1997 (commencement of operations) through March 31, 1998.
<F3> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
<F4> Annualized for periods less than a full year.

See Notes to the Financial Statements.


                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

U.S. GOVERNMENT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            U.S. GOVERNMENT AGENCIES - 27.5%

            FANNIE MAE - 5.0%
   $11,750  5.25%, 1/15/03                                     $11,478
                                                            ----------

            FANNIE MAE REMIC TRUST - 15.4%
     6,241  Series 1996-M7, Class A,
            6.53%, 9/17/04                                       6,301
     1,096  Series 1991-37, Class G,
            8.15%, 8/25/05                                       1,105
     8,919  Series 1997-M7, Class A,
            6.589%, 5/25/07                                      8,972
    10,000  Series 1997-M5, Class C,
            6.74%, 8/25/07                                      10,384
       368  Series 1994-40, Class C,
            5.00%, 9/25/13                                         367
     4,351  Series 1996-M4, Class A,
            7.75%, 3/17/17                                       4,469
     3,634  Series 1992-200, Class E,
            6.25%, 6/25/17                                       3,629
        54  Series 1989-15, Class D,
            10.00%, 9/25/18                                         54
                                                            ----------
                                                                35,281
                                                            ----------

            FREDDIE MAC - 5.2%
     4,511  Series 1033, Class F,
            8.00%, 5/15/05                                       4,530
     2,568  Series 1614, Class E,
            5.20%, 4/15/15                                       2,559
     3,289  Series 1379, Class EA,
            6.00%, 5/15/16                                       3,284
     1,460  Pool #410092,
            7.89%, 11/1/24                                       1,501
                                                            ----------
                                                                11,874
                                                            ----------

            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION - 0.3%
         3  Pool #69178, 7.25%, 6/15/98                              3
       519  10.00%, 4/15/19 - 2/15/21                              577
                                                            ----------
                                                                   580
                                                            ----------

            TENNESSEE VALLEY AUTHORITY - 1.6%
     3,700  Series B, Putable 7/15/01,
            6.235%, 7/15/45                                      3,781
                                                            ----------

            Total U.S. Government Agencies
            (cost $62,195)                                      62,994
                                                            ----------

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            U.S. GOVERNMENT
            OBLIGATIONS - 59.9%

            U.S. TREASURY NOTES - 56.4%
   $23,000  7.75%, 1/31/00                                   $  23,852
    25,175  6.625%, 6/30/01                                     25,887
    36,940  6.625%, 7/31/01                                     38,008
    37,900  7.50%, 2/15/05                                      41,672
                                                            ----------
                                                               129,419
                                                            ----------

            U.S. TREASURY BOND - 3.5%
     7,000  7.125%, 2/15/23                                      7,989
                                                            ----------

            Total U.S. Government Obligations
            (cost $135,407)                                    137,408
                                                            ----------


            SHORT-TERM INVESTMENT - 11.8%
    27,055  FHLB Discount Note,
            5.90%, 4/1/98
            (cost $27,055)                                      27,055
                                                            ----------

            Total Investments - 99.2%
            (cost $224,657)                                    227,457

            Other Assets less Liabilities - 0.8%                 1,895
                                                            ----------

            NET ASSETS - 100.0%                               $229,352
                                                            ==========

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERMEDIATE TAX-EXEMPT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------
            MUNICIPAL INVESTMENTS - 95.9%

            ALABAMA - 0.1%
   $   310  Birmingham City Public Building
            Authority Revenue Refunding Bond,
            7.00%, 1/15/00                                     $   326
                                                            ----------

            ALASKA - 2.9%
            North Slope Borough G.O.
            Refunding Bond (MBIA Insured)
     1,250     Series A, 0.00%, 6/30/99                          1,191
     2,000     Series B, 0.00%, 6/30/00                          1,825
     4,400     Series A, 0.00%, 6/30/01                          3,835
     2,000     Series B, 0.00%, 6/30/01                          1,743
                                                            ----------
                                                                 8,594
                                                            ----------

            ARIZONA - 3.3%
       500  Arizona State University Revenue Bond,
            Prerefunded, 7.10%, 7/1/01                             554
     2,000  Maricopa County Unified School District
            No. 11 Peoria G.O. Bond,
            5.60%, 7/1/07                                        2,153
     5,000  Mesa City Project of 1987
            G.O. Bond (MBIA Insured),
            Prerefunded, 5.70%, 7/1/03                           5,410
     1,500  Tucson City IDA IDR Bond,
            Prerefunded, 6.25%, 11/15/03                         1,649
                                                            ----------
                                                                 9,766
                                                            ----------

            CALIFORNIA - 3.3%
     1,675  California State G.O. Bonds,
            6.10%, 11/1/01                                       1,793
            California State Public Works Board
            Lease Revenue Bond, Series A,
            Various University of California Projects
     2,700     5.60%, 10/1/01                                    2,835
     1,200     5.90%, 10/1/04                                    1,310
     1,000  Foothill/Eastern Transportation
            Corridor Agency Toll Road Senior
            Lien Revenue, Series A,
            0.00%, 1/1/05                                          720
     2,860  Los Angeles County COP, Correctional
            Facility Project (MBIA Insured),
            Prerefunded, 6.50%, 9/1/00                           3,081
                                                            ----------
                                                                 9,739
                                                            ----------

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            COLORADO - 4.4%
    $2,500  Arapahoe County School District
            No. 5 Cherry Creek G.O. Refunding
            Bond, Series A, 5.25%, 12/15/04                   $  2,628
            Denver City Metropolitan Major League
            Baseball Stadium District Sales
            TRB (FGIC Insured)
       310     4.15%, 10/1/00                                      312
     2,025     6.00%, 10/1/00                                    2,127
            Jefferson County Colorado School District
            No. R-001 G.O. Bond (FGIC Insured)
     1,000     Series B, 5.00%, 12/15/99                         1,020
     5,750     Series A, 6.00%, 12/15/05                         6,357
       610  Metropolitan Wastewater Reclamation
            District Gross Revenue Refunding Bond,
            Series B (MBIA Insured), 6.75%, 4/1/03                 680
                                                            ----------
                                                                13,124
                                                            ----------

            FLORIDA - 13.8%
            Broward County School District G.O.
            Bond
       380     6.75%, 2/15/00                                      397
     1,000     6.00%, 2/15/06                                    1,078
     3,195  Dade County Road G.O. Refunding Bond,
            5.00%, 7/1/10                                        3,327
     3,375  Dade County Water and Sewer System
            Revenue Bond (FGIC Insured),
            6.25%, 10/1/06                                       3,811
     1,750  Florida State Board of Education
            Capital Outlay Public Education G.O.
            Bond, 5.50%, 1/1/03                                  1,850
            Florida State Department of
            Environmental Protection Revenue Bond,
            PRSV 2000-A (AMBAC Insured)
     2,270     5.50%, 7/1/06                                     2,441
     3,000     5.50%, 7/1/07                                     3,217
     9,000  Inland Protection Financing Corp. S.O.
            Revenue Bond (FSA Insured),
            5.00%, 7/1/00                                        9,221
            Jacksonville Electric Authority Revenue
            Refunding Bond, St. John's River
            Power System
     1,530     Series 6-C, 6.40%, 10/1/00                        1,622
     3,000     6.00%, 10/1/04                                    3,299

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            FLORIDA - 13.8% (CONT'D.)
    $1,500  Jacksonville Electric Authority S.O.
            Revenue Refunding Bond, Series 6-C,
            St. John's River Power System,
            6.50%, 10/1/01                                    $  1,607
     3,610  Orlando City Utilities Commission
            Water and Electric Revenue Bond,
            Series A, Multi Modal, Mandatory Put,
            4.25%, 10/1/01                                       3,630
     5,000  Venice City Health Facilities Revenue
            Bonds, Venice Hospital, Inc. Project,
            Prerefunded, 6.00%, 12/1/04                          5,566
                                                            ----------
                                                                41,066
                                                            ----------

            GEORGIA - 8.8%
            Atlanta City Airport Facilities Revenue
            Refunding Bond (AMBAC Insured)
     1,200     5.50%, 1/1/01                                     1,246
     3,500     6.00%, 1/1/02                                     3,730
     2,500     6.00%, 1/1/04                                     2,720
            Clarke County School District
            G.O. Bond (FSA Insured)
     2,150     4.55%, 3/1/00                                     2,177
     2,000     4.75%, 3/1/02                                     2,045
     1,850  Cobb County School District G.O. Bond,
            5.00%, 2/1/03                                        1,919
     2,000  Cobb-Marietta Coliseum and Exhibition
            Hall Authority Revenue Bond
            (MBIA Insured),
            Prerefunded, 6.75%, 10/1/01                          2,207
       870  Gwinnett County Water and Sewer
            Authority Revenue Refunding and
            Improvement Bond, Escrowed to Maturity,
            8.20%, 8/1/99                                          921
            Municipal Electric Authority of Georgia
            General Resolution Project Revenue
            Bond (MBIA Insured)
     7,075     Series A, 5.00%, 1/1/00                           7,207
     1,000     Series B, 4.50%, 1/1/02                           1,031
     1,000     Series A, 6.00%, 1/1/07                           1,108
                                                            ----------
                                                                26,311
                                                            ----------

            ILLINOIS - 3.2%
     3,000  Chicago City G.O. Bond (AMBAC Insured),
            5.90%, 1/1/09                                        3,255

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            ILLINOIS - 3.2% (CONT'D.)
    $1,000  Chicago City Wastewater Transmission
            Revenue Bond (FGIC Insured),
            Prerefunded, 6.30%, 1/1/03                          $1,106
     2,805  Illinois Educational Facilities Authority
            Revenue MTN, Art Institute of Chicago,
            Mandatory Put, 4.65%, 3/1/05                         2,810
     1,750  Illinois Educational Facilities Authority
            Revenue Bond, Reserve 3, Mandatory
            Put, 4.75%, 3/1/07                                   1,765
       310  Illinois State Sales TRB, Series J,
            Prerefunded, 6.90%, 6/15/99                            328
       310  McLean County Public Building
            Commission Revenue Bond, Law and
            Justice Center Project, 7.10%, 11/1/00                 334
                                                            ----------
                                                                 9,598
                                                            ----------

            KANSAS - 0.6%
     1,700  Kansas City G.O. Refunding
            Bond, Series A (MBIA Insured),
            5.20%, 9/1/06                                        1,784
                                                            ----------

            KENTUCKY - 1.4%
     2,000  Kentucky State Property and Buildings
            Commission Revenue Refunding Bond,
            Project No. 59, 5.00%, 11/1/01                       2,059
     2,000  Kentucky State Turnpike
            Authority Economic Development Road
            Revenue Refunding Bond,
            Revitalization Project,
            5.50%, 1/1/01                                        2,072
                                                            ----------
                                                                 4,131
                                                            ----------

            MARYLAND - 2.8%
            Maryland State and Local Facilities
            G.O. Bond
     1,650     4.30%, 7/15/03                                    1,664
     6,840     4.125%, 2/15/04                                   6,813
                                                            ----------
                                                                 8,477
                                                            ----------

            MASSACHUSETTS - 4.8%
            Massachusetts State Health and
            Educational Facilities Authority Revenue
            Bond, Series A (MBIA Insured), Caregroup, Inc.
     2,385     5.00%, 7/1/05                                     2,465
     3,000     4.75%, 7/1/12                                     2,900


SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MASSACHUSETTS - 4.8% (CONT'D.)
    $2,625  Massachusetts State Municipal Wholesale
            Electric Company and Power Supply
            System Revenue Bond (AMBAC Insured),
            5.10%, 7/1/07                                     $  2,741
     2,500  Massachusetts State Water Reserve
            Authority General Revenue Bond, Series A,
            7.25%, 4/1/01                                        2,693
     1,115  Massachusetts State Water Reserve
            Authority General Revenue Bond, Series A
            (MBIA Insured) Prerefunded,
            6.00%, 8/1/04                                        1,232
     2,000  Massachusetts State Water Reserve
            Authority General Revenue Bond, Series A,
            Prerefunded, 6.50%, 7/15/02                          2,218
                                                            ----------
                                                                14,249
                                                            ----------

            MICHIGAN - 0.3%
       870  Lansing City Limited Tax Incremental
            Finance Authority G.O. Bond,
            Escrowed to Maturity,
            4.75%, 10/1/00                                         886
                                                            ----------

            MISSISSIPPI - 0.9%
       600  Mississippi State G.O. Bond, Series E,
            5.00%, 9/1/02                                          622
     2,000  Mississippi State G.O. Refunding Bond,
            6.05%, 8/15/03                                       2,178
                                                            ----------
                                                                 2,800
                                                            ----------

            NEBRASKA - 0.3%
     1,000  Nebraska State Public Power District
            Supply System Revenue Bond, Series B,
            4.80%, 1/1/03                                        1,023
                                                            ----------

            NEVADA - 0.4%
       150  Lake Tahoe PRSV Bond,
            Prerefunded, 7.20%, 8/1/98                             155
       620  Las Vegas - Clark County Library District
            G.O. Bond (FGIC Insured),
            4.00%, 2/1/01                                          619
       310  Nevada State Bank Municipal G.O. Bond,
            Project No. 3-C, Escrowed to Maturity,
            7.625%, 5/1/01                                         336
                                                            ----------
                                                                 1,110
                                                            ----------

See the Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            NEW HAMPSHIRE - 0.2%
   $   620  Manchester City G.O. Refunding Bond,
            Series B, 4.70%, 7/1/01                            $   632
                                                            ----------

            NEW JERSEY - 2.2%
     3,500  New Jersey State G.O. Bond, Series E,
            5.00%, 7/15/04                                       3,649
     2,750  New Jersey State Transportation Trust Fund
            Authority Transportation System Revenue
            Bond, Series A, 5.50%, 6/15/09                       2,957
                                                            ----------
                                                                 6,606
                                                            ----------

            NEW MEXICO - 0.6%
       610  Bernalillo County G.O. Bond,
            3.875%, 8/1/03                                         600
     1,000  Santa Fe City Revenue Bond,
            Series A (AMBAC Insured),
            Prerefunded, 6.30%, 6/1/04                           1,109
                                                            ----------
                                                                 1,709
                                                            ----------

            NEW YORK - 18.7%
     3,735  Middletown City School District G.O.
            Bond (FGIC Insured), 4.75%, 11/1/00                  3,814
     2,730  New York City G.O. Bond,
            Series C-1 (AMBAC Insured),
            Prerefunded, 6.40%, 8/1/02                           3,011
     2,000  New York City G.O. Bond,
            Series C-1 (MBIA Insured),
            Prerefunded, 6.375%, 8/1/02                          2,204
     8,405  New York City G.O. Bond, Series G,
            5.00%, 8/1/04                                        8,601
            New York City Municipal Assistance
            Corp. Revenue Bonds
     2,000     Series E, 5.50%, 7/1/00                           2,068
     2,500     Series G, 5.50%, 7/1/00                           2,585
     7,115     Series E, 4.70%, 7/1/02                           7,263
       555  New York City Transitional Financing
            Authority Future Tax Secured Revenue
            Bond, Series B, 4.75%, 11/15/14                        530
     3,500  New York State Dormitory Authority
            City University Revenue Refunding Bond,
            Series 2 (MBIA Insured), Prerefunded,
            6.75%, 7/1/04                                        4,034


                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            NEW YORK - 18.7% (CONT'D.)
            New York State Dormitory Authority
            State University Revenue Refunding
            Bond, Series A
    $2,500     5.40%, 5/15/02                                 $  2,608
     2,500     5.50%, 5/15/03                                    2,633
     1,000  New York State Dormitory Authority
            State University Revenue Refunding Bond,
            Series B, Prerefunded, 7.25%, 5/15/00                1,086
            New York State G.O. Refunding Bond
     2,500     Series B, 6.375%, 8/15/00                         2,637
     2,500     6.625%, 8/1/01                                    2,695
     1,000     Series C, 6.00%, 10/1/06                          1,104
     1,690  New York State Power Authority and
            General Purpose Revenue Bond, Series W,
            Escrowed to Maturity, 6.40%, 1/1/00                  1,762
     4,250  New York State Urban Development
            Corp. State Facilities Revenue Bond,
            Prerefunded, 7.50%, 4/1/01                           4,740
     2,500  New York State Urban Development
            Corp. Sub Lien Revenue Bond,
            5.50%, 7/1/16                                        2,561
                                                            ----------
                                                                55,936
                                                            ----------

            NORTH CAROLINA - 0.7%
     2,000  North Carolina State G.O. Bond,
            4.75%, 4/1/04                                        2,063
                                                            ----------

            OHIO - 0.3%
     1,000  Ohio State Highway G.O. Bond, Series S,
            4.50%, 5/15/03                                       1,016
                                                            ----------

            OKLAHOMA - 1.0%
     2,850  Grand River Dam Authority Revenue
            Refunding Bond (MBIA Insured),
            5.70%, 6/1/05                                        3,080
                                                            ----------

            OREGON - 0.5%
       540  Clackamas and Washington Counties
            School District No. 003 G.O. Bond,
            7.00%, 8/1/02                                          600
       850  Washington County School District
            No. 48J G.O. Refunding Bond, Series B,
            4.10%, 9/1/02                                          851
                                                            ----------
                                                                 1,451
                                                            ----------

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            PENNSYLVANIA - 2.1%
    $2,200  Philadelphia City Hospitals and Higher
            Educational Facilities Revenue Bond,
            Series A (FGIC Insured),
            Prerefunded, 6.50%, 2/15/02                         $2,418
     3,300  Philadelphia City Intergovernmental
            Funding Special TRB (FGIC Insured),
            Prerefunded, 6.75%, 6/15/05                          3,787
                                                            ----------
                                                                 6,205
                                                            ----------

            PUERTO RICO - 1.4%
     4,000  Puerto Rico Commonwealth Public
            Improvement G.O. Refunding Bond,
            5.00%, 7/1/05                                        4,132
                                                            ----------

            SOUTH CAROLINA - 2.6%
     3,500  Columbia Waterworks and Sewer System
            Capital Appreciation Revenue Bond,
            0.00%, 2/1/03                                        2,855
            South Carolina State Public Service
            Authority Revenue Refunding Bond,
            Series B (FGIC Insured)
     2,650     6.50%, 1/1/04                                     2,941
     1,700     6.50%, 1/1/05                                     1,905
                                                            ----------
                                                                 7,701
                                                            ----------

            TENNESSEE - 1.4%
     2,000  Memphis City Electric System Revenue
            Refunding Bond, 5.80%, 1/1/03                        2,135
     1,870  Nashville and Davidson Counties
            Metropolitan Government G.O. Bond,
            4.50%, 5/15/02                                       1,898
                                                            ----------
                                                                 4,033
                                                            ----------
            TEXAS - 6.3%
     2,570  Carrollton Farmers Branch Independent
            School District G.O. Bond (PSF Gtd.),
            5.00%, 2/15/10                                       2,612
     2,000  El Paso City Independent School District
            Capital Appreciation G.O. Bond
            (PSF Gtd.), 0.00%, 2/15/02                           1,693
     7,450  Harris County Revenue Refunding
            Senior Sub Lien Toll Road Bond
            (AMBAC Insured), 4.95%, 8/15/06                      7,723

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            TEXAS - 6.3% (CONT'D.)
    $1,340  Harris County Revenue Refunding
            Sub Lien Toll Road Bond (MBIA Insured),
            0.00%, 8/15/99                                    $  1,271
            San Antonio City Electric and Gas
            Revenue Refunding Bond
     5,000     5.25%, 2/1/01                                     5,156
       165     7.00%, 2/1/01                                       172
       145  San Antonio City Electric and Gas
            Revenue Refunding Bond, Series A,
            Prerefunded, 7.00%, 2/1/99                             151
                                                            ----------
                                                                18,778
                                                            ----------

            UTAH - 2.1%
     1,740  Jordan School District G.O. Bond,
            5.00%, 6/15/04                                       1,811
     4,125  Utah State G.O. Bond, Series F,
            5.50%, 7/1/04                                        4,419
                                                            ----------
                                                                 6,230
                                                            ----------

            VIRGINIA - 1.8%
     2,000  Portsmouth City G.O. Refunding Bond
            (FGIC Insured), 4.40%, 8/1/04                        2,012
     3,230  Virginia State G.O. Bond,
            5.375%, 6/1/05                                       3,446
                                                            ----------
                                                                 5,458
                                                            ----------

            WASHINGTON - 2.7%
       560  King County G.O. Bond, Series A,
            Prerefunded, 6.90%, 12/1/00                            600
       550  Kitsap County School District
            No. 401 G.O. Bond, Series A,
            6.05%, 12/1/00                                         579
       310  Pierce County School District
            No. 003 Puyallup G.O. Bond, Series A,
            7.75%, 12/1/01                                         347
       310  Pierce Fife County School District
            No. 417 G.O. Bond, Series A,
            7.85%, 12/1/01                                         348
       450  Seattle City Limited Tax G.O. Bond,
            7.00%, 3/1/01                                          486
       500  Snohomish County School District
            No. 015 Edmonds G.O. Bond,
            7.00%, 12/1/01                                         547

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            WASHINGTON - 2.7% (CONT'D.)
  $  5,000  Washington State Public Power Supply
            System Nuclear Project No. 2 Revenue
            Bond, Series A, 5.00%, 7/1/03                   $    5,139
                                                            ----------
                                                                 8,046
                                                            ----------

            Total Municipal Investments
            (cost $278,783)                                    286,060
                                                            ----------

NUMBER
OF SHARES
(000S)
----------

            SHORT-TERM INVESTMENTS - 3.6%

       116  AIM Tax Free Cash Reserve Fund                         116
    10,760  Provident Municipal Fund                            10,760
                                                            ----------

            Total Short-Term Investments
            (cost $10,876)                                      10,876
                                                            ----------

            Total Investments - 99.5%
            (cost $289,659)                                    296,936

            Other Assets less Liabilities - 0.5%                 1,593
                                                            ----------

            NET ASSETS - 100.0%                               $298,529
                                                             =========

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

FLORIDA INTERMEDIATE TAX-EXEMPT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MUNICIPAL INVESTMENTS - 95.0%

            FLORIDA - 95.0%
   $   185  Bay County Public Improvement
            Revenue Bond, Series 1996 A
            (FSA Insured), 5.00%, 10/1/04                      $   193
       200  Broward County School District G.O.
            Bond, Series 1988, 7.00%, 2/15/99                      204
       100  Charlotte County Utility Systems
            Revenue Bond, Series 1994
            (FGIC Insured), 5.50%, 10/1/00                         104
     1,000  Dade County Educational Facilities
            Revenue Bond, Series A (MBIA Insured),
            5.13%, 4/1/07                                        1,039
     1,695  Dade County G.O. Bond (FGIC Insured),
            5.13%, 11/1/17                                       1,692
       225  Dade County Public Service Tax Revenue
            Refunding Bond (FSA Insured),
            5.00%, 10/1/01                                         232
       500  Dade County Sales TRB (AMBAC Insured),
            6.00%, 10/1/01                                         532
     2,000  Dade County School District G.O.
            Bond, Series 1996 (MBIA Insured),
            5.20%, 2/15/11                                       2,028
       400  Dade County Seaport Revenue
            Refunding Bond (MBIA Insured),
            6.50%, 10/1/10                                         469
       700  Dade County Water and Sewer System
            Revenue Bond (FGIC Insured),
            5.00%, 10/1/00                                         718
       150  Duval County School District G.O.
            Bond, Series 1992 (AMBAC Insured),
            6.13%, 8/1/04                                          163
       920  Florida State Board of Education
            Capital Outlay Revenue Bond,
            Series 1989 A,
            Prerefunded, 7.25%, 6/1/00                           1,000
            Florida State Board of Education Capital
            Outlay Revenue Bond
       100     Series 1992 B, 5.30%, 6/1/03                        105
     1,475     Series 1996 A, 4.80%, 1/1/10                      1,482
     1,000  Florida State Board of Education
            Capital Outlay Revenue Bond,
            Escrowed to Maturity,
            Series 1987 C, 6.00%, 5/1/03                         1,064

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            FLORIDA - 95.0% (CONT'D.)
   $   500  Florida State Department of
            Transportation Right of Way Revenue
            Refunding Bond, 6.00%, 7/1/04                      $   548
            Florida State Finance Department
            General Services Revenue Bond
     1,250     Series A (FSA Insured), 5.50%, 7/1/09             1,353
       750     Series A (MBIA Insured), 5.25%, 7/1/10              781
       200  Florida State Municipal Power Agency
            Revenue Bond, Power Supply Project
            (AMBAC Insured), Prerefunded,
            6.25%, 10/1/01                                         218
       350  Florida State Municipal Power Agency
            Revenue Bond, St. Lucie Project
            (FGIC Insured), 5.40%, 10/1/05                         371
       250  Florida State Sunshine Skyway
            Revenue Refunding Bond, Series 1991,
            6.40%, 7/1/04                                          268
       300  Gainesville City Utility Systems
            Revenue Refunding Bond,
            Series 1996 A, 5.75%, 10/1/05                          327
       500  Hillsborough County Aviation Authority
            Revenue Bond (FGIC Insured),
            6.60%, 10/1/03                                         529
       500  Inland Protection Financing Corp. S.O.
            Revenue Bond (FSA Insured),
            5.00%, 7/1/00                                          512
       500  Jacksonville City Health Facilities Authority
            Revenue Bond, Series A (MBIA Insured),
            Charity Obligation Group Project,
            5.00%, 8/15/11                                         507
       450  Kissimmee City Suburban Water
            and Sewer System Revenue Refunding
            Bond (AMBAC Insured), 5.75%, 10/1/01                   475
       100  Kissimmee City Utility Authority
            Electric System Revenue Refunding
            Bond, Series 1991 (FGIC Insured),
            Prerefunded, 6.50%, 10/1/01                            110
       370  Lee County Refunding Bond, Series A
            (MBIA Insured), 5.75%, 10/1/11                         409
       500  Manatee County Public Utilities Revenue
            Bond (MBIA Insured), Series 1991 A,
            Prerefunded, 6.75%, 10/1/01                            552
     1,000  Manatee County School Board COP,
            Series A, 4.85%, 7/1/12                                991

SCHEDULES OF INVESTMENTS MARCH 31, 1998

FLORIDA INTERMEDIATE TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            FLORIDA - 95.0% (CONT'D.)
   $   100  Miami City G.O. Bond, Series 1992
            (FGIC Insured), 5.90%, 12/1/07                   $     111
     1,000  Miami - Dade County S.O. Revenue
            Bond, Series A (MBIA Insured),
            0.00%, 10/1/14                                         426
       200  Orange County Tourist Development
            Tax Revenue Bond, Series 1992 B
            (AMBAC Insured), 5.90%, 10/1/00                        210
       100  Orlando City Utilities Commission
            Water and Electric Revenue Refunding
            Bond, Series 1992, 5.75%, 10/1/05                      109
     1,000  Osceola County Capital Improvements
            Revenue Refunding Bond
            (MBIA Insured), 4.00%, 9/1/01                        1,000
       490  Polk County Constitutional Fuel Tax
            Revenue Bond (FGIC Insured),
            4.90%, 12/1/08                                         506
       900  Polk County Utility System Revenue
            Refunding Bond (FGIC Insured),
            5.00%, 10/1/10                                         920
       250  Reedy Creek Improvement District
            Refunding Bond, Series 1991 A,
            6.00%, 6/1/02                                          266
       400  Santa Rosa Bay Bridge Authority
            Capital Appreciation Bond,
            Series 1996 A, 0.00%, 7/1/06                           266
       200  Sunrise City Utility Systems Revenue
            Bond, Series 1996 A (AMBAC Insured),
            0.00%, 10/1/01                                         173
       750  Tampa City Sports Authority Revenue
            Bond, Stadium Project (MBIA Insured),
            6.00%, 1/1/06                                          829
       250  Venice City Health Facilities Revenue
            Bond, Venice Hospital, Inc. Project,
            Prerefunded, 6.00%, 12/1/04                            278
                                                            ----------

            Total Municipal Investments
            (cost $23,616)                                      24,070
                                                            ----------

NUMBER
OF SHARES                                                        VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            SHORT-TERM INVESTMENT - 3.7%

       930  Federated Tax Free Trust Money
            Market Fund #15
            (cost $930)                                      $     930
                                                            ----------

            Total Investments - 98.7%
            (cost $24,546)                                      25,000

            Other Assets less Liabilities - 1.3%                   329
                                                            ----------

            NET ASSETS - 100.0%                                $25,329
                                                            ==========

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

FIXED INCOME FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

ASSET BACKED SECURITIES - 16.2%

   $   853  ALPS Ltd., Series 1994-1 A-2,
            7.15%, 9/15/04                                   $     855
     5,000  Banc One Credit Card Master Trust,
            7.80%, 12/15/00                                      5,050
     1,125  Chevy Chase Auto Receivables Trust,
            Series 1997-2, Class A,
            6.35%, 1/15/04                                       1,131
     2,820  Contimortgage Net Interest Margin Notes,
            Series 1998-A, Class A,
            7.92%, 3/16/28<F2>                                   2,812
         -  Delta Funding Mortgage Corp., I.O.,
            Series 1991-1, Class A-4,
            3.24%, 3/15/06<F2>                                       7
       164  DLJ Mortgage Acceptance Corp.,
            7.25%, 5/25/24                                         166
     2,601  IMC Excess Cashflow Securities Trust,
            Series 1997-A, Class A,
            7.41%, 11/26/28<F2>                                  2,589
     1,044  Olympic Automobile Receivables,
            7.875%, 7/15/01                                      1,057
     1,974  PNC Mortgage Securities Corp.,
            8.09%, 4/28/27<F2>                                   2,039
     3,217  Residential Asset Securitization Trust,
            Series 1997-A8 C, Class A3,
            7.00%, 10/25/27                                      3,234
     2,878  Residential Funding Mortgage Securities I,
            P.O., Series 1997-S17, Class A2,
            23.99%, 9/25/27                                      2,306
     1,135  The Money Store Trust,
            Series 1997-1,
            7.36%, 5/16/01<F2>                                   1,136
     4,575  TMS Auto Grantor Trust,
            Series 1997-3, Class A2,
            6.12%, 12/20/03                                      4,583
            Western Financial Grantor Trust
       422     Series 1994-4, Class A-1, 7.10%, 1/1/00             426
     2,034     Series 1995-4, Class A-1, 6.20%, 2/1/02           2,038
                                                            ----------

            Total Asset Backed Securities
            (cost $20,319)                                      29,429
                                                            ----------

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CORPORATE/GOVERNMENT BONDS
            AND NOTES - 23.9%

            BROKERAGE SERVICES - 2.3%
            Lehman Brothers Holdings, MTN
    $2,650     7.375%, 5/15/00                                $  2,777
     1,350     6.90%, 1/29/01                                    1,372
                                                            ----------
                                                                 4,149
                                                            ----------

            COMMUNICATIONS - 0.6%
       880  New Jersey Bell Telephone Co.,
            7.85%, 11/15/29                                      1,032
                                                            ----------

            FINANCIAL SERVICES - 1.0%
     1,800  Greyhound Financial Corp.,
            8.50%, 5/1/98                                        1,803
                                                            ----------

            FOREIGN GOVERNMENT BONDS - 4.2%
     2,905  Nova Scotia, Province of Canada,
            8.25%, 11/15/19                                      3,424
     3,675  Quebec, Province of Canada,
            7.22%, 7/22/36                                       4,130
                                                            ----------
                                                                 7,554
                                                            ----------

            INDUSTRIAL INSTRUMENTS - 7.8%
     3,900  Grand Metropolitan Investment Corp.,
            7.45%, 4/15/35                                       4,376
     4,540  Penney (J.C.) & Co., Inc.,
            6.90%, 8/15/26                                       4,723
     5,000  WMX Technologies, Inc.,
            7.10%, 8/1/26                                        5,171
                                                            ----------
                                                                14,270
                                                            ----------

            INSURANCE SERVICES - 6.0%
     2,900  Anthem Insurance, Inc.,
            9.00%, 4/1/27<F2>                                    3,192
            Lumberman's Mutual Casualty Co.
     2,370     9.15%, 7/1/26<F2>                                 2,740
       805     8.30%, 12/1/37<F2>                                  855
     3,750  Prudential Insurance,
            8.30%, 7/1/25<F2>                                    4,185
                                                            ----------
                                                                10,972
                                                            ----------

SCHEDULES OF INVESTMENTS MARCH 31, 1998

FIXED INCOME FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            PETROLEUM PRODUCTS - 2.0%
  $     37  Chevron Capital U.S.A.,
            9.75%, 7/15/17                                  $       39
     3,450  Petrozuata Finance, Inc.,
            8.22%, 4/1/17<F2>                                    3,556
                                                            ----------
                                                                 3,595
                                                            ----------

            PRINTING AND PUBLISHING - 0.0%
        19  Berkshire Hathaway, Inc.,
            9.75%, 1/15/18                                          20
                                                            ----------
            Total Corporate/Government Bonds
            and Notes
            (cost $50,107)                                      43,395
                                                            ----------
            U.S. GOVERNMENT AGENCIES - 1.4%

            COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
            FHLMC - 0.8%
       266     Series 1248, Class B,
               7.00%, 3/15/22                                      269
       440     Series 1591, Class FH,
               7.00%, 9/15/22                                      445
       810     Series 1591, Class SH,
               5.03%, 9/15/22                                      700
                                                            ----------
                                                                 1,414
                                                            ----------

            FNMA REMIC Trusts - 0.6%
        30     Series 1991-127, Class SA,
               12.30%, 9/25/98                                      30
        51     Series 1989-15, Class D,
               10.00%, 9/25/18                                      51
         -     Series 1997-20, I.O.,
               5.64%, 3/25/27                                      949
                                                            ----------
                                                                 1,030
                                                            ----------

            MORTGAGE BACKED SECURITIES - 0.0%
         1  FHLMC, 6.50%, 6/1/04                                     1
         1  GNMA, 11.50%, 3/15/99                                    1
                                                            ----------
                                                                     2
                                                            ----------

            Total U.S. Government Agencies
            (cost $2,570)                                        2,446
                                                            ----------

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            U.S. GOVERNMENT OBLIGATIONS - 47.7%

            U.S. TREASURY BONDS
   $16,970  6.625%, 7/31/01                                  $  17,461
    41,910  7.50%, 2/15/05                                      46,081
    20,420  7.125%, 2/15/23                                     23,304
                                                            ----------

            Total U.S. Government Obligations
            (cost $84,397)                                      86,846
                                                            ----------

            FLOATING RATE BANK NOTES - 4.7%
            Hong Kong and Shanghai Bank
     1,450     Series 2H, 5.94%, 6/17/98                         1,188
     1,600     Series 1H, 6.00%, 8/26/98                         1,318
     2,800  Lloyds Bank PLC, 6.19%, 6/15/98                      2,490
     4,150  National Westminster Bank,
            5.81%, 5/28/98                                       3,628
                                                            ----------

            Total Floating Rate Bank Notes
            (cost $8,404)                                        8,624
                                                            ----------

            SHORT-TERM INVESTMENTS - 4.9%

     7,244  Banque Paribas, Grand Cayman,
            6.125%, 4/1/98                                       7,244
     1,745  FHLB Discount Note,
            5.90%, 4/1/98                                        1,745
                                                            ----------

            Total Short-Term Investments
            (cost $8,989)                                        8,989
                                                            ----------

            Total Investments - 98.8%
            (cost $174,786)                                    179,729

            Other Assets less Liabilities - 1.2%                 2,188
                                                            ----------

            NET ASSETS - 100.0%                               $181,917
                                                            ==========
<F2> These private placement securities may require registration under the
     Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. At March 31, 1998, the value of these securities amounted to approximately $23,111,000 or 12.7% of net assets.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

TAX-EXEMPT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MUNICIPAL INVESTMENTS - 101.1%

            ALABAMA - 1.2%
    $2,000  Jefferson County Sewer Revenue
            Refunding Bond, Series A (FGIC Insured),
            5.625%, 2/1/22                                      $2,086
                                                            ----------

            ARIZONA - 4.1%
       320  Cochise County School District No. 68,
            Sierra Vista G.O. Bond (FGIC Insured),
            9.00%, 7/1/03                                          391
     1,500  Maricopa County School District No. 11,
            Peoria Unified Project 1991 G.O. Bond,
            5.50%, 7/1/10                                        1,578
     3,000  Maricopa County School District No. 41,
            Gilbert G.O. Bond, 6.25%, 7/1/15                     3,250
     1,260  Maricopa County School District No. 69,
            Paradise Valley G.O. Bond, Series 1991 B,
            8.50%, 7/1/06                                        1,609
                                                            ----------
                                                                 6,828
                                                            ----------

            CALIFORNIA - 10.8%
     2,000  California State Refunding Bond,
            5.00%, 2/1/14                                        1,993
     2,250  California State Health Facility Financing
            Authority Revenue Bond, Series 1997 A
            (MBIA Insured), 5.00%, 8/15/37                       2,160
            California State Public Works
            Revenue Bond
     1,150     Series 1991 A-Calpatria,
               6.10%, 9/1/02                                     1,241
     4,000     Series 1993 E-Madera,
               5.50%, 6/1/15                                     4,238
        90  Fresno City Sewer System Revenue
            Bond, Series 1993 A-1 (AMBAC Insured),
            4.75%, 9/1/21                                           87
     2,760  Los Angeles City Convention and
            Exhibition Center Project Bond,
            Prerefunded, 9.00%, 12/1/05                          3,606
     1,000  Los Angeles County Metropolitan
            Transportation Authority Sales TRB,
            Series B (AMBAC Insured),
            4.75%, 7/1/18                                          947
     1,500  Los Angeles County Public Works
            Financing Authority Regional Park
            and Space Revenue Bond,
            4.50%, 10/1/05                                       1,513

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CALIFORNIA - 10.8% (CONT'D.)
    $2,000  Metropolitan Water District of Southern
            California Revenue Refunding Bond,
            Series A, 5.00%, 7/1/37                           $  1,927
       230  Walnut Valley Unified School District
            G.O. Bond, Series 1991 A (MBIA Insured),
            Escrowed to Maturity, 6.00%, 8/1/13                    261
                                                            ----------
                                                                17,973
                                                            ----------

            CONNECTICUT - 0.3%
       460  Connecticut State Transportation
            Infrastructure Special TRB, Series 1990 A,
            7.125%, 6/1/10                                         564
                                                            ----------

            FLORIDA - 5.0%
     3,670  Broward County G.O. Bond,
            10.00%, 7/1/14                                       5,613
       480  Florida State Board of Education Capital
            Outlay G.O. Bond, Series 1985,
            9.125%, 6/1/14                                         686
     1,750  Orlando City Utilities Commission
            Water and Electric Revenue Bond,
            Series 1989 D, 6.75%, 10/1/17                        2,129
                                                            ----------
                                                                 8,428
                                                            ----------

            GEORGIA - 2.2%
     2,300  Georgia State Municipal Electric
            Authority Power Revenue Bond,
            Series 1992 B (FGIC Insured),
            6.375%, 1/1/16                                       2,665
     1,120  Gwinnett County School District
            G.O. Bond, Series 1993,
            4.00%, 2/1/12                                        1,018
                                                            ----------
                                                                 3,683
                                                            ----------

            ILLINOIS - 11.7%
            Chicago City G.O. Bond, Series 1993 B
            (AMBAC Insured)
     1,835     5.125%, 1/1/15                                    1,871
     4,610     5.125%, 1/1/22                                    4,628
            Chicago City O'Hare Airport Revenue
            Bond FRN (Royal Bank of Canada LOC)
     3,000     Series 1983 C, 3.80%, 4/1/98                      3,000
     1,100     Series 1983 D, 3.80%, 4/1/98                      1,100
     1,480  Chicago City Water Revenue Refunding
            Bond, Series 1993 (FGIC Insured),
            4.125%, 11/1/13                                      1,363

SCHEDULES OF INVESTMENTS MARCH 31, 1998

TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            ILLINOIS - 11.7% (CONT'D.)
    $1,000  Illinois State Development Financing
            Authority PCR Refunding Bond
            (MBIA Insured), 5.40%, 3/1/28                     $  1,003
     2,000  Illinois State Educational Facilities
            Authority Revenue Bond,
            Series 1991, Loyola University,
            Prerefunded, 7.125%, 7/1/01                          2,211
     1,150  Illinois State G.O. Refunding Bond,
            Series 1994, 4.60%, 12/1/05                          1,164
     3,400  Illinois State Health Facilities
            Authority Revenue Bond, Series A
            (MBIA Insured), Loyola University,
            5.00%, 7/1/24                                        3,251
                                                            ----------
                                                                19,591
                                                            ----------

            INDIANA - 6.6%
       970  Hamilton County Public Building
            Corporation First Mortgage Bond,
            7.25%, 8/1/13                                        1,226
       420  Indiana State Municipal Power
            Agency Revenue Bond, Series 1993 B
            (MBIA Insured), 6.00%, 1/1/12                          470
     1,290  Indiana State Office Building
            Capital Complex Revenue Bond,
            Series 1990 B (MBIA Insured),
            7.40%, 7/1/15                                        1,654
     3,305  Indiana State Transportation Authority
            Airport Finance Lease Revenue Bond,
            Series 1995 A, 5.50%, 11/1/12                        3,381
            Indianapolis City Gas Revenue
            Bond, Series 1986 B (FGIC Insured)
       400     5.00%, 6/1/06                                       413
       910     4.00%, 6/1/08                                       873
       970     3.50%, 6/1/18                                       783
     2,000  Marion County Convention and
            Recreational Facility Authority Excise TRB,
            Series A (AMBAC Insured),
            7.00%, 6/1/21                                        2,187
                                                            ----------
                                                                10,987
                                                            ----------

            MASSACHUSETTS - 1.8%
     2,100  Massachusetts Bay Transportation
            Authority General System Refunding
            Bond, Series C, 5.00%, 3/1/24                        2,020


See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            MASSACHUSETTS - 1.8% (CONT'D.)
    $1,000  Massachusetts State Health and
            Educational Facilities Authority
            Revenue Refunding Bond, Series A
            (MBIA Insured), 5.00%, 7/1/04                       $1,035
                                                            ----------
                                                                 3,055
                                                            ----------

            MICHIGAN - 2.3%
     4,000  Michigan State Hospital Finance
            Authority Revenue Bond, Series A,
            Oakwood, 5.00%, 8/15/31                              3,789
                                                            ----------

            MONTANA - 2.4%
     3,780  Montana State Health Facilities Authority
            Revenue Bond, Sisters of Charity
            (MBIA Insured), 5.00%, 12/1/13                       3,759
       190  University of Montana Higher Education
            Revenue Bond, Series A (MBIA Insured),
            4.50%, 11/15/15                                        176
                                                            ----------
                                                                 3,935
                                                            ----------

            NEVADA - 3.0%
     1,000  Carson City School District G.O.
            Refunding Bond, Series 1993
            (AMBAC Insured), 4.50%, 4/1/11                         962
     1,150  Clark County Sanitation District
            G.O. Bond, Series A (AMBAC Insured),
            Prerefunded, 6.60%, 7/1/02                           1,268
       580  Nevada State G.O. Refunding
            Bond, Project 20-23A, Escrowed to
            Maturity (Colld. by U.S. Government
            Securities), 7.20%, 7/1/06                             607
     2,000  Washoe County Airport Authority
            Revenue Bond, Series A (MBIA Insured),
            5.70%, 7/1/26                                        2,098
                                                            ----------
                                                                 4,935
                                                            ----------

            NEW YORK - 18.9%
     5,000  New York City Municipal Water
            Financing Authority Water and Sewer
            System Refunding Revenue Bond,
            Series A (MBIA Insured),
            5.50%, 6/15/23                                       5,116
                                                            ----------

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            NEW YORK - 18.9% (CONT'D.)
    $1,500  New York City Municipal Water
            Financing Authority Water and Sewer
            System Revenue Bond, Series C
            (AMBAC Insured), Prerefunded,
            6.20%, 6/15/02                                    $  1,639
     1,500  New York City Transitional Financing
            Authority Revenue Future Tax Secured
            Bond, Series B, 4.75%, 11/15/18                      1,403
     5,500  New York State Power Authority Revenue
            Refunding Bond, 5.00%, 2/15/04                       5,695
            New York State G.O. Refunding Bond
     1,000     Series D, 5.00%, 8/1/02                           1,025
     1,000     Series D, 5.75%, 8/1/07                           1,074
     3,000     Series G, 5.00%, 8/1/15                           2,902
     3,000     Series G, 5.00%, 8/1/18                           2,881
     8,000  New York State Urban Development Corp.
            Refunding Bond (Colld. by HUD 236),
            5.50%, 7/1/16                                        7,971
     1,720  Triborough Bridge and Tunnel Authority
            Revenue Bond, 6.00%, 1/1/12                          1,928
                                                            ----------
                                                                31,634
                                                            ----------

            NORTH CAROLINA - 5.4%
     1,000  Charlotte-Mecklenberg Hospital Authority
            Health Care System Revenue Bond,
            Series 1997 A, 5.125%, 1/15/22                         979
       610  North Carolina State Eastern Municipal
            Power Agency Revenue Refunding Bond,
            Series 1991 A, Escrowed to Maturity,
            6.50%, 1/1/18                                          728
     3,850  North Carolina State Eastern Municipal
            Power Agency Revenue Refunding Bond,
            Series 1993B, 7.00%, 1/1/08                          4,445
     3,000  North Carolina State Medical Care
            Community Hospital Revenue Bond,
            5.00%, 6/1/23                                        2,900
                                                            ----------
                                                                 9,052
                                                            ----------

            OKLAHOMA - 0.9%
     1,380  McGee Creek Water Authority Revenue
            Bond, Series 1992 (MBIA Insured),
            6.00%, 1/1/13                                        1,547
                                                            ----------

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            OREGON - 0.2%
   $   230  Oregon State G.O. Bond, Series 66,
            10.50%, 6/1/02                                     $   285
                                                            ----------

            PENNSYLVANIA - 3.1%
     5,000  Pennsylvania State G.O. Bond, Series 1,
            5.00%, 3/1/05                                        5,186
                                                            ----------

            SOUTH CAROLINA - 4.9%
     5,000  Piedmont Municipal Power Agency
            Electric Revenue Bond, Series 1996 A,
            6.55%, 1/1/16                                        5,006
     3,225  South Carolina State Public Service
            Authority Revenue Refunding Bond,
            Series A (MBIA Insured), 5.00%, 1/1/19               3,147
                                                            ----------
                                                                 8,153
                                                            ----------

            TENNESSEE - 2.1%
     2,250  Nashville and Davidson County Health and
            Educational Facilities Board Revenue
            Refunding Bond, Baptist Hospital, Inc.,
            Series A (MBIA Insured),
            4.875%, 11/1/28                                      2,116
     1,500  Nashville and Davidson County
            Metropolitan Revenue Refunding Bond
            (FGIC Insured), 4.75%, 1/1/22                        1,405
                                                            ----------
                                                                 3,521
                                                            ----------

            TEXAS - 7.6%
       600  Austin City Utilities System
            Revenue Bond, Series 1986 C,
            Prerefunded, 7.30%, 11/15/01                           664
     1,030  Coastal Industrial Water Authority
            Revenue Bond, Escrowed to Maturity
            (Colld. by U.S. Government Securities),
            6.375%, 12/15/07                                     1,093
     1,030  Colorado River Municipal Water District
            Revenue Bond, Prerefunded,
            9.50%, 1/1/01                                        1,171
     2,000  Fort Worth Higher Educational Financial
            Corp. Revenue Bond, Texas Christian
            University Project, 5.00%, 3/15/27                   1,926
     2,800  Harris County Health Facility Development
            Corp. Revenue Refunding FRN,
            Series 1994, Methodist Hospital,
            3.80%, 4/1/98                                        2,800

SCHEDULES OF INVESTMENTS MARCH 31, 1998

TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            TEXAS - 7.6% (CONT'D.)
    $5,000  Texas State Transportation Revenue
            Bond, Series 1997 A,
            4.75%, 8/31/98                                   $   5,022
                                                            ----------
                                                                12,676
                                                            ----------

            VIRGINIA - 1.0%
     1,750  Fairfax County IDA Health Care
            Revenue Refunding Bond, Series A,
            5.00%, 8/15/18                                       1,702
                                                            ----------

            WASHINGTON - 5.6%
     1,500  Washington State G.O. Bond, Series A,
            Prerefunded, 6.375%, 2/1/02                          1,628
       690  Washington State G.O. Bond,
            Series 1990 A, 6.75%, 2/1/10                           818
     4,000  Washington State Public Power
            Supply System Revenue Refunding Bond,
            Series A, Project II,
            Prerefunded, 7.625%, 7/1/00                          4,384
            Washington State Public Power
            Supply System Revenue Refunding Bond,
            Series A
     1,150     5.00%, 7/1/10                                     1,148
     1,500     5.125%, 7/1/18                                    1,466
                                                            ----------
                                                                 9,444
                                                            ----------

            Total Municipal Investments
            (cost $162,204)                                    169,054
                                                            ----------

See Notes to the Financial Statements.

NUMBER
OF SHARES                                                        VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 2.1%

       868  AIM Tax Free Cash Reserve Fund                  $      868
     2,655  Provident Municipal Fund                             2,655
                                                            ----------

            Total Short-Term Investments
            (cost $3,523)                                        3,523
                                                            ----------

            Total Investments - 103.2%
            (cost $165,727)                                    172,577

            Liabilities less Other Assets - (3.2)%             (5,357)
                                                            ----------

            NET ASSETS - 100.0%                               $167,220
                                                             =========

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

CALIFORNIA TAX-EXEMPT FUND

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

MUNICIPAL INVESTMENTS - 97.9%

            CALIFORNIA - 93.0%
   $   250  Anaheim PFA Tax Allocation Revenue
            Bond, Series A, Redevelopment Project
            (MBIA Insured), 5.25%, 2/1/18                      $   253
     1,000  California State Department of
            Transportation Refunding COP, Series A
            (MBIA Insured), 5.25%, 3/1/16                        1,012
       750  California State Department of Water
            Resources Revenue Bond, Series O,
            CVP Water Systems, 4.75%, 12/1/16                      718
            California State G.O. Bond
     1,360     6.70%, 5/1/00                                     1,439
       150     6.60%, 2/1/10                                       177
     1,000  California State Health Facility Financing
            Authority Revenue Bond, Catholic
            HealthCare West (MBIA Insured),
            5.00%, 7/1/17                                          982
     1,500  California State Health Facility Financing
            Authority Revenue Bond, Series B (AMBAC
            Insured), UCSF-Stanford Health Care,
            5.00%, 11/15/10                                      1,534
            California State Health Facility Financing
            Authority Revenue Bond, Sutter Health
            (FSA Insured)
       500     Series C, 5.00%, 8/15/17                            489
     1,000     Series A, 5.00%, 8/15/37                            960
     1,000  California State Public Works Board Lease
            Revenue Refunding Bond, Series B,
            California Community College (AMBAC
            Insured), 5.625%, 3/1/16                             1,049
       600  California State RAN,
            4.50%, 6/30/98                                         602
       100  California Statewide Communities
            Development Authority Solid Waste
            Facilities Revenue FRN, Chevron USA, Inc.
            Project, 3.85%, 4/16/98                                100
       400  Dry Creek Joint Elementary School
            District G.O. Bond, Series A (FSA Insured),
            0.00%, 8/1/09                                          236
       200  East Bay Municipal Utility District Water
            System Revenue Refunding Bond
            (FGIC Insured), 5.00%, 6/1/14                          200
       150  Escondido Unified High School District
            G.O. Bond (MBIA Insured),
            5.60%, 11/1/09                                         163

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CALIFORNIA - 93.0% (CONT'D.)
   $   515  Fillmore Unified School District
            G.O. Bond, Series A (FGIC Insured),
            0.00%, 7/1/10                                      $   287
       200  Folsom School Facilities
            G.O. Bond, Series D (FGIC Insured),
            5.70%, 8/1/13                                          216
       295  Fontana Unified School District
            G.O. Bond, Series D (FGIC Insured),
            0.00%, 5/1/02                                          273
       375  Foothill/Eastern Transportation Corridor
            Agency Toll Road Senior Lien Revenue
            Bond, Series A, 0.00%, 1/1/05                          270
     1,000  Galt Schools Joint Powers Authority
            Revenue Refunding Bond, Series A,
            High School and Elementary School
            Projects (MBIA Insured), 5.75%, 11/1/16              1,076
       200  Imperial Irrigation District Refunding
            COP, Electricity System Project
            (MBIA Insured), 5.20%, 11/1/09                         212
       200  Lemoore Unified High School District G.O.
            Bond (AMBAC Insured), 6.00%, 1/1/12                    225
       200  Los Angeles City Department of Water and
            Power Electricity Plant Revenue Refunding
            Bond (FGIC Insured), 4.75%, 8/15/17                    190
       405  Los Angeles City Department of Water and
            Power Waterworks Revenue Refunding
            Bond (FGIC Insured), 4.50%, 5/15/14                    380
        40  Los Angeles City Harbor Department
            Revenue Bond, 7.60%, 10/1/18                            51
       100  Los Angeles Convention and Exhibition
            Center Authority Lease Revenue FRN,
            Merrill P-Floats PA-88 (MBIA Insured),
            3.62%, 4/8/98                                          100
       500  Los Angeles County COP, Correctional
            Facility Project (MBIA Insured),
            Prerefunded, 6.50%, 9/1/00                             539
       300  Los Angeles County Metropolitan
            Transportation Authority Sales TRB,
            Series A (MBIA Insured),
            5.125%, 7/1/10                                         311
     1,000  Los Angeles County Metropolitan
            Transportation Authority Sales TRB,
            Series B (AMBAC Insured),
            4.75%, 7/1/18                                          948

SCHEDULES OF INVESTMENTS MARCH 31, 1998

CALIFORNIA TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CALIFORNIA - 93.0% (CONT'D.)
    $1,000  Los Angeles County Public Works
            Financing Authority Revenue Bond,
            Series A, Regional Park and Open Spaces
            District Project, 5.50%, 10/1/10                    $1,062
       450  Los Angeles Unified School District
            G.O. Bond, Series A (FGIC Insured),
            6.00%, 7/1/15                                          507
       200  Los Angeles Wastewater System Revenue
            Bond, Series B, Prerefunded,
            7.00%, 6/1/00                                          217
            Metropolitan Water District Southern
            California Waterworks Revenue Bond
       300     Series C, 5.125%, 7/1/12                            307
     1,000     Series A, 5.00%, 7/1/26                             969
       200  Metropolitan Water District Southern
            California Waterworks Revenue Refunding
            Bond, Series B (MBIA Insured),
            5.00%, 7/1/14                                          200
     1,500  Modesto Revenue COP, Water System
            Improvement Project (AMBAC Insured),
            Prerefunded, 6.25%, 10/1/01                          1,635
     1,420  Modesto Revenue Refunding COP, Water
            Utility System Refining Project
            (FGIC Insured), 5.125%, 10/1/17                      1,414
       720  Monrovia Unified School District G.O.
            Bond, Series A (MBIA Insured),
            0.00%, 8/1/10                                          400
       250  M-S-R Public Power Agency Revenue
            Refunding Bond, Series G, San Juan Project
            (MBIA Insured), 5.25%, 7/1/11                          261
       200  Oakland City G.O. Bond, Measure I
            (FGIC Insured), 5.60%, 12/15/14                        212
     2,000  Oakland State Building Authority Lease
            Revenue Bond, Series A (AMBAC Insured),
            Elihu M. Harris Office Building,
            5.00%, 4/1/15                                        1,984
       195  Pomona Unified School District Refunding
            Bond, Series A (MBIA Insured),
            5.45%, 2/1/06                                          209
     1,500  Poway Unified School District Special Tax
            Community Facilities District No. 1 Bond
            (MBIA Insured), 4.875%, 10/1/17                      1,448
       500  Redding Joint Powers Financing Authority
            Electrical Systems Revenue Bond, Series A
            (MBIA Insured), 5.25%, 6/1/15                          509

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CALIFORNIA - 93.0% (CONT'D.)
   $   250  Riverside City Sewer Revenue Refunding
            Bond (FGIC Insured), 5.00%, 8/1/11                 $   258
       185  Riverside County Community Multifamily
            Mortgage Revenue FRN, Series A,
            Ambergate Apartments (Union Bank of
            California LOC), 3.55%, 4/8/98                         185
       500  Riverside County Transportation
            Community Sales TRB, Series A
            (FGIC Insured), 6.00%, 6/1/05                          554
       200  Roseville Water Utility Revenue COP
            (FGIC Insured), 5.20%, 12/1/15                         202
     1,000  Sacramento Municipal Utility District
            Electric Revenue Bond, Series L
            (AMBAC Insured), 5.20%, 7/1/16                       1,010
     1,000  San Bernardino County Transportation
            Authority Sales TRB, Series A
            (FSA Insured), 4.75%, 3/1/10                         1,017
     1,000  San Diego County Regional Transportation
            Sales TRB, Series A (AMBAC Insured),
            6.00%, 4/1/06                                        1,114
     1,000  San Diego County Water Authority
            Revenue Refunding COP, Series A,
            4.75%, 5/1/14                                          968
            San Diego Public Facilities Financing
            Authority Sewer Revenue Bond
            (FGIC Insured)
       250     Series A, 5.20%, 5/15/11                            259
       450     Series B, 5.375%, 5/15/17                           460
       200  San Diego Unified School District COP,
            Series A, Capital Projects Phase 8,
            5.00%, 7/1/00                                          204
     1,000  San Diego Unified School District TRAN,
            Series B, 4.75%, 1/29/99                             1,009
            Santa Rosa Wastewater Revenue Refunding
            Bond, Series A (FGIC Insured)
       200     4.75%, 9/1/16                                       191
        35     5.25%, 9/1/16                                        36
     1,000  San Francisco Bay Area Rapid Transit
            District Sales Refunding TRB,
            5.25%, 7/1/17                                        1,010
     1,000  University of California Revenue Refunding
            Bond, Series E (MBIA Insured), Multiple
            Purpose Project, 5.125%, 9/1/17                        996
       230  West Basin Municipal Water District
            Revenue Refunding COP, Series 1992A
            (AMBAC Insured), 5.25%, 8/1/11                         239

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

CALIFORNIA TAX-EXEMPT FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            CALIFORNIA - 93.0% (CONT'D.)
    $1,000  West & Central Basin Financing Authority
            Revenue Bond (AMBAC Insured),
            Prerefunded, 6.125%, 8/1/02                       $  1,097
                                                            ----------
                                                                37,135
                                                            ----------

            PUERTO RICO - 4.9%
     1,000  Puerto Rico Commonwealth Infrastructure
            Financing Authority Special TRB,
            Series A (AMBAC Insured),
            5.00%, 7/1/21                                          976
     1,000  Puerto Rico Commonwealth Highway and
            Transportation Authority Revenue Bond,
            Series A (AMBAC Insured),
            5.00%, 7/1/28                                          970
                                                            ----------
                                                                 1,946
                                                            ----------

            Total Municipal Investments
            (cost $38,262)                                      39,081
                                                            ----------

NUMBER
OF SHARES                                                        VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------


SHORT-TERM INVESTMENTS - 5.2%

       102  Federated California Municipal Cash
            Trust Money Market Fund                          $     102
     1,993  Smith Barney Municipal Bond Fund
            California Portfolio                                 1,993
                                                            ----------

            Total Short-Term Investments
            (cost $2,095)                                        2,095
                                                            ----------

            Total Investments - 103.1%
            (cost $40,357)                                      41,176

            Liabilities less Other Assets - (3.1)%             (1,233)
                                                            ----------

            NET ASSETS - 100.0%                                $39,943
                                                             =========

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERNATIONAL FIXED INCOME FUND

PRINCIPAL AMOUNT/
LOCAL CURRENCY                                                   VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

DEBT OBLIGATIONS - 97.0%

            AUSTRALIAN DOLLAR - 2.8%
       490  Commonwealth of Australia,
            10.00%, 10/15/02                                   $   385
                                                            ----------

            BELGIAN FRANC - 1.8%
     8,175  Kingdom of Belgium,
            7.50%, 7/29/08                                         255
                                                            ----------

            BRITISH POUND STERLING - 20.0%
       125  Abbey National PLC,
            6.00%, 8/10/99                                         206
       350  BAA PLC,
            7.875%, 2/10/07                                        628
       375  Lloyds Bank PLC,
            7.375%, 3/11/04                                        650
       675  Treasury of Great Britain,
            7.50%, 12/7/06                                       1,247
                                                            ----------
                                                                 2,731
                                                            ----------
            CANADIAN DOLLAR - 5.0%
       500  Government of Canada,
            7.50%, 12/1/03                                         390
       375  Province of Ontario,
            7.25%, 9/27/05                                         289
                                                            ----------
                                                                   679
                                                            ----------

            DANISH KRONE - 4.7%
     3,850  Kingdom of Denmark,
            8.00%, 3/15/06                                         650
                                                            ----------

            FRENCH FRANC - 6.0%
     2,300  Electric de France,
            8.60%, 4/9/04                                          442
     2,250  Government of France,
            5.50%, 4/25/07                                         378
                                                            ----------
                                                                   820
                                                            ----------

            GERMAN MARK - 15.2%
            Federal Republic of Germany
     1,100     7.50%, 11/11/04                                     685
     1,175     6.25%, 1/4/24                                       704
       500  LKB Global Bond,
            6.00%, 5/10/99                                         276

See Notes to the Financial Statements.

PRINCIPAL AMOUNT/
LOCAL CURRENCY                                                   VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            GERMAN MARK - 15.2% (CONT'D.)
       330  Republic of Austria,
            8.00%, 1/30/02                                   $     200
       380  Republic of Finland,
            5.50%, 2/9/01                                          212
                                                            ----------
                                                                 2,077
                                                            ----------

            ITALIAN LIRA - 11.9%
 2,500,000  Republic of Italy,
            8.50%, 4/1/04                                        1,622
                                                            ----------

            JAPANESE YEN - 13.7%
    55,000  Asian Development Bank,
            5.00%, 2/5/03                                          483
    15,000  European Investment Bank,
            5.875%, 11/26/99                                       122
    80,000  International Bank for
            Reconstruction and Development,
            4.50%, 3/20/03                                         693
    64,000  International Finance Corp.,
            4.375%, 6/11/98                                        484
    10,000  Japanese Development Bank,
            6.50%, 9/20/01                                          89
                                                            ----------
                                                                 1,871
                                                            ----------

            NETHERLANDS GUILDER - 5.7%
            Treasury of the Netherlands
       500     8.50%, 3/15/01                                      267
     1,000     5.75%, 2/15/07                                      509
                                                            ----------
                                                                   776
                                                            ----------

            SPANISH PESETA - 6.8%
            Government of Spain
    51,000     11.30%, 1/15/02                                     400
    65,000     10.00%, 2/28/05                                     536
                                                            ----------
                                                                   936
                                                            ----------

            SWEDISH KRONA - 1.7%
     1,500  Kingdom of Sweden, 10.25%, 5/5/03                      230
                                                            ----------

            UNITED STATES DOLLAR - 1.7%
       200  U.S. Treasury Bond, 7.125%, 2/23/15                    228
                                                            ----------

            Total Debt Obligations
            (cost $13,646)                                      13,260
                                                            ----------

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998
INTERNATIONAL FIXED INCOME FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
-----------------------------------------------------------------------

            SHORT-TERM INVESTMENT - 0.0%

            UNITED STATES DOLLAR
        $1  Banque Paribas, Grand Cayman,
            6.125%, 4/1/98
            (cost $1)                                       $        1
                                                            ----------

            Total Investments - 97.0%
            (cost $13,647)                                      13,261

            Other Assets less Liabilities - 3.0%                   414
                                                            ----------

            NET ASSETS - 100.0%                                $13,675
                                                            ==========
See Notes to the Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 1998

EQUITY FUNDS

                                                                                                       INT'L.    INT'L.
                                                     INCOME     STOCK    GROWTH    SELECT      SMALL   GROWTH    SELECT    TECH-
AMOUNTS IN THOUSANDS,                                EQUITY     INDEX    EQUITY    EQUITY       CAP    EQUITY    EQUITY    NOLOGY
EXCEPT PER SHARE DATA                                 FUND      FUND      FUND      FUND       FUND     FUND      FUND      FUND
-----------------------------------------------     -------    -------   -------  --------    -------  -------  --------  --------
ASSETS:
  Investments, at value (cost $99,079, $76,828,
     $329,877, $102,133, $275,713, $141,493,
     $88,640 and $85,558, respectively)             $116,754   $93,698  $478,477  $125,855  $371,940  $167,609  $115,713  $104,882
  Cash and foreign currencies                              -         1         2         6         -    14,377         -         1
  Income receivable                                      626        93       445       134       176       413       225        17
  Receivable for foreign tax withheld                      -         -         -         -         -       311        41         -
  Receivable for securities sold                           -        22     2,522         -         -     4,371     4,125         -
  Receivable for fund shares sold                        233       272       297       557       137        86        62        68
  Receivable from Adviser                                  2         4         6         3        14         1         1         -
  Deferred organization costs, net of
     accumulated amortization                              9         -        12         7        10        11        10         -
  Prepaid and other assets                                11        27        35        11        69        14     1,928         7
-----------------------------------------------------------------------------------------------------------------------------------
       Total Assets                                  117,635    94,117   481,796   126,573   372,346   187,193   122,105   104,975
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
  Due to Custodian                                         -         -         -         -         -         -     3,750         -
  Payable for securities purchased                         -       171     1,714         -         -     5,706       686       529
  Payable for fund shares redeemed                        40        15       188         -     3,663        74        19        22
  Accrued investment advisory fees                        16         6        67        17        52        30        19        17
  Accrued transfer agent fees                              2         2         8         2         6         3         2         2
  Accrued administration fees                              1         -         4         1         3         2         1         1
  Accrued custody and accounting fees                      1         3         2         1         4         4         2         -
  Accrued registration fees and other liabilities         13        13        31        16        39     3,164         8        15
-----------------------------------------------------------------------------------------------------------------------------------
       Total Liabilities                                  73       210     2,014        37     3,767     8,983     4,487       586
-----------------------------------------------------------------------------------------------------------------------------------
  Net Assets                                        $117,562   $93,907  $479,782  $126,536  $368,579  $178,210  $117,618  $104,389
===================================================================================================================================

ANALYSIS OF NET ASSETS:
  Capital stock                                      $94,879   $75,672  $316,390   $94,027  $263,853  $151,559   $96,252   $82,017
  Accumulated undistributed (distributions in
     excess of) net investment income                    152        22        92        93       245   (1,648)     (840)         -
  Accumulated undistributed net realized gains
     (losses) on investments, options, futures
     and foreign currency transactions                 4,856     1,271    14,682     8,694     8,159     1,590   (4,900)     3,048
  Net unrealized appreciation on investments,
     options and futures contracts                    17,675    16,942   148,618    23,722    96,322    26,116    27,073    19,324
  Net unrealized gains on translation of assets
     and liabilities denominated in foreign
     currencies                                            -         -         -         -         -       593        33         -
-----------------------------------------------------------------------------------------------------------------------------------
  Net Assets                                        $117,562   $93,907  $479,782  $126,536  $368,579  $178,210  $117,618  $104,389
===================================================================================================================================

SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                             8,516     6,248    25,766     6,605    21,996    15,286     9,394     6,101

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                            $13.81    $15.03    $18.62    $19.16    $16.76    $11.66    $12.52    $17.11
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to the Financial Statements.


                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF OPERATIONS YEAR ENDED MARCH 31, 1998

 EQUITY FUNDS

                                                                                                    INT'L.     INT'L.
                                             INCOME     STOCK      GROWTH       SELECT     SMALL    GROWTH     SELECT       TECH-
                                             EQUITY     INDEX      EQUITY       EQUITY      CAP     EQUITY     EQUITY      NOLOGY
AMOUNTS IN THOUSANDS                          FUND      FUND        FUND         FUND      FUND      FUND       FUND        FUND
-------------------------------------        -------   -------     -------     -------    -------  -------    --------     -------
INVESTMENT INCOME:
  Interest income                          $  2,016    $    95   $    697     $   101    $   703    $   540    $   378     $   104
  Dividend income                             2,344        927      3,950         985      2,995      3,040      1,375         118
-----------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                  4,360  1,022<F2>  4,647<F3>       1,086      3,698  3,580<F4>  1,753<F5>         222
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
  Investment advisory fees                      963        344      3,929       1,133      3,473      2,107      1,366         906
  Administration fees                           144         86        589         142        434        263        171         113
  Transfer agent fees                            96         57        393          94        290        176        114          75
  Custody and accounting fees                    56        133        116          60        137        229        167          55
  Registration fees                              18         26         32          22         46         18         11          21
  Professional fees                              17         18         20          17         19         19         18          17
  Amortization of organization costs              9          -         12           7          9         12         10           -
  Trustees' fees and expenses                     3          3          7           3          5          4          4           3
  Other                                           9         13         27           9         20         13         10          14
-----------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                              1,315        680      5,125       1,487      4,433      2,841      1,871       1,204
     Less voluntary waivers of:
       Investment advisory fees               (145)      (115)      (589)       (331)    (1,013)      (351)      (227)       (151)
       Administration fees                     (87)       (56)      (353)        (88)      (276)      (148)       (97)        (72)
     Less: Reimbursement of expenses
       by Adviser                             (120)      (194)      (254)       (124)      (249)      (147)      (124)        (37)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                               963        315      3,929         944      2,895      2,195      1,423         944
-----------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                  3,397        707        718         142        803      1,385        330       (722)
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized gains (losses) on:
     Investments                              9,548      2,485     45,623      18,422     14,126      8,002      4,417       7,339
     Options                                      -          -      1,992           -          -          -          -           -
     Futures contracts                            -        346         25           -      2,116          -          -           -
     Foreign currency transactions                -          -          -           -          -       (11)       (30)           -
  Net change in unrealized appreciation
     on investments and futures contracts    13,166     18,305    102,175      17,761     77,478     22,932     18,625      20,811
  Net change in unrealized gains on
     translation of assets and liabilities
     denominated in foreign currencies            -          -          -           -          -        614         44           -
-----------------------------------------------------------------------------------------------------------------------------------
     Net Gains on Investments                22,714     21,136    149,815      36,183     93,720     31,537     23,056      28,150
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                 $26,111    $21,843   $150,533     $36,325    $94,523    $32,922    $23,386     $27,428
===================================================================================================================================

<F2>  Net of $1 in non-reclaimable foreign withholding taxes.
<F3>  Net of $32 in non-reclaimable foreign withholding taxes.
<F4>  Net of $317 in non-reclaimable foreign withholding taxes.
<F5>  Net of $142 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS


EQUITY FUNDS



                                                        INCOME EQUITY        STOCK INDEX      GROWTH EQUITY         SELECT EQUITY
                                                             FUND               FUND               FUND                  FUND
                                                  --------------------- ------------------- -------------------- ------------------
                                                     YEAR       YEAR      YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                                                     ENDED      ENDED    ENDED      ENDED    ENDED      ENDED      ENDED    ENDED
                                                   MAR. 31,   MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,   MAR. 31, MAR. 31,
AMOUNTS IN THOUSANDS                                 1998       1997      1998    1997<F2>    1998      1997       1998     1997
---------------------------------------------     --------------------- ------------------- -------------------- ------------------

OPERATIONS:
  Net investment income (loss)                     $   3,397  $  2,436   $   707   $   167    $   718  $ 1,504  $    142  $   104
  Net realized gains (losses) on
     investments, options, futures contracts
     and foreign currency transactions                 9,548     6,869     2,831     1,051    47,640     8,004    18,422    2,763
  Net change in unrealized appreciation
     (depreciation) on investments,
     futures contracts and foreign
     currency transactions                            13,166     (774)    18,305   (1,363)   102,175    18,160    17,761    2,605
  Net change in unrealized gains (losses)
     on translation of assets and liabilities
     denominated in foreign currencies                     _         _         _         _         _         _         _        _
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations                      26,111     8,531    21,843     (145)   150,533    27,668    36,325    5,472
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                         30,293    25,427    71,265    41,842    85,630    90,928    48,932   36,755
  Shares from reinvestment of dividends                7,604     5,302     2,579        85    35,735    13,333     9,808    1,871
  Shares redeemed                                   (12,408)  (10,238)  (34,323)   (5,776)  (55,984)  (38,483)  (20,167) (12,016)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Capital Share
       Transactions                                   25,489    20,491    39,521    36,151    65,381    65,778    38,573   26,610
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
  From net investment income                         (3,307)   (2,419)     (697)     (155)     (670)   (1,525)     (123)     (62)
  From net realized gains                            (7,833)   (5,420)   (2,600)      (11)  (38,067)  (13,887)  (11,916)  (2,185)
  In excess of net investment income                       _         _         _         _         _         _         _        _
  In excess of net realized gains                          _         _         _         _         _         _         _        _
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                       (11,140)   (7,839)   (3,297)     (166)  (38,737)  (15,412)  (12,039)  (2,247)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               40,460    21,183    58,067    35,840   177,177    78,034    62,859   29,835
NET ASSETS:
  Beginning of year                                   77,102    55,919    35,840         _   302,605   224,571    63,677   33,842
-----------------------------------------------------------------------------------------------------------------------------------
  End of year                                       $117,562   $77,102   $93,907   $35,840  $479,782  $302,605  $126,536  $63,677
===================================================================================================================================
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT
  INCOME                                                $152       $57       $22       $12       $92       $37       $93      $70
===================================================================================================================================

 <F2>  For the period October 7, 1996 (commencement of operations) through March 31, 1997.

See Notes to the Financial Statements.


                                                    NORTHERN FUNDS Annual Report

STATEMENTS OF CHANGES IN NET ASSETS


EQUITY FUNDS



                                                                            INTERNATIONAL     INTERNATIONAL
                                                          SMALL CAP         GROWTH EQUITY     SELECT EQUITY           TECHNOLOGY
                                                             FUND               FUND               FUND                  FUND
                                                  --------------------- ------------------- -------------------- ------------------
                                                     YEAR       YEAR      YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                                                     ENDED      ENDED    ENDED      ENDED    ENDED      ENDED      ENDED    ENDED
                                                   MAR. 31,   MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,   MAR. 31, MAR. 31,
AMOUNTS IN THOUSANDS                                 1998       1997      1998      1997      1998      1997       1998     1997
---------------------------------------------     --------------------- ------------------- -------------------- ------------------

OPERATIONS:
  Net investment income (loss)                     $     803  $    953 $   1,385 $   1,425  $    330 $     528 $   (722) $  (178)
  Net realized gains (losses) on
     investments, options, futures contracts
     and foreign currency transactions                16,242    12,542     7,991     5,757     4,387   (5,977)     7,339    1,762
  Net change in unrealized appreciation
     (depreciation) on investments,
     futures contracts and foreign
     currency transactions                            77,478     6,088    22,932   (2,628)    18,625     3,053    20,811  (1,487)
  Net change in unrealized gains (losses)
     on translation of assets and liabilities
     denominated in foreign currencies                     _         _       614      (19)        44       (1)         _        _
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations                      94,523    19,583    32,922     4,535    23,386   (2,397)    27,428       97
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                        130,734    54,431    24,509    32,031    16,418    33,624    48,180   46,004
  Shares from reinvestment of dividends               13,475     8,775     4,704     6,380       402       833     4,409      338
  Shares redeemed                                   (52,037)  (30,899)  (42,631)  (50,531)  (29,037)  (24,242)  (14,589)  (2,325)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
       Resulting from Capital Share
       Transactions                                   92,172    32,307  (13,418)  (12,120)  (12,217)    10,215    38,000   44,017
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
  From net investment income                           (825)     (833)     (956)   (1,123)   (1,655)     (302)         _        _
  From net realized gains                           (14,404)   (9,182)   (4,582)   (3,947)         _         _   (4,793)    (360)
  In excess of net investment income                       _         _   (1,648)     (494)     (840)     (467)         _        _
  In excess of net realized gains                          _         _         _   (2,196)         _     (824)         _        _
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                       (15,229)  (10,015)   (7,186)   (7,760)   (2,495)   (1,593)   (4,793)    (360)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              171,466    41,875    12,318  (15,345)     8,674     6,225    60,635   43,754
NET ASSETS:
  Beginning of year                                  197,113   155,238   165,892   181,237   108,944   102,719    43,754        _
-----------------------------------------------------------------------------------------------------------------------------------
  End of year                                       $368,579  $197,113  $178,210  $165,892  $117,618  $108,944  $104,389  $43,754
===================================================================================================================================
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT
  INCOME                                                $245      $263  $(1,648)    $(432)    $(840)    $(571)        $-       $-
===================================================================================================================================

 <F2>  For the period October 7, 1996 (commencement of operations) through March 31, 1997.

See Notes to the Financial Statements.


FINANCIAL HIGHLIGHTS

EQUITY FUNDS


                                                                             INCOME EQUITY                         STOCK INDEX
                                                                                 FUND                                  FUND
                                                             -----------------------------------------------  ---------------------
                                                               YEAR        YEAR        YEAR         YEAR         YEAR       YEAR
                                                              ENDED        ENDED      ENDED         ENDED       ENDED      ENDED
                                                             MAR. 31,    MAR. 31,    MAR. 31,     MAR. 31,     MAR. 31,   MAR. 31,
                                                               1998        1997        1996         1995         1998     1997<F2>
--------------------------------------------------           -----------------------------------------------  ---------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                           $11.81       $11.59     $  9.95       $10.00      $10.74       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                        0.45         0.44        0.34         0.29        0.15         0.08
  Net realized and unrealized gains (losses)
     on investments, options and futures contracts             3.02         1.19        1.66       (0.08)        4.80         0.74
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income from
       Investment Operations                                   3.47         1.63        2.00         0.21        4.95         0.82
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income                                 (0.44)       (0.44)      (0.36)       (0.26)      (0.15)       (0.07)
  From net realized gains                                    (1.03)       (0.97)           _            _      (0.51)       (0.01)
-----------------------------------------------------------------------------------------------------------------------------------

     Total Distributions Paid                                (1.47)       (1.41)      (0.36)       (0.26)      (0.66)       (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $13.81       $11.81      $11.59        $9.95      $15.03       $10.74
===================================================================================================================================

TOTAL RETURN<F4>                                             31.00%       14.42%      20.41%        2.21%      47.11%        8.21%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year                    $117,562      $77,102     $55,919      $38,954     $93,907      $35,840
  Ratio to average net assets of<F5>:
     Expenses, net of waivers and
       reimbursements                                         1.00%        1.00%       1.00%        1.00%       0.55%        0.55%
     Expenses, before waivers and
       reimbursements                                         1.37%        1.42%       1.48%        1.55%       1.18%        2.23%
     Net investment income, net of
       waivers and reimbursements                             3.53%        3.71%       3.17%        3.08%       1.23%        1.92%
     Net investment income (loss), before
       waivers and reimbursements                             3.16%        3.29%       2.69%        2.53%       0.60%        0.24%

  Portfolio Turnover Rate                                    81.24%       72.04%      67.32%       45.68%      32.06%       64.94%
-----------------------------------------------------------------------------------------------------------------------------------

<F2> For the period October 7, 1996 (commencement of operations) through March 31, 1997.
<F3> For the period April 6, 1994 (commencement of operations) through March 31, 1995.
<F4> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
<F5> Annualized for periods less than a full year.
NA - Disclosure not applicable to these periods.

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report
FINANCIAL HIGHLIGHTS


EQUITY FUNDS


                                                                 GROWTH EQUITY                            SELECT EQUITY
                                                                     FUND                                     FUND
                                                    --------------------------------------- ---------------------------------------
                                                     YEAR       YEAR      YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                                                     ENDED      ENDED    ENDED      ENDED    ENDED      ENDED      ENDED    ENDED
                                                   MAR. 31,   MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,   MAR. 31, MAR. 31,
                                                     1998       1997      1996      1995      1998      1997       1996   1995<F3>
--------------------------------------------------  --------------------------------------- ---------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $13.93    $13.15    $10.61    $10.00    $14.55    $13.12    $10.77    $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.03      0.08      0.08      0.08      0.02      0.02      0.02      0.06
  Net realized and unrealized gains (losses)
     on investments, options and futures contracts      6.36      1.49      2.59      0.60      6.81      2.05      2.73      0.75
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income from
       Investment Operations                            6.39      1.57      2.67      0.68      6.83      2.07      2.75      0.81
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income                          (0.03)    (0.08)    (0.08)    (0.07)    (0.02)    (0.02)    (0.03)    (0.04)
  From net realized gains                             (1.67)    (0.71)    (0.05)         _    (2.20)    (0.62)    (0.37)         _
-----------------------------------------------------------------------------------------------------------------------------------

     Total Distributions Paid                         (1.70)    (0.79)    (0.13)    (0.07)    (2.22)    (0.64)    (0.40)    (0.04)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $18.62    $13.93    $13.15    $10.61    $19.16    $14.55    $13.12    $10.77
===================================================================================================================================

TOTAL RETURN<F4>                                      48.06%    11.72%    25.13%     6.90%    49.71%    15.64%    25.70%     8.18%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year             $479,782  $302,605  $224,571  $113,185  $126,536   $63,677   $33,842   $15,123
  Ratio to average net assets of<F5>:
     Expenses, net of waivers and
       reimbursements                                  1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%
     Expenses, before waivers and
       reimbursements                                  1.30%     1.33%     1.36%     1.40%     1.58%     1.67%     1.91%     2.61%
     Net investment income, net of
       waivers and reimbursements                      0.18%     0.56%     0.70%     0.86%     0.15%     0.21%     0.22%     0.82%
     Net investment income (loss), before
       waivers and reimbursements                    (0.12)%     0.23%     0.34%     0.46%   (0.43)%   (0.46)%   (0.69)%   (0.79)%

  Portfolio Turnover Rate                             73.85%    67.34%    73.20%    82.90%   148.55%    72.68%   137.99%    48.88%
------------------------------------------------------------------------------------------------------------------------------------

<F2> For the period October 7, 1996 (commencement of operations) through March 31, 1997.
<F3> For the period April 6, 1994 (commencement of operations) through March 31, 1995.
<F4> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
<F5> Annualized for periods less than a full year.
NA - Disclosure not applicable to these periods.

See Notes to the Financial Statements.



FINANCIAL HIGHLIGHTS (CONTINUED)


EQUITY FUNDS

                                                                                                        INTERNATIONAL
                                                                    SMALL CAP                           GROWTH EQUITY
                                                                       FUND                                 FUND
                                                    --------------------------------------- --------------------------------------
                                                     YEAR       YEAR      YEAR      YEAR      YEAR      YEAR       YEAR     YEAR
                                                     ENDED      ENDED    ENDED      ENDED    ENDED      ENDED      ENDED    ENDED
                                                   MAR. 31,   MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,  MAR. 31,   MAR. 31, MAR. 31,
                                                     1998       1997      1996      1995      1998      1997       1996     1995
---------------------------------------------       --------------------------------------- --------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                    $12.31    $11.58   $  9.98    $10.00    $10.05    $10.23   $  9.61    $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.03      0.07      0.05      0.11      0.09      0.09      0.17      0.04
  Net realized and unrealized gains (losses)
     on investments, futures contracts
     and foreign currency transactions                  5.14      1.37      2.29    (0.05)      1.98      0.18      0.65    (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income (Loss) from
       Investment Operations                            5.17      1.44      2.34      0.06      2.07      0.27      0.82    (0.27)
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income                          (0.04)    (0.06)    (0.07)    (0.08)    (0.07)    (0.09)    (0.11)    (0.03)
  From net realized gains                             (0.68)    (0.65)    (0.67)         _    (0.29)    (0.23)         _         _
  In excess of net investment income                       _         _         _         _    (0.10)         _    (0.09)         _
  In excess of net realized gains                          _         _         _         _         _    (0.13)         _    (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                         (0.72)    (0.71)    (0.74)    (0.08)    (0.46)    (0.45)    (0.20)    (0.12)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $16.76    $12.31    $11.58     $9.98    $11.66    $10.05    $10.23     $9.61
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN<F3>                                      42.71%    12.48%    24.09%     0.57%    21.34%     2.61%     8.61%   (2.65)%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year             $368,579  $197,113  $155,238   $76,627  $178,210  $165,892  $181,237  $114,673
Ratio to average net assets of<F4>:
     Expenses, net of waivers and
       reimbursements                                  1.00%     1.00%     1.00%     1.00%     1.25%     1.25%     1.25%     1.25%
     Expenses, before waivers and
       reimbursements                                  1.53%     1.54%     1.61%     1.76%     1.62%     1.63%     1.65%     1.71%
     Net investment income (loss), net of
       waivers and reimbursements                      0.28%     0.54%     0.65%     1.36%     0.79%     0.78%     0.92%     0.47%
     Net investment income (loss), before
       waivers and reimbursements                    (0.25)%     0.00%     0.04%     0.60%     0.42%     0.40%     0.52%     0.01%

  Portfolio Turnover Rate                             18.59%    18.92%    46.59%    82.46%   145.02%   190.94%   216.86%   158.31%
-----------------------------------------------------------------------------------------------------------------------------------


<F2> For the period April 5, 1994 (commencement of operations) through March 31,
     1995.
<F3> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
     Total return is not annualized for periods less than one year.
<F4> Annualized for periods less than a full year.
NA - Disclosure not applicable to these periods.

See Note to the Financial Statements.


                                                    NORTHERN FUNDS Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

EQUITY FUNDS


                                                                        INTERNATIONAL
                                                                        SELECT EQUITY                             TECHNOLOGY
                                                                             FUND                                    FUND
                                                       ---------------------------------------------------  -----------------------
                                                        YEAR          YEAR          YEAR          YEAR         YEAR         YEAR
                                                        ENDED         ENDED        ENDED         ENDED         ENDED        ENDED
                                                      MAR. 31,      MAR. 31,      MAR. 31,      MAR. 31,     MAR. 31,     MAR. 31,
                                                        1998          1997          1996        1995<F2>       1998         1997
-------------------------------------------            ---------------------------------------------------  -----------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                     $10.37        $10.73      $  9.78        $10.00        $11.95        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.22          0.04         0.01          0.04             _             _
  Net realized and unrealized gains (losses)
     on investments, futures contracts
     and foreign currency transactions                   2.19        (0.25)         0.99        (0.23)          6.06          2.10
----------------------------------------------------------------------------------------------------------------------------------
     Total Income (Loss) from
       Investment Operations                             2.41        (0.21)         1.00        (0.19)          6.06          2.10
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income                           (0.16)        (0.03)       (0.02)        (0.03)             _             _
  From net realized gains                                   _             _            _             _        (0.90)        (0.15)
  In excess of net investment income                   (0.10)        (0.04)       (0.03)             _             _             _
  In excess of net realized gains                           _        (0.08)            _             _             _             _
----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Paid                          (0.26)        (0.15)       (0.05)        (0.03)        (0.90)        (0.15)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $12.52        $10.37       $10.73         $9.78        $17.11        $11.95
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN<F3>                                       23.74%       (1.95)%       10.20%       (1.95)%        52.62%        20.82%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of year              $117,618      $108,944     $102,719       $71,958      $104,389       $43,754
  Ratio to average net assets of<F4>:
     Expenses, net of waivers and
       reimbursements                                   1.25%         1.25%        1.25%         1.25%         1.25%         1.25%
     Expenses, before waivers and
       reimbursements                                   1.64%         1.66%        1.71%         1.75%         1.59%         2.02%
     Net investment income (loss), net of
       waivers and reimbursements                       0.29%         0.47%        0.12%         0.47%       (0.96)%       (0.75)%
     Net investment income (loss), before
       waivers and reimbursements                     (0.10)%         0.06%      (0.34)%       (0.03)%       (1.30)%       (1.52)%

  Portfolio Turnover Rate                              98.22%        97.60%      176.71%        97.69%        74.75%        67.89%


<F2> For the period April 5, 1994 (commencement of operations) through March 31, 1995.
<F3> Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
<F4> Annualized for periods less than a full year.
NA - Disclosure not applicable to these periods.

See Notes to the Financial Statements.


SCHEDULES OF INVESTMENTS MARCH 31, 1998

INCOME EQUITY FUND


NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            CONVERTIBLE PREFERRED
            STOCKS - 46.6%

            BANKING - 1.5%
    60,000  National Australia Bank                             $1,736
                                                            ----------
            COMMUNICATIONS - 2.0%
    36,000  Cincinnati Bell, Inc. DECS                           2,402
                                                            ----------
            FINANCIAL SERVICES - 5.4%
    32,000  Conseco Finance Trust IV, Series F                   1,930
     7,000  Finova Finance Trust                                   549
    35,000  Salomon Smith Barney Holdings, Inc.                  1,571
    66,000  WBK Trust STRYPES                                    2,248
                                                            ----------
                                                                 6,298
                                                            ----------

            FOOD AND BEVERAGES - 1.8%
    33,000  IBC/Ralston Purina SAILS                             2,083
                                                            ----------

            HEALTH SERVICES - 0.9%
    84,000  MedPartners, Inc.                                    1,097
                                                            ----------

            INSURANCE SERVICES - 1.9%
     8,000  Protective Life Corp. Capital Trust II                 494
    23,100  St. Paul Capital LLC                                 1,773
                                                            ----------
                                                                 2,267
                                                            ----------

            MACHINERY - 0.9%
    40,000  Ingersoll-Rand PRIDES                                1,007
                                                            ----------

            MANUFACTURING - 3.4%
    30,000  Fleetwood Capital Trust<F2>                          1,736
    40,000  Newell Financial<F2>                                 2,275
                                                            ----------
                                                                 4,011
                                                            ----------

            MEDIA - 7.0%
    68,000  Reader's Digest Association TRACES                   1,806
    19,850  Sinclair Broadcast Group, Inc.                       1,367
    34,000  TCI Communications, Inc.                             2,448
    40,000  Time Warner/Houston Industries ACES                  2,592
                                                            ----------
                                                                 8,213
                                                            ----------

            PAPER PRODUCTS - 0.4%
     8,700  International Paper Co.                                440
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            PETROLEUM PRODUCTS - 1.2%
    26,000  Unocal Capital Trust                              $  1,440
                                                            ----------

            PROFESSIONAL SERVICES - 3.9%
    40,000  Cendant Corp. PRIDES                                 2,085
    60,000  Snyder Communications, Inc. STRYPES                  2,543
                                                            ----------
                                                                 4,628
                                                            ----------

            REAL ESTATE - 5.0%
    70,000  Equity Residential Properties Trust, Series G        1,794
    34,600  Rouse Co.                                            1,669
    36,500  Security Capital Industrial Trust, Series B          1,186
    44,000  U.S. Restaurant Properties, Inc., Series A           1,216
                                                            ----------
                                                                 5,865
                                                            ----------
            RESTAURANTS - 1.8%
    40,000  Wendy's Financing I                                  2,103
                                                            ----------

            RETAIL - 3.7%
    23,600  IKON Office Solutions, Inc.                          1,832
    40,000  Kmart Financing I                                    2,510
                                                            ----------
                                                                 4,342
                                                            ----------

            TRANSPORTATION SERVICES - 1.3%
    60,000  Republic Industries, Inc. TRACES                     1,477
                                                            ----------

            UTILITIES - 4.5%
    25,000  AES Trust II<F2>                                     1,444
     9,800  MCN, Inc. FELINE STRYPES PRIDES                        563
    38,200  MCN, Inc. STRYPES                                    1,246
    28,000  US WEST, Inc.                                        2,002
                                                            ----------
                                                                 5,255
                                                            ----------

            Total Convertible Preferred Stocks
            (cost $47,078)                                      54,664
                                                            ----------

PRINCIPAL
AMOUNT
(000S)
---------

            CONVERTIBLE BONDS - 33.3%

            COMMUNICATIONS - 2.7%
    $1,000  Bell Atlantic Financial Services, Inc.,
            5.75%, 4/1/03<F2>                                    1,000
     2,400  TCI Communications, Inc.,
            4.50%, 2/15/06                                       2,188
                                                            ----------
                                                                 3,188
                                                            ----------

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INCOME EQUITY FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
----------------------------------------------------------------------

            COMPUTERS AND OFFICE MACHINES - 1.8%
    $1,250  Learning Co. (The), Inc.,
            5.50%, 11/1/00<F2>                                  $1,163
       450  May & Speh, Inc.,
            5.25%, 4/1/03                                          492
       600  Read-Rite Corp.,
            6.50%, 9/1/04                                          486
                                                            ----------
                                                                 2,141
                                                            ----------

            ELECTRONICS AND OTHER ELECTRICAL
            EQUIPMENT - 7.3%
     1,300  Checkpoint Systems, Inc.,
            5.25%, 11/1/05 <F2>                                  1,615
     2,000  Micron Technology, Inc.,
            7.00%, 7/1/04                                        1,920
     1,900  Park Electrochemical Corp.,
            5.50%, 3/1/06                                        1,729
       800  SCI Systems, Inc.,
            5.00%, 5/1/06 <F2>                                   1,286
       800  Thermo Electron Corp.,
            4.25%, 1/1/03                                          924
     1,170  VLSI Technology, Inc.,
            8.25%, 10/1/05                                       1,147
                                                            ----------
                                                                 8,621
                                                            ----------

            HEALTH SERVICES - 8.4%
     2,000  Alpharma, Inc.,
            5.75%, 4/1/05 <F2>                                   2,016
     2,000  ALZA Corp.,
            5.00%, 5/1/06                                        2,560
     1,600  Chiron Corp.,
            1.90%, 11/17/00 <F2>                                 1,516
     1,500  Novacare, Inc.,
            5.50%, 1/15/00                                       1,448
     2,000  Omnicare, Inc.,
            5.00%, 12/1/07 <F2>                                  2,370
                                                            ----------
                                                                 9,910
                                                            ----------

            INDUSTRIAL PARTS AND EQUIPMENT - 0.9%
     1,200  ThermoTrex Corp.,
            3.25%, 11/1/07                                       1,104
                                                            ----------

            MANUFACTURING - 1.5%
     1,600  Thermo Instrument Systems, Inc.,
            4.00%, 1/15/05                                       1,744
                                                            ----------

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT
(000s)
---------

            OIL AND GAS - 1.1%
    $1,300  Loews Corp./Diamond Offshore
            Drilling, Inc.,
            3.125%, 9/15/07                                    $ 1,272
                                                            ----------

            PRINTING AND PUBLISHING - 2.0%
     2,000  Mail-Well, Inc.,
            5.00%, 11/1/02                                       2,400
                                                            ----------

            RETAIL - 4.1%
     1,475  Home Depot (The), Inc.,
            3.25%, 10/1/01                                       2,185
       750  Pier 1 Imports, Inc.,
            5.75%, 10/1/03                                       1,716
     1,050  Sports Authority (The), Inc.,
            5.25%, 9/15/01                                         936
                                                            ----------
                                                                 4,837
                                                            ----------

            STEEL PRODUCTS - 0.7%
       800  Inco Ltd.,
            7.75%, 3/15/16                                         806
                                                            ----------

            TRANSPORTATION PARTS AND
            EQUIPMENT - 0.9%
       750  Magna International, Inc.,
            5.00%, 10/15/02                                      1,073
                                                            ----------

            TRAVEL AND LEISURE - 1.9%
     2,000  Hilton Hotels Corp.,
            5.00%, 5/15/06                                       2,200
                                                            ----------

            Total Convertible Bonds
            (cost $35,425)                                      39,296
                                                            ----------


NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMMON STOCKS - 15.9%

            BANKING - 1.6%
    30,343  Banc One Corp.                                       1,919
                                                            ----------

            BUILDING MATERIALS - 0.9%
    17,900  Masco Corp.                                          1,065
                                                            ----------

            COMMUNICATIONS - 1.3%
    24,000  AT&T Corp.                                           1,575
                                                            ----------

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INCOME EQUITY FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMPUTERS AND OFFICE MACHINES - 2.6%
     9,000  Digital Equipment Corp.<F1>                      $     471
    21,000  Hewlett-Packard Co.                                  1,331
    54,000  Learning Co. (The), Inc.                             1,249
                                                            ----------
                                                                 3,051
                                                            ----------

            ELECTRONICS AND OTHER ELECTRICAL
            EQUIPMENT - 1.0%
    30,000  Checkpoint Systems, Inc.                               638
    20,000  Park Electrochemical Corp.                             516
                                                            ----------
                                                                 1,154
                                                            ----------

            HEALTH SERVICES - 0.6%
    34,000  Chiron Corp.                                           712
                                                            ----------

            PHARMACEUTICALS - 1.6%
     6,500  Bristol-Myers Squibb Co.                               678
    19,000  Elan Corp. PLC ADR <F1>                              1,228
                                                            ----------
                                                                 1,906
                                                            ----------

            PROFESSIONAL SERVICES - 1.5%
     8,500  Automatic Data Processing, Inc.                        579
    14,000  Cendant Corp.                                          555
    14,000  Omnicom Group, Inc.                                    659
                                                            ----------
                                                                 1,793
                                                            ----------

            RECREATION AND LEISURE SERVICES - 1.4%
    15,000  Disney (The Walt) Co.                                1,601
                                                            ----------

            RETAIL - 2.6%
    14,500  Costco Cos., Inc. <F1>                                 774
    16,000  Rite Aid Corp.                                         548
    37,000  TJX Cos., Inc.                                       1,674
                                                            ----------
                                                                 2,996
                                                            ----------

            TRANSPORTATION PARTS AND
            EQUIPMENT - 0.8%
    14,500  Ford Motor Co.                                         940
                                                            ----------

            Total Common Stocks
            (cost $12,494)                                      18,712
                                                            ----------

See Notes to the Financial Statements.

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
----------------------------------------------------------------------

            SHORT-TERM INVESTMENT - 3.5%

    $4,082  Banque Paribas, Grand Cayman,
            6.125%, 4/1/98
            (cost $4,082)                                   $    4,082
                                                            ----------

            Total Investments - 99.3%
            (cost $99,079)                                     116,754


            Other Assets less Liabilities - 0.7%                   808
                                                            ----------

            NET ASSETS - 100.0%                               $117,562
                                                            ==========

<F2> Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the value of these securities amounted to approximately $16,421,000 or 14.0% of net assets.

See Notes to the Financial Statements.


                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

STOCK INDEX FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------
            COMMON STOCKS - 94.9%

            AGRICULTURE - 0.1%
       700  Pioneer Hi-Bred International, Inc.               $     68
                                                            ----------

            APPAREL - 0.1%
       700  Liz Claiborne, Inc.                                     35
     1,300  VF Corp.                                                68
                                                            ----------
                                                                   103
                                                            ----------

            BANKING - 8.1%
     1,100  Ahmanson (H.F.) & Co.                                   85
     6,630  Banc One Corp.                                         419
     3,900  Bank of New York Co., Inc.                             245
     7,200  BankAmerica Corp.                                      595
     1,500  BankBoston Corp.                                       165
     1,000  Bankers Trust New York Corp.                           120
     1,500  BB&T Corp.                                             102
     4,400  Chase Manhattan Corp.                                  593
     4,700  Citicorp                                               667
     1,100  Comerica, Inc.                                         116
     2,000  CoreStates Financial Corp.                             180
     1,650  Fifth Third Bancorp                                    141
     3,000  First Chicago NBD Corp.                                264
     6,700  First Union Corp.                                      380
       600  Golden West Financial Corp.                             57
     2,000  Huntington Bancshares, Inc.                             73
     4,500  KeyCorp                                                170
     2,600  Mellon Bank Corp.                                      165
     1,400  Mercantile Bancorp., Inc.                               77
     1,800  Morgan (J. P.) & Co., Inc.                             242
     3,300  National City Corp.                                    242
     9,740  NationsBank Corp.                                      710
     7,800  Norwest Corp.                                          324
     3,100  PNC Bank Corp.                                         186
       600  Republic New York Corp.                                 80
     1,700  State Street Corp.                                     116
     1,800  Summit Bancorp                                          90
     2,200  SunTrust Banks, Inc.                                   166
     1,800  Synovus Financial Corp.                                 67
     2,555  U.S. Bancorp                                           319
     2,100  Wachovia Corp.                                         178
       900  Wells Fargo & Co.                                      298
                                                            ----------
                                                                 7,632
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            BITUMINOUS COAL AND LIGNITE SURFACE
            MINING - 0.1%
     2,874  Houston Industries, Inc.                          $     83
       100  NACCO Industries, Inc.                                  13
                                                            ----------
                                                                    96
                                                            ----------

            BROKERAGE AND FINANCIAL SERVICES - 1.9%
     4,800  American Express Co.                                   441
     2,800  Fleet Financial Group, Inc.                            238
     1,400  Green Tree Financial Corp.                              40
     1,100  Lehman Bros. Holdings, Inc.                             82
     3,400  Merrill Lynch & Co., Inc.                              282
     6,150  Morgan Stanley, Dean Witter & Co.                      448
     2,700  Schwab (Charles) Corp.                                 103
     2,610  Washington Mutual, Inc.                                187
                                                            ----------
                                                                 1,821
                                                            ----------

            CHEMICALS AND ALLIED PRODUCTS - 10.6%
     7,900  Abbott Laboratories                                    595
     1,200  Air Products and Chemicals, Inc.                        99
       700  Allergan, Inc.                                          27
     6,700  American Home Products Corp.                           639
     2,700  Amgen, Inc. <F1>                                       164
     2,900  Baxter International, Inc.                             160
    10,300  Bristol-Myers Squibb Co.                             1,074
     1,100  Clorox (The) Co.                                        94
     3,100  Colgate-Palmolive Co.                                  269
     2,300  Dow Chemical Co.                                       224
    11,700  du Pont (E.I.) de Nemours & Co.                        796
       800  Eastman Chemical Co.                                    54
     1,300  Ecolab, Inc.                                            38
       400  FMC Corp. <F1>                                          31
       700  Goodrich (B.F.) Co.                                     36
       800  Grace (W.R.) & Co.                                      67
       600  Great Lakes Chemical Corp.                              32
     1,000  Hercules, Inc.                                          49
     1,100  International Flavors & Fragrances, Inc.                52
    11,500  Lilly (Eli) & Co.                                      686
    12,400  Merck & Co., Inc.                                    1,592
     1,300  Morton International, Inc.                              43
       700  Nalco Chemical Co.                                      28
    13,400  Pfizer, Inc.                                         1,336
     5,200  Pharmacia & Upjohn, Inc.                               228
     1,800  PPG Industries, Inc.                                   122
     1,600  Praxair, Inc.                                           82

SCHEDULES OF INVESTMENTS MARCH 31, 1998

STOCK INDEX FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            CHEMICALS AND ALLIED PRODUCTS - 10.6% (CONT'D.)
       600  Rohm & Haas Co.                                   $     62
     7,600  Schering-Plough Corp.                                  621
     1,800  Sherwin-Williams Co.                                    64
     1,000  Sigma-Aldrich Corp.                                     37
     1,300  Union Carbide Corp.                                     65
     2,800  Warner-Lambert Co.                                     477
                                                            ----------
                                                                 9,943
                                                            ----------

            COMMUNICATIONS - 8.7%
     5,200  AirTouch Communications, Inc.<F1>                      254
     1,900  ALLTEL Corp.                                            83
    11,300  Ameritech Corp.                                        559
    16,800  AT&T Corp.                                           1,103
     8,004  Bell Atlantic Corp.                                    820
    10,200  BellSouth Corp.                                        689
     1,100  Clear Channel Communications, Inc.<F1>                 108
     3,600  Comcast Corp., Class A                                 127
     1,700  Frontier Corp.                                          55
     1,500  General Instrument Corp.<F1>                            31
     9,900  GTE Corp.                                              593
     6,700  Lucent Technologies, Inc.                              857
       800  Mallinckrodt, Inc.                                      32
     7,200  MCI Communications Corp.                               356
     2,700  Nextel Communications, Inc.<F1>                         91
     1,000  Providian Corp.                                         57
    18,956  SBC Communications, Inc.                               827
     4,400  Sprint Corp.                                           298
     1,900  Tellabs, Inc.<F1>                                      128
     5,000  U.S. WEST Communications Group                         274
     6,300  U.S. WEST Media Group<F1>                              219
     3,600  ViaCom, Inc., Class B<F1>                              193
    10,500  WorldCom, Inc. <F1>                                    452
                                                            ----------
                                                                 8,206
                                                            ----------

            COMPUTERS AND OFFICE MACHINES - 6.3%
       700  Adobe Systems, Inc.                                     32
     1,300  Apple Computer, Inc. <F1>                               36
     2,300  Bay Networks, Inc. <F1>                                 62
     1,600  Cabletron Systems, Inc. <F1>                            23
       800  Ceridian Corp. <F1>                                     43
    10,550  Cisco Systems, Inc. <F1>                               721
    15,640  Compaq Computer Corp. <F1>                             405
       500  Data General Corp. <F1>                                  9
     6,700  Dell Computer Corp. <F1>                               454
     1,500  Digital Equipment Corp. <F1>                            78

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMPUTERS AND OFFICE MACHINES - 6.3% (CONT'D.)
     5,100  EMC Corp. <F1>                                     $   193
    10,000  International Business Machines Corp.                1,039
    25,100  Microsoft Corp. <F1>                                 2,246
     2,600  Parametric Technology Co. <F1>                          87
     3,000  Pitney Bowes, Inc.                                     151
     2,500  Seagate Technology, Inc. <F1>                           63
     1,800  Silicon Graphics, Inc. <F1>                             25
     1,100  Tandy Corp.                                             52
     3,700  3Com Corp.                                             133
     2,500  Unisys Corp. <F1>                                       47
                                                            ----------
                                                                 5,899
                                                            ----------

            CONSTRUCTION - 0.2%
     2,300  Dover Corp.                                             87
     1,800  Dresser Industries, Inc.                                87
                                                            ----------
                                                                   174
                                                            ----------

            CONSUMER PRODUCTS - 4.7%
     1,400  Avon Products, Inc.                                    109
     1,800  Fortune Brands, Inc.                                    72
     5,800  Gillette Co.                                           688
    13,900  Johnson & Johnson                                    1,019
     5,700  Kimberly-Clark Corp.                                   286
    25,000  Philip Morris Cos., Inc.                             1,042
    13,900  Procter & Gamble Co.                                 1,173
                                                            ----------
                                                                 4,389
                                                            ----------

            CREDIT INSTITUTIONS - 0.6%
       500  Beneficial Corp.                                        62
     1,100  Countrywide Credit Industries, Inc.                     59
     1,100  Household International, Inc.                          152
     5,175  MBNA Corp.                                             185
     1,200  MGIC Investment Corp.                                   79
                                                            ----------
                                                                   537
                                                            ----------

            ELECTRONICS AND ELECTRICAL EQUIPMENT - 6.9%
     1,400  Advanced Micro Devices, Inc. <F1>                       41
     2,300  AMP, Inc.                                              101
       850  Andrew Corp. <F1>                                       17
     3,800  Applied Materials, Inc. <F1>                           134
     1,200  Cooper Industries, Inc.                                 71
     1,200  DSC Communications Corp. <F1>                           22
     4,600  Emerson Electric Co.                                   300
    33,800  General Electric Co.                                 2,913
       800  Harris Corp.                                            42

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

STOCK INDEX FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            ELECTRONICS AND ELECTRICAL
            EQUIPMENT - 6.9% (CONT'D.)
    16,900  Intel Corp.                                         $1,319
       900  KLA-Tencor Corp. <F1>                                   34
     1,400  LSI Logic Corp. <F1>                                    35
     1,000  Maytag Corp.                                            48
     2,200  Micron Technology, Inc.                                 64
     6,200  Motorola, Inc.                                         376
     1,700  National Semiconductor Corp. <F1>                       36
       400  National Service Industries, Inc.                       24
     5,400  Northern Telecom Ltd.                                  349
       900  Raychem Corp.                                           37
       800  Scientific-Atlanta, Inc.                                16
     5,200  Tele-Communications, Inc. <F1>                         162
     4,000  Texas Instruments, Inc.                                216
       600  Thomas & Betts Corp.                                    38
       800  Whirlpool Corp.                                         55
                                                            ----------
                                                                 6,450
                                                            ----------

            FOOD AND BEVERAGES - 6.5%
     5,100  Anheuser-Busch Cos., Inc.                              236
     5,885  Archer-Daniels-Midland Co.                             129
     1,500  Bestfoods                                              175
       700  Brown-Forman Corp., Class B                             39
     4,700  Campbell Soup Co.                                      267
    25,500  Coca-Cola (The) Co.                                  1,975
     4,900  ConAgra, Inc.                                          157
       400  Coors (Adolph) Co., Class B                             14
     1,500  Darden Restaurants, Inc.                                23
     1,600  General Mills, Inc.                                    122
       600  Giant Food, Inc., Class A                               23
     3,800  Heinz (H.J.) Co.                                       222
     1,500  Hershey Foods Corp.                                    107
     4,200  Kellogg Co.                                            181
     7,100  McDonalds Corp.                                        426
    15,700  PepsiCo, Inc.                                          670
     1,400  Quaker Oats (The) Co.                                   80
     1,100  Ralston-Ralston Purina Group                           117
     4,900  Sara Lee Corp.                                         302
     3,700  Seagram (The) Co. Ltd.                                 141
     1,530  Tricon Global Restaurants, Inc. <F1>                    46
     6,600  Unilever N.V.                                          453
     1,900  UST, Inc.                                               61
       470  Vlasic Foods Int'l., Inc. <F1>                          12
     1,300  Wendy's International, Inc.                             29
     1,200  Wrigley (Wm.) Jr. Co.                                   98
                                                            ----------
                                                                 6,105
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            FURNITURE - 0.1%
     1,700  Masco Corp.                                        $   101
                                                            ----------

            GENERAL BUILDING CONTRACTORS - 0.2%
       600  Centex Corp.                                            23
     1,300  Honeywell, Inc.                                        107
       400  Kaufman & Broad Home Corp.                              13
                                                            ----------
                                                                   143
                                                            ----------

            GLASS, CLAY AND STONE PRODUCTS - 0.2%
     2,400  Corning, Inc.                                          106
     1,600  Newell Co.                                              78
                                                            ----------
                                                                   184
                                                            ----------

            HEALTH SERVICES - 1.3%
       900  ALZA Corp. <F1>                                         40
     1,100  Cardinal Health, Inc.                                   97
     6,700  Columbia/HCA Healthcare Corp.                          216
     1,600  Guidant Corp.                                          117
     2,200  HBO & Co.                                              133
     4,000  HEALTHSOUTH Corp. <F1>                                 112
     1,700  Humana, Inc. <F1>                                       42
       700  Manor Care, Inc.                                        26
     4,800  Medtronic, Inc.                                        249
       900  St. Jude Medical, Inc. <F1>                             30
     3,200  Tenet Healthcare Corp. <F1>                            116
                                                            ----------
                                                                 1,178
                                                            ----------

            HEAVY CONSTRUCTION - 0.2%
       900  Fluor Corp.                                             45
       400  Foster Wheeler Corp.                                    12
     2,700  Halliburton Co.                                        136
                                                            ----------
                                                                   193
                                                            ----------

            INDUSTRIAL INSTRUMENTS - 2.1%
       600  Bard (C.R.), Inc.                                       22
       600  Bausch & Lomb, Inc.                                     27
     1,300  Becton, Dickinson & Co.                                 88
     1,100  Biomet, Inc.                                            33
     2,000  Boston Scientific Corp. <F1>                           135
     3,400  Eastman Kodak Co.                                      221
    10,700  Hewlett-Packard Co.                                    678
       900  Johnson Controls, Inc.                                  55
       400  Millipore Corp.                                         14
       500  Perkin-Elmer Corp.                                      36
       500  Polaroid Corp.                                          22
     3,500  Raytheon Co.                                           204

SCHEDULES OF INVESTMENTS MARCH 31, 1998

STOCK INDEX FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            INDUSTRIAL INSTRUMENTS - 2.1% (CONT'D.)
       550  Tektronix, Inc.                                   $     25
       800  United States Surgical Corp.                            26
     3,400  Xerox Corp.                                            362
                                                            ----------
                                                                 1,948
                                                            ----------

            INSURANCE SERVICES - 4.8%
     1,500  Aetna, Inc.                                            125
     4,400  Allstate Corp.                                         405
     2,621  American General Corp.                                 170
     7,250  American International Group, Inc.                     913
     1,750  Aon Corp.                                              113
     1,800  Chubb (The) Corp.                                      141
       800  CIGNA Corp.                                            164
       600  Cincinnati Financial Corp.                              75
     1,900  Conseco, Inc.                                          108
       800  General Re Corp.                                       177
     1,200  Hartford Financial Services Group (The), Inc.          130
       700  Jefferson-Pilot Corp.                                   62
     1,100  Lincoln National Corp.                                  93
     1,200  Loews Corp.                                            125
     1,800  Marsh & McLennan Cos., Inc.                            157
     1,000  MBIA, Inc.                                              78
       700  Progressive Corp.                                       94
     1,500  SAFECO Corp.                                            82
       900  St. Paul Cos., Inc.                                     80
     2,050  SunAmerica, Inc.                                        98
     1,400  Torchmark Corp.                                         64
       600  Transamerica Corp.                                      70
    11,855  Travelers Group, Inc.                                  711
     1,900  United Healthcare Corp.                                123
     1,400  UNUM Corp.                                              77
     1,100  USF&G Corp.                                             27
                                                            ----------
                                                                 4,462
                                                            ----------

            JEWELRY AND PRECIOUS METALS - 0.0%
       400  Jostens, Inc.                                           10
                                                            ----------

            LUMBER AND WOOD PRODUCTS - 0.0%
     1,100  Louisiana-Pacific Corp.                                 26
                                                            ----------

            MACHINERY - 1.3%
     1,700  Baker Hughes, Inc.                                      68
     1,000  Black & Decker Corp.                                    53
       300  Briggs & Stratton Corp.                                 14
     1,000  Brunswick Corp.                                         35

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            MACHINERY - 1.3% (CONT'D.)
       800  Case Corp.                                        $     55
     3,800  Caterpillar, Inc.                                      209
       400  Cincinnati Milacron, Inc.                               13
       400  Cummins Engine Co., Inc.                                22
     2,600  Deere & Co.                                            161
       500  General Signal Corp.                                    23
       500  Harnischfeger Industries, Inc.                          17
     1,700  Ingersoll-Rand Co.                                      81
     1,800  Tenneco, Inc.                                           77
     1,600  Thermo Electron Corp. <F1>                              65
       600  Timken (The) Co.                                        20
     5,900  Tyco International Ltd.                                322
                                                            ----------
                                                                 1,235
                                                            ----------

            MANUFACTURING - 0.1%
       300  Aeroquip-Vickers, Inc.                                  17
       600  Alberto-Culver Co., Class B                             18
     1,200  ITT Industries, Inc.                                    46
       200  Pulte Corp.                                              9
                                                            ----------
                                                                    90
                                                            ----------

            MERCHANDISE - GENERAL - 0.1%
       600  Snap-On, Inc.                                           27
       900  Stanley Works (The)                                     50
                                                            ----------
                                                                    77
                                                            ----------

            METAL MINING - 0.3%
     3,800  Barrick Gold Corp.                                      82
     2,200  Battle Mountain Gold Co.                                14
       900  Cyprus Amax Minerals Co.                                15
     1,900  Freeport-McMoRan Copper & Gold, Inc.,
            Class B                                                 38
     1,400  Homestake Mining Co.                                    15
     1,700  Inco Ltd.                                               32
     1,644  Newmont Mining Corp.                                    50
     2,500  Placer Dome, Inc.                                       33
                                                            ----------
                                                                   279
                                                            ----------

            METAL PRODUCTS - 0.2%
     2,000  Allegheny Teledyne, Inc.                                56
       300  Ball Corp.                                              10
       450  Crane Co.                                               24
       600  McDermott International, Inc.                           25
     1,150  Parker-Hannifin Corp.                                   59
                                                            ----------
                                                                   174
                                                            ----------

See Notes to the Financial Statements.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

STOCK INDEX FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------
            MORTGAGE AGENCIES - 1.1%
    11,000  Fannie Mae                                         $   696
     7,200  Freddie Mac                                            342
                                                            ----------
                                                                 1,038
                                                            ----------

            NATURAL GAS - 0.6%
     1,000  Apache Corp.                                            37
     1,100  Coastal Corp.                                           72
       500  Columbia Gas System, Inc.                               39
     1,000  Consolidated Natural Gas Co.                            58
       200  Eastern Enterprises                                      9
     3,200  Enron Corp.                                            148
       500  NICOR, Inc.                                             21
       300  ONEOK, Inc.                                             12
       900  Pacific Enterprises                                     37
       400  Peoples Energy Corp.                                    15
     1,100  Sonat, Inc.                                             48
     3,300  Williams (The) Cos., Inc.                              106
                                                            ----------
                                                                   602
                                                            ----------

            OFFICE EQUIPMENT - 0.1%
     1,400  IKON Office Solutions, Inc.                             48
                                                            ----------

            OIL AND GAS - 4.5%
       600  Anadarko Petroleum Corp.                                41
     1,857  Burlington Resources, Inc.                              89
     6,800  Chevron Corp.                                          546
    25,500  Exxon Corp.                                          1,724
       500  Helmerich & Payne, Inc.                                 16
     3,500  Occidental Petroleum Corp.                             103
     1,100  Oryx Energy Co. <F1>                                    29
       900  Rowan Cos., Inc. <F1>                                   26
    22,100  Royal Dutch Petroleum Co. ADR                        1,256
     5,100  Schlumberger Ltd.                                      386
     2,569  Union Pacific Resources Group, Inc.                     61
       600  Western Atlas, Inc. <F1>                                46
                                                            ----------
                                                                 4,323
                                                            ----------

            PACKAGING AND CONTAINER PRODUCTS - 0.1%
     1,300  Crown Cork & Seal Co., Inc.                             70
     1,500  Owens-Illinois, Inc. <F1>                               65
                                                            ----------
                                                                   135
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            PAPER PRODUCTS - 1.2%
     1,100  Avery Dennison Corp.                              $     59
       500  Bemis Co., Inc.                                         23
       600  Boise Cascade Co.                                       22
     1,000  Champion International Corp.                            54
     2,200  Fort James Corp.                                       101
     1,000  Georgia-Pacific Corp.                                   65
     3,100  International Paper Co.                                145
     1,100  Mead Corp.                                              39
     4,200  Minnesota Mining & Manufacturing Co.                   383
     1,000  Stone Container Corp.                                   13
       600  Temple-Inland, Inc.                                     37
       700  Union Camp Corp.                                        42
     1,000  Westvaco Corp.                                          31
     2,100  Weyerhaeuser Co.                                       119
                                                            ----------
                                                                 1,133
                                                            ----------

            PERSONAL SERVICES - 0.4%
     1,100  Block (H&R), Inc.                                       52
     2,600  Hilton Hotels Corp.                                     83
     1,300  Marriott International, Inc.                            48
     1,300  Marriott International, Inc., Class A                   47
     2,600  Service Corp. International                            110
     1,100  Willamette Industries, Inc.                             41
                                                            ----------
                                                                   381
                                                            ----------

            PETROLEUM - 2.3%
       900  Amerada Hess Corp.                                      52
     5,000  Amoco Corp.                                            432
       800  Ashland, Inc.                                           45
     3,300  Atlantic Richfield Co.                                 259
       500  Kerr-McGee Corp.                                        35
     8,100  Mobil Corp.                                            621
       500  Pennzoil Co.                                            32
     2,700  Phillips Petroleum Co.                                 135
       700  Sun Co., Inc.                                           29
     5,700  Texaco, Inc.                                           343
     2,500  Unocal Corp.                                            97
     3,000  USX - Marathon Group                                   113
                                                            ----------
                                                                 2,193
                                                            ----------

            PRINTING AND PUBLISHING - 1.3%
       800  American Greetings Corp., Class A                       37
       800  Deluxe Corp.                                            26
     1,500  Donnelley (R.R.) & Sons Co.                             62


SCHEDULES OF INVESTMENTS MARCH 31, 1998

STOCK INDEX FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            PRINTING AND PUBLISHING - 1.3% (CONT'D.)
     1,000  Dow Jones & Co., Inc.                             $     53
     2,900  Gannett Co., Inc.                                      208
       900  Knight-Ridder, Inc.                                     50
     1,000  McGraw Hill Cos., Inc.                                  76
       500  Meredith Corp.                                          21
       900  Moore Corp. Ltd.                                        15
     1,000  New York Times Co., Class A                             70
     6,000  Time Warner, Inc.                                      432
       900  Times Mirror Co., Class A                               57
     1,300  Tribune Co.                                             92
                                                            ----------
                                                                 1,199
                                                            ----------

            PROFESSIONAL SERVICES - 2.1%
       500  Autodesk, Inc.                                          22
     3,100  Automatic Data Processing, Inc.                        211
     8,364  Cendant Corp. <F1>                                     331
     5,650  Computer Associates International, Inc.                326
     1,600  Computer Sciences Corp. <F1>                            88
     1,500  Equifax, Inc.                                           55
     4,400  First Data Corp.                                       143
     1,350  Interpublic Group of Cos., Inc.                         84
     3,500  Novell, Inc. <F1>                                       37
     1,700  Omnicom Group, Inc.                                     80
    10,150  Oracle Corp. <F1>                                      320
       800  Ryder System, Inc.                                      30
       300  Shared Medical Systems Corp.                            24
       325  Sodexho Marriott Services, Inc.                          9
     3,900  Sun Microsystems, Inc. <F1>                            163
                                                            ----------
                                                                 1,923
                                                            ----------

            RECREATION AND LEISURE SERVICES - 1.1%
     7,000  Disney (The Walt) Co.                                  747
       700  Harcourt General, Inc.                                  39
     1,000  Harrah's Entertainment, Inc. <F1>                       25
       700  King World Productions, Inc.                            20
     3,000  Mattel, Inc.                                           119
     1,800  Mirage Resorts, Inc. <F1>                               44
                                                            ----------
                                                                   994
                                                            ----------

            RESEARCH AND CONSULTING SERVICES - 0.2%
     1,700  Cognizant Corp.                                         97
     1,700  Dun & Bradstreet (The) Corp.                            58
       400  EG&G, Inc.                                              12
                                                            ----------
                                                                   167
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------
            RETAIL - 5.0%
     2,500  Albertson's, Inc.                                  $   132
     2,800  American Stores Co.                                     73
     1,600  AutoZone, Inc. <F1>                                     54
     1,000  Charming Shoppes, Inc. <F1>                              5
     1,000  Circuit City Stores, Inc.                               43
     1,100  Consolidated Stores Corp. <F1>                          47
     2,200  Costco Cos., Inc. <F1>                                 117
     1,800  CVS Corp.                                              136
     2,300  Dayton-Hudson Corp.                                    202
     1,100  Dillard's, Inc., Class A                                41
     2,200  Federated Department Stores, Inc.                      114
     4,100  Gap (The), Inc.                                        185
       400  Great Atlantic & Pacific Tea Co., Inc.                  12
     1,250  Hasbro, Inc.                                            44
     7,550  Home Depot (The), Inc.                                 509
     5,000  Kmart Corp. <F1>                                        83
     2,600  Kroger Co. <F1>                                        120
     2,800  Limited (The), Inc.                                     80
       400  Longs Drug Stores, Inc.                                 12
     1,800  Lowe's Cos., Inc.                                      126
     2,400  May Department Stores Co.                              152
       400  Mercantile Stores Co., Inc.                             27
     3,000  Nike, Inc., Class B                                    133
       800  Nordstrom, Inc.                                         51
     2,600  Penney (J.C.) Co., Inc.                                197
       600  Pep Boys - Manny, Moe & Jack                            14
       600  Reebok International Ltd. <F1>                          18
     2,700  Rite Aid Corp.                                          92
     4,000  Sears, Roebuck & Co.                                   230
       600  SUPERVALU , Inc.                                        28
     1,700  TJX Cos., Inc.                                          77
     2,900  Toys "R" Us, Inc. <F1>                                  87
    23,200  Wal-Mart Stores, Inc.                                1,179
     5,100  Walgreen Co.                                           179
     1,500  Winn-Dixie Stores, Inc.                                 70
     1,400  Woolworth Corp. <F1>                                    35
                                                            ----------
                                                                 4,704
                                                            ----------

            RUBBER AND PLASTICS - 0.6%
       400  Armstrong World Industries, Inc.                        35
       800  Cooper Tire & Rubber Co.                                19
     1,600  Goodyear (The) Tire & Rubber Co.                       121
     6,100  Monsanto Co.                                           317
     1,500  Rubbermaid, Inc.                                        43
       600  Tupperware Corp.                                        16
                                                            ----------
                                                                   551
                                                            ----------

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

STOCK INDEX FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            SANITARY SERVICES - 0.3%
     2,000  Browning-Ferris Industries, Inc.                     $  65
     3,300  Laidlaw, Inc.                                           52
     4,723  Waste Management, Inc.                                 146
                                                            ----------
                                                                   263
                                                            ----------

            SERVICE INDUSTRY MACHINERY - 0.3%
     7,300  CBS Corp. <F1>                                         248
     1,300  Pall Corp.                                              28
                                                            ----------
                                                                   276
                                                            ----------

            STEEL PRODUCTS - 0.5%
     2,300  Alcan Aluminium Ltd.                                    72
     1,800  Aluminum Co. of America                                124
     1,000  Armco, Inc. <F1>                                         6
       400  ASARCO, Inc.                                            11
     1,100  Bethlehem Steel Corp. <F1>                              15
     1,400  Engelhard Corp.                                         27
       500  Inland Steel Industries, Inc.                           14
       900  Nucor Corp.                                             49
       500  Owens Corning                                           18
       600  Phelps Dodge Corp.                                      39
       800  Reynolds Metals Co.                                     49
       900  USX - U.S. Steel Group                                  34
       900  Worthington Industries, Inc.                            16
                                                            ----------
                                                                   474
                                                            ----------

            TEXTILES - 0.1%
       700  Fruit of the Loom, Inc., Class A<F1>                    21
       400  Russell Corp.                                           11
       200  Springs Industries, Inc., Class A                       11
                                                            ----------
                                                                    43
                                                            ----------

            TRANSPORTATION PARTS AND EQUIPMENT - 3.9%
     5,800  AlliedSignal, Inc.                                     244
    10,352  Boeing (The) Co.                                       540
     6,700  Chrysler Corp.                                         278
     1,100  Dana Corp.                                              64
       800  Eaton Corp.                                             76
       700  Echlin, Inc.                                            37
       400  Fleetwood Enterprises, Inc.                             19
    12,400  Ford Motor Co.                                         804
       600  General Dynamics Corp.                                  52
     7,300  General Motors Corp.                                   492
     2,600  Illinois Tool Works, Inc.                              168

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            TRANSPORTATION PARTS AND
            EQUIPMENT - 3.9% (CONT'D.)
     2,000  Lockheed Martin Corp. <F1>                         $   225
       700  Navistar International Corp.                            24
       700  Northrop Grumman Corp.                                  75
       800  PACCAR, Inc.                                            48
     2,100  Rockwell International Corp.                           120
     1,700  Textron, Inc.                                          131
     1,300  TRW, Inc.                                               72
     2,400  United Technologies Corp.                              222
                                                            ----------
                                                                 3,691
                                                            ----------

            TRANSPORTATION SERVICES - 1.1%
       900  AMR Corp. <F1>                                         129
     1,600  Burlington Northern Santa Fe Corp.                     166
     2,300  CSX Corp.                                              137
       800  Delta Air Lines, Inc.                                   95
     1,540  FDX Corp. <F1>                                         110
     3,900  Norfolk Southern Corp.                                 146
     2,300  Southwest Airlines Co.                                  68
     2,600  Union Pacific Corp.                                    146
       900  US Airways Group, Inc. <F1>                             67
                                                            ----------
                                                                 1,064
                                                            ----------

            UTILITIES - 2.2%
     1,400  Ameren Corp.                                            59
     2,000  American Electric Power Co.                            100
     1,500  Baltimore Gas & Electric Co.                            49
     1,600  Carolina Power & Light Co.                              72
     2,200  Central & South West Corp.                              59
     1,600  Cinergy Corp.                                           59
       100  Columbia Energy Group                                    8
     2,400  Consolidated Edison Co. of New York, Inc.              112
     2,000  Dominion Resources, Inc.                                84
     1,500  DTE Energy Co.                                          59
     3,744  Duke Power Co.                                         222
     3,900  Edison International                                   115
     2,500  Entergy Corp.                                           74
     2,400  Firstenergy Corp.                                       74
     1,900  FPL Group, Inc.                                        122
     1,300  GPU, Inc.                                               58
     1,400  Niagara Mohawk Power Corp. <F1>                         18
       800  Northern States Power Co.                               47
     3,000  PacifiCorp                                              74
     2,300  PECO Energy Co.                                         51

SCHEDULES OF INVESTMENTS MARCH 31, 1998

STOCK INDEX FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            UTILITIES - 2.2% (CONT'D.)
     4,500  PG&E Corp.                                       $     148
     1,700  PP&L Resources, Inc.                                    40
     2,400  Public Service Enterprise Group, Inc.                   91
     7,100  Southern Co.                                           196
     2,512  Texas Utilities Co.                                     99
     2,200  Unicom Corp.                                            77
                                                            ----------
                                                                 2,167
                                                            ----------

            WHOLESALE - 0.2%
     1,850  Genuine Parts Co.                                       71
       500  Grainger (W.W.), Inc.                                   51
       300  Potlatch Corp.                                          13
     3,500  Sysco Corp.                                             90
                                                            ----------
                                                                   225
                                                            ----------

            Total Common Stocks
            (cost $72,247)                                      89,117
                                                            ----------


PRINCIPAL
AMOUNT
(000S)
----------

            SHORT-TERM INVESTMENTS - 4.9%

    $4,376  Banque Paribas, Grand Cayman,
            6.125%, 04/1/98                                      4,376
       205  U.S. Treasury Bill,
            5.45%, 4/16/98 <F1>                                    205
                                                            ----------

            Total Short-Term Investments
            (cost $4,581)                                        4,581
                                                            ----------

            Total Investments - 99.8%
            (cost $76,828)                                      93,698

            Other Assets less Liabilities - 0.2%                   209
                                                            ----------

            NET ASSETS - 100.0%                                $93,907
                                                            ==========


OPEN FUTURES CONTRACTS:

                          Contract                            Unrealized
             Number of     Amount     Contract     Contract      Gain
   Type      Contracts     (000s)     Position       Exp.       (000s)
-------------------------------------------------------------------------
S&P 500 MINI    83         $4,609       Long         6/98         $72
                                                                  ====



<F2> Security pledged to cover margin requirements for open futures contracts.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

GROWTH EQUITY FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMMON STOCKS - 98.7%

            BANKING - 7.0%
    37,600  Banc One Corp.                                    $  2,378
    20,800  Chase Manhattan Corp.                                2,805
   117,750  Fifth Third Bancorp                                 10,068
   272,200  State Street Corp.                                  18,527
                                                            ----------
                                                                33,778
                                                            ----------

            BROKERAGE AND FINANCIAL SERVICES - 5.2%
   168,200  Merrill Lynch & Co., Inc.                           13,961
   154,100  Price (T. Rowe) Associates, Inc.                    10,845
                                                            ----------
                                                                24,806
                                                            ----------

            CHEMICALS AND ALLIED PRODUCTS - 9.6%
    76,500  Bristol-Myers Squibb Co.                             7,980
    54,800  du Pont (E.I.) de Nemours & Co.                      3,726
   114,300  Lilly (Eli) & Co.                                    6,815
   147,000  Pfizer, Inc.                                        14,654
    52,400  Schering-Plough Corp.                                4,280
    49,600  Warner-Lambert Co.                                   8,448
                                                            ----------
                                                                45,903
                                                            ----------

            COMMUNICATIONS - 4.9%
    83,100  Ameritech Corp.                                      4,108
    67,900  AT&T Corp.                                           4,456
    63,200  Bell Atlantic Corp.                                  6,478
    36,300  Lucent Technologies, Inc.                            4,642
    59,150  Tellabs, Inc. <F1>                                   3,971
                                                            ----------
                                                                23,655
                                                            ----------

            COMPUTERS AND OFFICE MACHINES - 12.2%
   159,150  Cisco Systems, Inc. <F1>                            10,882
    76,600  Computer Sciences Corp. <F1>                         4,213
   115,700  EMC Corp. <F1>                                       4,375
    89,300  Intel Corp.                                          6,971
   116,800  Microsoft Corp. <F1>                                10,454
    58,400  Network Associates, Inc. <F1>                        3,869
   237,500  PeopleSoft, Inc. <F1>                               12,513
   186,200  Siebel Systems, Inc. <F1>                            5,353
                                                            ----------
                                                                58,630
                                                            ----------

            CONSUMER PRODUCTS - 5.5%
    48,000  Gillette Co.                                         5,697
   111,700  Johnson & Johnson                                    8,189

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            CONSUMER PRODUCTS - 5.5% (CONT'D.)
   147,700  Philip Morris Cos., Inc.                          $  6,157
    73,900  Procter & Gamble Co.                                 6,235
                                                            ----------
                                                                26,278
                                                            ----------

            ELECTRONICS AND OTHER ELECTRICAL
            EQUIPMENT - 5.5%
   233,100  General Electric Co.                                20,090
    39,200  KLA-Tencor Corp. <F1>                                1,499
    67,200  Solectron Corp. <F1>                                 2,839
    39,500  Texas Instruments, Inc.                              2,138
                                                            ----------
                                                                26,566
                                                            ----------

            FOOD AND BEVERAGES - 5.5%
   183,500  Coca-Cola (The) Co.                                 14,210
   115,000  PepsiCo, Inc.                                        4,909
    79,300  Sara Lee Corp.                                       4,887
    34,600  Suiza Foods Corp. <F1>                               2,128
                                                            ----------
                                                                26,134
                                                            ----------

            GENERAL BUILDING CONTRACTORS - 0.7%
    65,100  Centex Corp.                                         2,482
    51,300  D.R. Horton, Inc.                                    1,090
                                                            ----------
                                                                 3,572
                                                            ----------

            HEALTH SERVICES - 3.6%
    22,500  Cardinal Health, Inc.                                1,984
    64,500  Guidant Corp.                                        4,733
   152,700  Health Management Associates, Inc. <F1>              4,371
   121,400  Medtronic, Inc.                                      6,298
                                                            ----------
                                                                17,386
                                                            ----------

            HEAVY CONSTRUCTION - 0.2%
    21,600  Halliburton Co.                                      1,084
                                                            ----------

            INDUSTRIAL PRODUCTS - 0.4%
    26,600  Becton, Dickinson and Co.                            1,811
                                                            ----------

            INSURANCE SERVICES - 4.6%
    24,300  Allstate Corp.                                       2,234
    81,300  American International Group, Inc.                  10,239
    81,700  MBIA, Inc.                                           6,332
    56,100  Mutual Risk Management Ltd.                          1,900
    21,500  UNUM Corp.                                           1,187
                                                            ----------
                                                                21,892
                                                            ----------
See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 1998

GROWTH EQUITY FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            MACHINERY - 0.6%
    48,700  Tyco International Ltd.                           $  2,660
                                                            ----------

            MEDICAL PRODUCTS AND EQUIPMENT - 0.8%
    57,800  Elan Corp. PLC ADR<F2>                               3,735
                                                            ----------

            OIL AND GAS - 9.4%
    43,800  Amoco Corp.                                          3,783
    39,600  BJ Services Co. <F1>                                 1,443
    59,400  Diamond Offshore Drilling, Inc.                      2,695
   182,000  Exxon Corp.                                         12,308
    55,100  Mobil Corp.                                          4,222
   150,900  Royal Dutch Petroleum Co. ADR                        8,573
    95,900  Schlumberger Ltd.                                    7,264
    96,900  Transocean Offshore, Inc.                            4,984
                                                            ----------
                                                                45,272
                                                            ----------

            PROFESSIONAL SERVICES - 2.6%
    90,800  Automatic Data Processing, Inc.                      6,180
    43,500  Interpublic Group of Cos. (The), Inc.                2,702
    62,800  Paychex, Inc.                                        3,623
                                                            ----------
                                                                12,505
                                                            ----------

            RECREATION AND LEISURE SERVICES - 1.0%
    45,100  Disney (The Walt) Co.                                4,814
                                                            ----------

            RESTAURANTS - 1.9%
   199,500  Starbucks Corp. <F1>                                 9,040
                                                            ----------

            RETAIL - 12.2%
    34,700  99 Cents Only Stores<F1>                             1,212
    62,300  Cracker Barrel Old Country Store, Inc.               2,492
    81,000  Dayton Hudson Corp.                                  7,128
   117,800  Gap (The), Inc.                                      5,301
    35,200  General Nutrition Cos., Inc. <F1>                    1,399
   168,100  Home Depot (The), Inc.                              11,336
    78,200  Kohl's Corp. <F1>                                    6,393
    24,000  Linens 'n Things, Inc. <F1>                          1,319
    85,800  Ross Stores, Inc.                                    3,786
   236,200  Wal-Mart Stores, Inc.                               12,002
   179,000  Walgreen Co.                                         6,299
                                                            ----------
                                                                58,667
                                                            ----------

            TRANSPORTATION SERVICES - 0.5%
    93,300  Comair Holdings, Inc.                                2,472
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            U.S. GOVERNMENT AGENCIES - 2.3%
    82,600  Fannie Mae                                      $    5,224
   124,500  Freddie Mac                                          5,906
                                                            ----------
                                                                11,130
                                                            ----------

            UTILITIES - 2.5%
    86,600  Cinergy Corp.                                        3,204
    44,200  New Century Energies, Inc.                           2,227
    85,100  NIPSCO Industries, Inc.                              2,383
    99,700  Texas Utilities Co.                                  3,920
                                                            ----------
                                                                11,734
                                                            ----------

            Total Common Stocks
            (cost $324,924)                                    473,524
                                                            ----------

PRINCIPAL
AMOUNT
(000S)

            SHORT-TERM INVESTMENTS - 1.0%

    $4,729  Banque Paribas, Grand Cayman,
            6.125%, 4/1/98                                       4,729


       225  U.S. Treasury Bill,
            5.46%, 4/16/98 <F1>                                    224
                                                            ----------

            Total Short-Term Investments
            (cost $4,953)                                        4,953
                                                            ----------

            Total Investments - 99.7%
            (cost $329,877)                                    478,477

            Other Assets less Liabilities - 0.3%                 1,305
                                                            ----------

            NET ASSETS - 100.0%                               $479,782
                                                            ==========

OPEN FUTURES CONTRACTS:


                                Contract                          Unrealized
                    Number of    Amount     Contract    Contract     Gain
Type                Contracts    (000s)     Position      Exp.      (000s)
----------------------------------------------------------------------------
S&P 500               14         $3,887       Long       6/98        $18
                                                                      ==


<F2> Security pledged as collateral to cover margin requirements for open futures contracts.

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SELECT EQUITY FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMMON STOCKS - 99.0%

            BANKING - 6.3%
    10,000  AmSouth Bancorporation                           $     591
    53,000  Banc One Corp.                                       3,352
     4,500  Citicorp                                               639
    10,000  NationsBank Corp.                                      729
    33,500  Norwest Corp.                                        1,392
    18,000  State Street Corp.                                   1,225
                                                            ----------
                                                                 7,928
                                                            ----------

            BROKERAGE AND FINANCIAL SERVICES - 2.5%
    18,500  Associates First Capital Corp., Class A              1,462
     6,000  CCB Financial Corp.                                    663
     8,700  Franklin Resources, Inc.                               461
     8,500  Price (T. Rowe) Associates, Inc.                       598
                                                            ----------
                                                                 3,184
                                                            ----------

            CHEMICALS AND ALLIED PRODUCTS - 0.5%
    10,000  du Pont (E.I.) de Nemours & Co.                        680
                                                            ----------

            COMMUNICATIONS - 8.6%
    95,000  Ameritech Corp.                                      4,697
     9,000  AT&T Corp.                                             591
     7,000  Bell Atlantic Corp.                                    718
     8,000  Lucent Technologies, Inc.                            1,023
     8,500  SBC Communications, Inc.                               371
    29,000  Tellabs, Inc. <F1>                                   1,947
     7,000  Time Warner, Inc.                                      504
    25,000  WorldCom, Inc. <F1>                                  1,077
                                                            ----------
                                                                10,928
                                                            ----------
            COMPUTERS AND OFFICE MACHINES - 9.7%
    31,500  Cisco Systems, Inc. <F1>                             2,154
    11,000  Complete Business Solutions, Inc. <F1>                 395
    10,000  Computer Horizons Corp. <F1>                           502
    24,000  Computer Sciences Corp. <F1>                         1,320
    10,000  Hewlett-Packard Co.                                    634
     8,000  Intel Corp.                                            624
    38,000  Microsoft Corp. <F1>                                 3,401
    17,000  Network Associates, Inc. <F1>                        1,126
    21,500  PeopleSoft, Inc. <F1>                                1,133
    10,000  Yahoo! Inc. <F1>                                       924
                                                            ----------
                                                                12,213
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            CONSUMER PRODUCTS - 5.9%
    12,500  Gillette Co.                                        $1,484
    10,500  Johnson & Johnson                                      770
    20,000  Newell Co.                                             969
    60,000  Philip Morris Cos., Inc.                             2,501
    21,000  Procter & Gamble Co.                                 1,772
                                                            ----------
                                                                 7,496
                                                            ----------

            CREDIT INSTITUTION - 0.4%
    13,500  MBNA Corp.                                             483
                                                            ----------

            ELECTRONICS AND OTHER ELECTRICAL
            EQUIPMENT - 6.0%
    66,500  General Electric Co.                                 5,731
    26,000  Linear Technology Corp.                              1,794
                                                            ----------
                                                                 7,525
                                                            ----------

            FOOD AND BEVERAGES - 3.8%
    35,600  Coca-Cola (The) Co.                                  2,757
    25,000  PepsiCo, Inc.                                        1,067
    14,500  Unilever N.V. ADR                                      995
                                                            ----------
                                                                 4,819
                                                            ----------

            HEALTH SERVICES - 4.9%
    10,400  Cardinal Health, Inc.                                  917
    13,000  Guidant Corp.                                          954
    48,400  HBO & Co.                                            2,922
    17,000  Medtronic, Inc.                                        882
    12,000  Omnicare, Inc.                                         476
                                                            ----------
                                                                 6,151
                                                            ----------

            HEAVY CONSTRUCTION - 1.1%
    29,000  Halliburton Co.                                      1,455
                                                            ----------

            INSURANCE SERVICES - 3.7%
    12,500  Allstate Corp.                                       1,149
    17,500  American International Group, Inc.                   2,204
    22,000  Travelers Group, Inc.                                1,320
                                                            ----------
                                                                 4,673
                                                            ----------

            OIL AND GAS - 5.9%
     6,500  Chevron Corp.                                          522
    10,000  Exxon Corp.                                            676


See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SELECT EQUITY FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            OIL AND GAS - 5.9% (CONT'D.)
    47,800  Mobil Corp.                                       $  3,663
    62,000  Newpark Resources, Inc. <F1>                         1,132
    20,000  Schlumberger Ltd.                                    1,515
                                                            ----------
                                                                 7,508
                                                            ----------

            PHARMACEUTICALS - 12.8%
    35,000  Bristol-Myers Squibb Co.                             3,651
    46,000  Elan Corp. PLC ADR<F1>                               2,973
    11,000  Incyte Pharmaceuticals, Inc. <F1>                      514
     7,000  Lilly (Eli) & Co.                                      417
     8,000  Merck & Co., Inc.                                    1,027
    40,800  Pfizer, Inc.                                         4,067
    33,000  Schering-Plough Corp.                                2,696
     5,000  Warner-Lambert Co.                                     852
                                                            ----------
                                                                16,197
                                                            ----------

            PROFESSIONAL SERVICES - 5.8%
    30,000  Accustaff, Inc. <F1>                                 1,035
    34,000  Cendant Corp. <F1>                                   1,347
    13,000  Cintas Corp.                                           673
    11,000  Interpublic Group of Cos. (The), Inc.                  683
    38,000  Paychex, Inc.                                        2,192
    18,500  Snyder Communications, Inc. <F1>                       867
    14,000  Staffmark, Inc. <F1>                                   574
                                                            ----------
                                                                 7,371
                                                            ----------

            RECREATION AND LEISURE SERVICES - 4.7%
    50,500  Carnival Corp., Class A                              3,522
    22,500  Disney (The Walt) Co.                                2,402
                                                            ----------
                                                                 5,924
                                                            ----------

            RESTAURANTS - 1.3%
    35,000  Starbucks Corp. <F1>                                 1,586
                                                            ----------

            RETAIL - 11.2%
     9,000  Dayton Hudson Corp.                                    792
    40,500  Gap (The), Inc.                                      1,823
    19,000  Home Depot (The), Inc.                               1,281
    15,000  Kohl's Corp. <F1>                                    1,226
    12,000  Linens 'n Things, Inc. <F1>                            659
    66,500  Staples, Inc. <F1>                                   1,542
    84,500  Walgreen Co.                                         2,973
    76,600  Wal-Mart Stores, Inc.                                3,892
                                                            ----------
                                                                14,188
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            U.S. GOVERNMENT AGENCIES - 3.9%
    31,000  Fannie Mae                                      $    1,961
    62,000  Freddie Mac                                          2,941
                                                            ----------
                                                                 4,902
                                                            ----------

            Total Common Stocks
            (cost $101,489)                                    125,211
                                                            ----------

PRINCIPAL
AMOUNT
(000S)
----------
            SHORT-TERM INVESTMENT - 0.5%
      $644  Banque Paribas, Grand Cayman,
            6.125%, 4/1/98
            (cost $644)                                            644
                                                            ----------

            Total Investments - 99.5%
            (cost $102,133)                                    125,855

            Other Assets less Liabilities - 0.5%                   681
                                                            ----------

            NET ASSETS - 100.0%                               $126,536
                                                            ==========

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMMON STOCKS - 99.1%

            AEROSPACE - 0.2%
    25,700  Aviall, Inc. <F1>                                  $   385
     1,300  Primex Technologies, Inc.                               60
     1,900  SPACEHAB, Inc. <F1>                                     22
     2,700  Titan Corp. (The) <F1>                                  18
     6,800  TransTechnology Corp. <F1>                             205
                                                            ----------
                                                                   690
                                                            ----------

            APPAREL - 0.7%
    18,700  Bell Sports Corp. <F1>                                 160
    13,000  Chic By H.I.S., Inc. <F1>                              118
    12,200  Deckers Outdoor Corp. <F1>                              88
    33,300  Delta Woodside Industries, Inc.                        187
     5,500  Donna Karan International, Inc. <F1>                    73
    13,500  Farah, Inc. <F1>                                        85
     6,900  Garan, Inc.                                            191
       600  Hampshire Group, LTD. <F1>                              12
     8,600  Hartmarx Corp. <F1>                                     71
    28,900  Kellwood Co.                                           891
    11,437  Movado Group, Inc.                                     330
     9,200  Oxford Industries, Inc.                                289
       600  Pluma, Inc. <F1>                                         4
       800  S & K Famous Brands, Inc. <F1>                          13
       400  Sport-Haley, Inc. <F1>                                   4
     4,600  Starter Corp. <F1>                                      15
     1,100  Supreme International Corp. <F1>                        14
    40,600  Tultex Corp. <F1>                                      155
     3,900  Weyco Group, Inc.                                       86
                                                            ----------
                                                                 2,786
                                                            ----------

            BANKING - 8.0%
       300  1st Bergen Bancorp<F1>                                   6
     7,100  Aames Financial Corp.                                   99
     1,400  ABC Bancorp                                             25
     3,750  Advantage Bancorp, Inc.                                260
    17,380  Albank Financial Corp.                                 871
    10,862  Alliance Bancorp                                       301
       700  Ambanc Holding Co., Inc.                                13
       600  Ameriana Bancorp                                        12
     2,500  American Bank of Connecticut                           146
     3,500  American Banknote Corp. <F1>                            14
     6,500  Anchor Bancorp Wisconsin, Inc.                         286
     6,940  Andover Bancorp, Inc.                                  277
     4,100  Area Bancshares Corp.                                  117
       300  Avondale Financial Corp. <F1>                            5

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            BANKING - 8.0% (CONT'D.)
     1,600  BancFirst Corp.                                   $     64
    17,600  Bay View Capital Corp.                                 612
     1,260  Beverly Bancorporation, Inc.                            34
    12,342  Brenton Banks, Inc.                                    262
     9,900  BSB Bancorp, Inc.                                      307
     4,100  Calumet Bancorp, Inc. <F1>                             144
       600  Camco Financial Corp.                                   17
       300  Cameron Financial Corp.                                  6
       900  Cass Commercial Corp.                                   31
     5,000  Cathay Bancorp, Inc.                                   179
     4,000  CB Bancshares, Inc.                                    146
     1,900  CBT Corp.                                               66
       200  Central Co-Operative Bank                                6
       700  Central Financial Acceptance Corp. <F1>                  8
       500  Charter Financial, Inc.                                 17
    11,700  CitFed Bancorp                                         658
     6,700  Coastal Bancorp, Inc.                                  223
       800  Commercial Bank of New York                             20
     4,100  Commonwealth Bancorp                                    87
     6,600  Community Bank System, Inc.                            224
       800  Community Federal Bancorp, Inc.                         15
     2,600  Community Trust Bancorp, Inc.                           83
     6,975  Covest Bancshares, Inc.                                120
    14,400  CPB, Inc.                                              277
     8,650  Dain Rauscher Corp.                                    498
    40,738  Downey Financial Corp.                               1,318
     1,300  Eagle Bancshares, Inc. <F1>                             33
     8,500  Eagle Financial Corp.                                  491
       400  Enterprise Federal Bancorp, Inc.                        12
     8,200  Evergreen Bancorp, Inc.                                193
       700  FCB Financial Corp.                                     22
       400  Fed One Bancorp, Inc.                                   15
     4,766  FFLC Bancorp, Inc.                                      93
       400  Fidelity Bancorp, Inc.                                  10
     8,000  Fidelity Bankshares, Inc.                              247
     1,300  Fidelity National Corp. <F1>                            17
       900  First Albany Cos., Inc.                                 13
     1,100  First Bell Bancorp, Inc.                                23
       200  First Colonial Group, Inc.                               7
     2,000  First Defiance Financial Corp.                          31
    10,200  First Essex Bancorp, Inc.                              246
       800  First Federal Bancshares of Arkansas, Inc.              24
    14,400  First Federal Financial Corp.                          603
     3,500  First Federal Savings & Loan Association
            of East Hartford                                       142
    17,160  First Indiana Corp.                                    461

SCHEDULES OF INVESTMENTS MARCH 31, 1998
SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            BANKING - 8.0% (CONT'D.)
     4,800  First Liberty Financial Corp.                      $   161
       300  First Midwest Bancorp                                    7
     1,600  First Merchants Corp.                                   66
    12,000  First Northern Capital Corp.                           164
     6,800  First Palm Beach Bancorp, Inc.                         274
     4,900  First Savings Bancorp, Inc.                            125
       400  First Shenango Bancorp, Inc.                            17
       200  First State Bancorporation                               5
     2,700  First State Corp.                                       63
     1,400  Flushing Financial Corp.                                35
    19,094  F.N.B. Corp.                                           740
       615  Franklin Bank N.A.                                      10
       300  FSF Financial Corp. <F1>                                 6
     4,400  GBC Bancorp                                            294
       700  German American Bancorp                                 22
    11,800  Haven Bancorp, Inc.                                    286
       300  Hawthorne Financial Corp. <F1>                           6
     1,000  HF Bancorp, Inc. <F1>                                   17
       300  HF Financial Corp.                                       9
     5,700  HMN Financial, Inc. <F1>                               171
       200  Home Bancorp                                             7
     5,625  Home Federal Bancorp                                   165
    10,090  Horizon Financial Corp.                                189
       100  Indiana United Bancorp                                   6
       800  Industrial Bancorp, Inc. <F1>                           18
     3,000  Interchange Financial Services Corp.                    92
       400  Iroquois Bancorp, Inc.                                  10
     1,600  ISB Financial Corp.                                     44
     1,900  ITLA Capital Corp. <F1>                                 40
       300  Jacksonville Bancorp, Inc.                               6
       400  James River Bankshares, Inc. <F1>                        8
     6,784  JeffBanks, Inc.                                        366
    13,600  Jefferson Savings Bancorp, Inc. <F1>                   411
       100  Kankakee Bancorp, Inc.                                   4
     2,300  Klamath First Bancorp, Inc.                             53
    18,400  Long Island Bancorp, Inc.                            1,164
       300  Mahaska Investment Co. <F1>                              6
     1,000  Mason-Dixon Bancshares, Inc.                            35
       440  Matewan BancShares, Inc.                                11
     6,100  Medford Bancorp, Inc.                                  268
     8,700  Maryland Federal Bancorp, Inc.                         340
     4,866  MASSBANK Corp.                                         244
     2,700  Merchants Bancshares, Inc. <F1>                         92
     1,400  Michigan Financial Corp.                                45
    11,602  Mid-America Bancorp                                    373
       300  Monterey Bay Bancorp, Inc.                               8

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            BANKING - 8.0% (CONT'D.)
       500  MSB Bancorp, Inc.                                 $     18
       400  Mutual Savings Bank, f.s.b. <F1>                         5
    11,013  National City Bancorporation<F1>                       373
     8,644  NBT Bancorp, Inc.                                      242
       500  North Central Bancshares, Inc.                          11
       400  NSS Bancorp, Inc.                                       19
     2,000  Ocean Financial Corp.                                   74
       500  Old Second Bancorp, Inc.                                32
    14,300  ONBANCorp, Inc.                                        990
       300  Pacific Crest Capital, Inc. <F1>                         6
       300  Pamrapo Bancorp, Inc.                                    9
     1,000  Parkvale Financial Corp.                                31
     2,600  PennFed Financial Services, Inc.                        47
     6,600  Pennfirst Bancorp, Inc.                                128
       300  Peoples Bancorp                                          7
    27,213  Peoples Heritage Financial Group Inc.                1,313
     7,893  Peoples Holdings Co.                                   290
       200  Permanent Bancorp, Inc.                                  7
       200  Perpetual Midwest Finanacial, Inc.                       6
     8,300  PonceBank                                              210
    15,000  Poughkeepsie Savings Bank, FSB                         169
       300  Princeton National Bancorp, Inc.                         9
     5,200  Progressive Bank, Inc.                                 220
       300  Pulse Bancorp, Inc.                                      8
     6,375  Quaker City Bancorp, Inc. <F1>                         142
       200  Raritan Bancorp, Inc.                                    5
     1,500  RedFed Bancorp, Inc. <F1>                               30
     1,700  Republic Bancshares, Inc. <F1>                          49
     4,100  Republic Security Financial Corp. <F1>                  47
    46,300  Riggs National Corp.                                 1,308
       400  Sandwich Bancorp, Inc. <F1>                             25
    31,200  Silicon Valley Bancshares                              608
       400  Southside Bancshares Corp.                              16
       400  Southwest Bancorp, Inc.                                 11
     3,550  Southwest Bancshares, Inc.                             116
       500  Southwest National Corp.                                25
    22,745  Sovereign Bancorp, Inc.                                414
    37,312  St. Paul Bancorp, Inc.                                 947
     7,000  Sterling Bancshares, Inc.                              190
     7,500  Sterling Financial Corp. <F1>                          195
    21,800  Sumitomo Bank of California                            818
       600  Teche Holding Co.                                       13
     5,500  TF Financial Corp.                                     154
    13,000  TR Financial Corp.                                     452
     5,700  Triangle Bancorp, Inc.                                 177
     2,875  TriCo Bancshares                                        93

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            BANKING - 8.0% (CONT'D.)
     8,500  US Bancorp, Inc.                                  $    656
     3,400  Vermont Financial Services Corp.                        94
       800  Virginia Beach Federal Financial Corp.                  16
       400  Vista Bancorp, Inc.                                      9
    14,218  Webster Financial Corp.                                988
     4,100  Wesbanco Inc.                                          114
       200  Westco Bancorp, Inc.                                     6
    35,600  Westcorp                                               596
     2,800  Western Ohio Financial Corp.                            74
       200  WVS Financial Corp.                                      8
       300  Yonkers Financial Corp.                                  6
                                                            ----------
                                                                29,646
                                                            ----------

            BITUMINOUS COAL AND LIGNITE SURFACE
            MINING - 0.3%
    16,100  Arch Coal, Inc.                                        435
   215,500  Echo Bay Mines Ltd. <F1>                               497
    11,200  Penn Virginia Corp.                                    326
       100  Rochester & Pittsburgh Coal Co.                          4
                                                            ----------
                                                                 1,262
                                                            ----------

            BROKERAGE AND FINANCIAL SERVICES - 2.8%
     6,700  Advest Group, Inc.                                     165
     9,600  Arcadia Financial Ltd. <F1>                             61
     4,900  Bank Plus Corp. <F1>                                    73
    14,737  CFX Corp.                                              470
    28,125  Commercial Federal Corp.                             1,023
    11,600  Credit Acceptance Corp. <F1>                           108
     3,900  Delta Financial Corp. <F1>                              68
     3,200  Dime Community Bancorp, Inc.                            78
     9,400  Doral Financial Corp.                                  283
     5,700  FFVA Financial Corp.                                   223
     4,300  First Colorado Bancorp, Inc.                           125
     5,550  First Federal Capital Corp.                            183
     5,700  First Federal Financial Corp. of Kentucky              124
    12,900  First Republic Bank    <F1>                            464
     2,600  First Savings Bank of Washington
            Bancorp, Inc.                                           68
     7,612  First Savings Bank, SLA                                324
     8,645  Fund American Enterprise Holdings Co.                1,168
     5,000  Grand Premier Financial, Inc.                           95
     4,400  HFNC Financial Corp.                                    58
       900  Hoenig Group, Inc. <F1>                                  6
     7,400  Interstate/Johnson Lane, Inc.                          226
     6,900  InterWest Bancorp Inc.                                 311
    34,400  John Alden Financial Corp.                             742

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            BROKERAGE AND FINANCIAL
            SERVICES - 2.8% (CONT'D.)
    12,400  McDonald and Co. Investments, Inc.               $     370
    28,700  Mercury Finance Co. <F1>                                22
     1,000  National Discount Brokers Group, Inc. <F1>              12
     1,200  Northern States Financial Corp.                        192
     6,830  Ottawa Financial Corp.                                 198
     4,600  PFF Bancorp, Inc. <F1>                                  95
    11,100  Phoenix Duff & Phelps Corp.                            104
    15,400  Piper Jaffray Cos., Inc.                               570
    17,325  Queens County Bancorp, Inc.                            762
    11,800  Reliance Bancorp, Inc.                                 457
     5,400  Resource Bancshares Mortgage Group, Inc.                86
     6,050  Southwest Securities Group, Inc.                       167
     7,200  St. Francis Capital Corp.                              328
       920  Stifel Financial Corp.                                  16
     6,500  WFS Financial, Inc. <F1>                                67
    11,971  York Financial Corp.                                   308
       200  Ziegler Cos. (The), Inc.                                 5
                                                            ----------
                                                                10,205
                                                            ----------

            CHEMICALS, PHARMACEUTICALS AND ALLIED
            PRODUCTS - 3.7%
     6,340  Aceto Corp.                                            139
     3,200  AXYS Pharmaceuticals, Inc. <F1>                         28
     8,000  Alliance Pharmaceutical Corp. <F1>                      61
        99  Alpha 1 Biomedicals, Inc.                                0
    11,000  Alpharma, Inc.                                         239
       800  American Pacific Corp. <F1>                              9
     2,300  BioCryst Pharmaceuticals, Inc. <F1>                     17
    60,200  Biomira, Inc. <F1>                                     151
     2,100  Cadus Pharmaceutical Corp. <F1>                         17
    53,900  Calgon Carbon Corp.                                    630
    62,900  Carter-Wallace, Inc.                                 1,144
    19,500  Cellpro, Inc. <F1>                                      71
     6,900  Cephalon, Inc. <F1>                                     97
    13,600  Chemed Corp.                                           558
     5,500  ChemFirst Inc.                                         146
     3,200  CNS, Inc. <F1>                                          18
    25,900  Copley Pharmaceutical, Inc. <F1>                       181
     1,000  Cubist Pharmaceuticals, Inc. <F1>                        5
     5,075  Cytrx Corp. <F1>                                        17
     1,700  CytoTherapeutics, Inc. <F1>                              6
    31,400  Dexter Corp.                                         1,299
     3,400  Diagnostic Products Corp.                               95
    21,200  Ethyl Corp.                                            170
    19,100  Fuller (H.B.) Co.                                    1,143

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            CHEMICALS, PHARMACEUTICALS AND ALLIED
            PRODUCTS - 3.7% (CONT'D.)
    18,700  Genemedicine, Inc. <F1>                         $       54
     6,866  Herbalife International, Inc., Class A                 173
     2,100  ILEX Oncology, Inc. <F1>                                21
    10,900  Immucor, Inc. <F1>                                     105
    19,900  Immune Response Corp. <F1>                             195
    30,700  IVAX Corp. <F1>                                        269
    15,600  Learonal, Inc.                                         454
    14,550  Life Technologies, Inc.                                560
    17,500  LSB Industries, Inc.                                    77
    11,700  MacDermid, Inc.                                        336
     3,600  Matrix Pharmaceutical, Inc. <F1>                        17
     3,400  Medarex, Inc. <F1>                                      16
     1,800  Microcide Pharmaceuticals, Inc. <F1>                    16
     1,300  MIM Corp. <F1>                                           5
     9,000  Mississippi Chemical Corp.                             181
    11,600  NBTY, Inc. <F1>                                        705
     9,700  NCH Corp.                                              686
     3,800  Neoprobe Corp.                                          17
    14,900  NeXstar Pharmaceuticals, Inc. <F1>                     171
     2,000  NPS Pharmaceuticals, Inc. <F1>                          15
     1,700  ONYX Pharmaceuticals, Inc. <F1>                         13
    25,300  OSI Pharmaceuticals, Inc. <F1>                         155
    23,900  Pharmaceutical Resources, Inc. <F1>                    109
     8,900  PharMerica, Inc. <F1>                                  132
    19,700  Quaker Chemical Corp.                                  374
     7,900  Regeneron Pharmaceuticals, Inc. <F1>                    58
    17,900  Ribi ImmunoChem Research, Inc. <F1>                    103
    37,900  Roberts Pharmaceutical Corp. <F1>                      540
     9,200  Schulman (A.), Inc.                                    232
       900  Sibia Neurosciences, Inc. <F1>                           5
       700  Southwall Technologies, Inc. <F1>                        5
     7,700  Syborn Chemicals, Inc. <F1>                            263
     1,700  Synaptic Pharmaceutical Corp. <F1>                      22
     8,200  Tetra Technologies, Inc. <F1>                          203
     4,200  U.S. Home & Garden, Inc. <F1>                           29
     9,200  VIMRx Pharmaceuticals, Inc. <F1>                        19
     4,800  Viragen, Inc. <F1>                                      12
    42,200  Wellman, Inc.                                          913
                                                            ----------
                                                                13,501
                                                            ----------

            COMMUNICATIONS - 2.4%
       400  Active Voice Corp. <F1>                                  5
     8,000  Aerial Communications, Inc. <F1>                        62
    34,100  American Mobile Satellite Corp., Inc. <F1>             486

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMMUNICATIONS - 2.4% (CONT'D.)
    52,600  ANTEC Corp. <F1>                                   $   789
     2,100  Applied Digital Access, Inc. <F1>                       17
     3,500  Arch Communications Group, Inc. <F1>                    20
     6,680  Atlantic Tele-Network, Inc. <F1>                        73
    27,800  Bowne & Co., Inc.                                    1,149
     2,300  Broadband Technologies, Inc. <F1>                       18
     1,900  Cadmus Communications Corp.                             45
     9,600  Centigram Communications Corp. <F1>                    127
     3,500  Cidco, Inc. <F1>                                        33
       700  CMC Industries, Inc. <F1>                                7
     4,100  Commonwealth Telephone
            Enterprises, Inc. <F1>                                 115
    66,600  CommScope, Inc. <F1>                                   962
    17,700  Corecomm, Inc. <F1>                                    295
     3,400  Corsair Communications, Inc. <F1>                       64
       900  East/West Communications, Inc. <F1>                      1
     1,900  EIS International, Inc. <F1>                            16
    11,700  Geotek Communications, Inc. <F1>                        12
     6,700  Intermedia Communications, Inc. <F1>                   533
     6,700  Intek Global Corp. <F1>                                 19
    39,525  Metrocall, Inc. <F1>                                   277
     2,725  Metrocall, Inc. Variable Rights<F1>                      0
    17,000  Metromedia International Group, Inc. <F1>              258
    18,300  Mosaix, Inc. <F1>                                      215
     2,700  Ods Networks, Inc. <F1>                                 16
     6,700  On Command Corp. <F1>                                   90
     2,800  Ortel Corp. <F1>                                        37
     2,900  Periphonics Corp. <F1>                                  37
    36,500  Powertel, Inc. <F1>                                    788
    12,877  Roseville Communications Co.                           351
     3,200  SpectraLink Corp. <F1>                                  11
     1,200  SpecTran Corp. <F1>                                      9
     1,000  Summa Four, Inc. <F1>                                   11
     1,300  Tadiran Ltd. ADR                                        54
     5,300  TCSI Corp. <F1>                                         38
     4,200  TeleSpectrum Worldwide, Inc. <F1>                       30
     1,100  Teltrend, Inc. <F1>                                     15
     5,400  Telular Corp. <F1>                                      14
     1,000  TresCom International, Inc. <F1>                        10
    35,100  True North Communications, Inc.                      1,158
    30,882  VTEL Corp. <F1>                                        189
    12,800  Woodward Governor Co.                                  357
                                                            ----------
                                                                 8,813
                                                            ----------

            COMPUTERS AND OFFICE MACHINES - 4.3%
    10,000  Alliance Semiconductor Corp. <F1>                       75


                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMPUTERS AND OFFICE
            MACHINES - 4.3% (CONT'D.)
    15,000  Amplicon, Inc.                                     $   360
       600  Analysis & Technology, Inc.                             13
     3,300  Applied Voice Technology, Inc. <F1>                    129
     1,000  Applix, Inc. <F1>                                        6
     1,400  Ardent Software, Inc. <F1>                              20
     6,300  Auspex Systems, Inc. <F1>                               55
       700  Award Software International, Inc. <F1>                  9
       700  Axsys Technologies, Inc. <F1>                           19
     2,600  Banctec, Inc. <F1>                                      64
    44,000  Borland International, Inc. <F1>                       395
     1,500  Broadway & Seymour, Inc. <F1>                           12
    54,200  BT Office Products International, Inc. <F1>            647
     1,400  BTG, Inc. <F1>                                          13
    18,000  Caere Corp. <F1>                                       196
    12,000  Calcomp Technology, Inc. <F1>                           45
    16,000  Cambrex Corp.                                          805
     3,000  Casino Data Systems<F1>                                  9
       500  Ciprico, Inc. <F1>                                       7
    17,100  Cirrus Logic, Inc.                                     173
     3,700  Computer Network Technology Corp. <F1>                  17
     1,700  Comshare, Inc. <F1>                                     13
     1,700  Creative Computers, Inc. <F1>                           13
    37,400  Data General Corp. <F1>                                662
    47,000  Diamond Multimedia Systems, Inc. <F1>                  699
     3,400  Digi International, Inc. <F1>                           94
     1,500  Digital Link Corp. <F1>                                 17
     1,000  Dynamics Research Corp. <F1>                            12
    11,400  Dynatech Corp.                                         549
     6,500  Elcom International, Inc. <F1>                          33
    12,300  Evans & Sutherland Computer Corp. <F1>                 360
    30,400  Exabyte Corp. <F1>                                     262
    12,600  Exar Corp. <F1>                                        272
     5,700  FTP Software, Inc. <F1>                                 19
    10,200  General Binding Corp.                                  332
    14,800  Genicom Corp. <F1>                                     179
     7,500  Indus International, Inc. <F1>                          77
    65,100  Intergraph Corp. <F1>                                  551
    13,000  International Rectifier Corp. <F1>                     153
    37,350  Interpool, Inc.                                        579
     3,600  Itron, Inc. <F1>                                        70
    13,400  Komag, Inc. <F1>                                       194
     9,700  Macromedia, Inc.                                       144
       600  MapInfo Corp. <F1>                                       7
    30,500  Metromail Corp. <F1>                                 1,056
     1,900  Micro Linear Corp. <F1>                                 13

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMPUTERS AND OFFICE
            MACHINES - 4.3% (CONT'D.)
     7,900  Microtouch Systems, Inc. <F1>                     $    152
     2,500  Microware Systems Corp. <F1>                            12
    12,300  MTI Technology Corp. <F1>                              212
     4,800  Mylex Corp. <F1>                                        38
     4,100  National Techteam, Inc.                                 42
     9,300  NetManage, Inc. <F1>                                    36
     1,100  Netopia, Inc. <F1>                                       7
    23,100  Network Computing Devices, Inc. <F1>                   243
    16,500  Network Peripherals, Inc. <F1>                         113
     2,100  OPTi, Inc. <F1>                                         15
       700  OrCAD, Inc. <F1>                                         7
     1,000  Overland Data, Inc. <F1>                                 6
    12,000  Par Technology Corp. <F1>                               85
     4,300  Phoenix Technologies Ltd. <F1>                          52
     1,800  Planar Systems, Inc. <F1>                               23
    14,000  Powerhouse Technologies, Inc. <F1>                     200
     1,700  Printronix, Inc. <F1>                                   28
     2,500  Prism Solutions, Inc. <F1>                              14
     2,500  Proxim, Inc. <F1>                                       38
     7,500  QAD, Inc. <F1>                                         110
    10,800  Quixote Corp.                                          108
    10,400  Rainbow Technologies, Inc. <F1>                        268
    12,100  Read Rite Corp. <F1>                                   167
     2,100  Red Brick Systems, Inc. <F1>                            13
    76,100  S3, Inc. <F1>                                          537
    49,500  Santa Cruz Operation, Inc. <F1>                        254
       800  Security First Network Bank<F1>                          7
     1,200  Segue Software, Inc. <F1>                               16
    41,400  Sequent Computer Systems, Inc. <F1>                    756
     7,500  Shiva Corp. <F1>                                        75
     3,800  Silicon Storage Technology, Inc. <F1>                   11
     2,200  Spyglass, Inc. <F1>                                     18
     2,700  SS&C Technologies, Inc. <F1>                            46
     6,600  Stac, Inc. <F1>                                         32
    21,000  Standard Microsystems Corp. <F1>                       205
    24,100  Stratus Computer, Inc. <F1>                          1,062
     1,700  Sync Research, Inc. <F1>                                 4
       800  TAB Products Co.                                        11
     1,300  Texas Micro, Inc. <F1>                                   5
     2,100  Trident Microsystems, Inc. <F1>                         16
     1,200  TRM Copy Centers Corp. <F1>                             17
     2,900  Verilink Corp. <F1>                                     32
    15,000  Verity, Inc. <F1>                                      126
     9,900  Walker Interactive Systems, Inc. <F1>                  194
    12,600  Wall Data, Inc. <F1>                                   189

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMPUTERS AND OFFICE
            MACHINES - 4.3% (CONT'D.)
     7,100  Wandel & Goltermann Technologies, Inc.             $   109
    26,400  Wang Laboratories, Inc. <F1>                           817
                                                            ----------
                                                                15,957
                                                            ----------

            CREDIT INSTITUTIONS - 0.9%
    29,455  Astoria Financial Corp.                              1,820
     2,800  IBS Financial Corp.                                     54
    13,400  JSB Financial, Inc.                                    750
    38,670  National Auto Credit, Inc. <F1>                         53
     3,000  New Century Financial Corp. <F1>                        30
     9,000  Paymentech, Inc. <F1>                                  175
       200  PVF Capital Corp. <F1>                                   5
    20,400  Ryland Group, Inc.                                     564
                                                            ----------
                                                                 3,451
                                                            ----------

            ELECTRICAL SERVICES - 0.6%
     7,500  Bangor Hydro-Electric Co. <F1>                          59
    11,200  BayCorp Holdings, Ltd. <F1>                             71
    15,500  Central Vermont Public Service Corp.                   231
     4,900  Electroglas, Inc. <F1>                                  78
     7,100  Envoy Corp. <F1>                                       305
    67,400  Executone Information Systems, Inc. <F1>               149
     6,900  Green Mountain Power Corp.                             130
     2,000  St. Joseph Light & Power Co.                            36
     6,000  Unitil Corp.                                           152
     3,000  Upper Penninsula Energy Corp.                           81
    16,800  Zurn Industries, Inc.                                  795
                                                            ----------
                                                                 2,087
                                                            ----------

            ELECTRONICS AND OTHER ELECTRICAL
            EQUIPMENT - 4.7%
     2,800  ADE Corp. <F1>                                          47
    12,900  Aeroflex, Inc. <F1>                                    171
     4,800  Affinity Technology Group, Inc. <F1>                    11
       800  Align-Rite International, Inc. <F1>                     13
     7,000  Allen Telecom, Inc. <F1>                               110
     4,000  Altron, Inc. <F1>                                       61
    19,800  Amtech Corp. <F1>                                       78
    10,500  ANADIGICS, Inc. <F1>                                   137
    12,100  Anixter International, Inc. <F1>                       223
    18,900  Applied Magnetics Corp. <F1>                           219
     6,900  Aydin Corp. <F1>                                        86
     6,700  Bel Fuse, Inc. <F1>                                    153
     8,200  Benchmark Electronics, Inc. <F1>                       195
     1,000  California Micro Devices Corp. <F1>                      6

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            ELECTRONICS AND OTHER ELECTRICAL
            EQUIPMENT - 4.7% (CONT'D.)
    22,200  California Microwave, Inc. <F1>                    $   475
    28,400  Canadian Marconi Co.                                   412
       600  Central Sprinkler Corp. <F1>                             8
     8,600  Checkpoint Systems, Inc. <F1>                          183
    15,600  Coherent Communications Systems Corp. <F1>             377
     1,700  C.P. Clare Corp. <F1>                                   24
    28,896  CTS Corp.                                              981
    23,000  Cypress Semiconductor Corp. <F1>                       233
    28,100  Dallas Semiconductor Corp.                             945
     5,600  Davel Communications Group, Inc. <F1>                  144
    24,400  DII Group, Inc. <F1>                                   524
       500  Diodes, Inc. <F1>                                        5
       900  Elantec Semiconductor, Inc. <F1>                         8
    11,625  Electromagnetic Sciences, Inc. <F1>                    262
    10,200  Encore Wire Corp. <F1>                                 330
    10,300  ESS Technology, Inc. <F1>                               66
     9,300  Galileo Electro-Optics Corp. <F1>                      136
     3,400  Gasonics International Corp. <F1>                       35
    25,800  General DataComm Industries, Inc. <F1>                 153
    12,800  Genlyte Group, Inc. <F1>                               246
     1,600  Genus, Inc. <F1>                                         4
    81,900  Glenayre Technologies, Inc. <F1>                     1,024
    41,200  Griffon Corp. <F1>                                     654
     4,700  Harman International Industries, Inc.                  207
    16,500  Hutchinson Technology, Inc. <F1>                       437
    10,200  IEC Electronics Corp. <F1>                              93
     2,400  Imnet Systems, Inc. <F1>                                54
     4,500  Industrial Scientific Corp.                            106
    11,300  Insteel Industries, Inc.                                90
    20,400  Integrated Device Technology, Inc. <F1>                287
     4,000  Integrated Silicon Solutions, Inc. <F1>                 36
    12,200  Interdigital Communications Corp. <F1>                  70
     3,500  InterVoice, Inc. <F1>                                   33
     2,000  ITI Technologies, Inc. <F1>                             52
    10,200  Kopin Corp. <F1>                                       180
     8,600  Kuhlman Corp.                                          419
     9,300  LTX Corp. <F1>                                          45
    21,700  Magnetek, Inc.                                         408
     2,300  Mattson Technology, Inc. <F1>                           14
    10,500  MEMC Electronic Materials, Inc. <F1>                   167
     1,000  Merix Corp. <F1>                                        18
       400  Micrion Corp. <F1>                                       5
    24,300  Micron Electronics, Inc. <F1>                          308
    10,000  National Presto Industries, Inc.                       431
    21,500  Park Electrochemical Corp.                             555

                                                     NORTHERN FUND Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            ELECTRONICS AND OTHER ELECTRICAL
            EQUIPMENT - 4.7% (CONT'D.)
    35,400  Pioneer Standard Electronics, Inc.               $     434
     7,350  Pittway Corp.                                          529
     6,800  Powell Industries, Inc. <F1>                            73
    23,700  Quickturn Design Systems, Inc. <F1>                    241
     2,700  Recoton Corp. <F1>                                      71
     8,300  Reptron Electronics, Inc. <F1>                          95
     2,800  Rofin-Sinar Technologies, Inc. <F1>                     54
     3,400  SDL, Inc. <F1>                                          81
     1,500  Sheldahl, Inc. <F1>                                     17
     3,800  Siliconix, Inc. <F1>                                   143
       600  Smartflex Systems, Inc. <F1>                             6
     1,300  Sparton Corp. <F1>                                      12
     1,000  Spectrum Control, Inc. <F1>                              6
    17,800  Standard Motor Products, Inc. <F1>                     342
     8,000  Stanford Telecommunications, Inc. <F1>                 135
     3,100  Symmetricon, Inc. <F1>                                  22
    12,800  Telco Systems, Inc. <F1>                               150
     2,300  ThermoSpectra Corp. <F1>                                22
    15,600  Thomas Industries, Inc.                                347
     2,000  TriQuint Semiconductor, Inc. <F1>                       45
    28,000  Ultratech Stepper, Inc. <F1>                           571
    19,400  United Industrial Corp.                                251
     8,500  Universal Electronics, Inc. <F1>                        98
    16,100  Valence Technology, Inc. <F1>                           79
     2,200  Veeco Instruments, Inc. <F1>                            82
     6,900  Vertex Communications Corp. <F1>                       176
    17,800  Windmere Corp.                                         463
     1,800  Xicor, Inc. <F1>                                         5
                                                            ----------
                                                                17,304
                                                            ----------

            FOOD AND BEVERAGES - 2.9%
    12,000  Bertuccis, Inc. <F1>                                    92
    56,400  Bob Evans Farms, Inc.                                1,195
    51,900  Boston Chicken, Inc. <F1>                              261
     8,400  California Water Service Co.                           227
       518  Chiquita Brands International, Inc.                      7
    14,365  Chock Full O'Nuts Corp. <F1>                           111
     2,600  Darling International, Inc. <F1>                        22
    60,200  Earthgrains Co.                                      2,659
     2,000  Farmer Bros. Inc.                                      370
    63,700  Fleming Companies, Inc.                              1,262
     2,900  Genesee Corp., Class B                                 116
    29,844  Imperial Holly Corp.                                   287
    21,400  International Multifoods Corp.                         641
    12,000  J&J Snack Food Corp. <F1>                              235

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            FOOD AND BEVERAGES - 2.9% (CONT'D.)
    10,400  Lone Star Steakhouse & Saloon, Inc. <F1>          $    236
    20,600  Michael Foods, Inc.                                    551
    13,200  Midwest Grain Products, Inc. <F1>                      178
     1,100  Opta Food Ingredients, Inc. <F1>                         6
    13,700  Orange-co, Inc. <F1>                                    92
     2,600  Rare Hospitality International, Inc. <F1>               31
    11,000  Riviana Foods, Inc.                                    250
    64,200  Ryan's Family Steak Houses, Inc. <F1>                  582
    19,450  Sanderson Farms, Inc.                                  246
     9,300  Sanfilippo (John B.) & Son, Inc. <F1>                   71
     1,250  SEABOARD Corp.                                         456
     8,300  Thorn Apple Valley, Inc. <F1>                          141
       500  Todhunter International, Inc. <F1>                       4
    22,114  WLR Foods, Inc. <F1>                                   124
    13,640  Zapata Corp. <F1>                                      193
                                                            ----------
                                                                10,646
                                                            ----------

            FURNITURE AND FIXTURES - 1.5%
    17,700  Bassett Furniture Industries, Inc.                     543
    25,200  Ethan Allen Interiors, Inc.                          1,505
     1,600  Falcon Products, Inc.                                   21
     9,300  Flexsteel Industries, Inc.                             129
    77,400  Heilig-Meyers Co.                                    1,088
     4,850  Knape & Vogt Manufacturing Co.                         105
     3,300  LADD Furniture, Inc. <F1>                               79
    24,400  La-Z-Boy Inc.                                        1,218
    22,600  O'Sullivan Industrial Holdings, Inc. <F1>              288
     3,800  Pulaski Furniture Corp.                                 87
    15,600  Royal Appliance Manufacturing Co. <F1>                  94
     9,000  Virco Manufacturing Corp.                              217
     8,700  Winsloew Furniture, Inc. <F1>                          191
                                                            ----------
                                                                 5,565
                                                            ----------

            GENERAL BUILDING CONTRACTORS - 2.0%
     2,600  ABT Building Products Corp. <F1>                        43
     1,700  American Residential Services, Inc. <F1>                17
    10,000  Amrep Corp. <F1>                                        97
     8,200  Beazer Homes USA, Inc. <F1>                            211
    12,600  Cameron Ashley, Inc. <F1>                              231
     9,300  Continental Homes Holding Corp.                        432
     1,400  Diamond Home Services, Inc. <F1>                         9
    14,600  Engle Homes, Inc.                                      245
    39,700  Kaufman & Broad Home Corp.                           1,293
    23,900  M.D.C. Holdings, Inc.                                  424
    10,300  M/I Schottenstein Homes, Inc. <F1>                     225
    15,100  NVR, Inc. <F1>                                         477

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            GENERAL BUILDING
            CONTRACTORS - 2.0% (CONT'D.)
    28,700  Pulte Corp.                                         $1,334
    27,300  Schuler Homes, Inc. <F1>                               198
       800  Schult Homes Corp. <F1>                                 18
     3,200  Southern Energy Homes, Inc. <F1>                        39
    40,000  Standard-Pacific Corp.                                 608
     7,200  Turner Corp. <F1>                                      200
    15,700  U.S. Home Corp. <F1>                                   719
    23,900  Webb (Del E.) Corp.                                    729
                                                            ----------
                                                                 7,549
                                                            ----------

            GLASS, CLAY AND STONE PRODUCTS - 0.7%
     5,400  Ameron International Corp.                             316
    10,700  Green (A.P.) Industries, Inc.                          234
    41,100  Jannock Ltd.                                           617
     4,600  Mikasa, Inc.                                            62
     6,600  Puerto Rican Cement Co., Inc.                          337
    15,300  Southdown, Inc.                                      1,065
                                                            ----------
                                                                 2,631
                                                            ----------

            HEALTH SERVICES - 4.6%
     2,300  Aksys, Ltd. <F1>                                        15
    10,900  American Healthcorp, Inc. <F1>                         106
    20,150  American HomePatient, Inc. <F1>                        392
    13,100  Apria Healthcare Group, Inc. <F1>                      116
    14,500  ATL Ultrasound, Inc. <F1>                              738
     2,900  ATS Medical <F1>                                        23
    10,315  Block Drug Co., Inc., Class A                          433
     9,400  BRC Holdings, Inc. <F1>                                369
     2,300  Cardiothoracic Systems, Inc. <F1>                       15
     3,000  ChiRex, Inc. <F1>                                       57
     2,500  Compdent Corp. <F1>                                     38
     5,000  Complete Management, Inc. <F1>                          43
    20,400  COR Therapeutics, Inc. <F1>                            252
     1,900  Corixa Corp. <F1>                                       14
     1,300  Corvas International, Inc. <F1>                          7
    13,000  Creative Biomolecules, Inc. <F1>                       107
       800  Daxor Corp.                                             12
       600  DIANON Systems, Inc. <F1>                                6
     2,900  Duramed Pharmaceuticals, Inc. <F1>                      20
    14,300  DVI Health Services, Inc. <F1>                         328
     8,800  Genesis Health Ventures, Inc. <F1>                     248
    37,800  Gensia Sicor, Inc. <F1>                                189
    25,630  Graham-Field Health PDS, Inc. <F1>                     205
    36,000  Haemonetics Corp. <F1>                                 646

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            HEALTH SERVICES - 4.6% (CONT'D.)
     3,700  Health Management, Inc. <F1>                    $       46
    10,011  Healthcare Service Group<F1>                           145
    20,951  HealthPlan Services Corp.                              552
     1,500  Home Health Corp. of America, Inc. <F1>                  4
    51,600  IDEXX Laboratories, Inc. <F1>                          929
    25,341  Integrated Health Services, Inc.                       996
    40,100  Invacare Corp.                                       1,042
    53,300  Isolyser Co., Inc. <F1>                                140
       700  Karrington Health, Inc. <F1>                             8
     7,700  Lab Holdings, Inc.                                     181
     9,000  LabOne, Inc.                                           150
    31,300  Laboratory Corporation of America
            Holdings<F1>                                            61
     1,200  Laserscope<F1>                                           3
       223  Lynx Therapeutics, Inc. <F1>                             2
    39,800  Mariner Health Group, Inc. <F1>                        682
     3,200  Martek Biosciences Corp. <F1>                           49
    49,600  Matria Healthcare, Inc. <F1>                           282
    11,600  Maxxim Medical, Inc. <F1>                              333
     2,600  MedCath, Inc. <F1>                                      47
     5,700  Medical Resources, Inc.                                 30
    12,300  MEDIQ, Inc. <F1>                                       168
    17,416  Molecular Biosystems, Inc. <F1>                        161
     5,800  Nabi<F1>                                                18
     3,600  Neurogen Corp. <F1>                                     55
     5,200  Neuromedical Systems, Inc. <F1>                         13
    72,300  NovaCare, Inc. <F1>                                  1,075
    17,300  OEC Medical Systems, Inc. <F1>                         409
     1,100  Pediatric Services of America, Inc. <F1>                24
     9,400  Prime Medical Services, Inc. <F1>                      110
    40,000  Quest Diagnostics, Inc. <F1>                           673
     7,200  Rehabcare Group, Inc. <F1>                             192
    16,100  Rural/Metro Corp. <F1>                                 529
       500  Safeguard Health Enterprises, Inc. <F1>                  4
    24,500  Sierra Health Services, Inc. <F1>                      977
    15,200  Staff Builders, Inc., Class A<F1>                       34
    17,000  Summit Care Corp. <F1>                                 353
    55,200  Sun Healthcare Group, Inc. <F1>                      1,028
    17,088  Total Renal Care Holdings<F1>                          569
    11,400  Transcend Services, Inc. <F1>                           36
     2,500  Transworld HealthCare, Inc. <F1>                        15
    10,000  Trex Medical Corp. <F1>                                188
     1,700  UroCor, Inc. <F1>                                       12
     5,100  Veterinary Centers of America, Inc. <F1>                82
     6,500  Vitalink Pharmacy Services, Inc. <F1>                  140
    15,600  Xoma Corp. <F1>                                         73
                                                            ----------
                                                                16,999
                                                            ----------

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            HEAVY CONSTRUCTION - 1.2%
     8,300  BFC Construction Corp. <F1>                       $     81
    13,950  Elcor Corp.                                            375
    21,800  Florida Rock Industries, Inc.                          623
     6,900  Giant Cement Holding, Inc. <F1>                        185
    24,800  Granite Construction, Inc.                             694
    31,700  Lennar Corp.                                         1,091
    12,100  Mestek, Inc. <F1>                                      261
    73,300  Morrison Knudsen Corp. <F1>                            820
    10,600  Nortek, Inc. <F1>                                      339
                                                            ----------
                                                                 4,469
                                                            ----------

            INDUSTRIAL INSTRUMENTS - 2.2%
    28,100  Acuson Corp. <F1>                                      509
     5,300  Analogic Corp.                                         213
     2,700  Biosite Diagnostics, Inc. <F1>                          44
       800  BioSource International, Inc. <F1>                       5
     2,000  CardiGenesis Corp. <F1>                                 14
       900  CardioVascular Dynamics, Inc. <F1>                       5
    16,500  Circon Corp. <F1>                                      275
     3,800  Conmed Corp. <F1>                                       91
     9,700  CPAC, Inc. <F1>                                        108
    12,150  Cubic Corp.                                            286
    23,200  Daniel Industries, Inc.                                465
    22,000  Datascope Corp.                                        572
     2,800  Datum, Inc. <F1>                                        40
     1,300  Eclipse Surgical Technologies, Inc. <F1>                16
     6,500  FLIR Systems, Inc. <F1>                                132
    24,800  Fluke Corp.                                            591
     8,200  Fonar Corp. <F1>                                        21
     2,300  General Surgical Innovations, Inc. <F1>                 10
     7,400  Hach Co., Class A                                       61
     7,400  Hach Co., Class B                                       68
     2,500  Heartstream, Inc. <F1>                                  28
     3,400  Hologic, Inc. <F1>                                      94
     3,900  IBAH, Inc. <F1>                                         21
     9,600  IFR System, Inc.                                       214
     3,100  InControl, Inc. <F1>                                    23
     1,500  Innovasive Devices, Inc. <F1>                           15
     9,200  Instron Corp.                                          175
       600  IRIDEX Corp. <F1>                                        5
     2,100  KeraVision, Inc. <F1>                                   17
     2,100  Lunar Corp. <F1>                                        42
     2,100  Mackie Designs, Inc. <F1>                               15
     4,500  Marquette Medical Systems, Inc. <F1>                   125
     4,200  Medicus Systems Corp. <F1>                              34
    88,100  Mentor Corp. <F1>                                      864

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            INDUSTRIAL INSTRUMENTS - 2.2% (CONT'D.)
     7,000  Mine Safety Appliances Co.                         $   483
     1,100  Minntech Corp.                                          14
    18,600  MTS Systems Corp.                                      298
    12,200  Newport Corp.                                          241
     1,600  Nitinol Medical Technologies, Inc. <F1>                 17
       700  Norland Medical Systems, Inc. <F1>                       3
     1,500  Novametrix Medical Systems, Inc. <F1>                   11
    14,300  Optical Coating Laboratory, Inc.                       184
     6,000  OrthoLogic Corp. <F1>                                   42
    11,500  Polymedica Industries, Inc. <F1>                       141
     8,800  Primesource Corp.                                       98
     8,900  Protocol Systems, Inc. <F1>                             86
     1,400  Quest Medical, Inc. <F1>                                12
     4,000  QUIDEL Corp. <F1>                                       12
     1,400  Raytel Medical Corp. <F1>                               11
     3,300  ReSound Corp. <F1>                                      18
       900  SL Industries, Inc.                                     13
       534  Starrett (L.S.) Co., Class B                             0
    26,200  Sunrise Medical, Inc. <F1>                             418
     8,200  Tech-Sym Corp. <F1>                                    231
    10,100  TSI, Inc.                                               88
     1,400  Utah Medical Products, Inc. <F1>                        11
     3,300  Vista Medical Technologies, Inc. <F1>                   37
     3,200  Vital Signs, Inc.                                       72
    11,100  Watkins-Johnson Co.                                    300
     1,100  Xomed Surgical Products, Inc. <F1>                      30
                                                            ----------
                                                                 8,069
                                                            ----------

            INSURANCE SERVICES - 6.8%
    20,800  Acceptance Insurance Cos., Inc. <F1>                   495
     9,600  Allcity Insurance Co. <F1>                              72
    25,425  Allied Group, Inc.                                     820
       400  Allied Life Financial Corp.                              9
     6,000  American Heritage Life Investment Corp. <F1>           124
    27,000  AmerUs Life Holdings, Class A                          874
    82,600  Argonaut Group, Inc.                                 2,983
     3,100  Atlantic American Corp. <F1>                            16
     3,800  Baldwin & Lyons, Inc., Class B                          82
    16,200  Berkley (W.R.) Corp.                                   767
    16,200  Capital RE Corp.                                     1,041
     2,800  Capitol Transamerica Corp.                              59
     2,600  Centris Group (The), Inc. <F1>                          32
     2,400  Chartwell Re Corp.                                      81
    37,300  Citizens Corp.                                       1,161
    23,700  CNA Surety Corp. <F1>                                  378
     3,300  Consumer Portfolio Services, Inc. <F1>                  40

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            INSURANCE SERVICES - 6.8% (CONT'D.)
     2,600  Danielson Holding Corp. <F1>                    $       20
     8,166  Donegal Group, Inc.                                    191
    15,200  EMC Insurance Group, Inc.                              203
    21,600  Enhance Financial Services Group, Inc.               1,500
     1,300  Farm Family Holding, Inc. <F1>                          50
    25,500  FBL Financial Group, Inc., Class A                   1,291
       900  Financial Industries Corp. <F1>                         19
    20,700  First American Financial Corp.                       1,325
     4,900  Gainsco, Inc.                                           40
     9,100  Gryphon Holdings, Inc. <F1>                            163
     2,300  Guarantee Life Cos., Inc.                               68
    38,800  Harleysville Group, Inc.                             1,009
     2,500  Highlands Insurance Group, Inc. <F1>                    67
    14,800  Insurance Auto Auctions, Inc. <F1>                     163
    10,400  Intercargo Corp.                                       130
       400  InterContinental Life Corp. <F1>                         9
     8,400  Kansas City Life Insurance Co.                         727
    12,100  LandAmerica Financial Group, Inc.                      548
     2,100  Meadowbrook Insurance Group, Inc.                       64
     3,800  Merchants Group, Inc.                                   83
     8,800  Meridian Insurance Group, Inc.                         165
     4,200  Midland Co.                                            329
     4,700  NAC Re Corp.                                           246
     2,000  Navigators Group (The), Inc. <F1>                       38
     5,900  Nobel Insurance Ltd.                                    77
    13,100  Nymagic, Inc.                                          388
       700  Old Guard Group, Inc.                                   13
     6,700  Penn Treaty American Corp.                             196
     8,200  PICO Holdings, Inc. <F1>                                47
    46,700  Presidential Life Corp.                                884
     4,720  Professionals Insurance Co. <F1>                       197
    20,900  PXRE Corp.                                             648
     3,200  Risk Capital Holdings, Inc. <F1>                        77
    12,800  RLI Corp.                                              691
     3,300  SCPIE Holdings, Inc.                                   102
    51,600  Selective Insurance Group, Inc.                      1,387
     8,550  Stewart Information Services Corp.                     263
     1,000  Superior National Insurance Group, Inc. <F1>            19
     3,000  Trenwick Group, Inc.                                   113
       600  Unico American Corp.                                    10
     7,300  United Cos. Financial Corp.                            130
     9,850  United Fire & Casualty Co.                             430
    31,600  United Wisconsin Services, Inc.                      1,049
       500  Walshire Assurance Co.                                   5
    24,000  Zenith National Insurance Corp.                        695
                                                            ----------
                                                                24,903
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            JEWELRY AND PRECIOUS METALS - 0.2%
    34,600  Jan Bell Marketing, Inc. <F1>                      $   171
   169,300  Kinross Gold Corp. <F1>                                687
     1,400  Lazare Kaplan International, Inc. <F1>                  15
                                                            ----------
                                                                   873
                                                            ----------
            LEATHER PRODUCTS - 0.2%
    24,500  Brown Group, Inc.                                      352
    35,700  Justin Industries, Inc.                                501
                                                            ----------
                                                                   853
                                                            ----------

            LUMBER AND WOOD PRODUCTS - 0.2%
    24,000  T.J. International, Inc.                               767
                                                            ----------

            MACHINERY - 1.5%
    13,000  Ampco-Pittsburgh Corp.                                 241
    12,600  Astec Industries, Inc. <F1>                            321
     4,200  Binks Sames Corp.                                      204
     1,000  Bridgeport Machines, Inc. <F1>                          12
     3,000  Cascade Corp.                                           49
     3,200  CTB International Corp. <F1>                            55
     6,000  DT Industries, Inc.                                    230
    14,600  Excel Industries, Inc.                                 301
     1,300  Franklin Electric Co., Inc.                             15
    30,600  FSI International, Inc. <F1>                           337
     9,300  Gardner Denver Machinery, Inc. <F1>                    276
     7,400  Gehl Co. <F1>                                          158
    30,700  Global Industrial Technologies, Inc. <F1>              507
     8,800  Hardinge, Inc.                                         300
    10,300  Imation Corp. <F1>                                     191
     4,400  Integrated Process Equipment Corp. <F1>                 89
    11,200  Katy Industries, Inc.                                  213
    19,400  Kulicke & Soffa Industries, Inc. <F1>                  422
     8,900  Lufkin Industries, Inc.                                289
     3,400  Osmonics, Inc. <F1>                                     56
    25,300  Pilgrim's Pride Corp.                                  368
       800  Portec, Inc.                                            12
       500  Selas Corp. of America                                   5
     8,300  SPX Corp.                                              632
    11,800  Thermo Power Corp. <F1>                                134
     5,500  Titan International, Inc.                              106
     2,000  Tractor Supply Co. <F1>                                 41
     3,800  Twin Disc, Inc.                                        123
       400  Valley Forge Corp.                                       6
                                                            ----------
                                                                 5,693
                                                            ----------

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            MANUFACTURING - GENERAL - 1.2%
     2,100  ABC Rail Products Corp. <F1>                      $     38
     1,100  Acorn Products, Inc. <F1>                               11
       600  Advanced Magnetics, Inc. <F1>                            8
       800  Allied Healthcare Products, Inc. <F1>                    5
       800  American Biltrite, Inc.                                 24
       400  American Technical Ceramics Corp. <F1>                   4
     5,700  Applied Science & Technology, Inc. <F1>                 90
    20,200  Aura Systems, Inc. <F1>                                 69
    12,200  Bairnco Corp.                                          134
       300  Baldwin Piano & Organ Co. <F1>                           5
     1,600  Cardiac Pathways Corp. <F1>                             15
     2,100  Collagen Corp.                                          46
     1,500  Cybex International, Inc. <F1>                          20
     1,200  Del Global Technologies Corp. <F1>                      14
     1,500  Endocardial Solutions, Inc. <F1>                        21
     4,100  EndoSonics Corp. <F1>                                   43
     4,100  Ennis Business Forms, Inc.                              48
     2,200  Epitope Inc. <F1>                                       15
     3,600  First Alert, Inc. <F1>                                  19
    32,500  Furniture Brands International, Inc. <F1>            1,045
     1,700  GT Bicycles, Inc. <F1>                                  11
     1,700  ICU Medical, Inc. <F1>                                  26
     2,700  Intermagnetics General Corp. <F1>                       30
     3,000  Jason, Inc. <F1>                                        29
    25,100  Juno Lighting, Inc.                                    530
     8,500  LaCrosse Footwear, Inc.                                100
     4,900  M & F Worldwide Corp. <F1>                              44
       400  Moore Products Co. <F1>                                 13
     7,400  Oil-Dri Corporation of America                         118
     1,000  Patrick Industries, Inc.                                16
     8,000  Polymer Group, Inc. <F1>                               105
     1,500  Rival (The) Co.                                         26
       800  Safety Components International, Inc. <F1>              13
    10,900  Samsonite Corp. <F1>                                   320
    69,200  Singer Co. N.V. <F1>                                   731
       600  Stratasys, Inc. <F1>                                     6
     1,100  Sun Hydraulics Corp.                                    16
    10,800  Superior Surgical Manufacturing Co., Inc.              189
     4,500  Tracor, Inc. <F1>                                      144
    13,700  UNOVA, Inc. <F1>                                       274
                                                            ----------
                                                                 4,415
                                                            ----------

            MERCHANDISE - GENERAL - 0.1%
     1,400  AEP Industries, Inc. <F1>                               48
    11,200  Hunt Corp.                                             274
                                                            ----------
                                                                   322
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            METAL MINING - 1.0%
    12,800  Basin Exploration, Inc. <F1>                       $   264
    83,600  Cambior, Inc.                                          574
   178,600  Campbell Resources, Inc. <F1>                           84
    15,400  Cleveland Cliffs, Inc.                                 828
    29,700  Coeur D'Alene Mines Corp.                              382
     2,200  Gold Reserve Corp. <F1>                                  7
    74,800  Hecla Mining Co. <F1>                                  496
    99,900  Meridian Gold, Inc. <F1>                               343
    25,901  Nord Resources Corp. <F1>                               65
   191,100  Royal Oak Mines, Inc. <F1>                             227
     5,200  Stillwater Mining Co. <F1>                             132
   105,700  Vista Gold Corp. <F1>                                   33
    11,420  Zemex Corp. <F1>                                       108
                                                            ----------
                                                                 3,543
                                                            ----------

            METAL PRODUCTS - 3.2%
    28,642  Allegheny Teledyne, Inc.                               797
   155,800  Amax Gold, Inc. <F1>                                   477
     7,200  Applied Industrial Technologies, Inc.                  194
    10,300  ASARCO, Inc.                                           275
     1,900  Butler Manufacturing Co.                                68
     5,000  Century Aluminum Co.                                    75
     4,500  Citation Corp. <F1>                                    101
    19,900  Commercial Metals Co.                                  697
     4,100  Commonwealth Industries, Inc.                           71
    12,000  Curtiss-Wright Corp.                                   465
     2,200  Easco, Inc.                                             34
       300  Eastern Co. (The)                                        8
    14,200  Handy & Harman Co.                                     500
     4,950  Independence Holding Co.                                78
     5,800  International Aluminum Corp.                           203
    15,400  Lone Star Technologies, Inc. <F1>                      366
    20,300  Lukens, Inc.                                           664
     3,900  Material Sciences Corp. <F1>                            43
    14,200  Maverick Tube Corp. <F1>                               251
    23,800  Mueller Industries, Inc. <F1>                        1,507
     4,500  Pitt-Des Moines, Inc.                                  216
    19,000  Quanex Corp.                                           571
    33,700  ROHN Industries, Inc.                                  190
     5,600  Shaw Group, Inc. <F1>                                  140
    15,700  Shiloh Industries, Inc. <F1>                           353
     3,400  Southern Peru Copper Corp.                              51
     7,400  SPS Technologies, Inc. <F1>                            399
    28,400  Texas Industries, Inc.                               1,641
    18,075  Varlen Corp.                                           696

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            METAL PRODUCTS - 3.2% (CONT'D.)
    29,803  WHX Corp. <F1>                                    $    486
     3,500  Wolverine Tube, Inc. <F1>                              140
                                                            ----------
                                                                11,757
                                                            ----------

            MISCELLANEOUS INVESTING INSTITUTIONS - 0.5%
     7,809  Cenfed Financial Corp.                                 359
     3,300  Dime Financial Corp.                                   119
     5,600  FFY Financial Corp.                                    187
     1,500  FirstCity Financial Corp. <F1>                          45
       900  Lynch Corp. <F1>                                        98
     6,616  MAF Bancorp, Inc.                                      252
    25,100  PEC Israel Economic Corp. <F1>                         575
     7,600  Westerfed Financial Corp.                              201
                                                            ----------
                                                                 1,836
                                                            ----------

            NATURAL GAS TRANSMISSION - 1.2%
       200  Berkshire Gas Co. (The)                                  5
       800  Chesapeake Utilities Corp.                              15
     9,200  Connecticut Energy Corp.                               283
     2,100  CTG Resources, Inc.                                     54
     2,300  EnergyNorth, Inc.                                       67
    15,400  NUI Corp.                                              422
     2,800  Patina Oil and Gas Corp.                                20
     9,500  Piedmont Natural Gas Co.                               330
    39,200  Primark Corp. <F1>                                   1,675
     7,900  Providence Energy Corp.                                165
    56,700  Public Service Co. of North Carolina, Inc.           1,386
                                                            ----------
                                                                 4,422
                                                            ----------

            OIL AND GAS - 3.3%
     2,200  American Oilfield Divers, Inc. <F1>                     32
     8,600  Atwood Oceanics, Inc. <F1>                             465
     7,400  Benton Oil & Gas Co. <F1>                               82
     7,600  Callon Petroleum Co. <F1>                              129
    31,600  CalMat Co.                                             873
    21,890  Chesapeake Energy Corp.                                129
    18,500  Chieftain International, Inc. <F1>                     439
     1,500  Clayton Williams Energy, Inc. <F1>                      19
    12,400  Cliff's Drilling Co. <F1>                              512
    11,500  Coho Energy, Inc. <F1>                                  90
       600  Coho Resources Ltd., Class B<F1>                         7
     3,000  Crystal Oil Co. <F1>                                   126
       900  Dawson Geophysical Co. <F1>                             14
     2,100  Dawson Production Services, Inc. <F1>                   27
     2,100  DLB Oil & Gas, Inc. <F1>                                19

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            OIL AND GAS - 3.3% (CONT'D.)
    31,700  Houston Exploration (The) Co. <F1>               $     683
     6,900  Howell Corp.                                            98
    23,000  HS Resources, Inc. <F1>                                359
       900  Matrix Service Co. <F1>                                  7
       500  Maynard Oil Co. <F1>                                     6
     8,500  Meridian Resource Corp. <F1>                            68
     6,700  National Energy Group, Inc. <F1>                        19
   130,600  Numac Energy, Inc. <F1>                                473
     7,400  Pennsylvania Enterprises, Inc.                         187
    11,500  PetroCorp, Inc. <F1>                                    95
    22,800  Pool Energy Services Co. <F1>                          533
    47,700  Quaker State Corp.                                     897
   102,000  Ranger Oil Ltd. <F1>                                   663
    76,300  Rigel Energy Corp. <F1>                                632
    35,000  RPC, Inc. <F1>                                         429
    31,500  Snyder Oil Corp.                                       642
    11,897  Southern Union Co. <F1>                                286
    36,800  Southwest Gas Corp.                                    768
     6,300  Southwestern Energy Co.                                 67
    33,000  Stolt Comex Seaway S.A. <F1>                           831
     5,104  Swift Energy Co. <F1>                                   87
    10,000  Titan Exploration, Inc. <F1>                            81
    12,000  Tuboscope, Inc. <F1>                                   228
    13,600  Unit Corp. <F1>                                        111
    43,600  Western Gas Resources, Inc.                            828
    12,100  Wiser Oil Co.                                          154
                                                            ----------
                                                                12,195
                                                            ----------

            OTHER SERVICES - 1.1%
     2,600  Brite Voice Systems, Inc. <F1>                          25
       500  Childtime Learning Centers, Inc. <F1>                    8
     4,600  Christiana Co., Inc. <F1>                              168
     1,300  Correctional Services Corp. <F1>                        20
     8,700  Data Broadcasting Corp. <F1>                            50
     1,200  Educational Medical, Inc. <F1>                          14
     1,400  Electric Fuel Corp. <F1>                                 4
    49,200  Franklin Covey Co. <F1>                              1,195
       200  Hudson General Corp.                                     9
       400  IIC Industries, Inc. <F1>                                4
     5,200  InteliData Technologies Corp. <F1>                      16
     1,400  IntelliQuest Information Group, Inc. <F1>               16
     6,675  International Technology Corp. <F1>                     68
    98,700  Medaphis Corp. <F1>                                  1,030
     4,200  MoneyGram Payment Systems, Inc. <F1>                    64
    24,500  National Processing, Inc. <F1>                         303

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            OTHER SERVICES - 1.1% (CONT'D.)
    65,700  Physicians Reliance Network, Inc. <F1>             $   903
     1,900  RTW, Inc. <F1>                                          15
        26  Score Board (The), Inc.                                  0
     3,000  Sovran Self Storage, Inc.                               89
     3,800  U.S. Diagnostic, Inc. <F1>                              16
                                                            ----------
                                                                 4,017
                                                            ----------

            PAINTS AND RELATED PRODUCTS - 0.0%
       600  FinishMaster, Inc. <F1>                                  6
                                                            ----------

            PAPER AND RELATED PRODUCTS - 0.5%
    32,000  Chesapeake Corp.                                     1,103
     3,500  Dravo Corp. <F1>                                        38
    13,100  Longview Fibre Co.                                     204
     8,900  Nashua Corp. <F1>                                      130
    16,200  Paragon Trade Brands, Inc. <F1>                         86
    18,300  Pope & Talbot, Inc.                                    278
                                                            ----------
                                                                 1,839
                                                            ----------

            PERSONAL SERVICES - 0.2%
    29,850  Marcus Corp.                                           525
    13,300  Unifirst Corp.                                         372
                                                            ----------
                                                                   897
                                                            ----------

            PETROLEUM PRODUCTS - 0.3%
     3,300  Crown Central Petroleum Corp., Class B<F1>              61
    15,000  Giant Industries, Inc.                                 308
    11,467  Louis Dreyfus Natural Gas Corp. <F1>                   209
    36,400  Tesoro Petroleum Corp. <F1>                            650
                                                            ----------
                                                                 1,228
                                                            ----------

            PRINTING AND PUBLISHING - 1.2%
     1,000  Advanced Marketing Services, Inc. <F1>                  19
    22,300  American Business Products, Inc.                       493
    10,812  Axiohm Transaction Solutions, Inc. <F1>                146
    20,000  CMP Media, Inc. <F1>                                   503
       400  Courier Corp.                                           11
    14,700  CSS Industries, Inc. <F1>                              482
    22,300  Gibson Greetings, Inc. <F1>                            616
     4,300  Nelson (Thomas), Inc.                                   59
     1,500  NewsEdge Corp. <F1>                                     21
       800  Norwood Promotional Products, Inc. <F1>                 16
    25,200  Standard Register Co.                                  855
     9,900  Topps Co., Inc. <F1>                                    25

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            PRINTING AND PUBLISHING - 1.2% (CONT'D.)
    28,750  World Color Press, Inc. <F1>                       $   999
                                                            ----------
                                                                 4,245
                                                            ----------

            PROFESSIONAL SERVICES - 3.6%
     1,900  3-D Geophysical, Inc. <F1>                              18
     1,500  ACT Networks, Inc. <F1>                                 17
     1,400  Adept Technology, Inc. <F1>                             15
       500  Alarmguard Holdings, Inc. <F1>                           5
       400  Allied Research Corp. <F1>                               5
    58,300  AMERCO*                                              1,793
     7,400  American Oncology Resources, Inc. <F1>                 113
     1,300  Andersons (The), Inc.                                   12
     1,600  Atalanta/Sosnoff Capital Corp. <F1>                     17
    40,400  Banta Corp.                                          1,250
    20,700  Banyan Systems, Inc. <F1>                              114
    12,200  BE Aerospace, Inc. <F1>                                343
     1,200  Carey International, Inc. <F1>                          29
     3,900  Clintrials Research, Inc. <F1>                          28
     6,100  Cyberonics, Inc. <F1>                                  194
    18,600  Cyrk, Inc. <F1>                                        288
     3,100  DNAP Holding Corp. <F1>                                 12
     1,400  Echelon International Corp., Inc. <F1>                  31
    39,600  Elsag Bailey Process Automation N.V. <F1>              757
     3,300  Euronet Services, Inc. <F1>                             25
    11,326  Flour Daniel/GTI, Inc. <F1>                            109
    37,700  Gerber Scientific, Inc.                                983
       900  Grey Advertising, Inc.                                 334
     2,500  HCIA, Inc. <F1>                                         37
    15,700  Inacom Corp<F1>                                        434
     3,400  INSO Corp. <F1>                                         60
    46,600  Interim Services, Inc. <F1>                          1,573
     3,000  Landstar System, Inc. <F1>                              97
     9,900  Layne Christensen Co. <F1>                             150
     2,100  Microdyne Corp. <F1>                                    14
     6,200  MTL, Inc. <F1>                                         239
    28,700  Network Equipment Technologies, Inc. <F1>              466
    17,900  Nichols Research Corp. <F1>                            501
     2,900  Novadigm, Inc. <F1>                                     10
    10,600  Oak Technology, Inc. <F1>                               67
     4,600  Personnel Group of America, Inc. <F1>                  105
    17,900  Pharmaceutical Marketing Services, Inc. <F1>           264
     7,600  Phymatrix Corp. <F1>                                    85
    11,300  Physician Computer Network, Inc. <F1>                   19
     5,000  Physician Resource Group, Inc. <F1>                     18
    17,050  Pinkerton's, Inc. <F1>                                 393

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            PROFESSIONAL SERVICES - 3.6% (CONT'D.)
     3,000  Progress Software Corp. <F1>                    $       90
    10,900  Protein Design Laboratories, Inc. <F1>                 428
    20,200  Retix Co. <F1>                                          98
     5,200  Scopus Technology, Inc. <F1>                           105
     1,100  Seer Technologies, Inc. <F1>                             3
       300  Somerset Group (The), Inc.                               7
     1,600  StarTek, Inc. <F1>                                      19
       500  SteriGenics International, Inc. <F1>                    11
     6,700  Strategic Distribution, Inc. <F1>                       40
    20,900  Telxon Corp.                                           554
     2,800  Thermo TerraTech, Inc. <F1>                             20
     6,900  ThermoTrex Corp. <F1>                                  146
     1,900  United Dental Care, Inc. <F1>                           34
     9,300  Volt Information Sciences, Inc. <F1>                   518
    11,800  Xircom, Inc. <F1>                                      163
                                                            ----------
                                                                13,260
                                                            ----------

            REAL ESTATE - 0.8%
     8,700  Ambassador Apartments, Inc.                            178
    12,300  Avatar Holdings, Inc. <F1>                             338
     4,300  Bluegreen Corp. <F1>                                    36
     5,000  Castle & Cooke, Inc. <F1>                               84
     2,700  Cavalier Homes, Inc.                                    31
    17,500  Getty Realty Corp.                                     401
     5,533  LaSalle Partners, Inc. <F1>                            180
     6,100  Lexford, Inc. <F1>                                     250
    32,200  LNR Property Corp.                                     861
     4,500  Price Enterprises, Inc.                                 86
     8,400  Trammell Crow Co. <F1>                                 239
    22,000  Winston Hotels, Inc.                                   292
                                                            ----------
                                                                 2,976
                                                            ----------

            RECREATIONAL AND LEISURE SERVICES - 2.6%
    20,800  Aldila, Inc. <F1>                                      124
     3,500  AMC Entertainment, Inc. <F1>                            84
    13,800  American Classic Voyages Co. <F1>                      317
     3,400  Ameristar Casinos, Inc. <F1>                            20
     4,100  Argosy Gaming Co. <F1>                                  16
    40,400  Ascent Entertainment Group, Inc. <F1>                  417
    61,300  Aztar Corp. <F1>                                       529
    59,900  Boyd Gaming Corp. <F1>                                 431
     5,500  Carmike Cinemas, Inc. <F1>                             177
     3,900  Casino America, Inc. <F1>                               11
   239,900  Cineplex Odeon Corp. <F1>                              405
    10,400  Coastcast Corp. <F1>                                   217

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            RECREATIONAL AND LEISURE
            SERVICES - 2.6% (CONT'D.)
       600  Craig Corp. <F1>                                 $       7
    10,500  GC Cos., Inc. <F1>                                     549
    64,000  Grand Casinos, Inc. <F1>                             1,092
    13,300  Harveys Casino Resorts                                 377
    24,637  Hollywood Park, Inc. <F1>                              289
     7,100  Homestead Village, Inc. <F1>                           107
    12,300  Jackpot Enterprises, Inc. <F1>                         160
    15,200  Lodgenet Entertainment Corp. <F1>                      177
    13,400  Mikohn Gaming Corp. <F1>                                93
     6,800  Players International, Inc. <F1>                        34
     3,248  President Casinos, Inc. <F1>                            10
    54,900  Prime Hospitality Corp. <F1>                         1,071
     3,100  Quintel Entertainment, Inc. <F1>                        17
       700  Reading Entertainment, Inc. <F1>                         9
     3,600  Red Roof Inns, Inc. <F1>                                66
    25,300  Rio Hotel & Casino, Inc. <F1>                          656
       500  Riviera Holdings Corp. <F1>                              5
     9,700  Sholodge, Inc. <F1>                                     92
    21,900  Showboat, Inc.                                         656
     1,700  Shuffle Master, Inc. <F1>                               16
    13,100  Skyline Corp.                                          400
     5,400  Sodak Gaming, Inc. <F1>                                 38
    23,000  Spelling Entertainment Group, Inc.                     207
     8,900  Station Casinos, Inc. <F1>                             131
     4,000  Suburban Lodges of America, Inc. <F1>                   64
     4,800  Sunburst Hospitality Corp. <F1>                         42
       500  Supertel Hospitality, Inc. <F1>                          6
     5,700  Trump Hotels and Casino Resorts, Inc. <F1>              52
     5,300  White River Corp. <F1>                                 477
                                                            ----------
                                                                 9,648
                                                            ----------

            RESEARCH AND CONSULTING SERVICES - 1.6%
     4,300  Aurora Biosciences Corp. <F1>                           49
       700  Baker (Michael) Corp. <F1>                               7
     1,500  BioReliance Corp. <F1>                                  25
    37,600  Cell Genesys, Inc. <F1>                                249
     4,400  Continental Can, Inc. <F1>                             172
     1,100  Corrpro Cos., Inc. <F1>                                 16
     8,500  Cytogen Corp. <F1>                                      18
    24,500  Dames & Moore, Inc.                                    326
     9,900  Exponent, Inc. <F1>                                     99
     3,900  Genome Therapeutics Corp. <F1>                          34
     2,200  ICF Kaiser International, Inc. <F1>                      6
    38,500  Information Resources, Inc. <F1>                       626
       900  Information Storage Devices, Inc. <F1>                   5

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            RESEARCH AND CONSULTING
            SERVICES - 1.6% (CONT'D.)
    38,600  Informix Corp. <F1>                                $   328
     6,400  Integra Lifesciences Corp. <F1>                         28
     6,500  Jacobs Engineering Group, Inc. <F1>                    210
     9,500  Liposome Technology, Inc. <F1>                          53
       900  M/A/R/C, Inc.                                           13
    24,500  Mycogen Corp. <F1>                                     446
     3,400  Neopath, Inc. <F1>                                      47
    33,000  Neurocrine Biosciences, Inc. <F1>                      268
    19,100  Northfield Laboratories, Inc. <F1>                     191
    37,000  OHM Corp. <F1>                                         497
     1,100  Right Management Consultants, Inc. <F1>                 13
    43,400  Scios, Inc.                                            529
    10,800  Somatogen, Inc. <F1>                                    91
    13,000  SpaceLabs Medical, Inc. <F1>                           288
     1,300  SpectRx, Inc. <F1>                                      11
    17,400  Stone & Webster, Inc.                                  813
     7,500  Summit Technology, Inc. <F1>                            41
       600  Thomas Group, Inc. <F1>                                  5
    14,383  URS Corp. <F1>                                         227
                                                            ----------
                                                                 5,731
                                                            ----------

            RETAIL - 5.7%
     1,000  Alrenco, Inc. <F1>                                      20
    34,800  AnnTaylor Stores, Inc. <F1>                            572
     1,700  Applied Extrusions Technologies, Inc. <F1>              13
    38,000  Avis Rent A Car, Inc. <F1>                           1,233
    16,500  Baker (J.), Inc.                                       130
    11,500  Bell Microproducts, Inc. <F1>                           86
    12,300  Blair Corp. <F1>                                       281
     2,900  Books-A-Million, Inc. <F1>                              17
     9,600  Bombay Co. (The), Inc. <F1>                             48
    11,300  Bon-Ton Stores, Inc. <F1>                              172
    10,600  Brookstone, Inc. <F1>                                  140
    11,500  Buffets, Inc. <F1>                                     158
    64,320  Burlington Coat Factory Warehouse Co.                1,118
    11,700  Buttrey Food & Drug Stores Co. <F1>                    174
    33,000  Cash America International, Inc.                       536
   161,700  Charming Shoppes, Inc. <F1>                            768
    15,900  Chart House Enterprises, Inc. <F1>                     111
    82,500  Checkers Drive-In Restaurants, Inc. <F1>                72
       700  Consolidated Products, Inc. <F1>                         6
     8,500  Davco Restaurants, Inc. <F1>                           168
     2,100  DEB Shops, Inc.                                         15
    22,400  Dress Barn, Inc. <F1>                                  644
    17,800  Drug Emporium, Inc. <F1>                                75

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            RETAIL - 5.7% (CONT'D.)
       800  Duckwall-ALCO Stores, Inc. <F1>                   $     12
    44,400  Eagle Hardware & Garden, Inc. <F1>                     783
    23,400  Egghead, Inc. <F1>                                     252
     8,500  Einstein/Noah Bagel Corp. <F1>                          35
     3,900  Fabri-Centers of America, Inc., Class A                121
     9,300  Fedders Corp.                                           53
    24,500  Filene's Basement Corp. <F1>                           132
    54,900  Fingerhut Cos., Inc.                                 1,424
     1,400  Florsheim Group, Inc. <F1>                              12
     8,141  Frisch's Restaurants, Inc.                             106
     4,300  Galoob Toys, Inc. <F1>                                  43
     2,300  Getty Petroleum Marketing, Inc. <F1>                    14
       500  Global Motorsport Group, Inc. <F1>                       9
    18,700  Good Guys, Inc. <F1>                                   198
    14,200  Gottschalks, Inc. <F1>                                 113
    11,600  Haggar Corp.                                           171
    11,800  Haverty Furniture, Inc.                                221
    17,600  Helen of Troy Ltd. <F1>                                327
     9,300  Hollywood Entertainment Corp. <F1>                     130
    51,000  HomeBase, Inc. <F1>                                    427
    16,300  InterTAN, Inc. <F1>                                     85
     6,900  Jacobson Stores, Inc. <F1>                              97
     7,600  Just For Feet, Inc. <F1>                               155
     2,300  Koo Koo Roo, Inc. <F1>                                   7
    21,500  Lechters, Inc. <F1>                                    122
     2,700  Lifetime Hoan Corp.                                     31
    13,000  Lillian Vernon Corp.                                   227
     1,400  Little Switzerland, Inc. <F1>                           11
    28,100  Michael's Stores, Inc. <F1>                          1,050
    46,700  Micro Warehouse, Inc. <F1>                             762
     1,700  Monro Muffler Brake, Inc. <F1>                          28
    24,900  Musicland Stores Corp. <F1>                            282
     4,400  National Media Corp. <F1>                               11
    13,500  Piccadilly Cafeterias, Inc.                            170
     2,800  Quality Dining, Inc. <F1>                               14
       300  Republic Automotive Parts, Inc. <F1>                     5
     1,300  REX Stores Corp. <F1>                                   19
       600  Rush Enterprises, Inc. <F1>                              7
     4,800  Schultz Sav-o Stores, Inc.                              80
     1,700  SED International Holdings, Inc. <F1>                   19
    25,500  Service Merchandise Co., Inc. <F1>                      51
    17,700  Shoe Carnival, Inc. <F1>                               190
    43,900  Shopko Stores, Inc. <F1>                             1,391
     7,950  Showbiz Pizza Time, Inc. <F1>                          265
    29,700  Sizzler International, Inc. <F1>                        98
    11,000  Sport Supply Group, Inc. <F1>                          102

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            RETAIL - 5.7% (CONT'D.)
    42,700  Sports Authority (The), Inc. <F1>                $     699
       800  Stephan Co. (The)                                       10
    11,100  Swiss Army Brands, Inc. <F1>                           130
    24,000  Syms Corp. <F1>                                        339
    20,100  Taco Cabana, Inc., Class A<F1>                         138
     8,100  Talbots, Inc.                                          158
    17,100  Tandycrafts, Inc. <F1>                                  90
    25,500  TCBY Enterprises, Inc.                                 255
     8,000  Trak Auto Corp. <F1>                                    76
     4,400  Ugly Duckling Corp. <F1>                                48
     4,600  United Auto Group, Inc. <F1>                            61
     1,900  Uno Restaurant Corp. <F1>                               14
    43,100  Value City Department Stores, Inc. <F1>                730
    12,400  Vicorp Restaurants, Inc. <F1>                          228
     9,400  Wolohan Lumber Co.                                     122
    47,600  Zale Corp. <F1>                                      1,374
                                                            ----------
                                                                20,891
                                                            ----------

            RUBBER AND PLASTICS - 1.1%
    38,200  ACX Technologies, Inc. <F1>                            914
    13,700  Blessings Corp. <F1>                                   247
     8,300  China Tire Holdings Ltd.                                63
    11,968  Essef Corp. <F1>                                       226
    15,600  Furon Co.                                              368
    21,500  Gundle/SLT Environmental, Inc. <F1>                    113
     2,300  Lamson & Sessions (The) Co. <F1>                        15
     3,800  O'Sullivan Corp.                                        36
     2,500  Park-Ohio Industries<F1>                                48
       400  Ragan (Brad), Inc. <F1>                                 14
    15,000  Sealright Co., Inc. <F1>                               206
    18,500  Sola International, Inc. <F1>                          767
     9,550  Tredegar Industries, Inc.                              692
    18,100  Uniroyal Technology Corp. <F1>                         167
                                                            ----------
                                                                 3,876
                                                            ----------

            SANITARY SERVICES - 0.2%
    14,300  Kaiser Ventures, Inc. <F1>                             189
    94,500  Laidlaw Environment Services, Inc. <F1>                354
     5,245  NSC Corp.                                               10
       300  Scope Industries                                        19
    10,720  Sevenson Environmental Services, Inc.                  102
     2,100  Thermo Remediation, Inc.                                13
       688  Valley Systems, Inc. <F1>                                1
                                                            ----------
                                                                   688
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------
            SERVICE INDUSTRY MACHINERY - 0.2%
     7,100  Edelebrock Corp. <F1>                              $   138
    14,300  Scotsman Industries, Inc.                              411
     2,200  Thermo Sentron, Inc. <F1>                               25
     1,100  Trident International, Inc. <F1>                        17
                                                            ----------
                                                                   591
                                                            ----------

            SOCIAL SERVICES - 0.1%
    13,100  Berlitz International, Inc. <F1>                       355
     1,200  New Horizons Worldwide, Inc. <F1>                       16
                                                            ----------
                                                                   371
                                                            ----------

            STEEL PRODUCTS - 1.6%
    15,800  Acme Metals, Inc. <F1>                                 145
    13,500  AK Steel Holding Corp.                                 285
    11,800  Amcast Industrial Corp.                                255
    40,300  Birmingham Steel Corp.                                 660
    22,200  Brush Wellman, Inc.                                    633
    11,500  Fansteel, Inc. <F1>                                     87
    16,700  Gibraltar Steel Corp. <F1>                             357
    12,300  Inland Steel Industries, Inc.                          340
    52,500  J & L Specialty Steel, Inc.                            499
     6,100  National Steel Corp.                                   104
    14,500  Olympic Steel, Inc. <F1>                               201
    34,900  Oregon Steel Mills, Inc.                               768
    20,550  Reliance Steel & Aluminum Co.                          791
    15,225  Roanoke Electric Steel Corp.                           314
     8,100  Steel of West Virginia, Inc. <F1>                       83
    16,300  Steel Technologies, Inc.                               195
    12,800  Tyler Corp. <F1>                                        99
    58,100  Weirton Steel Corp. <F1>                               211
                                                            ----------
                                                                 6,027
                                                            ----------

            TEXTILES - 1.7%
    12,400  Angelica Corp.                                         286
   188,700  Burlington Industries, Inc. <F1>                     3,314
     5,100  Chemfab Corp. <F1>                                     125
     6,300  Cone Mills Corp. <F1>                                   56
    10,800  Crown Crafts, Inc.                                     226
    11,400  Dixie Group (The), Inc. <F1>                           132
    15,600  Dyersburg Corp.                                        122
     7,700  Fab Industries, Inc.                                   245
    26,100  Guilford Mills, Inc.                                   770
    13,200  Johnstown American Industries, Inc. <F1>               216
    36,700  Phillips-Van Heusen Corp.                              452
     3,362  Pillowtex Corp.                                        163
    19,600  Worldtex, Inc. <F1>                                    148
                                                            ----------
                                                                 6,255
                                                            ----------

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            TRANSPORTATION PARTS AND EQUIPMENT - 3.3%
    38,550  AAR Corp.                                         $  1,050
    14,000  Amtran, Inc. <F1>                                      228
     7,400  Arctic Cat, Inc.                                        69
    26,500  Arkansas Best Corp. <F1>                               290
    29,200  Arvin Industries, Inc.                               1,195
    19,700  Avondale Industries, Inc. <F1>                         566
    31,800  Banner Aerospace, Inc. <F1>                            372
    17,800  Brilliance China Automotive Holdings Ltd.              189
     9,100  Celadon Group, Inc. <F1>                               134
     3,400  Copart, Inc. <F1>                                       57
    33,500  Detroit Diesel Corp. <F1>                              735
     8,500  Durakon Industries, Inc. <F1>                           79
     5,400  Exide Corp.                                             91
       200  Federal Screw Works                                     11
     4,700  FRP Properties, Inc. <F1>                              153
    19,200  Greenbrier, Inc.                                       331
    17,300  Huffy Corp.                                            280
       400  Lund International Holdings, Inc. <F1>                   5
     6,600  Molecular Dynamics, Inc. <F1>                           95
    16,700  MotivePower Industries, Inc. <F1>                      461
    11,300  Old Dominion Freight Line, Inc. <F1>                   194
    43,700  Orbital Sciences Corp. <F1>                          1,961
       300  Oshkosh Truck Corp.                                      6
    10,700  R & B, Inc. <F1>                                       111
    83,700  Rollins Truck Leasing Corp.                          1,156
     2,100  Spartan Motors, Inc. <F1>                               17
    22,800  Standard Products Co.                                  751
    45,000  Stewart & Stevenson Services, Inc.                   1,083
     9,800  Thor Industries, Inc.                                  401
       600  Transpro, Inc.                                           5
    11,800  Walbro Corp. <F1>                                      145
                                                            ----------
                                                                12,221
                                                            ----------

            TRANSPORTATION SERVICES - 5.2%
     8,300  AirTran Holdings, Inc. <F1>                             58
    19,800  Alaska Air Group, Inc. <F1>                          1,073
     9,300  Allied Holdings, Inc. <F1>                             186
     8,000  American Freightways, Inc. <F1>                         88
     6,500  Arnold Industries, Inc.                                110
    19,600  Circle International Corp. <F1>                        519
     5,700  Consolidated Freightways Corp. <F1>                     97
       600  Dynamex, Inc. <F1>                                       7
     8,000  Florida East Coast Industries, Inc.                    889
    48,100  Fritz Companies, Inc. <F1>                             764
    22,800  Frozen Food Express Industries, Inc.                   215
    80,500  Greyhound Lines, Inc. <F1>                             382

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            TRANSPORTATION SERVICES - 5.2% (CONT'D.)
     5,300  Gulfmark Offshore, Inc. <F1>                     $     146
     9,700  Hawaiian Airlines, Inc. <F1>                            33
    49,500  Hunt (J.B.) Transportation Services, Inc.            1,408
       400  Kenan Transport Co.                                     13
    33,000  Kirby Corp. <F1>                                       794
     5,900  KLLM Transport Services, Inc. <F1>                      74
    17,200  Maritrans, Inc.                                        188
     6,000  Marten Transport Ltd. <F1>                             110
    11,800  Matlack Systems, Inc. <F1>                             112
    16,300  M.S. Carriers, Inc. <F1>                               552
    38,400  Mesa Airlines, Inc. <F1>                               353
    28,800  Offshore Logistics, Inc. <F1>                          572
     6,200  Oglebay Norton Co.                                     256
    58,300  OMI Corp. <F1>                                         525
    49,550  Overseas Shipholding Group, Inc.                     1,059
     8,100  PS Group, Inc. <F1>                                    105
       900  RailAmerica, Inc. <F1>                                   6
    12,400  Railtex, Inc. <F1>                                     205
    27,900  Roadway Express, Inc.                                  685
    13,800  Skywest, Inc.                                          504
     3,400  Stolt-Nielsen S.A.                                      68
    38,400  Teekay Shipping Corp.                                1,195
    20,800  Tower Air, Inc. <F1>                                   104
     8,400  TransFinancial Holdings, Inc. <F1>                      79
     1,100  Transport Corp. of America, Inc. <F1>                   19
    30,600  US Freightways Corp.                                 1,102
    45,350  Werner Enterprises, Inc.                             1,156
    38,700  XTRA Corp.                                           2,496
    38,600  Yellow Corp. <F1>                                      738
                                                            ----------
                                                                19,045
                                                            ----------

            UTILITIES - ELECTRIC - 2.3%
     5,000  Calpine Corp. <F1>                                      89
    26,600  Central Hudson Gas & Electric Corp.                  1,160
    44,000  Central Maine Power Co.                                776
    17,700  CILCORP, Inc.                                          854
    27,700  Eastern Utilities Associates                           755
     4,300  Empire District Electric Co.                            93
    11,500  Interstate Power Co.                                   412
    18,500  Orange & Rockland Utilities, Inc.                      830
    21,600  Sierra Pacific Resources                               811
    17,800  TNP Enterprises, Inc.                                  589
     3,000  Trigen Energy Corp.                                     45
    19,100  United Illuminating Co.                                924
     2,400  WPS Resources Corp.                                  1,079
                                                            ----------
                                                                 8,417
                                                            ----------

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            WATER SUPPLY - 0.6%
     6,600  Aquarion Co.                                   $       214
    12,000  Consumers Water Co.                                    248
    10,700  E' Town Corp.                                          371
     4,300  SJW Corp.                                              303
    12,200  Southern California Water Co.                          317
    35,268  United Water Resources, Inc.                           637
                                                            ----------
                                                                 2,090
                                                            ----------

            WHOLESALE - 2.1%
    11,100  Atchison Casting Corp. <F1>                            173
    12,387  Bell Industries, Inc. <F1>                             175
    16,000  Bindley Western Industries, Inc.                       607
    16,100  Building Materials Holding Corp. <F1>                  219
     4,200  Discount Auto Parts, Inc. <F1>                         102
    25,800  Ekco Group, Inc. <F1>                                  182
    45,300  Handleman Co. <F1>                                     362
    23,900  Hughes Supply, Inc.                                    865
     9,700  IGEN, Inc. <F1>                                        411
     1,200  Industrial Distribution Group, Inc. <F1>                22
    53,200  Intelligent Electronics, Inc. <F1>                     384
    25,500  Marshall Industries Co. <F1>                           851
    21,000  Microage, Inc. <F1>                                    265
    13,600  Morgan Products Ltd. Co. <F1>                           75
    15,300  Nash-Finch Co.                                         304
     2,000  Noel Group, Inc. <F1>                                    5
     4,900  Noland Co.                                             115
     1,200  NuCo2, Inc. <F1>                                        16
    32,600  Owens & Minor, Inc. Holding Co.                        589
     7,200  Rentrak Corp. <F1>                                      68
     9,400  Richardson Electronics Ltd.                            126
     1,500  Richey Electronics, Inc. <F1>                           15
    13,200  Russ Berrie & Co., Inc.                                400
    22,600  Sciclone Pharmaceuticals, Inc. <F1>                     90
    16,100  Shaman Pharmaceuticals, Inc. <F1>                       81
     5,900  Software Spectrum, Inc. <F1>                           128
    17,220  Standard Commercial Corp. <F1>                         274
    13,000  Syncor International Corp. <F1>                        236
     7,720  United Stationers, Inc. <F1>                           477
     9,900  Vallen Corp. <F1>                                      203
                                                            ----------
                                                                 7,820
                                                            ----------

            Total Common Stocks
            (cost $269,134)                                    365,348
                                                            ----------

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            WARRANTS - 0.0%

        50  Coram Healthcare Corp., Exp. 7/11/99<F1>         $       0
        51  Jan Bell Marketing, Inc., Exp. 12/16/98<F1>              0
       255  Millicom American Satellite, Exp. 6/30/99<F1>            0
     1,010  Olicom A/S, Exp. 6/11/00<F1>                            10
        23  Perkin-Elmer Corp., Exp. 9/11/03<F1>                     0
        27  Royce Laboratories, Inc., Exp. 1998<F1>                  0
        18  Sound Advice, Inc., Exp. 6/14/99<F1>                     0
        90  Stevens International, Inc., Exp. 10/30/98<F1>           0
        32  Valley Systems, Inc., Exp. 1998<F1>                      0
        50  Xytronyx, Inc., Exp. 8/11/01<F1>                         0
        10  York Research Corp., Class B,
            Exp. 5/1/98<F1>                                          0
         6  York Research Corp., Class C,
            Exp. 9/30/98<F1>                                         0
                                                            ----------

            Total Warrants
            (cost $0)                                               10
                                                            ----------

            OTHER INVESTMENTS - 0.0%

    10,000  Escrow American Medical Electronics, Inc. <F1>           0
       220  Escrow Millicom, Inc. <F1>                               0
       300  Escrow Northeast Bancorp, Inc. <F1>                      0
       225  Escrow Statesman Group, Inc. <F1>                        0
     4,500  Escrow Strawbridge & Clothier<F1>                        0
     1,200  Escrow Takecare, Inc. <F1>                               0
                                                            ----------

            Total Other Investments
            (cost $0)                                                0
                                                            ----------

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

SMALL CAP FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
----------------------------------------------------------------------

            PROMISSORY NOTE - 0.0%

  $      3  DVL, Inc. Redeemable Promissory Note,
            10.00%, 12/31/05
            (cost $0)                                       $        3
                                                            ----------

            SHORT-TERM INVESTMENTS - 1.8%

     6,115  Banque Paribas, Grand Cayman,
            6.13%, 4/1/98                                        6,115
       470  U.S. Treasury Bill,
            5.32%, 4/16/98 <F1>                                    464
                                                            ----------

            Total Short-Term Investments
            (cost $6,579)                                        6,579
                                                            ----------

            Total Investments - 100.9%
            (cost $275,713)                                    371,940

            Liabilities less Other Assets - (0.9)%             (3,361)
                                                            ----------

            NET ASSETS - 100.0%                               $368,579
                                                            ==========


OPEN FUTURES CONTRACTS:

                               Contract                           Unrealized
                   Number of    Amount      Contract    Contract     Gain
Type               Contracts    (000s)      Position      Exp.      (000s)
----------------------------------------------------------------------------

Russell 2000           21       $5,114        Long        6/98       $75
S&P/Barra Value        11        1,508        Long        6/98        20
                                                                     ----
                                                                     $95
                                                                     ====
<F2> Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERNATIONAL GROWTH EQUITY FUND


NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMMON STOCKS - 94.1%

            FRANCE - 14.2%
     9,500  Accor S.A.                                        $  2,438
    38,000  Axa-UAP                                              3,913
    14,000  Castorama Dubois Investisse                          2,350
    32,000  Cie Financiere Paribas                               3,238
    14,000  Cie Generale des Eaux                                2,273
    23,000  Elf Aquitaine S.A.                                   3,013
    11,000  Groupe Danone S.A.                                   2,656
    16,000  Societe Generale                                     3,202
    16,000  Suez Lyonnaise des Eaux                              2,311
                                                            ----------
                                                                25,394
                                                            ----------

            GERMANY - 12.2%
    11,000  Allianz A.G.                                         3,322
    40,000  Deutsche Bank A.G.                                   3,010
     5,000  Karstadt A.G.                                        1,952
     9,000  MAN A.G.                                             2,998
     4,300  Mannesmann A.G.                                      3,148
     6,000  Muenchener Rueckversicherungs -
            Gesellschaft A.G.                                    2,595
    38,000  VEBA A.G.                                            2,696
     2,500  Volkswagen A.G.                                      1,958
                                                            ----------
                                                                21,679
                                                            ----------

            GREECE - 2.0%
    15,000  Alpha Credit Bank                                    1,161
    30,000  Hellenic Bottling Co. S.A.                             863
    60,000  Hellenic Telecommunication
            Organization S.A.                                    1,501
                                                            ----------
                                                                 3,525
                                                            ----------

            IRELAND - 1.8%
    50,000  Elan Corp. PLC ADR<F1>                               3,231
                                                            ----------

            ITALY - 7.4%
   125,000  Assicurazioni Generali                               3,854
   650,000  Fiat S.p.A.                                          2,712
   850,000  Pirelli S.p.A.                                       3,259
   425,000  Telecom Italia S.p.A.                                3,349
                                                            ----------
                                                                13,174
                                                            ----------
            JAPAN - 15.6%
   100,000  Eisai Co. Ltd.                                       1,372
    50,000  Fuji Photo Film Co.                                  1,860

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            JAPAN - 15.6% (CONT'D.)
   250,000  Industrial Bank of Japan (The) Ltd.               $  1,706
    25,000  Ito-Yokado Co. Ltd.                                  1,354
    35,000  Jafco Co.                                            1,181
   200,000  Kirin Brewery Co. Ltd.                               1,785
    30,000  Matsumotokiyoshi                                     1,057
   155,000  Mitsubishi Estate Co. Ltd.                           1,511
   150,000  Nippon Comsys Corp.                                  1,754
       275  Nippon Telegraph & Telephone Corp.                   2,289
   135,000  Nomura Securities Co. Ltd.                           1,589
   200,000  Obayashi Corp.                                         982
   115,000  Ricoh Co. Ltd.                                       1,156
   350,000  Sakura Bank (The) Ltd.                               1,241
   110,000  Sanwa Bank (The) Ltd.                                  982
   230,000  Sumitomo Realty & Development Co. Ltd.               1,355
   150,000  Terumo Corp.                                         2,103
   105,000  Uny Co. Ltd.                                         1,716
    60,000  Xebio Co. Ltd.                                         742
                                                            ----------
                                                                27,735
                                                            ----------

            NETHERLANDS - 4.2%
    33,000  ING Groep N.V.                                       1,873
    45,000  Unilever N.V. ADR                                    3,088
    40,000  Vendex International N.V.                            2,533
                                                            ----------
                                                                 7,494
                                                            ----------

            PORTUGAL - 2.2%
    60,000  Cimpor - Cimentos de Portugal,
            SGPS, S.A.                                           2,114
    36,000  Portugal Telecom S.A. ADR                            1,888
                                                            ----------
                                                                 4,002
                                                            ----------

            SPAIN - 3.2%
    23,000  Banco Bilbao Vizcaya S.A.                            1,080
   160,000  Iberdrola S.A.                                       2,430
    16,000  Telefonica de Espana ADR                             2,116
                                                            ----------
                                                                 5,626
                                                            ----------

            SWEDEN - 2.7%
   115,000  Astra AB, A Shares                                   2,374
    30,000  Electrolux AB, B Shares                              2,477
                                                            ----------
                                                                 4,851
                                                            ----------

            SWITZERLAND - 8.0%
    12,000  Credit Suisse Group                                  2,401
     1,500  Nestle S.A.                                          2,866

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERNATIONAL GROWTH EQUITY FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            SWITZERLAND - 8.0% (CONT'D.)
     2,000  Novartis A.G.                                   $    3,540
     1,700  UBS Bearer                                           2,777
     4,500  Zurich Versicherungs-Gesellschaft A.G.               2,612
                                                            ----------
                                                                14,196
                                                            ----------

            UNITED KINGDOM - 20.6%
   200,000  Bass PLC                                             3,839
   200,000  CRH PLC                                              3,014
   220,000  Diageo PLC                                           2,594
   450,000  General Electric Co. PLC                             3,564
    48,000  Glaxo Wellcome PLC ADR                               2,598
   210,000  Great Universal Stores PLC                           2,608
   500,000  Ladbroke Group PLC                                   2,799
   210,000  Lloyds TSB Group PLC                                 3,267
   200,000  National Westminster Bank PLC                        3,660
   185,000  Pearson PLC                                          3,005
   500,000  Shell Transport & Trading Co.                        3,676
    20,000  Vodafone Group PLC ADR                               2,078
                                                            ----------
                                                                36,702
                                                            ----------

            Total Common Stocks
            (cost $141,493)                                    167,609
                                                            ----------

            Total Investments - 94.1%
            (cost $141,493)                                    167,609

            Other Assets less Liabilities - 5.9%                10,601
                                                            ----------

            NET ASSETS - 100.0%                               $178,210
                                                            ==========

See Notes to the Financial Statements.

At March 31, 1998, the International Growth Equity Fund's investments were diversified as follows:

Industry
Sector
----------------------------------------
Basic Industries/Energy            8.1%
Capital Goods                      8.7
Consumer Goods                    34.8
Financial Services                27.4
Real Estate                        1.6
Technology                         8.1
Other                             11.3
                                 ------
Total                            100.0%
                                 ======


SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERNATIONAL SELECT EQUITY FUND


NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMMON STOCKS - 88.9%

            AUSTRIA - 2.0%
    40,000  Erste Bank der Desterreichischen
            Sparkasser A.G.                                   $  2,389
                                                            ----------

            BRAZIL - 1.7%
    15,000  Telebras ADR                                         1,947
                                                            ----------

            FRANCE - 8.3%
    15,000  Castorama Dubois Investisse                          2,518
    12,000  Societe Generale                                     2,402
    20,000  Total S.A., B Shares                                 2,402
    15,000  Union des Assurances Federales                       2,464
                                                            ----------
                                                                 9,786
                                                            ----------

            GERMANY - 2.5%
    15,000  ERGO Versicherungs Gruppe A.G.                       2,952
                                                            ----------

            GREECE - 4.4%
    25,000  Alpha Credit Bank                                    1,935
    10,000  Hellenic Bottling Co. S.A.                             288
   120,000  Hellenic Telecommunication
            Organization S.A.                                    3,002
                                                            ----------
                                                                 5,225
                                                            ----------

            IRELAND - 4.2%
   175,000  CRH PLC                                              2,637
    35,000  Elan Corp. PLC ADR<F1>                               2,262
                                                            ----------
                                                                 4,899
                                                            ----------

            ITALY - 9.0%
   156,600  Assicurazioni Generali                               4,828
   100,000  Banco Popolare di Bergamo Credito
            Varesino S.p.A.                                      2,288
   900,000  Pirelli S.p.A.                                       3,451
                                                            ----------
                                                                10,567
                                                            ----------

            JAPAN - 14.9%
    55,000  Fuji Photo Film Co.                                  2,046
   275,000  Industrial Bank of Japan (The)                       1,877
    40,000  Ito-Yokado Co. Ltd.                                  2,166
    57,000  Matsumotokiyoshi                                     2,009
       300  Nippon Telegraph & Telephone Corp.                   2,497
    75,000  Sankyo Co. Ltd.                                      2,081
   175,000  Terumo Corp.                                         2,454

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            JAPAN - 14.9% (CONT'D.)
   150,000  Uny Co. Ltd.                                    $    2,452
                                                            ----------
                                                                17,582
                                                            ----------

            MEXICO - 2.0%
    75,000  Cifra S.A. ADR                                       1,350
   200,000  Kimberly-Clark de Mexico S.A., A Shares              1,033
                                                            ----------
                                                                 2,383
                                                            ----------

            NETHERLANDS - 6.6%
    50,000  Cap Gemini N.V.                                      3,070
    90,000  Vedior N.V.                                          2,267
    70,000  Verenigd Bezit VNU                                   2,394
                                                            ----------
                                                                 7,731
                                                            ----------

            NORWAY - 2.3%
   100,000  Tomra Systems ASA                                    2,649
                                                            ----------

            PORTUGAL - 5.1%
    90,000  Cimpor-Cimentos de Portugal, SGPS, S.A.              3,171
    55,000  Portugal Telecom S.A. ADR                            2,884
                                                            ----------
                                                                 6,055
                                                            ----------

            SOUTH AFRICA - 2.5%
   100,000  Nedcor Ltd.                                          2,937
                                                            ----------

            SWEDEN - 1.8%
   100,000  Astra AB, A Shares                                   2,064
                                                            ----------

            SWITZERLAND - 7.3%
    15,000  Credit Suisse Group                                  3,001
     1,800  Novartis A.G.                                        3,185
       225  Roche Holding A.G.                                   2,435
                                                            ----------
                                                                 8,621
                                                            ----------

            UNITED KINGDOM - 14.3%
   100,000  Barclays PLC                                         2,997
   490,000  Capita Group PLC                                     3,689
   200,000  National Westminster Bank PLC                        3,661
   175,000  Pearson PLC                                          2,842
    35,000  Vodafone Group PLC ADR                               3,636
                                                            ----------
                                                                16,825
                                                            ----------

            Total Common Stocks
            (cost $80,776)                                     104,612
                                                            ----------

                                                    NORTHERN FUNDS Annual Report

SCHEDULES OF INVESTMENTS MARCH 31, 1998

INTERNATIONAL SELECT EQUITY FUND (continued)

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            PREFERRED STOCKS - 5.2%

            GERMANY - 5.2%
    12,000  Fresenius A.G.                                  $    2,660
     8,000  SAP A.G.                                             3,402
                                                            ----------

            Total Preferred Stocks
            (cost $2,825)                                        6,062
                                                            ----------

PRINCIPAL
AMOUNT
(000S)
---------

            SHORT-TERM INVESTMENTS - 4.3%
    $4,684  Banque Paribas, Grand Cayman,
            6.125%, 4/1/98                                       4,684

       355  FHLB Discount Note,
            5.889%, 4/1/98                                         355
                                                            ----------

            Total Short-Term Investments
            (cost $5,039)                                        5,039
                                                            ----------

            Total Investments - 98.4%
            (cost $88,640)                                     115,713

            Other Assets less Liabilities - 1.6%                 1,905
                                                            ----------

            NET ASSETS - 100.0%                               $117,618
                                                            ==========

See Notes to the Financial Statements.

At March 31, 1998, the International Select Equity Fund's investments, excluding short-term investments, were diversified as follows:

Industry
Sector
----------------------------------------
Basic Industries/Energy            7.0%
Capital Goods                      5.2
Consumer Goods                    29.9
Financial Services                28.7
Pharmaceuticals                   16.4
Other                             12.8
                                  ------
Total                            100.0%
                                  ======

SCHEDULES OF INVESTMENTS MARCH 31, 1998

TECHNOLOGY FUND

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------


            COMMON STOCKS - 98.8%

            COMMUNICATIONS EQUIPMENT - 20.9%
    56,700  3Com Corp. <F1>                                  $   2,038
    83,000  Ascend Communications, Inc. <F1>                     3,144
    90,000  Bay Networks, Inc. <F1>                              2,441
    16,500  CIENA Corp. <F1>                                       703
    57,862  Cisco Systems, Inc. <F1>                             3,956
     7,530  Exodus Communications, Inc. <F1>                       211
    12,800  Loral Space & Communications Ltd. <F1>                 358
    30,700  Lucent Technologies, Inc.                            3,926
    17,100  P-COM, Inc. <F1>                                       342
    12,008  Qwest Communications International, Inc. <F1>          467
     5,333  RELTEC Corp. <F1>                                      189
    54,500  Tellabs, Inc. <F1>                                   3,658
     9,000  Uniphase Corp. <F1>                                    379
                                                            ----------
                                                                21,812
                                                            ----------
            COMPUTER PERIPHERALS - 5.0%
    83,000  EMC Corp. <F1>                                       3,138
    82,400  Seagate Technology, Inc. <F1>                        2,081
                                                            ----------
                                                                 5,219
                                                            ----------

            COMPUTER SOFTWARE AND SERVICES - 36.1%
    47,750  America Online, Inc. <F1>                            3,262
     5,600  Arbor Software Corp. <F1>                              258
     5,000  At Home Corp., Series A<F1>                            169
    35,000  BEA Systems, Inc. <F1>                                 984
    50,100  Computer Associates International, Inc.              2,893
    50,400  Computer Sciences Corp. <F1>                         2,772
     8,500  Documentum, Inc. <F1>                                  460
    55,000  Electronic Arts, Inc. <F1>                           2,581
    41,400  Electronic Data Systems Corp.                        1,899
    12,575  Genesys Telecommunications
            Laboratories, Inc. <F1>                                478
    10,500  HBO & Co.                                              634
    56,000  Intuit, Inc. <F1>                                    2,709
     3,432  ISS Group, Inc. <F1>                                   133
    11,875  J.D. Edwards & Co. <F1>                                388
    31,000  Microsoft Corp. <F1>                                 2,775
    62,668  Netscape Communications Corp. <F1>                   1,140
    10,362  Networks Associates, Inc. <F1>                         687
    91,380  Oracle Corp. <F1>                                    2,884
    90,000  Parametric Technology Corp. <F1>                     2,998
    68,300  PeopleSoft, Inc. <F1>                                3,599
    24,206  Siebel Systems, Inc. <F1>                              696

See Notes to the Financial Statements.

NUMBER                                                           VALUE
OF SHARES                                                       (000s)
----------------------------------------------------------------------

            COMPUTER SOFTWARE AND
            SERVICES - 36.1% (CONT'D.)
    13,000  Synopsys, Inc. <F1>                             $      426
    31,000  Yahoo! Inc. <F1>                                     2,866
                                                            ----------
                                                                37,691
                                                            ----------

            COMPUTER SYSTEMS - 11.7%
    70,700  Compaq Computer Corp. <F1>                           1,829
    54,000  Dell Computer Corp. <F1>                             3,658
    42,325  Hewlett-Packard Co.                                  2,682
    18,400  International Business Machines Corp.                1,911
    50,700  Sun Microsystems, Inc. <F1>                          2,115
                                                            ----------
                                                                12,195
                                                            ----------

            DATA PROCESSING - 4.6%
    34,800  Automatic Data Processing, Inc.                      2,368
    74,000  First Data Corp.                                     2,405
                                                            ----------
                                                                 4,773
                                                            ----------

            ELECTRICAL AND ELECTRONIC
            COMPONENTS - 20.0%
    20,500  Analog Devices, Inc. <F1>                              682
    60,000  Applied Materials, Inc. <F1>                         2,119
     7,500  ATMI, Inc. <F1>                                        227
    20,000  DII Group, Inc. <F1>                                   430
    14,000  Integrated Process Equipment Corp. <F1>                282
    27,000  Intel Corp.                                          2,108
    12,925  KLA-Tencor Corp. <F1>                                  494
    44,225  Linear Technology Corp.                              3,052
     9,600  Maxim Integrated Products, Inc. <F1>                   350
    32,000  Motorola, Inc.                                       1,940
    14,000  PMC-Sierra, Inc. <F1>                                  532
     8,000  SCI Systems, Inc. <F1>                                 285
    19,700  SGS-Thomson Microelectronics N.V. <F1>               1,528
    44,000  Solectron Corp. <F1>                                 1,859
    38,400  Texas Instruments, Inc.                              2,078
    10,000  TriQuint Semiconductor, Inc. <F1>                      226
    71,600  Xilinx, Inc. <F1>                                    2,681
                                                            ----------
                                                                20,873
                                                            ----------

            MEDICAL PRODUCTS AND
            PHARMACEUTICALS - 0.5%
     1,600  QIAGEN N.V. <F1>                                       107
    16,000  Ventana Medical Systems, Inc. <F1>                     426
                                                            ----------
                                                                   533
                                                            ----------

            Total Common Stocks
            (cost $83,772)                                     103,096
                                                            ----------

                                                   NORTHERN FUNDS Annual Report
SCHEDULES OF INVESTMENTS MARCH 31, 1998

TECHNOLOGY FUND (continued)

PRINCIPAL
AMOUNT                                                           VALUE
(000s)                                                          (000s)
----------------------------------------------------------------------

            SHORT-TERM INVESTMENT - 1.7%

    $1,786  Banque Paribas, Grand Cayman,
            6.125%, 4/1/98
            (cost $1,786)                                    $   1,786
                                                            ----------

            Total Investments - 100.5%
            (cost $85,558)                                     104,882

            Liabilities less Other Assets - (0.5)%               (493)
                                                            ----------

            NET ASSETS - 100.0%                               $104,389
                                                            ==========

See Notes to the Financial Statements.

NOTES TO THE
FINANCIAL STATEMENTS
MARCH 31, 1998

1.  ORGANIZATION
Northern Funds was organized October 12, 1993 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market, California Municipal Money Market, U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt, International Fixed Income, Income Equity, Stock Index, Growth Equity, Select Equity, Small Cap, International Growth Equity, International Select Equity and Technology Funds (collectively the "Funds") are separate, diversified investment portfolios of Northern Funds, except the California Municipal Money Market, Florida Intermediate Tax-Exempt, California Tax-Exempt and International Fixed Income Funds which are non-diversified portfolios of Northern Funds. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds maintains its own investment objective.
   The Funds have entered into an Investment Advisory Agreement with The Northern Trust Company ("Northern Trust" or the "Adviser"). Effective April 1, 1998, Northern Trust Quantitative Advisors, Inc., a wholly-owned subsidiary of Northern Trust Corporation, will serve as investment adviser for the Stock Index and Small Cap Funds. Northern Trust also serves as custodian, fund accountant and transfer agent for the Funds.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.VALUATION OF SECURITIES - Short-term investments held by the Funds are valued using the amortized cost method, which approximates market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities which are traded on a recognized U.S. or foreign securities exchange are generally valued at the last quoted sales price on the securities exchange on which the securities are primarily traded. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are generally valued at the last sales price. Guaranteed investment contracts are valued at cost plus accrued interest, which approximates market value. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees.

B.REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago.

C.FUTURES CONTRACTS - Certain Funds may enter into long futures contracts to maintain liquidity or short futures contracts for hedging purposes. These Funds may also enter into futures contracts for speculative purposes.
  Futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.
      A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is required to make a margin deposit in a segregated account of a specified amount of cash or eligible securities. Subsequently, as the market price of the futures contract fluctuates, gains and losses are recognized and payments are made, on a daily basis, between the Fund and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open contracts. At March 31, 1998, the Stock Index, Growth Equity and Small Cap Funds had entered into exchange-traded futures contracts. The aggregate market value of securities pledged to cover margin requirements for open positions at March 31, 1998 was approximately $205,000, $224,000 and $464,000, for the Stock Index, Growth Equity and Small Cap Funds, respectively.

D.OPTIONS CONTRACTS - Certain Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the International Fixed Income, International Growth Equity and International Select Equity Funds may enter into such transactions for cross-hedging purposes.
      The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
      When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in put options written for the year ended March 31, 1998 for the Growth Equity Fund were as follows:

                       NUMBER OF    PREMIUMS
                       CONTRACTS     (000S)
---------------------------------------------
Options outstanding
  at 3/31/97                99        $319
Options written            224         759
Options terminated in
  closing purchase
  transactions           (323)     (1,078)
Options expired              _           _
Options outstanding at
                         ------    -------
  3/31/98                    _         $ _
                         ======    =======

      The Fund did not write call options during the year ended March 31, 1998.

E.STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

F.FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

G.FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in a Fund's financial statements. A Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
  The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

          At March 31, 1998, there were no outstanding contracts.

H.ORGANIZATION COSTS - Organization expenses of approximately $1,030,000 have been deferred and are being amortized on a straight-line basis through 1999.

I. INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.
       During the year ended March 31, 1998, all of the dividends derived from net investment income paid by each of the Municipal Money Market, California Municipal Money Market, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt and California Tax-Exempt Funds were "exempt interest dividends," excludable from gross income for Federal income tax purposes. Further, all such dividends paid by the California Municipal Money Market and California Tax-Exempt Funds were "California exempt interest dividends," exempt from California state personal income tax.

J.EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

K.DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                        DECLARATION      PAYMENT
                         FREQUENCY      FREQUENCY
--------------------------------------------------
Money Market               Daily         Monthly
U.S. Government Money
  Market                   Daily         Monthly
U.S. Government Select
  Money Market             Daily         Monthly
Municipal Money Market     Daily         Monthly
California Municipal
  Money Market             Daily         Monthly
U.S. Government            Daily         Monthly
Intermediate Tax-Exempt    Daily         Monthly
Florida Intermediate
  Tax-Exempt               Daily         Monthly
Fixed Income               Daily         Monthly
Tax-Exempt                 Daily         Monthly
California Tax-Exempt      Daily         Monthly
International
  Fixed Income           Quarterly      Quarterly
Income Equity             Monthly        Monthly
Stock Index              Quarterly      Quarterly
Growth Equity            Quarterly      Quarterly
Select Equity             Annually       Annually
Small Cap                 Annually       Annually
International Growth
  Equity                  Annually       Annually
International Select
  Equity                  Annually       Annually
Technology                Annually       Annually
--------------------------------------------------
      Prior to September 27, 1997, dividends from net investment income of the International Fixed Income Fund were declared daily and paid quarterly.
      Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.
      The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with generally accepted accounting principles due to differences in the treatment and recognition of investment income and realized gains (losses). These differences are primarily related to foreign currency transactions, deferral of wash sales and capital loss carryforwards. Certain differences in treatment of income and capital gains for distributions, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.
      Distributions from net realized capital gains, as presented in the accompanying Statement of Changes in Net Assets and, on a per share basis, in the Financial Highlights, include amounts declared as short-term capital gains and as long-term capital gains. Short-term capital gains are taxable as ordinary income. Long-term capital gains are taxable at a maximum rate of 28% or 20%, as applicable, under the provisions of the Internal Revenue Code as amended by the Taxpayer Relief Act of 1997. All capital gain distributions during the year ended March 31, 1998 were paid December 26, 1997 to shareholders of record on December 23, 1997. The amount of such distributions from long-term capital gains, and the percentage of such amount taxable at the 28% maximum rate are as follows:

                          LONG-TERM
                         CAPITAL GAIN       28% RATE
-----------------------------------------------------
U.S. Government           $0.003256           100%
Intermediate Tax-Exempt           _              _
Florida Intermediate
  Tax-Exempt                      _              _
Fixed Income               0.005488           100%
Tax-Exempt                 0.058426             8%
California Tax-Exempt             _              _
International Fixed
  Income                   0.051241            32%
Income Equity              0.753211            60%
Stock Index                0.012278           100%
Growth Equity              1.534681            43%
Select Equity              1.496708            60%
Small Cap                  0.560600            50%
International Growth
  Equity                   0.000725           100%
International Select
  Equity                          _              _
Technology                 0.319966            56%
------------------------------------------------------

L.FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds intend to comply with the requirements of the Internal Revenue Code available to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.

M.RECLASSIFICATIONS - At March 31, 1998, the Funds made reclassifications among their capital accounts to reflect the characterization of certain income and capital gains distributions for federal income tax purposes, as follows:

                          UNDISTRIBUTED  UNDISTRIBUTED
                               NET            NET            PAID
AMOUNTS IN                  INVESTMENT      CAPITAL           IN
THOUSANDS                     INCOME         GAINS         CAPITAL
--------------------------------------------------------------------
Money Market                     24            (1)           (23)
U.S. Government
  Money Market                    6              _            (6)
U.S. Government
  Select Money
  Market                          4              _            (4)
Municipal Money
  Market                         27              _           (27)
California Municipal
  Money Market                    4              _            (4)
U.S. Government                 174          (164)           (10)
Intermediate Tax-
  Exempt                         18            (1)           (17)
Florida Intermediate
  Tax-Exempt                      _              _              _
Fixed Income                  (105)            112            (7)
Tax-Exempt                       11            147          (158)
California Tax-
  Exempt                          _              _              _
International Fixed
  Income                      (144)            147            (3)
Income Equity                     5              2            (7)
Stock Index                       _              _              _
Growth Equity                     7              _            (7)
Select Equity                     4              1            (5)
Small Cap                         4              1            (5)
International Growth
  Equity                          3          (473)            470
International Select
  Equity                      1,896        (1,966)             70
Technology                      722          (722)              _
--------------------------------------------------------------------
      These reclassifications have no impact on the net asset value of the Funds and are primarily due to differing treatments of foreign currency gains, investments in passive foreign investment companies, real estate investment trusts, asset-backed securities, and certain fees and expenses.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended March 31, 1998, the Adviser voluntarily agreed to waive a portion of its advisory fees as applied to each Fund's daily net assets as shown on the accompanying Statements of Operations. Northern Trust had also agreed to reimburse the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                 ANNUAL         ADVISORY
                                ADVISORY       FEES AFTER      EXPENSE
                                  FEES           WAIVERS     LIMITATIONS
------------------------------------------------------------------------
Money Market                       0.60%          0.40%          0.55%
U.S. Government
  Money Market                     0.60%          0.40%          0.55%
U.S. Government Select
  Money Market                     0.60%          0.40%          0.55%
Municipal Money
  Market                           0.60%          0.40%          0.55%
California Municipal
  Money Market                     0.60%          0.40%          0.55%
U.S. Government                    0.75%          0.75%          0.90%
Intermediate Tax-
  Exempt                           0.75%          0.70%          0.85%
Florida Intermediate
  Tax-Exempt                       0.75%          0.70%          0.85%
Fixed Income                       0.75%          0.75%          0.90%
Tax-Exempt                         0.75%          0.70%          0.85%
California Tax-Exempt              0.75%          0.70%          0.85%
International Fixed
  Income                           0.90%          0.90%          1.15%
Income Equity                      1.00%          0.85%          1.00%
Stock Index                        0.60%          0.40%          0.55%
Growth Equity                      1.00%          0.85%          1.00%
Select Equity                      1.20%          0.85%          1.00%
Small Cap                          1.20%          0.85%          1.00%
International Growth
  Equity                           1.20%          1.00%          1.25%
International Select
  Equity                           1.20%          1.00%          1.25%
Technology                         1.20%          1.00%          1.25%
------------------------------------------------------------------------

   For the periods April 1, 1997 to September 30, 1997 and November 3, 1997 to December 31, 1997, the annual advisory fees, advisory fees after waivers and expense limitations for the U.S. Government Select Money Market and California Municipal Money Market Funds were as follows:

                           ANNUAL        ADVISORY
                          ADVISORY      FEES AFTER      EXPENSE
                            FEES         WAIVERS
LIMITATIONS
------------------------------------------------------------------
U.S. Government Select
  Money Market             0.60%          0.25%          0.40%
California Municipal
  Money Market             0.60%          0.30%          0.45%
------------------------------------------------------------------


   The Funds have entered into an administrative agreement with Sunstone Financial Group, Inc. ("Sunstone") for certain administrative services.
Pursuant to its administrative agreement with the Funds, Sunstone is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets. For the year ended March 31, 1998, Sunstone voluntarily agreed to waive a portion of its administration fees as shown on the accompanying Statements of Operations. The waivers and reimbursements of Northern Trust and Sunstone described above are voluntary and may be terminated by them at any time at their discretion.

4.  BANK LOANS

The Funds maintain a $5,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
   Interest expense for the year ended March 31, 1998 was approximately $1,000 and $6,000, for the International Fixed Income and Stock Index Funds, respectively. These amounts are included in other expenses on the Statements of Operations.
   As of March 31, 1998, there were no outstanding borrowings.

5.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 1998 were as follows:

                                      PURCHASES                SALES
                             ----------------------------------------------
                               U.S.                       U.S.
AMOUNTS IN THOUSANDS        GOVERNMENT      OTHER      GOVERNMENT   OTHER
---------------------------------------------------------------------------
U.S. Government              $114,167            _     $84,123            _
Intermediate Tax-Exempt             _     $183,779           _     $162,918
Florida Intermediate
  Tax-Exempt                        _       17,393           _        8,772
Fixed Income                   56,795       41,767      25,866       20,327
Tax-Exempt                          _      123,232           _      101,836
California Tax-Exempt               _       42,307           _        4,101
International Fixed Income          _        4,435           _        6,722
Income Equity                       _       92,660           _       73,581
Stock Index                         _       51,112           _       18,052
Growth Equity                       _      314,525           _      281,050
Select Equity                       _      165,926           _      138,156
Small Cap                           _      135,085           _       51,639
International Growth Equity         _      237,966           _      256,852
International Select Equity         _      104,299           _      119,675
Technology                          _       87,908           _       55,051
----------------------------------------------------------------------------

   At March 31, 1998, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and cost basis of securities were approximately as follows:

                                                          NET         COST
                            UNREALIZED   UNREALIZED   APPRECIATION  BASIS OF
AMOUNTS IN THOUSANDS       APPRECIATION DEPRECIATION (DEPRECIATION)SECURITIES
------------------------------------------------------------------------------
U.S. Government                $3,144         $344      $2,800     $224,657
Intermediate Tax-Exempt         7,463          186       7,277      289,659
Florida Intermediate Tax-Exempt   509           55         454       24,546
Fixed Income                    5,200          377       4,823      174,906
Tax-Exempt                      7,097          247       6,850      165,727
California Tax-Exempt             860           41         819       40,357
International Fixed Income        438          841       (403)       13,664
Income Equity                  19,047        1,473      17,574       99,180
Stock Index                    17,791        1,117      16,674       77,024
Growth Equity                 150,423        1,823     148,600      329,877
Select Equity                  24,215          493      23,722      102,133
Small Cap                     110,695       14,471      96,224      275,716
International Growth Equity    29,191        4,235      24,956      142,653
International Select Equity    27,790        1,537      26,253       89,460
Technology                     23,064        4,627      18,437       86,445
------------------------------------------------------------------------------
   At March 31, 1998, the California Municipal Money Market and International Select Equity Funds had capital loss carry-forwards, for income tax purposes, of approximately $1,000 and $4,964,000, respectively, due to expire March 31, 2006. These capital loss carryforwards are available to offset future gains.

6. CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the year ended March 31, 1998 were as follows:

                                                                       NET
                                          REINVESTMENT              INCREASE
AMOUNTS IN THOUSANDS             SOLD     OF DIVIDENDS  REDEEMED   (DECREASE)
------------------------------------------------------------------------------
U.S. Government                 6,618           74       2,623        4,069
Intermediate Tax-Exempt         6,360           64       3,898        2,526
Florida Intermediate Tax-Exempt 1,465           14         536          943
Fixed Income                    7,837          110       2,908        5,039
Tax-Exempt                      3,720          126       1,584        2,262
California Tax-Exempt           4,132           12         433        3,711
International Fixed Income        200           23         465        (242)
Income Equity                   2,329          613         955        1,987
Stock Index                     5,376          201       2,666        2,911
Growth Equity                   5,044        2,265       3,266        4,043
Select Equity                   2,762          603       1,136        2,229
Small Cap                       8,480          908       3,399        5,989
International Growth Equity     2,240          466       3,929      (1,223)
International Select Equity     1,429           38       2,583      (1,116)
Technology                      3,074          322         956        2,440
------------------------------------------------------------------------------

Transactions of shares of the Funds for the year ended March 31, 1997 were as follows:

                                                                       NET
                                          REINVESTMENT              INCREASE
AMOUNTS IN THOUSANDS             SOLD     OF DIVIDENDS  REDEEMED   (DECREASE)
-----------------------------------------------------------------------------
U.S. Government                 5,159          144       1,695        3,608
Intermediate Tax-Exempt         7,072          245       4,928        2,389
Florida Intermediate Tax-Exempt 1,846            4         373        1,477
Fixed Income                    4,239          222       2,080        2,381
Tax-Exempt                      2,592           80       1,436        1,236
International Fixed Income        416           28         289          155
Income Equity                   2,128          450         875        1,703
Stock Index                     3,844            8         515        3,337
Growth Equity                   6,478          922       2,752        4,648
Select Equity                   2,494          125         823        1,796
Small Cap                       4,424          716       2,534        2,606
International Growth Equity     3,091          641       4,935      (1,203)
International Select Equity     3,161           82       2,310          933
Technology                      3,820           25         184        3,661
-----------------------------------------------------------------------------
7. SUBSEQUENT EVENT

The Mid Cap Growth Fund, a separate, diversified investment portfolio of Northern Funds, commenced operations after the close of business on March 31, 1998.

REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES:
NORTHERN FUNDS

We have audited the accompanying statements of assets and liabilities of Northern Funds (a Massachusetts business trust consisting of the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund, U.S. Government Fund, Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund), including the schedules of investments, as of March 31, 1998, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Northern Funds as of March 31, 1998, the results of their operations, changes in their net assets, and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.




                                                        ARTHUR ANDERSEN LLP

Chicago, Illinois
May 13, 1998

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

c 1998 Sunstone Distribution Services, LLC,
Distributor

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P.O. Box 2081
Milwaukee, WI 53201-9800
1-800-595-9111

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